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                                                                    Exhibit 10.5

                             MASTER LEASE AGREEMENT

                                     BETWEEN

                        FIRST STATES INVESTORS 5000A LLC,
                a Delaware limited liability company ("LANDLORD")

                                       AND

                        BANK OF AMERICA, N.A. ("TENANT")

                              Dated: June 30, 2003

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I      BASIC LEASE INFORMATION, LEASED PREMISES, TERM, AND USE........1

   1.1     Basic Lease Information; Definitions...............................1

   1.2     Leased Premises...................................................16

   1.3     Term..............................................................16

   1.4     Options to Renew; Special Notice of Non-Renewal...................17

   1.5     Use...............................................................19

   1.6     Survival..........................................................20

   1.7     Release Premises..................................................20

ARTICLE II     RENTAL AND OPERATING EXPENSES.................................22

   2.1     Rental Payments...................................................22

   2.2     Operating Expenses................................................25

   2.3     Real Estate Taxes.................................................30

   2.4     Budget; Audit Rights..............................................31

ARTICLE III    BUILDING SERVICES, IDENTITY, SIGNAGE, AND MANAGEMENT..........33

   3.1     Building Standard and Above Standard Services.....................33

   3.2     Keys and Locks....................................................37

   3.3     Graphics and Building Directory...................................38

   3.4     Building Identity; Signage; Exclusivity...........................38

   3.5     Communications Equipment..........................................40

   3.6     Building Management...............................................42

ARTICLE IV     CARE OF PREMISES; LAWS, RULES AND REGULATIONS.................43

   4.1     Care of Leased Premises...........................................43

   4.2     Access of Landlord to Leased Premises.............................43

   4.3     Nuisance..........................................................44

   4.4     Laws and Regulations; Rules of Building...........................44

   4.5     Legal Use and Violations of Insurance Coverage....................44

   4.6     Environmental Laws................................................45

ARTICLE V      LEASEHOLD IMPROVEMENTS AND REPAIRS............................46

   5.1     Leasehold Improvements............................................46

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

   5.2     Alterations.......................................................46

   5.3     Non-Removable Improvements........................................47

   5.4     Mechanics Liens...................................................47

   5.5     Repairs by Landlord...............................................48

   5.6     Repairs by Tenant.................................................48

   5.7     Demising Work.....................................................49

   5.8     Art...............................................................50

ARTICLE VI     CONDEMNATION, CASUALTY AND INSURANCE..........................51

   6.1     Condemnation......................................................51

   6.2     Damages from Certain Causes.......................................52

   6.3     Casualty Clause...................................................52

   6.4     Property Insurance................................................54

   6.5     Liability Insurance...............................................54

   6.6     Hold Harmless.....................................................54

   6.7     WAIVER OF RECOVERY................................................55

ARTICLE VII    DEFAULTS, REMEDIES, BANKRUPTCY, SUBORDINATION.................55

   7.1     Default and Remedies..............................................55

   7.2     Insolvency or Bankruptcy..........................................59

   7.3     Negation of Lien for Rent.........................................60

   7.4     Attorney's Fees...................................................60

   7.5     No Waiver of Rights...............................................60

   7.6     Holding Over......................................................60

   7.7     Subordination.....................................................61

   7.8     Estoppel Certificate..............................................62

   7.9     Subsequent Documents..............................................62

   7.10    Interest Holder Privileges........................................62

ARTICLE VIII   SUBLEASING, ASSIGNMENT, LIABILITY, AND CONSENTS...............62

   8.1     Sublease or Assignment by Tenant..................................62

   8.2     Assignment by Landlord............................................65

ARTICLE IX     PURCHASE AND SALE.............................................65

                                       ii

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                                TABLE OF CONTENTS
                                   (continued)

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                                                                            ----

   9.1     Tenant's Right of First Refusal to Purchase.......................65

   9.2     Right of First Offer on Sale......................................66

   9.3     Separate Lease....................................................67

ARTICLE X      EXPANSION RIGHTS..............................................67

   10.1    Tenant Expansion Notices..........................................67

   10.2    Landlord Expansion Response.......................................68

   10.3    Expansion Space Leases............................................68

   10.4    Excess Basic Rent; Recalculation of Termination Rights............70

   10.5    Subordination of Expansion Space Rights...........................71

   10.6    Duration..........................................................71

   10.7    Disputes..........................................................71

ARTICLE XI     CONTRACTION RIGHTS............................................72

   11.1    Contraction Rights................................................72

   11.2    Contraction Rights Exercise Notice................................72

   11.3    Relocation Rights.................................................73

   11.4    Termination Rights................................................73

   11.5    Vacate Premises Rent..............................................73

   11.6    Surrender; Vacate Premises Demising Work..........................73

   11.7    Duration..........................................................74

   11.8    Disputes..........................................................74

ARTICLE XII    DISPUTE RESOLUTION............................................74

   12.1    Approval Procedure; Dispute Resolution............................74

   12.2    Dispute Resolution................................................75

   12.3    Conduct of the Arbitration........................................76

   12.4    Alternative Means of Arbitration with AAA.........................77

   12.5    Mediation; Litigation.............................................77

ARTICLE XIII   TENANT REMEDIES...............................................78

   13.1    Limited Offset....................................................78

   13.2    Landlord Letter of Credit.........................................78

ARTICLE XIV    MISCELLANEOUS.................................................78

                                       iii

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                                TABLE OF CONTENTS
                                   (continued)

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                                                                            ----

   14.1    Notices...........................................................78

   14.2    Brokers...........................................................79

   14.3    Binding on Successors.............................................79

   14.4    Rights and Remedies Cumulative....................................79

   14.5    Governing Law.....................................................79

   14.6    Rules of Construction.............................................79

   14.7    Authority and Qualification.......................................79

   14.8    Severability......................................................80

   14.9    Quiet Enjoyment...................................................80

   14.10   Limitation of Personal Liability..................................80

   14.11   Memorandum of Lease...............................................80

   14.12   Consents..........................................................80

   14.13   Time of the Essence...............................................80

   14.14   Amendments........................................................80

   14.15   Entirety..........................................................80

   14.16   References........................................................81

   14.17   Counterpart Execution.............................................81

   14.18   No Partnership....................................................81

   14.19   Captions..........................................................81

   14.20   Required Radon Notice.............................................81

   14.21   Changes to Projects by Landlord...................................81

   14.22   Storage Space.....................................................81

   14.23   WAIVER OF JURY TRIAL..............................................82

   14.24   Confidential Information..........................................82

                                       iv

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EXHIBITS AND SCHEDULES

   Exhibit A     Leased  Premises,  Occupied  Release  Premises,  Building NRA,
                 Leased Premises NRA, Tenant Occupancy Percentages and Annual
                 Basic Rent Factor
   Exhibit B-1   Form of Lease Supplement
   Exhibit B-2   Form of Amendment to Lease Supplement and Exhibit A
   Exhibit C     Form of Confidentiality Agreement
   Exhibit D     Form of Subordination, Attornment and Non-Disturbance Agreement
   Exhibit E     Form of Estoppel Certificate
   Exhibit F     Form of Subtenant Non-Disturbance Agreement
   Exhibit G     Form of Separate Lease
   Exhibit H     Form of Contraction Assignment
   Exhibit I     Form of Contraction Sublease
   Exhibit J     Form of Landlord Letter of Credit

   Schedule 1    Annual Basic Rent Factor Table
   Schedule 2    [INTENTIONALLY OMITTED]
   Schedule 3    Description of Environmental Information
   Schedule 4    Description of Tenant's Art
   Schedule 5    Renewal Term Annual Basic Rent Illustration

                                       v

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                             MASTER LEASE AGREEMENT

     THIS MASTER LEASE AGREEMENT (this "Lease") is made and entered into as of June 30, 2003, but only effective as of, and conditioned upon, the occurrence of the Closing under the Purchase Agreement, by and between FIRST STATES INVESTORS 5000A, LLC, a Delaware limited liability company (hereinafter called "Landlord"), and BANK OF AMERICA, N.A., a national banking association (hereinafter called "Tenant"), with the limited joinder of FIRST STATES GROUP, L.P., a Delaware limited partnership ("FSG"). Any other provision of this Lease to the contrary notwithstanding, this Lease shall automatically and without further action of Landlord or Tenant commence and become effective upon and immediately following the Closing. Terms with initial capital letters used in this Lease shall have the meanings assigned for such terms in Section 1.1(b).

                                   BACKGROUND

     A. Tenant, as Seller, and FSG as Purchaser are parties to the Purchase Agreement, pursuant to which Tenant agreed to sell and convey to FSG and FSG agreed to purchase from Tenant, the Projects and certain other properties not covered by this Lease, and

     B. FSG has assigned to Landlord FSG's entire right, title and interest in and to the Projects.

                                   ARTICLE I
             BASIC LEASE INFORMATION, LEASED PREMISES, TERM, AND USE

1.1 Basic Lease Information; Definitions.

     (a) The following Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinbelow set forth.

Commencement Date:       June 30, 2003.

Expiration Date:         June 30, 2023.

Initial Term:            Commencing on June 30, 2003, and, unless sooner
                         terminated as herein provided, ending on June 30, 2023.

Leased Premises:         All those portions of the Projects identified in the
                         Lease Supplements, as the same are amended from time to time, as being demised and leased to Tenant hereunder, including the identified Net Rentable Areas within the Buildings and, where applicable, the Drive-Through
                         Banking Facilities. Each time there is an addition to, subtraction from or other change in the

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                         configuration of the Leased Premises as herein
                         provided, including, without limitation, pursuant to
                         Section 6.1 (Condemnation), Section 6.3 (Casualty),
                         Article IX (Purchase and Sale), Article X (Expansion Rights) and Article XI (Contraction Rights), Landlord and Tenant shall execute amendments to the applicable Lease Supplements (based upon the form attached as Exhibit B-1 hereto) and to Exhibit A hereto to confirm the configuration and Net Rentable Area of the Leased Premises, Tenant's Occupancy Percentage in each Building and the Annual Basic Rent for each Leased Premises and, to the extent applicable, any adjustment in Parking Areas. The Leased Premises shall not include any Release Premises, except to the extent that former Release Premises are, at Tenant's election, added to the Leased Premises as provided in Section 1.7(d).

Release Premises:        All those certain portions of the Buildings that do not
                         constitute part of the Leased Premises, but which are occupied by Tenant on the Commencement Date and are to be vacated by Tenant as expressed in Section 1.7. The
                         Occupied Release Premises are identified in the Lease
                         Supplements and listed in summary fashion on Exhibit A hereto. Each time there is an addition to, subtraction from or other change in the configuration of the Occupied Release Premises at a Project as herein provided, Landlord and Tenant shall execute amendments to the applicable Lease Supplement (based upon the form attached as Exhibit B-1 hereto) and to Exhibit A hereto to confirm the configuration and Net Rentable Area of the Occupied Release Premises at such Project.

Landlord's Address for   First States Investors 5000A, LLC
                         c/o First States Group, L.P.
                         1725 The Fairway
                         Jenkintown, PA 19046
                         Attention: Nicholas S. Schorsch, President and CEO
                         Fax Number: (215) 887-2585

    with a copy to:      First States Group, L.P.
                         1725 The Fairway
                         Jenkintown, PA 19046
                         Attention: Edward J. Matey Jr., General Counsel
                         Fax: (215) 887-9856

Tenant's Address for     Bank of America, N.A.
Notices:                 525 North Tryon
                         3rd Floor - Corporate Real Estate Department
                         NC1-023-03-03

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                         Charlotte, NC 28255
                         Attention: Property Services
                         Fax: (704) 386-7339

    with a copy to:      Bank of America, N.A.
                         901 Main Street, 68th Floor
                         Dallas, TX 75202-3714
                         Attention: Michael F. Hord, Associate General Counsel
                         Fax: (214) 209-0871

    and to:              Trammell Crow Corporate Services, Inc.
                         2850 North Federal Highway
                         Lighthouse Point, Florida 33064
                         Attention: Chuck Dunn, Senior Vice President
                         Fax: (954) 786-4405

    and to:              Jones Lang LaSalle Americas, Inc.
                         355 South Grand Avenue
                         Suite 4280
                         Los Angeles, CA  90071
                         Attention: John L. Vinnicombe, Executive Vice President
                         Fax: (213) 680-4933

Interest Holder's        German American Capital Corporation
Address for Notices:     60 Wall Street, 10th Floor
                         New York, NY 10005
                         Attention: Eric M. Schwartz and General Counsel
                         Fax: (212) 797-4488

    with a copy to:      Skadden, Arps, Slate, Meagher & Flom LLP
                         Four Times Square
                         New York, NY 10036-6522
                         Attention: Harvey R. Uris, Esquire
                         Fax: (917) 777-2212

     (b) As used in this Lease, the following terms shall have the respective meanings indicated below, and such meanings are incorporated in each such provision where used as if fully set forth therein:

     "AAA" shall mean the American Arbitration Association.

     "Above Standard Services" shall have the meaning assigned to such term in
     Section 3.1(c).

     "Above Standard Services Rent" shall mean any and all charges required to be paid by Tenant for Above Standard Services as expressed in Section 3.1(c).

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     "Additional Equipment" shall have the meaning assigned to such term in
     Section 3.5.

     "Additional Rent" means Tenant's Operating Expense Share, Tenant's Tax Share, Above Standard Services Rent and all other sums (other than Annual Basic Rent and Excess Basic Rent, if any) that Tenant is obligated to pay or reimburse to Landlord as required by the terms of this Lease.

     "Affiliate" or "Affiliates" means any person or entity controlling, controlled by, or under common control with another such person or entity. "Control" as used herein shall mean the possession, direct or indirect, or the power to direct or cause the direction, of the management and policies of such controlled person or entity. The ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of, or possession of the right to vote in, the ordinary direction of its affairs, more than fifty percent (50%) of the voting interest in, any person or entity shall be presumed to constitute such control. In the case of Landlord (if Landlord is a partnership), the term Affiliate shall also include any person or entity controlling or controlled by or under common control with any general partner of Landlord or any general partner of Landlord's general partner.

     "Affiliate Owned Property" shall have the meaning assigned to such term in
     Section 10.1.

     "Aggregate FMRV Rent" shall have the meaning assigned to such term in
     Section 1.4(c).

     "Annual Basic Rent" shall mean the annual basic rent payable by Tenant for the Leased Premises that are subject, from time to time, to this Lease, which Annual Basic Rent shall be calculated as herein provided. During the Initial Term of this Lease, the Annual Basic Rent for each Project shall equal the Net Rentable Area of the Leased Premises for such Project multiplied by the Annual Basic Rent Factor, except that the Annual Basic Rent for any Short Term Expansion Space shall equal the Fair Market Rental Value of such Short Term Expansion Space as provided in Article X. During the Renewal Terms of this Lease, the Annual Basic Rent for each Project shall equal the Fair Market Rental Value of the Leased Premises within such Project, subject, if applicable, to the limitations set forth in Section 1.4(c). The Annual Basic Rent due under this Lease shall equal the sum of all Annual Basic Rents due with respect to each Project and shall be re-calculated each time there is a change in the Annual Basic Rent Factor or in Tenant's Occupancy Percentage for a Project or a required conversion to, or adjustment in, the Fair Market Rental Value of a Project.

     "Annual Basic Rent Factor" shall mean $8.61 per square foot of Net Rentable Area. On the first day of the sixth Lease Year, and on the first day of every fifth Lease Year thereafter during the Term (i.e., the eleventh, sixteenth, twenty-first, etc. Lease Years), the Annual Basic Rent Factor shall be increased as set forth on Schedule 1 hereto.

     "Applicable Rate" shall mean an annual rate of interest equal to the lesser of (i) the Prime Rate plus two percent (2%) and (ii) the maximum contract interest rate per annum allowed by North Carolina law.

     "Appraiser" shall mean an independent professional real estate appraiser, MAI or equivalent, with at least ten (10) years' experience appraising commercial real estate

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     comparable to the subject Project or Leased Premises, who shall be associated with a nationally-recognized real estate services firm offering appraisal services, with local offices in the region where the subject Project is located, and which firm is not under contract with or otherwise so associated with either Landlord or Tenant as to reasonably impair its or their ability to render impartial judgments (it being agreed that an Appraiser that performs residential or commercial property appraisals for Tenant in Tenant's capacity as a mortgage lender shall not be disqualified from serving as an Appraiser solely as a result of such other relationship with Tenant).

     "Approval Matters" shall have the meaning assigned to such term in Section 12.2(b).

     "Arbitration Notice" shall have the meaning assigned to such term in
     Section 12.2(a).

     "Art" shall have the meaning assigned to such term in Section 5.8.

     "ATM" shall mean automated teller machine.

     "Award" shall have the meaning assigned to such term in Section 13.2

     "Banking" shall have the meaning assigned to such term in Section 1.5.

     "Binding ADR Dispute" shall have the meaning assigned to such term in
     Section 12.2(b).

     "BOMA" shall mean the Building Owners and Managers Association.

     "Budget" shall have the meaning assigned to such term in Section 2.4(a).

     "Building" shall mean any and each of the buildings identified on Exhibit A in which the Leased Premises are located.

     "Building Operating Hours" shall mean, for each Building, from 7:00 a.m. to 7:00 p.m. on Mondays through Fridays and from 8:00 a.m. to 2:00 p.m. on Saturdays, excepting Holidays.

     "Building Rules" shall have the meaning assigned to such term in Section
     4.4.

     "Building Standard Services" shall have the meaning assigned to such term in Section 3.1(a).

     "Building Standards" shall mean, for each Building, materials of the type, quality and quantity generally used throughout such Building and in Comparable Buildings.

     "Bureau of Labor Statistics" shall mean the U.S. Department of Labor, Bureau of Labor Statistics.

     "Buildings" shall mean all of the buildings identified on Exhibit A in which the Leased Premises are located.

     "Casualty" shall have the meaning assigned to such term in Section 6.3(a).

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     "Closing" shall mean the closing and transfer of title to the Projects to
     Landlord pursuant to the Purchase Agreement.

     "Commencement Date" shall have the meaning assigned to such term in Section 1.1(a).

     "Common Areas" shall have the meaning assigned to such term in Section 1.2.

     "Communications Equipment" shall have the meaning assigned to such term in
     Section 3.5.

     "Comparable Buildings" shall mean, for each Building, a quality, age, location and construction that is comparable to that of other buildings comparable to such Building within the metropolitan area within which such Building is located.

     "Continuing Term Separate Lease" shall have the meaning assigned to such term in Section 9.3.

     "Contraction Assignment" shall mean a lease assignment and assumption agreement substantially in the form attached as Exhibit H hereto entered into by Tenant, as assignor, and FSG or, at FSG's election, an Affiliate of FSG, as assignee, for all of Tenant's right, title and interest in and to a Continuing Term Separate Lease at a Project for which Tenant has properly exercised Contraction Rights for the entire Leased Premises within such Project pursuant to Article XI. If FSG elects to cause an Affiliate of FSG to enter into a Contraction Assignment, FSG shall join in the execution of the Contraction Assignment for the purpose of unconditionally guarantying to Tenant the payment and performance by such Affiliate of all of such Affiliate's obligations to Tenant under the Contraction Assignment. Tenant shall be released from all obligations under the Separate Lease to which the Contraction Assignment relates arising on and after the date of execution of the Contraction Assignment.

     "Contraction Rights" shall have the meaning assigned to such term in
     Section 11.1.

     "Contraction Rights Exercise Notice" shall have the meaning assigned to such term in Section 11.2.

     "Contraction Sublease" shall mean a separate, stand alone sublease substantially in the form attached as Exhibit I hereto entered into by Tenant, as sublandlord, and FSG or, at FSG's election, an Affiliate of FSG, as subtenant, for such portion of the Leased Premises at a Project that is leased by Tenant under a Continuing Term Separate Lease as Tenant has properly exercised Contraction Rights pursuant to Article XI. If FSG elects to cause an Affiliate of FSG to enter into a Contraction Sublease, FSG shall join in the execution of the Contraction Sublease for the purpose of unconditionally guarantying to Tenant the payment and performance by such Affiliate of all of such Affiliate's obligations to Tenant under the Contraction Sublease.

     "Cost Approved Sublease" shall have the meaning assigned to such term in
     Section 8.1(h).

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     "Coterminous Expansion Space" shall have the meaning assigned to such term in Section 10.3.

     "Damaged Property" shall have the meaning assigned to such term in Section 6.3(a).

     "Demising Work" shall mean the construction by Tenant, as a result of the creation of Surrendered Premises, of (i) all walls and other work required to demise, separate and secure the Leased Premises from any portion of the Building that is not included within the Leased Premises, (ii) all work, if and to the extent required as a result of such demise, for (a) the creation of multi-tenant access to Common Areas, facilities and systems necessary for the general office use of the Surrendered Premises, including, without limitation, multi-tenant access to the mechanical, electrical, plumbing and other utility facilities and systems serving the Surrendered Premises or
     (b) at Tenant's sole option, in lieu of creating multi-tenant access to existing Common Areas, facilities or systems, Tenant may construct replacements for Common Areas, facilities or systems necessary for the general office use of the Surrendered Premises and (iii) to provide proper and lawful means of ingress and egress to the Surrendered Premises. Notwithstanding the foregoing, Tenant will not be obligated to (i) make any alterations or improvements to demise the Leased Premises on floors of any Buildings that are and shall continue to be leased by Tenant as full floors, (ii) make any alterations or improvements to floors that do not contain any Leased Premises or (iii) bring the Projects into compliance with building codes or other Legal Requirements, except to the extent required by any Governmental Authority as being necessary to perform the Demising Work. All Demising Work shall be performed in conformity with the requirements of Section 5.7.

     "Drive-Through Banking Facility" shall mean, for each Project, the portion of the Leased Premises, if any, identified as a Drive-Through Banking Facility in Lease Supplement for such Project.

     "Enforcement" shall have the meaning assigned to such term in Section 7.7.

     "Environmental Information" shall have the meaning assigned to such term in
     Section 4.6(a).

     "Environmental Matters" shall have the meaning assigned to such term in
     Section 4.6(b).

     "Excess Basic Rent" shall have the meaning assigned to such term in Section 10.4.

     "Expansion Rights" shall have the meaning assigned to such term in Section 10.3.

     "Expansion Space" shall have the meaning assigned to such term in Section 10.3.

     "Expansion Space Acceptance" shall have the meaning assigned to such term in Section 10.3.

     "Expiration Date" shall have the meaning assigned to such term in Section 1.1(a).

     "Event of Default" shall have the meaning assigned to such term in Section 7.1(a).

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     "Facility Manager" shall have the meaning assigned to such term in Section
     3.6.

     "Fair Market Purchase Value" shall mean the fair market purchase value, as of the date the determination is made, that would be obtained in an arm's-length purchase and sale agreement between an informed and willing seller and an informed and willing purchaser, neither of whom is under any compulsion to enter into such transaction.

     "Fair Market Rental Value" shall mean the fair market rental value, as of the date the determination is made, that would be obtained in an arm's-length net lease (i.e., net of all operating expenses, real estate taxes, utilities and other pass-throughs) between an informed and willing tenant (other than a tenant in possession) and an informed and willing landlord, neither of whom is under any compulsion to enter into such transaction, for space in Comparable Buildings that is comparable in size, location and quality to the Leased Premises, for a comparable term. Such Fair Market Rental Value shall be calculated assuming that (i) the Leased Premises are in the condition and state of repair required under the Lease,
     (ii) Tenant is in compliance with the requirements of the Lease and (iii) Tenant will accept the Leased Premises in "AS-IS" condition. In determining the Fair Market Rental Value for Project, the Appraiser shall give due consideration, to and make any necessary adjustments to the rentals paid at Comparable Buildings in light of, the following factors: (i) Tenant will not receive, and Landlord will not pay, any tenant improvement, relocation, moving or other allowance, rent abatement or other reduced or free rent period or any other allowance or concession in connection with Tenant's leasing of the Leased Premises, (ii) except as expressly provided herein with respect to Expansion Space, Tenant's obligation to pay Rent commences on the date possession of the Leased Premises are delivered to Tenant,
     (iii) Landlord will not pay any brokers' fee or commission in connection with Tenant's leasing of the Leased Premises, (iv) the Landlord's inclusion, and Tenant's payment, of amortized capital expenditures in Operating Expenses to the extent provided in this Lease and (v) the creditworthiness of Tenant and the tenants at Comparable Buildings. For Short Term Expansion Space only, the Fair Market Rental Value shall be determined without regard to the value added by any alterations or improvements made to such space by Tenant after it was added to the Lease Premises as provided in Article X.

     "Final Drawings" shall have the meaning assigned to such term in Section
     5.7.

     "Final Space Plan" shall have the meaning assigned to such term in Section 5.7(a).

     "Five Year Term Separate Lease" shall have the meaning assigned to such term in Section 9.3.

     "Floor Common Area" shall have the meaning assigned to such term in the Measurement Standard.

     "FMRV Increment" shall have the meaning assigned to such term in Section 10.4.

     "FMRV Space" means space added to the Leased Premises as Expansion Space, but shall not include any Coterminous Expansion Space added to the Leased Premises during the Initial Term.

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     "Force Majeure Events" means events beyond Landlord's or Tenant's (as the case may be) control, which shall include, without limitation, all labor disputes, governmental regulations or controls, war, fire or other casualty, inability to obtain any material or services, acts of God, or any other cause not within the reasonable control of Landlord or Tenant (as the case may be). The times for performance set forth in this Lease (other than for monetary obligations of a party) shall be extended to the extent performance is delayed by Force Majeure Events.

     "FSG" shall have the meaning assigned to such term in the parties paragraph.

     "GAAP" shall mean generally accepted accounting principles, consistently applied.

     "Governmental Authority" means the United States, the state, county, city and political subdivision in which a Project is located or that exercises jurisdiction over the Project, Landlord or Tenant, and any agency, department, commission, board, bureau or instrumentality of any of the foregoing that exercises jurisdiction over the Project, Landlord or Tenant.

     "Gross Revenue" shall mean, for each Project, all gross income generated in connection with such Project, including, without limitation, basic rents, additional rents and other charges collected from Tenant and other tenants or occupants of the Project and income from services, coin operated vending machines and telephones, parking facilities, but excluding (i) security deposits, unless and not until such deposits are applied as rental income,
     (ii) interest on bank accounts for the operation of the Project, (iii) proceeds from the sale or refinancing of the Project, (iv) insurance proceeds or dividends received from any insurance policies pertaining to physical loss or damage to the Project, (v) condemnation awards or payments received in lieu of condemnation of the Project, (vi) any trade discounts and rebates received in connection with the purchase of personal property or services in connection with the operation of the Project and (vii) any Release Premises Additional Rent paid by Tenant under this Lease.

     "Hazardous Materials" means any flammable materials, explosive materials, radioactive materials, asbestos-containing materials, the group of organic compounds known as polychlorinated biphenyls and any other hazardous, toxic or dangerous waste, substance or materials defined as such in (or for purposes of) the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S)(S) 9601 to 9675, the federal Hazardous Materials Transportation Act, 42 U.S.C. (S)(S) 5101 to 5127, the federal Solid Waste Disposal Act as amended by the Resources Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901 to 6992k, the federal Toxic Substance Control Act, 15 U.S.C. (S)(S) 2601 to 2692 or any other Legal Requirement from time to time in effect regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material.

     "Holidays" shall mean New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day and any and all other dates observed as bank holidays by national banks. If, in the case of any holiday described above, a different day shall be observed than the respective day described above, then that day that constitutes the day observed by national banks in the state in which the Project is located on account of such holiday shall constitute the Holiday under this Lease.

     "HVAC" shall mean heating, ventilating and air conditioning.

     "Initial Term" shall have the meaning assigned to such term in Section 1.1(a).

     "Interest Holder" shall have the meaning assigned to such term in Section 7.7.

     "JAMS" shall mean Judicial Arbitration & Mediation Services, Inc.

     "JLL" means Jones Lang LaSalle Americas, Inc.

     "Land" shall mean all of the parcels of land identified on Exhibit A on which the Buildings, Common Areas, Drive-Through Banking Facilities, Parking Areas and other elements of the Projects are located.

     "Landlord" shall have the meaning assigned to such term in the parties paragraph.

     "Landlord Default" shall have the meaning assigned to such term in Section 7.1(f).

     "Landlord Designated Submanager" shall have the meaning assigned to such term in Section 3.6.

     "Landlord Expansion Response" shall have the meaning assigned to such term in Section 10.2.

     "Landlord Letter of Credit" shall have the meaning assigned to such term in
     Section 13.2.

     "Lease" shall have the meaning assigned to such term in the parties paragraph.

     "Leased Premises" shall have the meaning assigned to such term in Section 1.1(a).

     "Lease Supplement" shall mean, for each Project, a supplement to this Lease based upon the form attached as Exhibit B-1 hereto that describes and depicts, in detail, the Leased Premises for such Project and any Landlord or Tenant right or obligations that are specific to that Project, including, without limitation, any emergency generators, uninterrupted power systems, supplemental HVAC systems and other specialty items of whose capacities are dedicated for Tenant's sole use and that Tenant desires Landlord to maintain, repair and replace, at Tenant's election, as an Above Standard Service. The Lease Supplements for the Projects located at (i) 1825 E. Buckeye Road, Phoenix, AZ (AZCAM-030, AZCAT-030, AZMAR-030 and ACMCD-030), (ii) 9000 Southside Boulevard, Jacksonville, FL (FLJAC-030, FLJAC-130, FLJAC-230, FLJAC-330, FLJAC-430, FLJAC-530, FLJAC-630, FLJAC-730 and FLJAC-830) and (iii) 231 S. LaSalle Street, Chicago, IL (ILBANA-076) shall grant Tenant a right of first refusal to lease additional space that becomes available in such Projects prior to December 31, 2005, for an Annual Basic Rent equal to the Net Rentable Area of the space so added multiplied by the Annual Basic Rent Factor. The Term of this Lease for any space so added shall be coterminous with the Term of this Lease for the remainder of the Leased Premises, but any space so added shall not be included as Coterminous Expansion Space for any purpose under this Lease.

     "Lease Year" means a period of one (1) year; provided that the first Lease Year shall commence on the Commencement Date and shall end on June 30, 2004; the second Lease Year commences upon the expiration of first Lease Year and ends one (1) year later, and all subsequent Lease Years commence upon the expiration of the prior Lease Year, except that the last Lease Year during the Term ends on the last day of the Term. The Lease Year for all Projects covered by this Lease shall be the same.

     "Legal Requirements" means any law, statute, ordinance, order, rule, regulation or requirement of a Governmental Authority.

     "MAI" means Member of the Appraisal Institute.

     "Major Dispute" shall have the meaning assigned to such term in Section 12.2(c).

     "Major Property" means any Project in which the Building shall contain 50,000 or more square feet of Net Rentable Area.

     "Maximum Renewal Term Basic Rent" shall have the meaning assigned to such term in Section 1.4(c).

     "Measurement Standard" shall mean the Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996, as promulgated by BOMA.

     "Net Rentable Area" shall mean, as applicable, the net rentable areas of the Leased Premises, the Occupied Release Premises and the Buildings, determined in conformity with the Measurement Standard. The approximate Net Rentable Areas of the Leased Premises, the Occupied Release Premises and the Buildings are as specified in Exhibit A; provided that the final and stipulated Net Rentable Areas of the Leased Premises, the Occupied Release Premises and each of the Buildings shall be re-measured by Landlord on or before October 31, 2003, in conformity with the Measurement Standard as expressed in the Purchase Agreement. Once such re-measurement is completed, Landlord and Tenant shall (i) amend the Lease Supplements and Exhibit A to confirm, effective as of the Commencement Date, the correct Net Rentable Areas, Occupancy Percentages and Annual Basic Rents and (ii) recalculate and confirm in writing the Net Rentable Area subject to Termination Rights under Section 11.4 below.

     "Non-FMRV Renewal Space" shall mean, as to each Project during each Renewal Term, the portion of the Renewal Premises at such Project, if any, that is not FMRV Space.

     "Non-Removable Improvements" shall have the meaning assigned to such term in Section 5.3.

     "Notice Parties" shall mean the parties identified in Section 1.1(a), and any successor or additional party as a Notice Party may from time to time designate, as parties entitled to receive written notices under this Lease.

     "Notice to Vacate" shall have the meaning assigned to such term in Section 11.1.

     "Occupancy Percentage" shall mean, as to each Building, a fraction, expressed as a percentage, the numerator of which is the Net Rentable Area of the Leased Premises in the Building at the time the determination is made, and the denominator of which is Net Rentable Area of the Building, all as set forth on Exhibit A hereto, as amended from time to time. The Occupancy Percentage for a Project shall be re re-calculated each time there is a change in the Net Rentable Area of the Leased Premises or the Building at such Project.

     "Occupied Release Premises" means all portions of the Release Premises that are not Unoccupied Release Premises. The Occupied Release Premises within a Project on the Closing Date shall be identified in the Lease Supplement for such Project and listed in summary fashion on Exhibit A hereto. Each time there is an addition to, subtraction from or change in the configuration of the Occupied Release Premises within a Project, Landlord and Tenant shall execute amendments to the Lease Supplement for such Project and to Exhibit A hereto to confirm such change.

     "Operating Expenses" shall have the meaning assigned to such term in
     Section 2.2(b).

     "Operating Expense Statement" shall have the meaning assigned to such term in Section 2.2(f).

     "Outside Completion Date" shall have the meaning assigned to such term in
     Section 6.3(d).

     "Owner" shall have the meaning assigned to such term in Section 7.7.

     "Parking Areas" shall mean, as to each Project, the exclusive and non-exclusive parking areas and facilities for the Project as indicated on the Lease Supplement for the Project, together with any connecting walkways, covered walkways, tunnels, or other means of access to the Building, and any additional minor improvements now or hereafter located on the Land related to the foregoing facilities.

     "Pre-Committed Space" shall have the meaning assigned to such term in
     Section 10.1.

     "Preliminary Drawings" shall have the meaning assigned to such term in
     Section 5.7.

     "Preliminary Space Plan" shall have the meaning assigned to such term in
     Section 5.7.

     "Prime Rate" shall mean the "prime rate" announced by Bank of America, N.A., or its successor, from time to time (or if the Prime Rate is discontinued, the rate announced as that being charged to said bank's most credit-worthy commercial borrowers).

     "Project" means the Land, the Buildings, the Common Areas, including, without limitation, the Parking Areas, any Drive-Through Banking Facilities, and any and all additional improvements now or hereafter located on the Land that serve the Buildings, the Common Areas, including, without limitation, the Parking Areas, any Drive-Through Banking Facilities or the tenants of the Building generally.

     "Purchase Agreement" shall mean that certain Amended and Restated Agreement of Sale and Purchase by and between Bank of America, N.A., as seller, and FSG, as purchaser, dated April 16, 2003, as amended. Immediately prior to the Closing, FSG shall assign to Landlord, and Landlord shall assume, all of FSG's rights, titles and interests under the Purchase Agreement, it being understood that FSG shall not be released from its obligations under the Purchase Agreement as a result of such assignment.

     "Qualified Damage" shall have the meaning assigned to such term in Section 6.3(b).

     "Real Estate Taxes" shall have the meaning assigned to such term in Section 2.3(b).

     "Release Period" shall mean, for each Occupied Release Premises, the period commencing on the Commencement Date and ending on the last day of the sixth month of the second Lease Year.

     "Release Premises" shall have the meaning assigned to such term in Section 1.1(a) and include the Occupied Release Premises and the Unoccupied Release Premises.

     "Release Premises Additional Rent" shall mean, for each Project, rent in an annual amount equal to $9.50 per square foot multiplied by the Net Rentable Area of the Occupied Release Premises within such Project. The Release Premises Additional Rent due under this Lease shall be the sum of all Release Premises Additional Rents due with respect to each Project and shall be recalculated each time there is a change in the Net Rentable Area of the Occupied Release Premises for a Project. Landlord shall have all the rights and remedies for the collection of Release Premises Additional Rent as are available to Landlord for the collection of the Rent.

     "Relocation Rights" shall have the meaning assigned to such term in Section 11.3.

     "Relocation Rights Exercise Period" shall have the meaning assigned to such term in Section 10.3(a).

     "Remedial Work" means the removal, relocation, elimination, remediation or encapsulation of Hazardous Materials from all or any portion of the Leased Premises or the Common Areas and, to the extent thereby required, the reconstruction and rehabilitation of the Leased Premises or the Common Areas pursuant to, and in compliance with this Lease.

     "Renewal Option(s)" shall have the meaning assigned to such term in Section 1.4(a).

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

     "Renewal Option Notice Date" shall mean, with respect to a Renewal Option, the date on which Tenant sends written notice of exercise of such Renewal Option to Landlord as provided in Section 1.4.

     "Renewal Premises" shall have the meaning assigned to such term in Section 1.4(c).

     "Renewal Terms" shall have the meaning assigned to such term in Section 1.4(a).

     "Rent" means Annual Basic Rent, Excess Basic Rent, if any, and Additional Rent.

     "Requesting Party" shall have the meaning assigned to such term in Section 12.1(a)(i).

     "Responding Party" shall have the meaning assigned to such term in Section 12.1(a)(i).

     "ROFO Eligible Conditions" shall have the meaning assigned to such term in
     Section 9.2.

     "ROFO Eligible Property" shall have the meaning assigned to such term in
     Section 9.2.

     "SAR" shall mean Strategic Alliance Realty.

     "SEC" shall have the meaning assigned to such term in Section 14.24.

     "Security Areas" shall have the meaning assigned to such term in Section
     4.2.

     "Self-Insurance Net Worth Test" shall mean, as of any date, that (i) Tenant has a net worth of at least $1,000,000,000.00 and (ii) Tenant's long-term senior unsecured debt obligations are rated at least BBB (or its equivalent) by Duff & Phelps and Baa2 (or its equivalent) by Moody's at of that date; provided that if Tenant is rated by only one of Duff & Phelps or Moody's, such obligations shall have such rating from Duff & Phelps or Moody's, as the case may be, and a comparable rating from one of Fitch Investors Service, S&P or another nationally-recognized rating agency.

     "Separate Lease" shall mean a separate, stand alone lease for a Project substantially in the form attached as Exhibit G hereto entered into by the third party purchaser of such Project, as landlord, and Tenant, as tenant, as provided in Sections 9.1 and 9.2, which may be either Continuing Term Separate Leases or Five Year Term Separate Leases.

     "Service Failure" shall have the meaning assigned to such term in Section 3.1(e).

     "Short Term Expansion Space" shall have the meaning assigned to such term in Section 10.3.

     "Sublet Space" shall have the meaning assigned to such term is Section 8.1(b).

     "Subtenant Non-Disturbance Agreement" shall mean a written agreement substantially in the form attached as Exhibit F hereto among Landlord, Tenant, the subtenant under a Cost Approved Sublease and any Interest Holders pursuant to which Landlord and such Interest Holders agree not to disturb such subtenant's possessory and other rights under the Cost Approved Sublease, and such subtenant agrees to attorn to and recognize

     Landlord, notwithstanding any expiration or earlier termination of the Term of this Lease prior to the expiration or earlier termination of the term of the Cost Approved Sublease, except to the extent that such possessory or other rights can be disturbed or terminated as provided in the Cost Approved Sublease.

     "Surrendered Premises" means, as applicable, any Release Premises or Vacate Premises for which Tenant is required to perform Demising Work.

     "Tax Statement" shall have the meaning assigned to such term in Section 2.3(a).

     "TCCS" shall mean Trammell Crow Corporate Services, Inc.

     "Tenant" shall have the meaning assigned to such term in the parties paragraph.

     "Tenant's Business Equipment" shall have the meaning assigned to such term in Section 5.3.

     "Tenant Designated Submanager" shall have the meaning assigned to such term in Section 3.6.

     "Tenant Expansion Notice" shall have the meaning assigned to such term in
     Section 10.1.

     "Tenant Managed Project" shall have the meaning assigned to such term in
     Section 3.6.

     "Tenant's Operating Expense Share" shall have the meaning assigned to such term in Section 2.2(a).

     "Tenant's Tax Share" shall have the meaning assigned to such term in
     Section 2.3(a).

     "Term" shall have the meaning assigned to such term in Section 1.3.

     "Termination Rights" shall have the meaning assigned to such term in
     Section 11.4.

     "Third Party Offer" shall have the meaning assigned to such term in Section 9.1.

     "Transfer Notice" shall have the meaning assigned to such term in Section 8.1(b).

     "Unoccupied Release Premises" shall mean those portions of the Release Premises that are not occupied, in whole or in part, by Tenant's agents, servants or employees for business purposes. Subject to the provisions of
     Section 1.7, Unoccupied Release Premises may contain Tenant's personal property and may be used by Tenant for the performance of Demising Work.

     "Unused Relocation Rights Area" shall have the meaning assigned to such term in Section 10.4.

     "Vacate Premises" shall have the meaning assigned to such term in Section 11.2.

     "Vacate Premises Surrender Date" shall have the meaning assigned to such term in Section 11.5.

     "VARA" means the Visual Artists Rights Act of 1990, as amended.

1.2 Leased Premises. Subject to and upon the terms hereinafter set forth, Landlord does hereby lease and demise to Tenant, and Tenant does hereby lease and take from Landlord, the Leased Premises. The initial Leased Premises demised hereunder are described in Exhibit A hereto. Tenant shall be entitled to the following as appurtenances to the Leased Premises: the right to use (a) Parking Areas, (b) for Tenant's non-exclusive use, the roof of the Building in accordance with Section 3.5 hereof, (c) for Tenant's exclusive use, the restrooms, telephone, electric and other utility closets on floors leased entirely by Tenant; provided that if such facilities also serve floors in a Building that is not fully leased by Tenant, Tenant's use of such facilities shall be non-exclusive and in common with Landlord and other tenants or occupants of the floors also serviced by such facilities and (d) in common with Landlord and other tenants or occupants of the Projects, their invitees and guests and others as designated by Landlord from time to time, all areas, facilities and systems, including risers, telephone, electric and other utility closets in the Buildings and other portions of the Projects available from time to time for the common use of tenants in the Buildings (all such areas, facilities and systems, together with all areas, facilities and systems denominated as "Building Common Areas" and "Floor Common Areas" in the Measurement Standard, the "Common Areas") and all rights and benefits appurtenant to, or necessary or incidental to, the use and enjoyment of the Leased Premises by Tenant for the purposes permitted by Section 1.5 hereof including, but not limited to, the right of Tenant, its employees and invitees, in common with Landlord and other persons, to use any non-exclusive easements and/or licenses in, about or appurtenant to the Projects, including but not limited to the non-exclusive right to use any walkways, tunnels, and skywalks connected to the Projects.

1.3 Term. The Initial term of this Lease shall be as described in Section 1.1(a), which Initial Term may be renewed and extended as provided in Section
1.4 (the Initial Term and, to the extent renewed and extended, any such Renewal Terms are hereinafter collectively called the "Term"). Tenant is in possession of the Leased Premises as of the date of this Lease and shall accept the Leased Premises in its "AS-IS" condition on the Commencement Date, subject to all applicable Legal Requirements, covenants and restrictions. Landlord has made no representation or warranty regarding the suitability of the Leased Premises or the Buildings for the conduct of Tenant's business, and Tenant waives (a) any implied warranty that the Leased Premises or the Buildings are suitable for Tenant's intended purposes, (b) any right of Tenant to claim that the Leased Premises are not now or in the future in compliance with Legal Requirements (except to the extent that any such future non-compliance with Legal Requirements within the Leased Premises was caused by any act or omission of Landlord, or its agents, servants or employees) and (c) any right of Tenant to claim that the Buildings are not in compliance with Legal Requirements in effect on the Commencement Date. Except as otherwise expressly set forth in this Lease to the contrary, in no event shall Landlord have any obligation for any defects in effect on the Commencement Date in the Leased Premises or the Buildings or any limitation on their respective uses.

1.4 Options to Renew; Special Notice of Non-Renewal.

     (a) Subject to the conditions hereinafter set forth, Tenant is hereby granted options (individually, a "Renewal Option" and, collectively, the "Renewal Options") to renew the Term with respect to any or all of the Leased Premises then demised to Tenant (including any Expansion Space) for six (6) successive periods of five (5) years each (individually, a "Renewal Term" and collectively the "Renewal Terms"); provided that the Term of this Lease shall not extend, for any portion of the Leased Premises whenever added to this Lease, for more than fifty (50) Lease Years, beginning on the Commencement Date of this Lease.

     (b) The first Renewal Term shall commence at the expiration of the Initial Term, and each subsequent Renewal Term shall commence at the expiration of the prior Renewal Term. Tenant shall exercise its options to renew, if at all, by delivering notice of such election to Landlord not later than twelve (12) months prior to the expiration of the Initial Term or the expiration of the then `current Renewal Term, as the case may be. IN ORDER TO PREVENT TENANT'S INADVERTENT FORFEITURE OF ANY THEN REMAINING RENEWAL OPTION, IF TENANT SHALL FAIL TO TIMELY EXERCISE ANY AVAILABLE RENEWAL OPTION, TENANT'S RIGHT TO EXERCISE SUCH RENEWAL OPTION SHALL NOT LAPSE UNTIL LANDLORD SHALL DELIVER TO TENANT WRITTEN NOTICE THAT SUCH NOTICE OF EXERCISE HAS NOT BEEN DELIVERED AND TENANT SHALL THEREAFTER FAIL TO EXERCISE SUCH RENEWAL OPTION WITHIN TEN (10) DAYS FOLLOWING THE DELIVERY OF SUCH NOTICE.

     (c) The Annual Basic Rent to be paid by Tenant for the Leased Premises at a Project during a Renewal Term (any such premises, the "Renewal Premises") shall equal the Fair Market Rental Value of such Renewal Premises during such Renewal Term as determined by the parties or, in the absence of their agreement, determined by appraisal as expressed below; provided that the Annual Basic Rent payable during a Renewal Term for Non-FMRV Renewal Space at all Projects that contain Renewal Premises, computed on an aggregate basis, shall not be greater than the amount determined by multiplying (i) the aggregate Net Rentable Area of the Non-FMRV Renewal Space by (ii) the Annual Basic Rent Factor for the applicable Renewal Term as set forth on Schedule 1 hereto (the amount so determined, the "Maximum Renewal Term Basic Rent"). If the aggregate Fair Market Rental Values of the Non-FMRV Renewal Space at all Projects (collectively, the "Aggregate FMRV Rent") exceeds the Maximum Renewal Term Basic Rent, the Fair Market Rental Values of the Non-FMRV Renewal Space at each Project shall be proportionately reduced by multiplying each such Fair Market Rental Values by a fraction, expressed as a decimal, the numerator of which is the Maximum Renewal Term Basic Rent and the denominator of which is the Aggregate FMRV Rent, so that the Annual Basic Rent for the Non-FMRV Renewal Space shall, in the aggregate, equal the Maximum Renewal Term Basic Rent. With respect to FMRV Space that is part of Renewal Premises, the Annual Basic Rent shall always be the Fair Market Rental Value of such FMRV Space. An illustration of how Annual Basic Rent is determined during a Renewal Term is attached as Schedule 5 hereto.

     (d) Within thirty (30) days following the Renewal Option Notice Date, Landlord shall deliver to Tenant, a proposal setting forth Landlord's determination of the Fair Market Rental Value for the Renewal Premises during the applicable Renewal Term. For thirty (30) days thereafter, Landlord and Tenant shall negotiate in good faith to reach agreement as to the Fair Market Rental Value for the Renewal Premises. Tenant's leasing of the Renewal Premises shall be upon the same terms and conditions as set forth in this Lease, except
(i) the Annual Basic

Rent during the Renewal Term shall be determined as specified in Sections 1.4(c) and (e) and (ii) the leasehold improvements for the space in question will be provided in their existing condition, on an "AS-IS" basis at the time the Renewal Term commences. Once established, the Annual Basic Rent for the applicable Renewal Term will remain fixed for each five (5) year Renewal Term, and be paid monthly in advance.

     (e) If Landlord and Tenant are unable to reach a definitive agreement as to the Fair Market Rental Value applicable to Renewal Premises within sixty (60) days following the Renewal Option Notice Date, the Fair Market Rental Value will be submitted for resolution in accordance with the provisions of this Section 1.4(e). Within seventy-five (75) days following the Renewal Option Notice Date (or, if later, within fifteen (15) days following the date on which either Landlord or Tenant notifies the other party in writing that such notifying party desires to have the Annual Basic Rent for a Renewal Term determined by appraisal), Landlord and Tenant shall each select and engage an Appraiser to determine the Fair Market Rental Value of the Renewal Premises. If either party fails to select and engage an Appraiser within such time, if such failure continues for more than five (5) business days following such party's receipt of written notice that states in all capital letters (or other prominent display) that such party has failed to select an Arbitrator as required under the Lease and will be deemed to have waived certain rights granted to it under the Lease unless it selects an Arbitrator within five (5) business days, the Fair Market Rental Value will be determined by the Appraiser engaged by the other party. Each Appraiser shall prepare an appraisal report and submit it to both Landlord and Tenant within thirty (30) days following the date on which the last Appraiser was selected. If the higher of the two appraisals of Fair Market Rental Value does not exceed one hundred five percent (105%) of the lower of the two appraisals of Fair Market Rental Value, then the average of the two (2) appraisals shall be the Fair Market Rental Value for the Renewal Premises. If the higher of the two appraisals of Fair Market Rental Value exceeds 105% of the lower of the two appraisals of Fair Market Rental Value, then within seven (7) days after receipt by Landlord and Tenant of both appraisal reports, the Appraisers selected by Landlord and Tenant shall agree on a third Appraiser to determine Fair Market Rental Value. The third Appraiser shall not perform a third appraisal, but shall, within ten (10) days after his or her designation, select one (1) of the two (2) appraisals already performed, whichever of the two appraisals the third Appraiser determines to be closest to Fair Market Rental Value, as the controlling determination of the Fair Market Rental Value. The decision of the third Appraiser shall be conclusive, and, subject to the limitations expressed in Section 1.4(c), shall be the Fair Market Rental Value for the Renewal Premises for the Renewal Term. Each party shall pay the costs of its Appraiser and one-half of the cost of the third Appraiser. The instructions to the Appraisers with respect to the determination of the Fair Market Rental Value applicable to such space will be to determine the Fair Market Rental Value for such space as of the relevant Renewal Term, assuming that such space will be leased on an "AS-IS" basis. Within thirty (30) days following the determination of the Fair Market Rental Value, Tenant shall elect one (1) of the following options: (A) to revoke the exercise of the subject Renewal Option, in which event, the Term of this Lease for the Leased Premises to which the notice of revocation applies shall automatically, and without further action of Landlord or Tenant, expire on the later of (1) the expiration of the then existing Term or (2) the last day of the calendar month that is six (6) months following the month in which Tenant's notice of revocation was given to Landlord or (B) to renew the Lease at the rate to be determined in accordance with this Section 1.4(e) after the Fair Market Rental Value has been determined by appraisal. If Tenant fails to exercise any of the foregoing options within the

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thirty (30) day period, Tenant shall be deemed to have elected option (A). If
Tenant has elected option (B), Tenant thereby shall have irrevocably exercised its right to renew the Term and Tenant may not thereafter withdraw the exercise of the Renewal Option; in such event the renewal of this Lease (as to the Renewal Premises) shall be upon the same terms and conditions of this Lease, except (i) the Annual Basic Rent during the Renewal Term shall be determined in accordance with the foregoing provisions and (ii) the leasehold improvements for the space in question will be provided in their existing condition, on an "AS-IS" basis at the time the Renewal Term commences. If the Annual Basic Rent for a Renewal Term has not been determined prior to the commencement of such Renewal Term, Tenant shall pay to Landlord as of the commencement of the Renewal Term the same Annual Basic Rent as Tenant was paying immediately prior to the commencement of the Renewal Term, subject to adjustment upon final determination. Once established, the Annual Basic Rent for the Renewal Term will remain fixed for each five (5) year Renewal Term, and be paid monthly in advance.

     (f) Notwithstanding anything to the contrary contained in this Section 1.4, subject to the provisions of Section 1.4(a) above, Tenant's failure to give the required renewal notice with respect to the Leased Premises within a Project in conformity with the requirements of Section 1.4(b) shall render the upcoming and all subsequent Renewal Options for such Leased Premises, if there be any, null and void.

1.5 Use. Each of the Leased Premises may be used and occupied by Tenant (and its permitted assignees and subtenants) only for banking and related uses and general business office purposes and such other lawful purposes as are consistent with banking and general office uses being made from time to time by tenants of the Building. In addition and without limitation of the foregoing, Tenant may maintain (for use by Tenant and its employees, customers, and invitees): (a) conference and/or meeting facilities, (b) libraries, (c) non-retail coffee bars, (d) support staff facilities (including, without limitation, word processing and copy facilities), (e) lunchrooms and kitchen facilities for use by Tenant and its employees and invitees, including vending machines and microwave ovens for use by Tenant and its employees and invitees, subject, however, to Legal Requirements, (f) storage space incidental to banking and general business office purposes only, (g) bank and storage vaults, (h) cash vault, (i) telephone call centers, (j) retail banking facilities and (k) as to each Project, any lawful purpose for which such Project was used on the Commencement Date. Tenant is not obligated to maintain occupancy in all or any portion of the Leased Premises. For purposes of this Section 1.5, the term "banking" shall be deemed to include, without limitation, all traditional banking activities as well as the sale of insurance and annuities of all types, trust services, investment and financial advice, and the sale of securities. If Tenant receives notice of any material directive, order, citation or of any violation of any Legal Requirement or any insurance requirement, Tenant shall endeavor to promptly notify Landlord in writing of such alleged violation and furnish Landlord with a copy of such notice.

1.6 Survival. Any claim, cause of action, liability or obligation arising during the Term of this Lease in favor of a party hereto and against or obligating the other party hereto shall (to the extent not theretofore fully performed) survive the expiration or any earlier termination of this Lease.

1.7 Release Premises.

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     (a) Tenant may use and occupy the Release Premises in conformity with the requirements of this Section 1.7. The Release Premises shall not constitute part of the Leased Premises and the Net Rentable Area of the Release Premises shall not be included in the calculation of Tenant's Occupancy Percentage. Notwithstanding the foregoing, (i) Tenant's use of the Release Premises shall be subject to the provisions of Section 1.5, (ii) the provisions of Sections 6.4, 6.5, 6.6 and 6.7 relating to insurance, indemnifications and waivers of recovery shall apply to the Release Premises, (iii) Tenant's performance of any Demising Work to separately demise the Leased Premises from the Release Premises shall be subject to the provisions of Section 5.7 and (iv) the resolution of any disputes between Landlord and Tenant relating to the Release Premises shall be subject to the provisions of Articles XII and XIII.

     (b) During the first Lease Year, Tenant shall not pay any Annual Basic Rent, Tenant's Operating Expense Share or Tenant's Tax Share with respect to the Release Premises. In lieu thereof, Tenant shall pay Release Premises Additional Rent, plus any applicable Above Standard Services Rent, with respect to the Occupied Release Premises (but not any Unoccupied Release Premises) from time to time used by Tenant. Commencing on the first day of the second Lease Year, Tenant shall no longer pay Release Premises Additional Rent with respect to such Occupied Release Premises, but, in lieu thereof, Tenant shall pay Rent to Landlord with respect to such Occupied Release Premises as if such Occupied Release Premises were otherwise includable in the Leased Premises hereunder. In either such case, Release Premises Additional Rent shall be due and payable in equal monthly installments on the first day of each calendar month beginning, for each Occupied Release Premises, on the first day of the Release Period for such Occupied Release Premises and ending, for each Occupied Release Premises, as of the day possession of such Occupied Release Premises are surrendered to Landlord in conformity with the requirements of this Section 1.7 and Tenant shall have notified Landlord of the same in writing. Within five (5) business days following such date, Landlord and Tenant shall execute an amendment to the Lease Supplement for the Project in which the Occupied Release Premises are located and to Exhibit A hereto to confirm the date on which possession of the Occupied Release Premises were so surrendered to Landlord and the revised configuration, Net Rentable Area and Release Premises Additional Rent, if any, payable at the Project after giving effect to the surrender. Subject to the provisions of Sections 1.7(c) and 1.7(d), if Tenant fails to surrender possession of an Occupied Release Premises prior to the expiration of the Release Period, from and after the expiration of the Release Period until such Occupied Release Premises shall be surrendered to and accepted by Landlord, Tenant shall continue to pay Rent with respect to such Occupied Release Premises as if such Occupied Release Premises were otherwise includable in the Leased Premises hereunder. Either Landlord or Tenant may terminate Tenant's right to possess and occupy Occupied Release Premises at any time on or following the expiration of the Release Period upon thirty (30) days' prior written notice to the other party.

     (c) Tenant shall remove all of Tenant's personal property from Unoccupied Release Premises within thirty (30) days following the Commencement Date. Tenant shall remove all of Tenant's personal property from Occupied Release Premises on or before the date on which Tenant surrenders, and Landlord accepts possession of the Occupied Release Premises in conformity with the requirements of this
Section 1.7. In the event Tenant fails to remove its personal property from the Release Premises by such date, Landlord shall have the right to remove and dispose of the same at Tenant's expense. Tenant shall deliver the Release Premises to Landlord in the same condition as it was in on the date of the execution of this Lease,

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

reasonable wear and tear and Demising Work, if any, excepted, and subject to the provisions of Section 5.3 and Article VI.

     (d) Subject to the provisions of this Section 1.7(d), at any time prior to the expiration of the First Lease Year, Tenant shall advise Landlord of Tenant's election to (i) vacate all or a portion of the Occupied Release Premises as of a date not later than the expiration of the Release Period, (ii) add all or a portion of the Occupied Release Premises to the Leased Premises as Short Term Expansion Space as provided in Article X or (iii) add all or a portion of the Occupied Release Premises to the Leased Premises for the balance of the Initial Term. If Tenant fails to notify Landlord of its election with respect to any Occupied Release Premises prior to the expiration of the first Lease Year, Tenant shall be deemed to have elected to vacate such Occupied Release Premises prior to the expiration of the Release Period. If prior to the expiration of the first Lease Year Tenant notifies Landlord of its election to add all or a portion of the Occupied Release Premises to the Leased Premises for the balance of the Initial Term, at any time prior to the expiration of the Release Period, Tenant shall notify Landlord whether or not Tenant desires to add such Occupied Release Premises, in whole or in part, to the Leased Premises as Coterminous Expansion Space as provided in Article X. If Tenant fails to so notify Landlord of its election prior to the expiration of the Release Period, Tenant shall be deemed to have elected to add the Occupied Release Premises to the Leased Premises for the balance of the Initial Term, but not as Coterminous Expansion Space. If Tenant notifies Landlord that Tenant desires to add all or a portion of the Occupied Release Premises as Coterminous Expansion Space, (i) for each square foot of Net Rentable Area of Occupied Release Premises added to the Leased Premises as Coterminous Expansion Space, Tenant shall receive and be permitted to exercise Relocation Rights as provided in Article XI on Vacate Premises containing up to the same Net Rentable Area (but not more than one hundred twenty-five thousand (125,000) square feet of Net Rentable Area, in the aggregate); provided that the Relocation Rights Exercise Period for Relocation Rights created by adding Occupied Release Premises to the Leased Premises as Coterminous Expansion Space shall expire on the earlier of (A) eighteen (18) months following the date on which such Occupied Release Premises was added to the Leased Premises or (B) December 31, 2005, and (ii) the provisions of Section
10.4 relating to Excess Basic Rent shall apply to any Release Premises added to the Leased Premises as Coterminous Expansion Space (but not more than one hundred twenty-five thousand (125,000) square feet of Net Rentable Area, in the aggregate). Subject to the foregoing, all Release Space added to the Leased Premises for the remainder of the Initial Term (whether or not added as Coterminous Expansion Space) shall be added on the same terms and conditions as apply to all other Leased Premises (except Short Term Expansion Space) as then demised hereunder, so that (i) the Annual Basic Rent payable for the former Release Premises shall be the same as the Annual Base Rent payable for all other Leased Premises (except Short Term Expansion Space), calculated as the Net Rentable Area of the former Release Premises multiplied by the Annual Basic Rent Factor (after adjustment as provided in Section 1.7(e)) and (ii) the Term of this Lease with respect to the former Release Premises shall be coterminous with the Term of this Lease for all other Leased Premises (except Short Term Expansion Space), including any Renewal Terms, as Tenant may elect. In the event that Tenant elects to add all or any portion of the Occupied Release Premises to the Leased Premises as aforesaid, Landlord and Tenant shall amend the applicable Lease Supplement and Exhibit A to this Lease to evidence and confirm the addition of such Occupied Release Premises to the Leased Premises.

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

     (e) If, prior to the expiration of the Release Period, Tenant elects to add Occupied Release Premises to the Lease Premises for the balance of the Initial Term as provided in Section 1.7(d) (whether or not added as Coterminous Expansion Space), effective as of the next day after the end of the Release Period (or at such earlier time as Tenant advises Landlord in writing that Tenant irrevocably waives Tenant's right to add additional Release Premises to the Leased Premises for the balance of the Initial Term), Landlord and Tenant shall recalculate the Annual Basic Rent Factor and Tenant's Termination Rights as described in Section 11.4 based upon (i) the Leased Premises on the Commencement Date plus (ii) any Occupied Release Premises added to the Leased Premises for the balance of the Initial Term of this Lease prior to the expiration of the Release Period (whether or not added as Coterminous Expansion Space).

     (f) As expeditiously as possible following the Commencement Date, Tenant shall perform, at Tenant's sole cost and expense, any Demising Work for such Project, as provided in Section 5.7. If Tenant fails to expeditiously commence and complete any Demising Work or if Landlord needs to accelerate completion of all or a portion of the Demising Work at a Project to accommodate Landlord's leasing of space to third party tenants, Landlord shall have the right, but not the obligation, to complete, at Tenant's sole cost and expense, all or a portion of the unfinished Demising Work. Any disputes between Landlord and Tenant with respect to the scope or cost of any Demising Work arising under this Section 1.7 shall be subject to resolution as provided in Article XII and XIII.

                                   ARTICLE II
                          RENTAL AND OPERATING EXPENSES

2.1 Rental Payments.

     (a) Beginning on the Commencement Date, Tenant shall pay Annual Basic Rent, Excess Basic Rent, if any, and Additional Rent with respect to the Leased Premises, all as applicable and as required by and in conformity with the provisions of this Lease. Annual Basic Rent shall be due and payable in equal monthly installments on the first day of each calendar month during the Term, in advance. Tenant's Operating Expense Share and Tenant's Tax Share shall be due and payable in accordance with Sections 2.2 and 2.3. Unless otherwise specified herein, Excess Basic Rent and Above Standard Services Rent shall be payable twenty (20) days following Landlord's submission to Tenant of an invoice therefor.

     (b) Beginning on the Commencement Date, and continuing throughout the Term of this Lease, Tenant shall pay Annual Basic Rent to Landlord. Annual Basic Rent shall be adjusted from time to time each time there is a change in the Annual Basic Rent Factor or in Tenant's Occupancy Percentage for a Project. From and after the expiration of the Initial Term through the expiration of the Renewal Term(s) (to the extent Tenant renews and extends this Lease pursuant to Section
1.4 hereof), Tenant shall pay Annual Basic Rent at the rate determined in accordance with the provisions of Section 1.4.

     (c) Throughout the Initial Term of this Lease, but not thereafter, Tenant shall pay Excess Basic Rent, if any, to Landlord to the extent that the same is due and payable pursuant to Section 10.4. Excess Basic Rent, if any, shall be paid annually, in arrears, for each Lease Year during the Initial Term. Within ninety (90) days following the expiration of each Lease Year

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

during the Initial Term, Landlord shall advise Tenant in writing of the Excess Basic Rent, if any, payable by Tenant for the prior Lease Year and provide Tenant with a detailed calculation of the same.

     (d) If the Term commences for any portion of the Leased Premises on a day other than the first day of a calendar month, or if the Term for any portion of the Leased Premises expires on other than the last day of a calendar month, then all installments of Rent that are payable on a monthly basis with respect to such portion of the Leased Premises shall be prorated for the month in which such Term commences or terminates, as the case may be, and the installment or installments so prorated for the month in which such Term commences or terminates, as the case may be, shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the monthly installment for the affected portion of the Leased Premises by a fraction, the numerator of which shall be the number of days such Rent accrues during said commencement or expiration month, as the case may be, and the denominator of which shall be the actual number of days in the month. If the Term commences for any portion of the Leased Premises, or if the Term expires on other than the first day of a calendar year, then all Rent payable on an annual basis shall be prorated for such commencement or expiration year, as the case may be, by multiplying such Rent by a fraction, the numerator of which shall be the number of days of the Term during the commencement or expiration year, as the case may be, and the denominator of which shall be the actual number of days in such commencement or expiration year. In such event, the foregoing calculation shall be made as soon as is reasonably possible. Landlord and Tenant hereby agree that the provisions of this Section 2.1(e) shall survive the expiration or termination of this Lease.

     (e) Tenant agrees to pay all Rent as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without abatement (except as specifically provided in this Lease), demand, offset (except as specifically provided in this Lease) or counterclaim, at Landlord's address as provided herein (or such other address in the continental United States as may be designated in writing by Landlord from time to time). Tenant shall have the right, at its option, to pay Rent by means of electronic funds transfer to such account and depository institution as Landlord shall specify from time to time upon Tenant's request. All Rent owed by Tenant to Landlord under this Lease shall bear interest from the date due thereof until payment is received by Landlord at the Applicable Rate; provided that Landlord shall not be entitled to receive interest during the first thirty (30) days following the payment due date on any overdue amount for which Landlord receives a late charge as provided in Section 2.1(g). All sums owed by Landlord to Tenant pursuant to this Lease shall bear interest from the date due thereof until payment is received by Tenant at the Applicable Rate. Any payments made by Landlord or Tenant to the other hereunder shall not be deemed a waiver by such party of any rights against the other party.

     (f) Tenant recognizes that late payment of any Rent will result in administrative and other expense to Landlord. Therefore, other remedies for nonpayment of Rent notwithstanding, (i) in the event any installment of Annual Basic Rent is not received by Landlord on or before the fifth (5th) day of the month for which it is due, and such amount shall remain unpaid for more than five (5) days after Tenant's receipt of written notice that such amount is past due, then Tenant shall pay to Landlord a late charge equal to two and one half (2 1/2%) percent of the past due installment of Annual Basic Rent, and (ii) in the event any payment of Excess Basic Rent, if

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

any, or Additional Rent is not received by Landlord within five (5) days after Tenant's receipt of written notice that such amount is past due, then Tenant shall pay to Landlord an additional charge in an amount equal to the lesser of Two Thousand Five Hundred Dollars ($2,500.00) or one percent (1%) of the overdue amount. Any notice of overdue payment for which Tenant shall be subject to a late charge shall state, in all capital letters (or other prominent display), that Tenant's failure to remit payment by the appointed date shall result in the imposition of a late charge. Landlord may not send any such notice of overdue payment to Tenant prior to the fifth (5th) day following the date such payment is due, and if any such premature notice is sent, it shall be deemed to have been sent on the fifth (5th) day following the date such payment was due. Notwithstanding the foregoing, Tenant shall not be obligated to pay a late charge on installments of Rent to the extent properly abated or set-off by Tenant pursuant to an express right to do so as set forth in this Lease or to the extent that Tenant's payment is deficient by an amount that is less than or equal to one (1%) percent of the total amount due; provided that Tenant shall remit the amount of the deficiency promptly upon and, in any extent, within five
(5) business days following Tenant's receipt of written notice from Landlord that the same is past due. All additional charges described herein are not intended as a penalty, but are intended to liquidate the damages so occasioned to Landlord and to reimburse Landlord for Landlord's additional costs in processing such late payment, which amounts shall be added to the Rent then due.

     (g) Rent received by Landlord shall be applied by Landlord in the following order: (i) Annual Basic Rent, (ii) Tenant's Operating Expense Share, (iii) Tenant's Tax Share, (iv) Excess Basic Rent, if any, (v) Above Standard Services Rent and (vi) to any remaining items of Rent that are due and unpaid. Subject to the foregoing limitations, Tenant may, by written notice to Landlord with any Rent payment, direct how Rent is to be allocated among one or more Projects.

     (h) In those instances for which the right of offset is expressly provided, Tenant shall be entitled to offset against Rent next coming due any amounts that are owed or payable by Landlord to Tenant under or pursuant to the terms of this Lease as expressed in Article XIII.

2.2 Operating Expenses.

     (a) During each month of the Term of this Lease, on the same date that Annual Basic Rent is due, Tenant shall pay to Landlord, as Additional Rent, an amount equal to one-twelfth (1/12) of the annual cost of Tenant's Occupancy Percentage of the Operating Expenses for the Projects as hereinafter provided (the amount so payable by Tenant, "Tenant's Operating Expense Share"). Tenant agrees the amount of Operating Expenses may be estimated by Landlord for the upcoming calendar year. Landlord reserves the right to reasonably re-estimate Operating Expenses (and Tenant's monthly installments of Tenant's Operating Expense Share on account thereof) up to one (1) time each calendar year; provided that any re-estimation made during the course of any calendar year for purposes of adjusting Tenant's monthly installments falling due during the same calendar year shall be made on not less than ninety (90) days' prior notice to Tenant, which notice shall include documentation that evidences and supports, in reasonable detail, the basis and need for Landlord's re-estimation of Operating Expenses. Any overpayment or underpayment of Tenant's Operating Expense Share shall be reconciled after the period for which estimated payments have been made by Tenant as expressed in Section 2.2(f).

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

     (b) "Operating Expenses," for each calendar year, shall mean all expenses and costs of every kind and nature (other than as set forth in Section 2.2(c)) that have accrued for a particular calendar year, as reasonably allocated by Landlord and, except as otherwise expressly provided herein, computed in accordance with GAAP, on an accrual basis and incurred in connection with the servicing, repairing, maintenance and operation of the Projects during each calendar year, including, but not limited to, the expenses and costs set forth in items (i) through (xi) below:

          (i) wages and salaries, including, without limitation, taxes, insurance and benefits, of all persons engaged in operations, on-site property management, maintenance or access control, as reasonably allocated by Landlord (excluding, however, executive personnel of Landlord, senior to the property manager, and personnel to the extent engaged in the development and/or leasing of the Projects);

          (ii) replacement costs, whether acquired or leased, of tools and equipment and all costs of materials and supplies, to the extent used in operations, maintenance and access control, as reasonably allocated by Landlord;

          (iii) cost of all utilities, including, but not limited to, electricity, water, gas, steam and sewer charges, except to the extent, if any, that the cost thereof is separately metered and billed to Tenant or any other occupants of the Projects or recovered by Landlord (or for which Landlord is entitled to reimbursement, even if not actually collected by Landlord) from Tenant or any other occupants of the Projects as Above Standard Services Rent or otherwise;

          (iv) cost of repairing, maintaining and cleaning the Common Areas of the Projects and the furniture and furnishings therein;

          (v) cost of all maintenance and service agreements and the equipment therein, including, but not limited to, access control service, window cleaning, mechanical, electrical and plumbing service contracts, including, without limitation, elevator maintenance, janitorial service, security, landscaping maintenance, garbage and waste disposal;

          (vi) cost of repairs and general maintenance (excluding repairs, alterations and general maintenance to the extent covered by proceeds of condemnation or insurance);

          (vii) the cost, amortized over the useful life of the asset in accordance with GAAP, with interest at Landlord's then prevailing borrowing rate, of all repairs and replacements of a capital nature, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, made by Landlord to any Building or the Common Areas (excluding Floor Common Area on floors not leased in whole or in part by Tenant), all to the extent necessary to operate, repair and maintain the Projects in conformity with the requirements of this Lease and in accordance with the accepted principles of sound management practices (and in conformance with GAAP) as applied to the operation, repair and maintenance of Comparable Buildings, but excluding (aa) costs to expand the Net Rentable Area of any Project,
     (bb) except as otherwise expressly
     required by this Lease, costs to upgrade or improve the general character or quality of any Project or (cc) for any Project when Tenant's Occupancy Percentage is greater than thirty-five percent (35%), costs to replace (and not repair or maintain) any major equipment or system unless approved by Tenant in a final Budget;

          (viii) the cost of all insurance premiums (a) required to be obtained by Landlord pursuant to this Lease or (b) customarily obtained by the owners of Comparable Buildings, including, but not limited to, the cost of casualty and liability insurance, rental loss insurance for the Project, insurance on Landlord's personal property located in and used in connection with the operation of the Project and insurance covering losses resulting from perils and acts of terrorism on terms specified in Article VI or as otherwise specified from time to time by Landlord;

          (ix) fair market management fees to the property manager for the Project and fair market rentals for a reasonably sized management office (if located in the Project); provided that in no event shall Operating Expenses include any costs attributable to a Building leasing office, and any space used for leasing and management functions shall be reasonably allocated between leasing and management functions for purposes of the pass-through of rental of the on-site management office;

          (x) costs of Remedial Work to the Common Areas (excluding Floor Common Areas on floors not leased in whole or in part by Tenant); provided that Landlord shall not be permitted to include any such costs as Operating Expenses unless (A) Landlord's failure to perform the Remedial Work constitutes a violation of Legal Requirements, (B) Landlord is required to perform the Remedial Work by any notice of violation, order, decree, permit, rule or regulation issued by any Governmental Authority or (C) Landlord's failure to perform the Remedial Work would, in Landlord's reasonable opinion, endanger the health, safety or welfare of any person on or about the Projects; and

          (xi) HVAC service for the Common Areas (excluding Floor Common Areas on floors not leased in whole or in part by Tenant) as reasonably determined by Landlord using a consistently applied method of allocation.

For purposes of this Section 2.2(b), the phrase "as reasonably allocated by Landlord" shall mean as allocated by Landlord on a reasonable and consistent basis based upon time, square footage or other comparative measure that fairly reflects the Project's appropriate share of such costs and in a manner that does not result in a profit to Landlord or result in a disproportionate burden to Tenant.

     (c) Anything in the foregoing provisions hereof to the contrary notwithstanding, Operating Expenses shall not include the following:

          (i) repairs or other work occasioned by fire, windstorm or other casualty, the costs of which are reimbursed to Landlord by insurers (or would have been so reimbursed to Landlord if Landlord had been in full compliance with the insurance provisions of this Lease) or by Governmental Authorities in eminent domain or by others; provided that in the event of a loss, the amount of the loss not reimbursed (including the amount of applicable deductibles) shall be includable in Operating Expenses;

          (ii) marketing costs, leasing commissions, broker fees, legal fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants and prospective tenants, or other occupants of the Projects and all other legal fees, whether or not in connection with the foregoing;

          (iii) costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants of the Projects or vacant space in the Buildings (including, without limitation, any allowances or inducements made to the tenants and prospective tenants or other occupants or any costs for Remedial Work or compliance with Legal Requirements for such tenants or such space);

          (iv) except to the extent that the same are expressly provided in
     Section 2.2(b), costs incurred by Landlord for alterations and replacements and other costs incurred of a capital nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools that are considered capital expenditures under GAAP;

          (v) amortization (except as set forth in Section 2.2(b)(vii)) and depreciation;

          (vi) expenses in connection with providing Above Standard Services or similar services or benefits that are not Building Standard Services to Tenant or to any other occupants of the Projects;

          (vii) costs incurred due to the violation by Landlord or any tenant or other person (other than Tenant, its agents, employees or contractors) of the terms and conditions of any lease or other agreement pertaining to the Projects or of any Legal Requirement;

          (viii) fines or penalties incurred due to the Projects being in violation of Legal Requirements;

          (ix) costs incurred due to acts of any tenant causing an increase in the rate of insurance on the Building or its contents;

          (x) overhead and profit increment and other fees (including without limitation management fees or rental for a management office) paid to Landlord or subsidiaries or affiliates of Landlord or its partners for services on or to the Project, to the extent that the costs of such services exceed competitive costs for such services rendered by persons or entities of similar skill, competence and experience, other than Affiliates of Landlord;

          (xi) property management fees at any Project in excess of two and one-half percent (2.5%) of Gross Revenues for such Project; except that for all Tenant Managed Projects, all property management fees shall be excluded from Operating Expenses, and, in lieu thereof, (A) Tenant shall be solely responsible for paying the property management fees due the Tenant Designated Submanager and (B) Tenant shall pay Landlord a property management fee equal to one percent (1%) of Gross Revenue for

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

     such Tenant Managed Project that is paid by Tenant minus one and one-half percent (1.5%) of Gross Revenue, if any, for such Tenant Managed Project that is paid by non-Tenant sources;

          (xii) principal, points, fees and interest on any debt;

          (xiii) rental under any ground or underlying lease or leases hereafter entered into by Landlord, except for rentals under leases for Parking Areas or other Common Area facilities that are made available for Tenant's use and are, in fact, used by Tenant;

          (xiv) Landlord's general overhead and administration expenses;

          (xv) any compensation paid to clerks, attendants or other persons in commercial concessions operated for profit by Landlord;

          (xvi) any cost or expense to the extent Landlord is entitled to payment or reimbursement from any tenant (including Tenant), insurer or other person (other than through payment of its proportionate share of Operating Expenses) or for which any tenant (including Tenant) pays third persons;

          (xvii) costs incurred in installing, operating and maintaining any specialty facility such as an observatory, broadcasting facilities (other than the Building's music system, life support and security system), and to the extent not available to Tenant (or, if available to Tenant, Tenant nevertheless elects not to (and does not) utilize the same), the costs of any luncheon club, athletic or recreational club or facility, net of revenues generated thereby;

          (xviii) any expenses in connection with on-site parking areas (or off-site parking areas available to tenants of the Building), except to the extent, if any, that such expenses exceed all income in connection with such parking areas;

          (xix) any fines, penalties, legal judgments or settlements or causes of action by or against Landlord; and

          (xx) Real Estate Taxes and any fines, penalties or interest payable in connection therewith.

     (d) Landlord shall use its reasonable efforts to make payments on account of Operating Expenses in a time and manner to obtain the appropriate discounts or rebates available. Landlord shall operate the Projects in an efficient manner and exercise reasonable efforts to minimize Operating Expenses consistent with maintaining services at a level consistent with Comparable Buildings. In addition, with respect to janitorial services for the Leased Premises only, Tenant shall have the right, upon sixty (60) days written notice to Landlord, to separately contract for such services. If Tenant makes such election, Operating Expenses shall exclude the cost of providing janitorial services to other tenants and occupants of the Building and all other portions of the Project (except for Common Areas) during the period of time that Tenant separately contracts for its own janitorial services, and the calculation of Tenant's

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

Operating Expense Share shall be adjusted so that Tenant receives the benefit of an appropriate credit for its payment of janitorial expenses allocable to its Leased Premises.

     (e) In the event any Project is not one hundred percent (100%) occupied during any year, appropriate adjustments shall be made (on a consistent basis from Lease Year to Lease Year) to those components of Operating Expenses which vary with Building occupancy, so as to calculate Operating Expenses as though the Building had been one hundred percent (100%) occupied in such year. The percentage of Building occupancy during any Lease Year shall be determined (on a Project by Project basis) by adding together the total leased space on the first day of each month during such year and dividing by twelve (12). The foregoing notwithstanding, Landlord shall not recover from Tenant and other tenants of any Project an amount in excess of one hundred percent (100%) of the total Operating Expenses paid or incurred by Landlord with respect to such Project.

     (f) Within one hundred twenty (120) days after the end of each calendar year during the Term or as soon thereafter as possible in the exercise of reasonable diligence, Landlord shall provide Tenant a statement (the "Operating Expense Statement") prepared by Landlord showing Operating Expenses for such calendar year broken down by component expenses, in reasonable detail, and calculating Tenant's Operating Expense Share for the applicable year and the prior year. The Operating Expense Statement shall be certified by Landlord's group controller or other officer knowledgeable of the facts certified to therein that, to the best of his or her knowledge, the Operating Expense Statement has been prepared in accordance with the definitions and provisions pertaining to Operating Expenses contained in this Lease. In the event that an Operating Expense Statement indicates that Tenant owes Landlord additional amounts on account of Tenant's Operating Expense Share for said calendar year, Tenant shall pay the amount due within thirty (30) days after delivery of the Operating Expense Statement. Notwithstanding any other provision of this Lease, Landlord shall be estopped from amending, and hereby waives the right to amend, any Operating Expense Statement not amended by Landlord within three (3) years after the end of the calendar year to which said Operating Expense Statement applies, nor shall Landlord have the right through any other procedures or mechanism to collect any Operating Expense not included on the pertinent Operating Expense Statement after the third anniversary of the last day of the calendar year to which said Operating Expense Statement applies, unless before said third anniversary Landlord has delivered to Tenant a revised Operating Expense Statement reflecting such revised Operating Expense (with a reasonably detailed explanation of the reasons for any such revision) and made a written demand for payment of said Operating Expense.

     (g) Any Operating Expense Statement or other notice from Landlord pursuant to this Section 2.2 shall be subject to Tenant's rights of review and audit set forth in Section 2.4. Pending the resolution of any dispute, however, Tenant shall make payments in accordance with said Operating Expense Statement or other notice.

2.3 Real Estate Taxes.

     (a) Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant's Occupancy Percentage of Real Estate Taxes for each Project that become due and payable during the Term of this Lease as hereinafter provided. Landlord shall deliver to Tenant a copy of each

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

Real Estate Tax invoice received by Landlord, together with a written statement ("Tax Statement") setting forth (i) the amount of the Real Estate Taxes set forth on the invoice, (ii) the Project for which such Real Estate Taxes relate and (iii) Tenant's Occupancy Percentage of such Real Estate Taxes, prorated on a per diem basis if only a part of the period for which such Real Estate Taxes relate falls within the Term of this Lease and, with respect to Real Estate Taxes for which a discount is available for early payment, discounted to reflect the greatest possible discount available to Landlord for such early payment, regardless of when such taxes are actually paid and regardless of whether Landlord actually obtains a discount for early payment (the amount so payable by Tenant with respect to each such invoice and in the aggregate, as applicable, "Tenant's Tax Share"). Tenant shall pay Tenant's Tax Share to Landlord within thirty (30) days following Tenant's receipt of the Tax Statement evidencing same.

     (b) "Real Estate Taxes" shall mean all real estate taxes, assessments and other governmental levies and charges, general and special, ordinary or extraordinary, of any kind and nature (including any interest on such assessments whenever the same are permitted to be paid in installments) which may presently or hereafter be imposed, levied, assessed or confirmed by any lawful taxing authorities which may become due and payable out of or for, or which may become a lien or charge upon or against the whole, or any part, of the Projects, including, without limitation, taxes imposed on (i) the gross rents or gross receipts (but not the net income) of the Projects and (ii) personal property in the Projects owned by Landlord and used in connection with the Projects, but only to the extent that the same would be payable if the Projects were the only property of Landlord. If at any time during the Term the present system of ad valorem taxation of real property is changed or supplemented so that in lieu of or in addition to the ad valorem tax on real property there shall be assessed on Landlord or the Projects any tax of any nature that is imposed in whole or in part, in substitution for, addition to, or in lieu of any tax that would otherwise constitute a Real Estate Tax, such tax shall be included within the term "Real Estate Taxes," but only to the extent that the same would be payable if the Projects were the only property of Landlord. Such taxes may include, but shall not be limited to, a capital levy or other tax on the gross rents or gross receipts (but not the net income) of the Projects or similar tax, assessment, levy or charge measured by or based, in whole or in part, upon any such gross rents or gross receipts. There shall be excluded from Real Estate Taxes (i) any realty transfer or similar taxes imposed on Landlord,
(ii) taxes and assessments attributable to the personal property of other tenants, (iii) federal, state and local taxes on income, (iv) death taxes, (v) franchise taxes and (vi) any taxes (but not including ad valorem property taxes) imposed or measured on or by the net income of Landlord from the operation of the Project or imposed in connection with any change of ownership of the Project. In no event shall Real Estate Taxes be included on the amount, if any, by which the value of leasehold improvements of any other tenant of the Building hereafter made (or leasehold improvements already existing and separately charged as an expense to be paid by such tenant) exceed the value of leasehold improvements generally found in the Building. In the case of Real Estate Taxes that may be paid in installments, only the amount of each installment accruing during a calendar year shall be included in Real Estate Taxes during each calendar year.

     (c) At Tenant's request so long as Tenant's Occupancy Percentage at a Project is at least thirty-five percent (35%), Landlord shall contest or appeal the validity or amount of Real Estate Taxes for such Project by appropriate proceedings. Landlord may also contest or appeal the validity or amount of Real Estate Taxes for any Project on Landlord's own initiative. Tenant

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

shall pay as Additional Rent Tenant's Occupancy Percentage of Landlord's reasonable, out of pocket expenses incurred in any such appeal. Real Estate Taxes with respect to a Project that is the subject of an appeal filed by or on behalf of Landlord shall be paid on the basis of the amount reflected in the tax bill and shall not be adjusted until the final determination of the appeal. Within thirty (30) days following such final determination, Landlord will refund to Tenant, or Tenant shall pay to Landlord, as applicable, the difference, if any, between Tenant's Tax Share payments previously made by Tenant and the finally determined amount of Tenant's Tax Share.

     (d) Any Tax Statement or other notice from Landlord pursuant to this
Section 2.3 shall be subject to Tenant's rights of review and audit set forth in
Section 2.4. Pending the resolution of any dispute, however, Tenant shall make payments in accordance with said Tax Statement or other notice.

2.4 Budget; Audit Rights.

     (a) On or before June 1 of each calendar year during the Term of this Lease, Landlord shall deliver to Tenant for Tenant's review and comment, a written estimate in reasonable detail of the projected budget for Operating Expenses and Real Estate Taxes for each Project for the next succeeding calendar year (the "Budget"). The Budget shall show (i) the estimated amount of Operating Expenses, Tenant's Operating Expense Share, Real Estate Taxes and Tenant's Tax Share for each Project, for the next succeeding calendar year, (ii) the estimated amount for each major category of expense that is expected to be included in Operating Expenses for each Project during the next succeeding calendar year, including, without limitation, on a Project by Project basis, any items that constitute capital expenditures in accordance with this Lease and the amount thereof to be amortized during such calendar year, (iii) the estimated rates to be charged by Landlord for Above Standard Services for each Project for which Tenant has requested the same during the next succeeding calendar year and
(iv) the actual amounts for all such items for the prior calendar year. It is understood and agreed by Landlord and Tenant that the Operating Expenses and Real Estate Taxes in the Budget shall be estimated on a reasonable good faith basis taking into consideration, among other things, the actual Operating Expenses and Real Estate Taxes for the then current calendar year, a good faith estimate of the rate of cost increases during the then current calendar year, the actual known prospective increases to each item in the Budget and a good faith estimate for contingencies for the next succeeding calendar year. Tenant may disapprove a portion of a proposed Budget only if such portion of the Budget fails to reflect the reasonable and necessary Operating Expenses and Real Estate Taxes to operate, repair and maintain the Projects in conformity with the requirements of this Lease and in accordance with the accepted principles of sound management practices as applied to the operation, repair and maintenance of Comparable Buildings; provided that for any Project when Tenant's Occupancy Percentage is greater than thirty-five percent (35%), (i) Tenant may disapprove Landlord's decision to replace (and not repair or maintain) any major equipment or system unless Landlord establishes, by certification of a qualified engineer for whom Tenant has no reasonable objection, that the equipment or system in question is beyond its useful life and that continued repair or maintenance (and not replacement) is not commercially practicable and (ii) Tenant may require Landlord to replace (and not repair or maintain) any major equipment or system if Tenant establishes, by certification of a qualified engineer for whom Landlord has no reasonable objection, that the equipment or system in question is beyond its useful life and that continued repair or maintenance (and not replacement) is not commercially practicable. If Tenant

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

disapproves a portion of a proposed Budget, Tenant shall so notify Landlord in writing, which notification shall state, in reasonable detail, the item or items of the proposed Budget disapproved by Tenant and the basis for such disapproval. Landlord and Tenant shall negotiate in good faith to resolve any differences concerning any proposed Budget. Landlord shall deliver to Tenant the proposed final Budget for the next succeeding calendar year and the calculation of Tenant's Occupancy Percentage thereof on or before July 15 of each calendar year; provided that if Tenant fails to approve a proposed Budget on or before July 1 of a preceding calendar year, and if the parties have been unsuccessful in their efforts to resolve any disagreements, either Landlord or Tenant may at any time thereafter submit the Budget for the next calendar year (or any portion thereof) to dispute resolution in accordance with the provisions of Article XII of this Lease, and, in such event, Landlord shall deliver the final Budget to Tenant within thirty (30) days following the completion of the dispute resolution process. Notwithstanding the foregoing, (i) if the dispute resolution process regarding the Budget is not completed by January 1 of the calendar year to which such proposed Budget relates, then (A) the costs set forth on the proposed Budget shall be used for all items not the subject of a dispute, and
(B) to the extent applicable, the prior year's budgeted costs shall be used for all items of a proposed Budget that are the subject of a dispute and (ii) in the event that the actual Operating Expenses or Real Estate Taxes incurred by Landlord during a calendar year exceed Landlord's estimated Operating Expenses and Real Estate Taxes (including contingencies) for such year as set forth on an approved Budget, Landlord may prepare and submit a revised Budget to Tenant for Tenant's review and approval (but not more frequently than once during any calendar year). Upon completion of the dispute resolution process, the new year's Budget shall be correspondingly adjusted and Tenant's monthly payment of Tenant's Operating Expense Share shall likewise be adjusted.

     (b) Tenant, at Tenant's sole cost and expense, shall have the right, to be exercised by notice given to Landlord within three (3) years after receipt of an Operating Expense Statement, Tax Statement or other invoice, to audit and/or inspect that portion of Landlord's books and records pertaining to such Operating Expenses, Real Estate Taxes or other components of Additional Rent, as applicable, for such calendar year; provided such audit and/or inspection commences within ninety (90) days after Tenant's notice to Landlord and thereafter proceeds reasonably to conclusion, and further provided that Tenant may audit any single year only once unless Landlord has subsequently made revisions to any Operating Expense Statement, Tax Statement or other components of Additional Rent that impact Tenant's Operating Expense Share, Tenant's Tax Share or other Additional Rent payment. Tenant may conduct such audit and/or inspection of Landlord's books with Tenant's own employees, or through an accountant or other agent selected by Tenant, or both in combination. Tenant shall require any accountant or agent selected by Tenant to conduct or assist in such audit and/or inspection to execute and deliver to Landlord a confidentiality agreement substantially in the form attached hereto as Exhibit
C. Landlord agrees to cooperate in good faith with Tenant in the conduct of any such audit and/or inspection, and to make Landlord's books and records of and relating to Operating Expenses, Real Estate Taxes or other components of Additional Rent, as applicable, available to Tenant or Tenant's agents at one
(1) single location. If Tenant's audit and/or inspection shows that Landlord's calculation of Tenant's Operating Expense Share, Tenant's Tax Share or other components of Additional Rent for the audited/inspected calendar year or years (which shall in no event be prior to the two (2) calendar years immediately preceding the most recently completed calendar year) was overstated by more than four percent (4%) with respect to any Project, then Landlord shall pay, within thirty (30) days after Tenant's request, Tenant's actual

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

reasonable audit/inspection out-of-pocket fees applicable to the audit/inspection of said calendar year statements for such Project. Upon completion of the audit and/or inspection, if the calculation of Tenant's Operating Expense Share, Tenant's Tax Share or other components of Additional Rent indicates that Tenant overpaid Rent for any audited calendar year, Landlord shall pay Tenant (in the form of a credit against Rent next due or, upon expiration of this Lease, in the form of Landlord's check within thirty (30) days after the completion of such audit and/or inspection) an amount equal to such overpayment. In the event of any such audit or inspection, Landlord shall cause the books and records to be made available during such normal business hours as are prescribed by Landlord at Landlord's headquarters or main office, which shall be located in the continental United States. In any case, should Landlord disagree with the results of Tenant's audit, Landlord and Tenant shall refer the matter to a mutually acceptable independent certified public accountant, who shall work in good faith with Landlord and Tenant to resolve the discrepancy. The fees and costs of such independent accountant to which such dispute is referred shall be borne by the unsuccessful party and shall be shared pro rata to the extent each party is unsuccessful as determined by such independent certified public accountant, whose decision shall be final and binding.

                                   ARTICLE III
              BUILDING SERVICES, IDENTITY, SIGNAGE, AND MANAGEMENT

3.1 Building Standard and Above Standard Services. During the Term, Landlord shall furnish the following services to Tenant:

     (a) Building Standard Services. Landlord shall furnish the following services to Tenant during the Term ("Building Standard Services"), all of which shall comply with and shall be subject to Legal Requirements and, except as expressly provided to the contrary in this Section 3.1(a) or in any Lease Supplement, shall be equal to or exceed services customarily provided for Comparable Buildings:

          (i) At all times, hot (i.e., thermostat set in the range of 105(degree) to 110(degree) Fahrenheit for comfort and energy conservation purposes but with the capability to produce hot water for specified purposes at 140(degree) Fahrenheit if requested by Tenant) and cold domestic water in all restrooms, drinking fountains, kitchen and pantry areas within the Leased Premises and all common use restrooms, kitchen and pantry areas at locations provided for general use;

          (ii) During Building Operating Hours, HVAC sufficient to maintain temperatures that are reasonably required for comfortable use and occupancy of all portions of the Leased Premises designed for occupancy by persons; provided that Landlord shall have the right, but not the obligation, at Landlord's sole cost and expense, to install and operate such utility submeters as Landlord deems necessary to measure utility demand and usage within and outside the Leased Premises (and, in such event, (A) Tenant shall pay Tenant's allocable share of any such submetered costs as Additional Rent at Landlord's actual cost of providing the same, without mark-up and reflecting the largest possible bulk-purchase or other discounts available to Landlord from the utility provider and (B) all such submetered utility costs shall be excluded from Operating Expenses as provided in Section 2.2(b)(iii));

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

          (iii) Electric lighting service for all Common Areas, including, without limitation, the Parking Areas, in conformity with the practices for each Project on the Commencement Date as set forth in the applicable Lease Supplement;

          (iv) Janitorial service to the Leased Premises in conformity with the janitorial specifications for each Project as set forth in the applicable Lease Supplement;

          (v) Access control services for the Projects and the Buildings providing Tenant and its employees access to the Leased Premises and the Common Areas at all times; provided that Tenant shall have the right, at Tenant's sole cost and expense, to install and operate such additional access control systems as it shall determine desirable for the purpose of limiting access to or within the Leased Premises, so long as any additional access control systems installed by Tenant are monitored and maintained by Tenant at Tenant's sole expense;

          (vi) At all times, dedicated electrical capacity, transformed to a panel box located in the core of each floor of the Leased Premises or to the location of the panel boxes servicing the Leased Premises on the Commencement Date, in an amount not less than the dedicated capacity available to the Leased Premises on the Commencement Date; provided that Landlord shall have the right, but not the obligation, at Landlord's sole cost and expense, to install and operate such utility submeters as Landlord deems necessary to measure utility demand and usage within and outside the Leased Premises (and, in such event, (A) Tenant shall pay Tenant's allocable share of any such submetered costs as Additional Rent at Landlord's actual cost of providing the same, without mark-up and reflecting the largest possible bulk-purchase or other discounts available to Landlord from the utility provider and (B) all such submetered utility costs shall be excluded from Operating Expenses as provided in Section 2.2(b)(iii));

          (vii) Security for the Projects, Buildings and Common Areas, including, without limitation, any Parking Areas, substantially similar to the security services existing immediately prior to the Commencement Date; provided that Tenant is solely responsible for compliance with all Legal Requirements in effect from time to time pertaining to banking security systems, devices, services, equipment and procedures for the Leased Premises and that Landlord shall have no responsibility or liability therefor.

          (viii) All bulb replacement in all Common Areas and Building Standard bulb replacement in the Leased Premises, it being understood that replacement of all fluorescent, incandescent, halogen and other types of bulbs in all fixtures existing in the Leased Premises as of the Commencement Date shall be deemed to be Building Standard and that Landlord shall not be obligated to replace any bulbs in Tenant's furniture or furnishings in the Leased Premises;

          (ix) At all times, elevator cab passenger service to the Leased Premises, subject to temporary cessation for ordinary repair and maintenance (but as to each floor of the Leased Premises, such temporary cessation for ordinary repair and maintenance shall not occur simultaneously for all passenger cabs serving such floor), and to security measures or other means of controlling access imposed by Landlord after Building

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

     Operating Hours, on Holidays and during times when life safety systems override normal building operating systems;

          (x) Maintenance and cleaning of the Projects, Building and Common Areas, including, without limitation, the Common Areas on each floor of the Building on which any part of the Leased Premises are situated, the Parking Areas and all exterior landscaped areas in and around the Project;

          (xi) During Building Operating Hours, shared access to and use of, in common with Landlord and other tenants of the Building, a loading dock facility for the Building (if and to the extent that such facility exists on the Commencement Date), subject to such reasonable rules and regulations as are promulgated by Landlord from time to time pursuant to Section 4.4;

          (xii) At all times, sanitary sewer service to the Leased Premises and Common Areas facilities; and

          (xiii) Trash removal from the Project at designated locations.

All costs incurred by Landlord in connection with providing Building Standard Services shall be included in Operating Expenses.

The foregoing provisions of this Section 3.1(a) notwithstanding, the enumeration of particular building services is not a representation or agreement by Landlord that each Building Standard Service is available in specific quantities or amounts, or to particular standards or specifications at each Project. Landlord and Tenant acknowledge that Tenant owned and operated each of the Projects prior to the Commencement Date and Tenant is fully aware of the capabilities and limitations of the Building systems. Nothing herein shall be deemed to be a covenant or agreement of Landlord, or a representation or warranty of Landlord, express or implied, that Landlord shall improve the performance of existing Project systems. With respect to the Building Standard Services referenced in
Section 3.1(a)(i), (ii), (v) and (ix), Landlord shall furnish such services in such quantities and at such levels that are at least equal to the quantities and levels being furnished at each Project immediately prior to the Commencement Date, with Tenant acknowledging and agreeing that Landlord shall not be required to provide during the Term greater quantities or higher levels of service than is capable of being provided with the machinery, equipment and systems that existed immediately prior to the Commencement Date and that Landlord has no obligation to replace or improve such machinery, equipment or systems other than in the ordinary course as may be consistent with sound building management practices or as required by Section 5.5.

     (b) If Tenant requires electrical energy for use in the Leased Premises in excess of the capacities described in Section 3.1(a)(vi), and if electric energy for such additional requirements is available to Landlord, Landlord shall, upon Tenant's request and at Tenant's sole cost and expense, furnish and install such additional wires, risers, conduits, feeders, switchboards and circuit panels as reasonably may be required to supply such additional requirements of Tenant. If any portions of the Leased Premises or any of Tenant's electrical equipment requires HVAC service in excess of Building Standard HVAC service, the same shall be installed, or the

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

installation supervised by Landlord, on Tenant's behalf, and Tenant shall pay all design, installation, submetering, repair, maintenance, replacement and operating costs relating thereto, unless such HVAC service is used in common with other tenants of the Building, in which event such costs shall be reasonably allocated by Landlord among Tenant and such other tenants. The location and specifications of any such supplemental HVAC units shall be subject to Landlord's prior written approval, which approval may not be unreasonably withheld or delayed. In connection with the operation of any supplemental HVAC units serving the Leased Premises, to the extent a particular Project shall have available chilled water capacity, during Building Operating Hours Tenant may use such available chilled water for said supplemental HVAC units, and Landlord shall not charge Tenant for such service. If Tenant shall require chilled water service in amounts not otherwise available or during other than Building Operating Hours, Tenant shall pay Landlord for the cost of providing such services as Above Standard Services Rent.

     (c) If and to the extent requested by Tenant from time to time and to the extent the same are reasonably available, Landlord shall provide Tenant with services in excess of Building Standard Services as described in Section 3.1(a) ("Above Standard Services"). All of the costs incurred by Landlord in connection with providing any special Tenant services shall be paid by Tenant as Above Standard Services Rent, including costs that would not have been incurred but for Tenant's request for Above Standard Services. Landlord's charges for Above Standard Services shall be established and revised from time to time by Landlord on a Project by Project basis; provided that at no time shall Landlord's charges for Above Standard Services exceed Landlord's actual out-of-pocket costs, nor shall Landlord (i) include any overhead or profit in the calculation of Above Standard Services costs or (ii) charge Tenant at a higher rate for Above Standard Services than Landlord charges any other tenant of a Building for comparable services. All amounts collected by Landlord from Tenant and any other party to provide Above Standard Services or similar services shall be used to reduce Operating Expenses to the extent that the cost of providing the same were included in the calculation of Operating Expenses.

     (d) Landlord shall furnish Tenant at least twenty four (24) hours prior written notice of any non-emergency suspension or interruption in the Building Standard Services scheduled by Landlord for routine repairs or maintenance; provided that if such suspension or interruption will render the Common Areas or the Leased Premises inaccessible, without electric power, without cold domestic water or sanitary sewer service or otherwise untenantable in the ordinary course, Landlord shall endeavor to provide Tenant with not less than ninety (90) days' prior notice thereof.

     (e) To the extent the services described in this Section 3.1 require electricity, water or other utility services supplied by public utilities, Landlord shall not be deemed to be in breach of Landlord's covenants hereunder because of the failure of a public utility to supply the required services so long as Landlord uses reasonable efforts to cause the applicable public utilities to furnish the same. Except as expressly provided in Section 3.1, failure by Landlord to furnish the services described in this Section 3.1, or any cessation thereof for reasons beyond Landlord's control, shall not render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing and except as otherwise provided below, should any of the equipment or machinery, for any cause, fail to

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

operate or function properly, Tenant shall have no claim for a rebate of Rent or for damages on account of any interruption in services occasioned thereby or resulting therefrom so long as Landlord uses reasonable efforts to promptly repair said equipment or machinery and to restore said services.

     (f) Notwithstanding the foregoing, in the event Landlord fails to provide any of the services Landlord is obligated to provide under this Lease, and if such failure adversely impacts Tenant's use or enjoyment of the Leased Premises or any portion thereof (and Tenant actually ceases to use the affected area for business operations), and if such failure of Landlord to provide services continues for more than three (3) consecutive business days after written notice from Tenant to Landlord and all Notice Parties for any reason (except due to Force Majeure Events or gross negligence or willful misconduct of Tenant or Tenant's agents, employees or contractors) (any such failure, a "Service Failure"), then all Rent due under this Lease for the affected portion of the Leased Premises at the affected Project or Projects shall be abated for the entire duration of the Service Failure. In addition to Tenant's foregoing rights, Tenant shall have the right, but not the obligation, to cure Services Failure in the manner expressed in Section 7.1(f) and to recover the reasonable cost thereof from Landlord as expressed in Article XIII.

3.2 Keys and Locks. Tenant currently possesses keys and/or access cards, as applicable, for each lockset on doors entering the Leased Premises from public areas for use by its current employees maintaining offices in the Leased Premises. Additional keys and/or access cards, including without limitation keys and/or access cards for new employees of Tenant and replacement keys and/or access cards for lost or damaged keys and/or access cards will be furnished by Landlord upon an order signed by Tenant and at Tenant's sole cost and expense. Tenant shall be permitted to install additional locks or other access control devices in the Leased Premises provided Tenant furnishes Landlord with a duplicate set of keys or a master key and/or access cards to all such locks other than those locks securing Security Areas. Upon termination of this Lease, Tenant shall surrender to Landlord all keys and/or access cards to any locks on doors entering or within the Leased Premises, and shall provide Landlord with the combination of all locks for safes, safe cabinets and vault doors, if any, within the Leased Premises; provided that if Tenant terminates this Lease with respect to less than all of the Leased Premises at a Project and, at the time of such termination, the Leased Premises was served by an access control or other security system installed by Tenant in lieu of or in addition to the access control or security systems serving the Building generally, Tenant shall have no obligation to cause the terminated portion of the Leased Premises to continue to be served by any such supplemental access control or security systems.

3.3 Graphics and Building Directory.

     (a) On any full floor of the Leased Premises, and at each location within any Project where Tenant maintains such signage as of the Commencement Date, Tenant may, using Tenant's standard corporate signage and graphics (as Tenant may change its standard corporate signage and graphics from time to time) install and maintain on or adjacent to entrances to the Leased Premises Tenant's name, numerals and/or logo designating the appropriate suite numbers and departments occupying such floor.

     (b) If the lobby of any Building contained a building directory on the Commencement Date, or if Landlord elects to install or construct a building directory in the lobby of the Building

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

at any time, then such building directory board shall contain a listing of Tenant's name and such other information as Tenant shall reasonably require (including, at Tenant's option, the names of all of Tenant's businesses, related entities, assignees, sublessees, and senior management), and Tenant shall be entitled to Tenant's Occupancy Percentage, from time-to-time, of the space contained in such directory, which listings shall be installed by Landlord at Tenant's expense.

3.4 Building Identity; Signage; Exclusivity.

     (a) During the Term of this Lease, for so long as the herein named Tenant, or its Affiliates, shall remain in possession of at least five percent (5%) of the Net Rentable Area of a Project, or shall continue to operate a retail bank at such location, neither the Building name (if such Building is named for the herein named Tenant as of the Commencement Date), nor Tenant's exterior building signage (at all Projects) may be changed by Landlord without Tenant's consent, which consent may be withheld in Tenant's sole and absolute discretion. If a Project is named for the herein named Tenant as of the Commencement Date and during the Term hereof Tenant's corporate name, identity or logo is changed; provided that the herein named Tenant, or its Affiliates, shall remain in possession of not less than five percent (5%) of the net Rentable Area of a Project, or shall continue to operate a retail bank at such location, Tenant shall have the right, upon ninety (90) days prior written notice to Landlord, to change the name of the Building (and/or any Building signage containing such prior name or logo) to include the herein named Tenant's new corporate name, identity, or logo; provided that Tenant shall pay for all signage costs and all of Landlord's other out-of-pocket costs associated with the removal of the old, and installation of the new, signage, and further provided that such new signage shall satisfy all applicable Legal Requirements and shall have been approved in advance by Landlord, such approval not to be unreasonably withheld or delayed. In addition, at any time during or after the Term of this Lease Tenant shall have the right, in its sole and absolute discretion, upon ninety (90) days prior written notice to Landlord, to require Landlord to change the name of any Project so as to remove Tenant's identity therefrom; provided that Tenant shall pay for the cost of removing Tenant's name from all Building signage. Tenant shall repair any damage to the interior or exterior of the Buildings caused by Tenant's installation, maintenance, use, relocation or removal of signage; provided that Tenant shall not be obligated to repair any damage to the interior or exterior of the Building caused by the removal of signage so long as Tenant, at Tenant's sole cost and expense, patches any holes or covers over (by sign blanks of similar size, shape and general appearance) such signage areas on the facades of the Buildings and on and in the other interior and exterior Common Areas.

     (b) During the Term of this Lease, for so long as the herein named Tenant, or its Affiliates, shall remain in possession of office space or shall continue to operate a retail bank at such location (i) Landlord may not remove or alter any Tenant signage or graphics existent on the Commencement Date (other than interior signage or graphics on floors no longer leased, in whole or in part, by Tenant) and (ii) the Project shall not be named for any other Building tenant.

     (c) During the Term of this Lease, for so long as the herein named Tenant, or its Affiliates, shall remain in possession of at least thirty-five percent (35%) of the Net Rentable Area of a Project, or shall continue to operate a retail bank at such location, Landlord will not allow any portion of the Project (other than the portion of the Project then leased to Tenant) to be used for any retail banking or savings and loan, without Tenant's prior written consent, which

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

consent may be withheld in Tenant's sole and absolute discretion. For purposes of this Agreement, banking and savings and loan shall mean any retail banking use or purpose, which shall include, but not be limited to, receiving deposits or making loans to the general public, whether done by a state bank, national bank, savings and loan association, trust company, credit union, mortgage broker or company, or other entity, whether by walk-up, drive-in teller facility or otherwise. If Landlord shall intend to lease space to any other bank or savings and loan for the operation of a retail banking or savings and loan at a time when the herein named Tenant, or its Affiliates, shall occupy less than thirty-five percent (35%) of the Net Rentable Area of a Project, and shall not operate a retail banking facility at the Building, Landlord shall advise Tenant of Landlord's intentions, and Tenant shall have the right, exercisable by notice in writing to Landlord within twenty (20) days following Landlord's notice to Tenant, to re-lease and re-occupy the retail banking location at the Building at the Rent last payable in respect of such Leased Premises, failing which Landlord may proceed with Landlord's lease as proposed.

     (d) During the term of this Lease, Tenant shall have the right, at Tenant's expense, to erect and maintain such exterior building signage displaying the corporate name, identity or logo of the herein named Tenant, or its Affiliates, as Tenant may from time to time desire, including, without limitation, monument signage at up to two (2) corners of the Land, and, in such event, Tenant will have the exclusive right to place signage on any such monuments so erected by Tenant, subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed. In connection with its installation, repair, maintenance and removal of any exterior or monument signage, Tenant, at Tenant's sole cost and expense, shall comply with all Legal Requirements.

     (e) Tenant's retail banking exclusivity rights as described above at
Section 3.4(c) also includes the exclusive right to place ATMs in the Building, including all exterior areas of the Building and the Land. Tenant shall have the right, for no additional Rent, to place not more than five (5) ATMs at locations outside of the Leased Premises in and about the Common Areas of the Building and the Land. There is no restriction on the number of ATMs that Tenant can maintain within the Leased Premises, including any Drive-Through Banking Facilities. However, except for any ATMs existing as of the Commencement Date, the plans and specifications, and specific locations, for any ATMs located outside the Leased Premises are subject to Landlord's prior written consent, which consent will not be unreasonably withheld or delayed. Tenant, at its expense, shall install, maintain, operate and repair such ATMs in compliance with all Legal Requirements. At the expiration or earlier termination of this Lease, Tenant, at its expense, shall remove the ATMs in accordance with Section 5.3.

     (f) Tenant's exterior and monument signage existing as of the Commencement Date is hereby deemed to be approved by Landlord. Any changes to the existing exterior and/or monument signage by Tenant (including, without limitation, changes to the location, size, shape, color, and content of the exterior and/or monument signage) shall be subject to approval by Landlord, which approval may not be unreasonably withheld or delayed. Landlord agrees that Tenant shall have the right to change such signage in the event of a change in Tenant's name, trade name or logo; provided that such new signage shall satisfy all applicable Legal Requirements and shall have been approved in advance by Landlord, such approval not to be unreasonably withheld or delayed.

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

     (g) Notwithstanding anything to the contrary contained in this Lease, the rights granted to Tenant pursuant to Sections 3.3 and 3.4 shall be subject and subordinate to the rights of any Building tenants whose leases are in effect as of the Commencement Date. For example purposes only, and not as a means of limitation, if an existing tenant's lease (as in effect on the Commencement
Date) requires such existing tenant's approval for a change in the name of the Building, then Tenant may not cause the name of the Building to change without such existing tenant's approval. As another example, if an existing tenant's lease (as in effect on the Commencement Date) provides for such existing tenant to place its name on exterior and/or monument signage, then any exercise of such existing tenant's rights shall not be deemed to be a violation of Tenant's rights under this Lease.

3.5 Communications Equipment.

     (a) Subject to the provisions of this Section 3.5, Tenant shall have the non-exclusive right, at its sole cost and expense and for Tenant's use, to install, maintain and operate upon the roof of the Building one (1) or a reasonable and necessary additional number of transmitters and/or receiver antennas or dishes approved by Landlord, which approval shall not be unreasonably withheld or delayed (collectively, the "Communications Equipment") for use by Tenant in the conduct of its business; provided that such Communications Equipment may not materially compromise the aesthetics or appearance of the Building nor shall Landlord be required to incur any expense in accommodating the Communications Equipment. The Communications Equipment must be (i) designed, installed and operated in compliance with all Legal Requirements, and (ii) installed and operated so as not to adversely affect or impact structural, mechanical, electrical, elevator, or other systems serving the Building or customary telephone service for the Building and so as not to cause injury to persons or property, and without limitation of the foregoing, so as not to void or impair any applicable roof warranty. Upon the expiration or termination of this Lease, Tenant shall remove the Communications Equipment and repair any damage to the Building caused by the installation, maintenance, use or removal of the Communications Equipment.

     (b) Landlord hereby grants to Tenant the right to install (at Tenant's sole cost and expense) any additional equipment required to operate the Communications Equipment and to connect the Communications Equipment to Tenant's other machinery and equipment located in the Leased Premises (e.g., conduits and cables) in the shafts, ducts, chases and utility closets located in the core of the building ("Additional Equipment"), which Additional Equipment shall be deemed a part of the Communications Equipment for all purposes of this Section 3.5; provided that (i) the use of such space in the Building core by Tenant (except customary chases for cabling) may not materially adversely affect the marketability of the remaining space on any floor of the Building, and (ii) to the extent any such Additional Equipment occupies space (other than space in customary chases for the Building) that would have otherwise been Net Rentable Area on a floor of the Building, such space shall be included within the Net Rentable Area of the Leased Premises and Tenant shall be obligated to pay Annual Basic Rent and Additional Rent with respect to such space as if such space was included in the Leased Premises. Tenant's use of such space in the Building core shall be subject to the provisions of this Lease relating to Tenant's use of Common Areas of the Building.

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

     (c) Subject to the Building Rules and other reasonable rules relating to Building security and safety that may be promulgated by Landlord pertaining to access by tenants to the roof of the Building and provided Tenant does not unreasonably disturb any other tenants of the Building, Tenant and Tenant's contractors shall have reasonable access to the Communications Equipment and the Additional Equipment for purposes of operating, servicing, repairing or otherwise maintaining said equipment.

     (d) Nothing contained in this Section 3.5 shall be deemed to prohibit or restrict any other individual or entity, including without limitation Landlord or any other tenant of the Building, from installing communications equipment on the roof of the Building or to use the roof for any other purpose.

     (e) In connection with its installation, repair, maintenance and removal of any Communications Equipment and Additional Equipment, Tenant, at Tenant's sole cost and expense, shall comply with all applicable Building Rules and Legal Requirements and repair any damage to the Building caused by such installation, repair, maintenance or removal. In the event that the placement of Tenant's Communications Equipment or Additional Equipment interferes with Landlord's performance of any repair or maintenance to the Common Areas, including, without limitation, the roofs of the Buildings, any costs incurred by Landlord to temporarily or permanently relocate and reinstall Tenant's Communications Equipment or Additional Equipment shall be included in the cost of such repair or maintenance as a Operating Expense.

     (f) Tenant's Communications Equipment and Additional Equipment existing as of the Commencement Date are hereby deemed to be approved by Landlord. Any changes to the existing Communications Equipment and/or Additional Equipment by Tenant shall first be approved by Landlord, which approval will not be unreasonably withheld or delayed.

     (g) If Landlord shall place on the roof of any Building communications equipment of its own, or shall grant to any third party the right to locate and maintain any such equipment, all such equipment shall be located, designed and operated so as not to interfere with signals to and from Tenant's Communications Equipment and Additional Equipment, the installation of which, in accordance with this Section 3.5, predates the installation of such other equipment. Similarly, any Communications Equipment and Additional Equipment hereafter installed by Tenant shall be located and designed so as not to interfere with signals to and from such other equipment belonging to Landlord or to third parties, that may have previously been installed. The party responsible for the communications equipment which interferes with equipment previously installed by others shall be required, at its or their expense, to take all measures necessary to eliminate the source of interference caused by such party's equipment.

3.6 Building Management. The Projects shall be managed by Landlord; provided that for so long as Tenant's Occupancy Percentage at a Project shall be equal to or greater than ninety (90%), after consultation with Landlord to review Landlord's property management qualifications and pricing, Tenant may in its sole discretion elect, on a Project by Project basis, to cause such Project to be submanaged by a qualified property submanager designated by Tenant (any such submanager, a "Tenant Designated Submanager"), who shall provide on-site and supervisory property management services for Landlord, Tenant and any third party tenants and other occupants at such Project (any Project with a Tenant Designated Submanager, a

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

"Tenant Managed Project"). At all Projects that are not Tenant Managed Projects, Landlord shall provide on-site and supervisory property management services either through an Affiliate of Landlord or through a qualified third party property submanager designated by Landlord (any such Landlord Affiliate or submanager, a "Landlord Designated Submanager"). Landlord shall be and remain responsible for disbursement of Operating Expense and Real Estate Tax payments at all Projects, including Tenant Managed Projects. Notwithstanding the foregoing, (a) Landlord shall not select a Landlord Designated Submanager for whom Tenant has a reasonable objection, (b) Tenant shall not select a Tenant Designated Submanager for whom Landlord has a reasonable objection, (c) if a Landlord Designated Submanager persistently fails to perform its property management duties in a timely, complete and professional manner that is consistent with the highest level of property management services provided at Comparable Buildings, Tenant may cause such non-performing Landlord Designated Submanager to be replaced by a Tenant Designated Submanager, in which event, at Tenant's election, the Project or Projects at which such replacement occurs shall become Tenant Managed Projects and (d) if a Tenant Designated Submanager persistently fails to perform its property management duties in a timely, complete and professional manner that is consistent with the highest level of property management services provided at Comparable Buildings, Landlord may cause such non-performing Tenant Designated Submanager to be replaced by a Landlord Designated Submanager, in which event, at Landlord's election, the Project or Projects at which such replacement occurs shall no longer be Tenant Managed Projects. Any disputes between Landlord and Tenant with respect to property management matters arising under this Section 3.6 shall be subject to resolution as provided in Article XII and XIII.

                                   ARTICLE IV
                  CARE OF PREMISES; LAWS, RULES AND REGULATIONS

4.1 Care of Leased Premises. Upon the expiration or any earlier termination of this Lease, Tenant shall surrender the Leased Premises to Landlord in the same condition in which such Leased Premises existed on the Commencement Date, except for ordinary wear and tear and any casualty or condemnation damage not required to be repaired or restored by Tenant pursuant to the terms of this Lease and subject to the provisions of Section 5.3 hereafter. Upon such expiration or termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises immediately.

4.2 Access of Landlord to Leased Premises. Subject to the provisions of this
Section 4.2, Landlord and its contractors, agents or representatives may enter into and upon any part of the Leased Premises during reasonable hours as may be necessary to clean the same, make repairs, alterations or additions thereto or otherwise perform Landlord's obligations under this Lease, and, upon reasonable prior notice to Tenant, for the purpose of showing the same to existing or prospective purchasers or lenders. At any time during the last twelve (12) months of the Term (including any Renewal Terms that Tenant has exercised) and promptly upon Landlord's receipt of notice from Tenant of Tenant's intent to terminate this Lease with respect to or otherwise vacate a Leased Premises as herein provided, Landlord may, upon reasonable prior notice to Tenant, enter the Leased Premises to show the same to prospective tenants. With respect to any of the aforementioned entries by Landlord into and upon any part of the Leased Premises other than for emergencies or routine repairs or routine janitorial service, Tenant shall be entitled to have a representative accompany Landlord. Tenant shall not be entitled to any abatement or

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

reduction of Rent by reason of any such entry by Landlord. Landlord shall not interfere with the operation of Tenant's business during any such entry and Landlord shall use reasonable efforts to make any routine repairs requiring access to the Leased Premises after Building Operating Hours. Notwithstanding any of the foregoing, unless otherwise instructed by Tenant in writing, Landlord shall not enter areas designated by Tenant as high security areas (the "Security Areas") unless an emergency situation exists. All access by Landlord or any invitee of Landlord shall be subject to applicable federal banking regulations. If the telecommunications demarcation point for the Building is located within the Leased Premises, then Landlord may, at Landlord's option, at Landlord's sole expense, relocate such telecommunications demarcation point to a location outside of the Leased Premises, and make all necessary modifications to maintain Tenant's then existing telecommunications service to the Leased Premises. If the telecommunications demarcation point for the Building is located within the Leased Premises and if such location of the telecommunications demarcation point for the Building at any time in the future is deemed by Tenant to interfere with Tenant's desired reconfiguration of its use of or improvements in the Leased Premises, then Landlord shall, at Landlord's sole expense, relocate such telecommunications demarcation point to a location outside of the Leased Premises, and make all necessary modifications to maintain Tenant's then existing telecommunications service to the Leased Premises, within a reasonable time after Tenant's written request. If the telecommunications demarcation point for the Building is located within the Leased Premises, then until Landlord relocates such telecommunications demarcation point to a location outside of the Leased Premises, Tenant shall allow Landlord and other tenants of the Building reasonable access to the telecommunications demarcation point as required to connect telecommunication lines thereto, but each and any such access shall be subject to reasonable advance notice (not less than one (1) full business day, except in the case of emergencies), and shall be supervised by security personnel acceptable to Tenant, Landlord shall be solely responsible for the cost of such security personnel, and Landlord shall reimburse Tenant, upon demand, for any and all additional costs incurred by Tenant because of such access. In no event shall Landlord or any tenant of the Building other than Tenant be entitled to connect to, use, or in any way affect the operation of Tenant's telecommunications equipment in the Leased Premises.

4.3 Nuisance. Tenant shall conduct its business and use reasonable efforts to control its agents, employees, invitees, contractors and visitors in such a manner as not to create any nuisance, or unreasonably interfere with, or unreasonably annoy or disturb, any other tenant or Landlord in its operation of the Project. Landlord shall operate the Projects and use reasonable efforts to control its agents, employees, invitees, contractors and visitors in such a manner as not to create any nuisance, or unreasonably interfere with, or unreasonably disturb Tenant in its occupancy of the Leased Premises.

4.4 Laws and Regulations; Rules of Building. Tenant shall comply with, and shall use its reasonable efforts to cause its employees, agents, visitors and invitees to comply with, all Legal Requirements relating to the use or occupancy of the Leased Premises, and with the rules of the Buildings reasonably adopted and altered by Landlord from time to time for the safety, protection, care and cleanliness of the Leased Premises, the Buildings and the Projects, the operation thereof, the preservation of good order therein and the comfort of the tenants of the Building and their agents, employees and invitees, consistent with Comparable Buildings, which rules and regulations shall be binding upon Tenant upon Tenant's receipt of notice of the adoption or alteration of such rules and regulations (the "Building Rules"). In the event of a

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

conflict between the provisions of this Lease and the Building Rules, the provisions of this Lease shall control. Landlord shall use its reasonable efforts to cause all tenants of the Buildings to comply with the Building Rules to the extent that failure to so comply will materially affect Tenant's use or enjoyment of the Leased Premises. Landlord shall not enforce the Building Rules with respect to Tenant in a manner that is more restrictive than Landlord's enforcement of the Building Rules as to any other tenants of the Building. Landlord shall not enforce Tenant's compliance with Legal Requirements unless
(a) Landlord's failure to do so constitutes a violation of Legal Requirements by Landlord or makes Landlord liable for Tenant's continuing violation, (b) Landlord is required to do so by any notice of violation, order, decree, permit, rule or regulation issued by any Governmental Authority or (c) Landlord's failure to do so would, in Landlord's reasonable opinion, endanger the health, safety or welfare of any person on or about the Leased Premises or the Projects.

4.5 Legal Use and Violations of Insurance Coverage. Tenant shall not occupy or use the Leased Premises, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose that (a) is unlawful, (b) creates noxious or offensive odors emanating from the Leased Premises, or (c) does anything that would in any way increase the rate of fire insurance coverage on the Projects or its contents unless Tenant pays for the cost of such increased insurance premium. Tenant shall not cause or permit any Hazardous Materials to be used, generated, treated, installed, stored or disposed of in, on, under or about the Leased Premises, except to the extent consistent with the customary and reasonable business practice of entities conducting businesses similar to the business being conducted by Tenant in the Leased Premises; provided (i) such Hazardous Materials do not endanger the health of any person on or about the Leased Premises or the Projects and (ii) Tenant complies with all Legal Requirements applicable to such Hazardous Materials. It is hereby agreed that possession and use of copy machines and machines used to electronically accept or produce written data which utilize small amounts of chemicals which may be included in the definition of Hazardous Materials shall be considered "customary and reasonable business practices" within the meaning of the previous sentence. Landlord shall meet all of its obligations under this Lease so as to keep in force all certificates of occupancy for the Projects generally and Tenant, if and to the extent required by Legal Requirements, shall meet all of its obligations under this Lease so as to keep in force certificates of occupancy for the Leased Premises. Landlord shall comply with, and not violate, all applicable Legal Requirements to the extent relating to the Projects generally and any other Legal Requirements applicable to Landlord to the extent necessary to perform Landlord's obligations under this Lease (except to the extent that such Legal Requirement relates to a tenant's obligations under its lease, in which case Landlord shall exercise reasonable efforts to cause compliance by such tenant), and Tenant, at its sole cost and expense, shall comply with, and not violate, all applicable all Legal Requirements to the extent relating to the Leased Premises. Landlord shall not enforce Tenant's compliance with Legal Requirements unless (a) Landlord's failure to do so constitutes a violation of Legal Requirements by Landlord or makes Landlord liable for Tenant's continuing violation, (b) Landlord is required to do so by any notice of violation, order, decree, permit, rule or regulation issued by any Governmental Authority or (c) Landlord's failure to do so would, in Landlord's reasonable opinion, endanger the health, safety or welfare of any person on or about the Leased Premises or the Projects.

4.6 Environmental Laws.

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

     (a) Tenant has conveyed the Projects to Landlord, and Landlord has accepted and acquired ownership of the Projects, pursuant to the Purchase Agreement. As more fully therein expressed, Tenant has previously provided Landlord with various environmental reports and studies prepared by consultants and Landlord has acquired such further reports as Landlord determined necessary with respect to the Leased Premises, including, without limitation, new or updated Phase I and, where applicable, Phase II environmental reports (collectively, with the reports and studies from Tenant, "Environmental Information"). The Environmental Information is identified in summary fashion on Schedule 3 hereto.

     (b) Landlord hereby agrees to and does indemnify, defend, and hold harmless, Tenant and Tenant's shareholders, officers, directors and their respective successors and assigns from and against any and all claims, demands, causes of action, fines, penalties, costs, expenses (including, without limitation, attorneys' fees and court costs), liens, or liabilities caused by, directly or indirectly relating in any way to, or arising from (i) any matters reported in the Environmental Information (the "Environmental Matters") as they relate to the Projects, (excluding the Leased Premises), or (ii) Hazardous Materials introduced on, in or under the Buildings or the Projects solely by Landlord, its agents, employees or contractors after the Commencement Date; provided that the foregoing indemnity shall specifically exclude any and all claims, demands, causes of action, fines, penalties, costs, expenses (including, without limitation, attorneys' fees and court costs), liens, or liabilities caused by, directly or indirectly relating exclusively to or arising from Hazardous Materials introduced on, in or under the Projects after the Commencement Date solely by the acts of any party other than Landlord and Landlord's agents, employees and contractors.

     (c) Tenant shall be solely responsible for and shall undertake all Remedial Work required by any Governmental Authority or as necessary to comply with, and not violate, Legal Requirements arising from (i) Hazardous Materials on or in the Leased Premises (including, without limitation, the Environmental Matters to the extent on or in the Leased Premises); or (ii) Hazardous Materials introduced on, in or under the Buildings or the Projects solely by Tenant, its agents, employees, invitees or contractors after the Commencement Date. Landlord shall not enforce Tenant's performance of Remedial Work unless (i) Landlord's failure to do so constitutes a violation of Legal Requirements by Landlord or makes Landlord liable for Tenant's continuing violation, (ii) Landlord is required to do so by any notice of violation, order, decree, permit, rule or regulation issued by any Governmental Authority or (iii) Landlord's failure to do so would, in Landlord's reasonable opinion, endanger the health, safety or welfare of any person on or about the Leased Premises or the Projects.

     (d) Tenant hereby agrees to and does indemnify, defend, and hold harmless, Landlord and Landlord's shareholders, officers, trustees and their respective successors and assigns from and against any and all claims, demands, causes of action, fines, penalties, costs, expenses (including, without limitation, attorneys fees and court costs), liens, or liabilities caused by or directly or indirectly relating in any way to, or arising from (i) Hazardous Materials on or in the Leased Premises (including, without limitation, the Environmental Matters) and (ii) arising from Hazardous Materials introduced on, in or under the Buildings, or the Projects solely by Tenant, its agents, employees, invitees or contractors after the Commencement Date.

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

                                    ARTICLE V
                       LEASEHOLD IMPROVEMENTS AND REPAIRS

5.1 Leasehold Improvements. Subject to the provisions of this Lease, Tenant hereby accepts the Leased Premises, including without limitation any and all existing leasehold improvements, in their "AS-IS" condition, and acknowledges that, subject to the provisions of Section 5.5, Landlord has no obligation to construct additional leasehold improvements in the Leased Premises or to provide any money, work, labor, material, fixture, decoration or equipment with respect to the Leased Premises.

5.2 Alterations. Except as provided below, Tenant shall not make or allow to be made any alterations or physical additions in or to the Leased Premises, without first obtaining the written consent of Landlord to the plans and specifications and contractors therefor, which consent shall not be unreasonably withheld or delayed. Any such alterations or additions shall be made in compliance with Legal Requirements. Notwithstanding the foregoing, Tenant shall have the right to make alterations and physical additions to the Leased Premises costing less than $500,000.00 in the aggregate for any single project, or which are of such a nature as not to require a building permit, without Landlord's consent provided:
(i) Tenant notifies Landlord in writing and furnishes Landlord with plans and specifications and the names of the contractors for all such alterations or additions at least seven (7) days prior to undertaking them, (ii) Tenant provides Landlord with as-built plans and specifications related to such alterations or additions upon completion of same, (iii) such alterations or additions are not visible from the exterior of the Leased Premises or the Building, (iv) the modifications are in compliance with all Legal Requirements,
(v) such additions and alterations do not adversely affect the mechanical, electrical, plumbing, life safety, or structural integrity of the Building and
(vi) Tenant coordinates its activities with the Building's property manager. In no event shall Tenant be obligated to pay any charge to Landlord or any agent of Landlord for (i) supervision of any alterations or physical additions in or to the Leased Premises made by Tenant or (ii) review or approval of plans or specifications for or in connection with any alterations or physical additions in or to the Leased Premises made or proposed by Tenant (other than reimbursement of any actual, out-of-pocket costs reasonably incurred by Landlord to verify that Tenant's plans do not adversely affect the mechanical, electrical, plumbing, life safety or structural integrity of the Building as expressed in clause (v) above).

5.3 Non-Removable Improvements. The term "Non-Removable Improvements" shall mean each and all of the following to the extent owned by Tenant or its Affiliates: all mechanical equipment above the ceiling, the ceiling system, the ceiling tile, light fixtures (other than chandeliers; provided Tenant replaces the ceiling tile and leaves a connection for a replacement chandelier or Building Standard fixture), permanent walls, wall coverings, doors, door hardware, floor coverings (other than area rugs), all electrical and plumbing systems located within the Leased Premises, and blinds, all life safety and other Building systems, all cafeterias and commissaries, including, without limitation, all fixtures, equipment and appliances used in connection therewith; all gymnasiums, fitness or exercise centers, including, without limitation, all equipment, fixtures and furnishings therein, and at all properties that include retail banking facilities, all vaults, vault doors, pneumatic tubing then existing at drive-through facilities, teller counters and under-counter steel. All Non-Removable Improvements are and shall remain the property of Landlord. Tenant shall be permitted (but not obligated) to remove any other

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improvements to the Leased Premises (together "Tenant's Business Equipment,"
whether or not installed so as to be fixtures under applicable law), including trade fixtures, equipment, furniture, furnishings, supplies, records, documents, cash, coin, and other items of moveable personal property relating to the operation of Tenant's business, including, without limitation, all safe deposit boxes (but not the nests or frames thereof), safes, Tenant identification signage, ATMs connected to or located within the Buildings or situated as freestanding structures on the Property and ATM equipment, telecommunication equipment, security systems and equipment, satellite dishes and antennas, computers, computer terminals and computer equipment, any office equipment (whether leased or owned) located in the Buildings, framed artwork not permanently affixed to the Property, and Tenant's furniture, trade fixtures, and equipment installed in the Leased Premises by Tenant at its cost and expense; provided Tenant repairs any damage to the Leased Premises or other parts of the Building caused by the removal of the foregoing items.

5.4 Mechanics Liens. Tenant shall have no authority or power, express or implied, to create or cause to be created any mechanic's, materialmen's or other lien, charge or encumbrance of any kind against any Leased Premises. Should any mechanic's, materialmen's or other lien, charge or encumbrance of any kind be filed against any Leased Premises by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within sixty (60) days after notice to Tenant by Landlord, or within thirty (30) days after notice to Tenant by Landlord if at the time of such notice Landlord anticipates a sale or refinancing of any Leased Premises will be closed within sixty (60) days after said notice (and if Landlord includes that fact in Landlord's notice to Tenant). If Tenant shall fail to cancel or discharge said lien or liens within the time provided pursuant to this Section 5.4, Landlord may, at its sole option, cancel or discharge the same, and upon Landlord's demand, Tenant shall promptly reimburse Landlord for all reasonable costs incurred in canceling or discharging such liens. Except to the extent that such costs, losses, or liabilities are caused by Landlord's actions, Tenant shall indemnify and hold Landlord harmless from and against all costs (including reasonable attorneys' fees and costs of suit), losses, liabilities, or causes of action arising out of or relating to any alterations, additions or improvements made by Tenant to the Leased Premises, including, but not limited to, any mechanic's or materialman's liens asserted in connection therewith. Landlord and Tenant expressly agree and acknowledge that no interest of Landlord in the Leased Premises or the Project shall be subject to any lien for improvements made by Tenant in or for the Leased Premises, and that Landlord shall not be liable for any lien for any improvements made by Tenant, such liability being expressly prohibited by the terms of this Lease. Landlord may file in the public records of the County in which the Building is located, a public notice containing a true and correct copy of this paragraph, and Tenant hereby agrees to inform all contractors and materialmen performing work in or for or supplying materials to the Leased Premises of the existence of the prohibition contained in this paragraph.

5.5 Repairs by Landlord. Landlord will make, as an Operating Expense (to the extent allowable), all repairs to, and perform necessary maintenance, repair, refurbishing and replacement work to the Projects, and all parts thereof, in such manner as is in keeping with Comparable Buildings, including, but not limited to, the: (a) structural elements of the Buildings, (b) mechanical (including HVAC), electrical, the plumbing and fire/life safety systems serving the Buildings in general, (c) Common Areas including, without limitation, the Parking Areas , (d) roofs of the Buildings, (e) exterior windows of the Buildings and (f) elevators serving the

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

Buildings. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible. Except in emergency situations as reasonably determined by Landlord, Landlord shall provide Tenant with prior notice of any entry into the Leased Premises required to effectuate the repairs for which Landlord is responsible and shall exercise reasonable efforts to perform any such entry into the Leased Premises in a manner that is reasonably designed to minimize interference with the operation of Tenant's business in the Leased Premises. If Landlord should fail or refuse to make such repairs, refurbishings or replacements or perform said maintenance with reasonable promptness after written notice from Tenant, then Tenant may, at its option, but without any obligation to do so, upon written notice to Landlord, cure such failure as expressed in Section 7.1(f) and recover the reasonable cost thereof from Landlord as expressed in Article XIII.

5.6 Repairs by Tenant. Tenant shall, at its sole cost and expense, promptly perform all maintenance, repairs, refurbishing and replacement work to the Leased Premises that are not Landlord's express responsibility under this Lease, and shall keep the Leased Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair obligations include, without limitation, repairs to: (a) floor covering, (b) interior partitions, (c) doors, (d) the interior side of demising walls, (e) electronic, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant and located in the Leased Premises or other portions of the Building, (f) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing and similar facilities serving Tenant exclusively, and
(g) alterations performed by contractors retained by Tenant, including related HVAC balancing. All Tenant's work shall be performed in accordance with the rules and procedures described in Section 5.2 hereof. Upon termination of this Lease, Tenant will surrender and deliver the Leased Premises to Landlord in the same condition in which the Leased Premises existed on the Commencement Date, subject, however, to (i) the provisions of Article VI hereof, (ii) the alterations permitted pursuant to this Lease, (iii) the provisions of Section 5.3, and (iv) except for ordinary wear and tear. If Tenant should fail or refuse to make such repairs, refurbishings or replacements or perform said maintenance as and when reasonably required, Landlord may, at its option, but without any obligation to do so, cure such failure or refusal and Landlord's costs shall be reimburseable by Tenant as additional rent, by Tenant, immediately upon invoicing by Landlord. Notwithstanding the foregoing, Landlord agrees to perform, as Above Standard Services, Tenant's repair and maintenance obligations with respect to the Leased Premises. Tenant shall notify Landlord of the need for any such repair and maintenance and Landlord shall endeavor to respond timely to each such request.

5.7 Demising Work. Any Demising Work required to be performed by Tenant: shall, in each instance, be completed as follows:

     (a) Tenant shall prepare and submit to Landlord for Landlord's approval a preliminary space plan (the "Preliminary Space Plan") in connection with Tenant's proposed separation of the Leased Premises from the Surrendered Premises. Landlord's approval shall not be unreasonably withheld or delayed and shall be given or withheld, or Landlord shall advise Tenant whether Landlord requires additional information in order to evaluate Tenant's request, within ten (10) days following Tenant's delivery to Landlord of the Preliminary Space Plan. If Landlord objects to the Preliminary Space Plan (or any revision thereof), Tenant shall deliver a revised Preliminary Space Plan to Landlord and the procedure will be repeated, if necessary,

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

until a final space plan is approved. The final approved space plan is hereinafter referred to as the "Final Space Plan". Landlord and Tenant shall work with one another reasonably and in good faith to resolve any differences concerning the Preliminary Space Plan and the Final Space Plan (or the Preliminary Drawings or Final Drawings hereafter referenced in Section 5.7(b) immediately below), failing which any disagreements shall be resolved in accordance with Article XII hereof.

     (b) From the Final Space Plan, Tenant shall prepare and submit to Landlord for Landlord's approval (which approval shall not be unreasonably withheld or delayed, and which shall be given or withheld, or Landlord shall advise Tenant whether Landlord requires additional information in order to evaluate Tenant's request, within ten (10) days) following Tenant's delivery to Landlord of, one-eighth inch (1/8") architectural, mechanical, electrical, lighting, plumbing and (if reasonably requested by Landlord) floor load working drawings together with specifications necessary to complete all of the proposed improvements shown on the Final Space Plan (collectively, the "Preliminary Drawings"). If Landlord objects to the Preliminary Drawings (or any revision thereof), Tenant shall deliver revised Preliminary Drawings to Landlord and the procedure will be repeated, if necessary, until final drawings are approved. The final approved drawings are hereinafter referred to as the "Final Drawings".

     (c) Tenant will cause the Demising Work to be constructed in substantial accordance with the Final Drawings. Landlord shall be deemed to have waived Tenant's performance of any Demising Work not shown on the Final Drawings except to the extent required to satisfy Legal Requirements. Landlord's review of Space Plans and Drawings under Sections 5.7(a) and (b) above is for Landlord's purposes only, and not a representation or warranty that the work to be performed pursuant thereto meets all Legal Requirements.

     (d) In connection with the Demising Work, Tenant shall file all drawings, plans and specifications, pay all fees and obtain all permits and applications from any authorities having jurisdiction and perform all Demising Work in compliance the requirements of such permits and applications; and Tenant shall promptly obtain, if required, a permanent certificate of occupancy and all other approvals required of Tenant to use and occupy the Leased Premises.

     (e) Tenant shall have the right to select the general contractor and subcontractors for the Demising Work; provided that Tenant shall not use a contractor or subcontractor as to which Landlord shall reasonably object within ten (10) days following Tenant's notice to Landlord of the identity of such contractor(s) and subcontractor(s) as Tenant has selected.

     (f) The parties shall cooperate with each other in good faith and coordinate the scheduling of the Demising Work in an effort to complete the same in a timely manner. Landlord and Tenant shall be commercially reasonable in agreeing to non-material reconfigurations of the boundaries of the Leased Premises to facilitate Tenant's construction of demising walls for the Leased Premises.

     (g) All of the Demising Work shall be done, on a Project by Project basis, in compliance with Building Standards at Tenant's expense, including, without limitation, building permit and other fees, architectural and engineering expenses and other expenses relating thereto. Tenant may request Landlord's review of Preliminary Space Plans or Preliminary Drawings

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

before Tenant's notification to Landlord of Tenant's election to remove Surrendered Premises from the Leased Premises to facilitate Tenant's understanding of the potential approximate costs associated therewith.

5.8 Art. Landlord acknowledges that Tenant stores and/or displays within the Buildings, multiple works of art, including paintings, textiles, sculptures, and other forms of artwork (the "Art") that are an integral part of the Bank of America Art Collection. The Art may be located within areas leased by and under control of Tenant, or in Common Areas, including lobbies or other public spaces within the Buildings or outdoor plaza areas.

     (a) The Art that is located within the Projects as of the date hereof is listed in the attached Schedule 4 hereto. Tenant may hereafter locate additional pieces of Art within the Buildings and/or Leased Premises, and any of such Art shall also be considered part of the Bank of America Art Collection, unless it cannot be removed from the Building without damaging the Art Tenant shall have the right at any time during the Term of the lease and for a period of 60 days following the Term of the lease, as to any such Building, to remove any of the Art at Tenant's sole cost and expense. In the event any Art is removed from either Leased Premises or Common Areas, Tenant shall repair any damage caused by its removal. To the extent Art is removed from the Common Areas, Tenant shall notify Landlord in writing not less than 30 days prior to the anticipated removal date that the Art shall be removed. Tenant agrees to indemnify Landlord against any claims made by the artist or putative right holder pursuant to VARA arising out of Tenant's removal or subsequent treatment of the Art, and such indemnity shall survive the termination or expiration of this Lease.

     (b) Landlord agrees that (i) Landlord shall not remove any Art from any Common Areas or public spaces of the Buildings during the Term hereof or within a period of sixty (60) days following the Term hereof, and Landlord acknowledges that any such removal in violation of this paragraph may cause damage to the Art, for which Landlord shall bear sole responsibility; and (ii) Landlord's removal of any Art during the Term or thereafter shall not be within the scope of Tenant's VARA indemnification.

     (c) Tenant shall have the right at any time or from time to time, to erect plaques or markers, subject to Landlord's approval (not to be unreasonably withheld) identifying the Art as commissioned by Bank of America or on loan from the Bank of America Art Collection. To the extent Tenant elects not to remove any Art at the termination of the Lease, Landlord agrees that any plaques or markers installed by Tenant identifying the Art as commissioned by Bank of America or on loan from the Bank of America Art Collection shall remain in place for so long as the Art is displayed within the Building or Common Areas.

                                   ARTICLE VI
                      CONDEMNATION, CASUALTY AND INSURANCE

6.1 Condemnation.

     (a) If all or a portion of a Building or the Leased Premises as would render the continuance of Tenant's business from such Leased Premises impracticable (as reasonably determined by Tenant) is permanently taken or condemned for any public purpose, this Lease, at

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the option of Tenant upon the giving of notice to Landlord within twenty (20)
days from the date of such condemnation or taking shall forthwith cease and terminate as to such Leased Premises as provided in Section 6.1(c) below.

     (b) If all or substantially all of the Project, or so much thereof as to cause the remainder not to be economically feasible to operate, as reasonably determined by Landlord, should be permanently taken or condemned for any public purpose and Landlord terminates all similarly affected leases in the Building that Landlord has the right to terminate, then Landlord shall have the option of terminating this Lease as to the affected Leased Premises by notice to Tenant within ten (10) days from the date of such condemnation or taking.

     (c) If this Lease is terminated as to such particular Leased Premises as provided in Sections 6.1(a) or (b) above, this Lease shall cease and expire as to such Leased Premises as if the date of transfer of possession of the Leased Premises, the Project, or any portion thereof, was the expiration date of this Lease as to such Leased Premises.

     (d) If this Lease is not terminated by either Landlord or Tenant as aforesaid, Tenant shall pay all Rent up to the date of transfer of possession of such portion of the Leased Premises so taken or condemned and this Lease shall thereupon cease and terminate with respect to such portion of the Leased Premises so taken or condemned as if the date of transfer of possession of the Leased Premises was the expiration date of the Term relating to such portion of the Leased Premises. Thereafter, the Annual Basic Rent, and Tenant's Operating Expense Share and Tenant's Tax Share shall be calculated based on the Net Rentable Area of the Leased Premises not so taken or condemned. If any such condemnation or taking occurs and this Lease is not so terminated, Landlord shall, within sixty (60) days after the date any portion of the Project is damaged, or the use of any portion of the Project by Tenant and Tenant's employees and invitees is impeded, because of such condemnation, commence to repair the Project (excluding Tenant's Business Equipment), so that the remaining portion of the Project, as the case may be, shall constitute a complete architectural unit, reasonably fit for Tenant's occupancy and business as reasonably determined by Tenant and Landlord. If Landlord fails to cause such restoration to be substantially completed within one (1) year after the date Landlord commences such restoration work for any reason other than a delay caused by an act or omission of Tenant, then Tenant shall have the right to terminate this Lease by notifying Landlord in writing of such termination within thirty (30) days after the date that is one (1) year after the date Landlord commences such restoration work. The one (1) year period described in the preceding sentence shall be automatically extended for each day of delays caused by Force Majeure Events.

     (e) In the event of any condemnation or taking of all or a portion of the Leased Premises, and in the event of any condemnation or taking of all or a portion of the Parking Areas or the Project which taking materially adversely affects the value of or Tenant's use or enjoyment of the Leased Premises, Tenant, at Tenant's expense may, jointly with Landlord, appear, claim, prove and recover, in proceedings relative to such taking, (i) the value of any fixtures, furniture, furnishings, leasehold improvements and other personal property that were condemned but which under the terms of this Lease Tenant is permitted to remove at the end of the Term, (ii) the unamortized cost of any leasehold improvements that are not so removable by Tenant at the end of the Term and that were installed at Tenant's expense, (iii) the loss of Tenant's business as the result of such condemnation and (iv) relocation and moving expenses.

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     (f) If any taking or condemnation for any public purpose of the Leased
Premises or any portion thereof occurs for one hundred eighty (180) days or less and the portion of the Leased Premises not so taken is in Tenant's reasonable judgment sufficient to allow the conduct of Tenant's business in the Leased Premises to substantially the same extent and quantity as before the taking (and Tenant, in fact, ceases its use of the Leased Premises for business purposes), then it shall be deemed a temporary taking and this Lease shall continue in full force and effect except that Annual Basic Rent, Tenant's Operating Expense Share and Tenant's Tax Share shall be calculated based on the Net Rentable Area of the Leased Premises not so taken, for the period of time that the Leased Premises are so taken as of the date of transfer of possession of the Leased Premises and Landlord shall be under no obligation to make any repairs or alterations.

6.2 Damages from Certain Causes. Except as provided in Section 3.1 and Section 6.6, and subject to Landlord's obligations to restore, repair and maintain as specifically provided in this Lease, Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, riot, strike, insurrection, war, requisition or order of governmental body or authority, court order or injunction, or any other cause beyond Landlord's control.

6.3 Casualty Clause.

     (a) If at any time during the Term of this Lease, the Leased Premises, the Common Areas, including, without limitation, the Parking Areas, the Buildings or any systems or equipment serving the Leased Premises, the Common Areas or the Buildings (collectively, the "Damaged Property") is damaged by fire, earthquake, flood or by any other casualty of any kind or nature (a "Casualty") then, except as hereinafter provided, Landlord shall proceed to rebuild or restore the Damaged Property at Landlord's sole cost and expense; provided that, in no event, shall Damaged Property include, nor shall Landlord or Tenant have any obligation to rebuild or restore, any of Tenant's furniture, furnishings, equipment, trade fixtures or other property owned by Tenant. If, in the reasonable opinion of Landlord's architect as evidenced by a written letter of certification delivered to Tenant not more than forty-five (45) days following the Casualty, the Damaged Property cannot be repaired so as to make the Leased Premises and the Parking Areas tenantable within two hundred seventy (270) days from the date of notice of Landlord's architect's opinion, then Tenant shall have the right to terminate this Lease as to such property by notifying Landlord in writing of such termination within thirty (30) days of receipt of Landlord's architect's opinion. Any failure by Tenant to deliver such termination notice to Landlord by such thirtieth (30th) day shall constitute a waiver of Tenant's right to terminate this Lease pursuant to this Section 6.3(a) as a result of such Casualty.

     (b) Landlord may elect to terminate this Lease as to an affected property on account of a Casualty by delivering written notice to Tenant within forty-five (45) days after a Qualified Damage; provided that Landlord also terminates all other similarly affected tenant leases that Landlord has a right to terminate as a result of such Casualty. As used herein, a "Qualified Damage" shall mean any one or more of the following:

          (i) There shall be damage to an extent greater than fifty percent (50%) of the replacement cost of the Building above the foundation, and such damage or destruction

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

     shall be caused by a risk covered by insurance maintained or required to be maintained (whether or not actually maintained) by Landlord pursuant to this Lease (i.e., an "insurable risk").

          (ii) There shall be damage, resulting from a risk other than an insurable risk, to an extent greater than twenty-five percent (25%) of the replacement cost of the Building above the foundation.

          (iii) Necessary repairs to the Damaged Property cannot be completed, in the reasonable opinion of Landlord's architect, within two hundred seventy (270) days after the occurrence of such damage, which opinion Landlord shall cause its architect to deliver to Tenant not more than thirty (30) days after the Casualty.

     (c) Notwithstanding any language herein to the contrary, if at the time of any substantial damage to the Leased Premises from a Casualty, less than one (1) year remains in the Term, then (i) Landlord shall have the right, in its sole option, to elect not to rebuild or restore the Damaged Property, such right to be exercised, if at all, by written notice to Tenant within thirty (30) days after the date of such Casualty, and (ii) Tenant shall have the right, in its sole option, to terminate this Lease, such right to be exercised, if at all, within thirty (30) days after the date of such Casualty or within thirty (30) days after Tenant's receipt of Landlord's notice pursuant to Section 6.3(c)(i).

     (d) If Landlord is herein required to repair and restore the Project, and Tenant shall have had, but shall not have exercised, a right of termination as provided at Section 6.3(a), Landlord shall use commercially reasonable efforts to commence such repair and restoration within sixty (60) days following the Casualty. Landlord's architect shall determine the date that Landlord commences the repair and restoration of the Project and shall notify Tenant of such determination within thirty (30) days thereof. Notwithstanding any language herein to the contrary, if Landlord undertakes but fails to repair and restore the Damaged Property within the later of (i) one (1) year after the date determined by Landlord's architect to be the date Landlord commenced the restoration and repair work or (ii) the date identified in Landlord's architect's opinion given pursuant to Section 6.3(a) as the date by which Landlord's architect believed the repair and restoration to the Damaged Property would be completed (the later such date, the "Outside Completion Date"), for any reason other than a delay caused by an act or omission of the Tenant, then subject to the final sentence of this paragraph, Tenant may terminate this Lease by delivering written notice to Landlord within thirty (30) days after the Outside Completion Date, but before the repairs and restoration to the Damaged Property have been completed. If Tenant fails to deliver such notice within such thirty (30) day period, Tenant shall have waived its right to terminate this Lease on account of the time required to repair such casualty. The Outside Completion Date shall be automatically extended for each day of delays caused by Force Majeure Events (but in no event shall such Outside Completion Date be extended for more than sixty (60) days by Force Majeure Events).

6.4 Property Insurance. Landlord shall maintain standard fire and extended coverage insurance, plus, if elected by Landlord, coverage for acts of terrorism, for each Project, including, without limitation, for the Buildings, Common Areas, including, without limitation, Parking Areas, Leased Premises and other tenantable areas and on the improvements and betterments contained

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

therein (excluding Tenant's and any other tenant's furniture, furnishings, equipment, trade fixtures or other property), in an amount not less than eighty percent (80%) of the full replacement cost thereof above the foundation. Upon the request of Tenant, a copy of a duly executed certificate of insurance reflecting Landlord's maintenance of the insurance required under this Section
6.4 shall be delivered to Tenant. Said insurance shall be maintained with a reputable insurance company selected by Landlord and qualified and licensed to do business in the State in which the Project is located and having a current Best's Rating of A+ or better. All payments for losses thereunder shall be made solely to Landlord.

6.5 Liability Insurance. Landlord and Tenant shall each maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid on or before the due dates, issued by and binding upon a reputable insurance company qualified and licensed to do business in the State in which the Project is located, with a current Best's Rating of A+ or better. Such insurance shall afford minimum protection (which may be effected by primary and/or excess coverage) of not less than Three Million Dollars ($3,000,000.00) for bodily injury or death in any one (1) accident or occurrence and against property damage. Notwithstanding anything to the contrary, so long as Tenant satisfies the Self-Insurance Net Worth Test, Tenant may self insure in order to meet any insurance requirements in this Lease. In the event Tenant fails, in whole or in part, to carry insurance that complies with the requirements of this
Section 6.5, Tenant shall be deemed to self-insure to the extent of such noncompliance.

6.6 Hold Harmless. Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, contractors, customers or invitees, for any damage to person or property to the extent caused by any negligent act or omission of Tenant, or its agents, servants or employees, and Tenant agrees to and does hereby indemnify, defend and hold harmless, Landlord and Landlord's shareholders, officers and trustees, and its and their respective successors and assigns, from and against any and all claims, demands, causes of action, fines, penalties, costs, expenses (including, without limitation, reasonable attorneys' fees and court costs), liens or liabilities to the extent caused by (i) any negligent act or omission of Tenant, or its agents, servants or employees or
(ii) any claim for which Tenant was obligated to obtain insurance, but elected to self-insure as permitted by Section 6.5. Tenant shall not be liable to Landlord, or to Landlord's agents, servants, employees, contractors, customers or invitees, for any damage to person or property to the extent caused by any negligent act or omission of Landlord, or its agents, servants or employees and Landlord agrees to and does indemnify, defend and hold harmless Tenant and Tenant's shareholders, officers and directors, and its and their respective successors and assigns, from and against any and all claims, demands, causes or action, fines, penalties, costs, expenses (including, without limitation reasonable attorneys fees and costs), liens or liabilities to the extent caused by any negligent act or omission of Landlord, or its agents, servants or employees.

6.7 WAIVER OF RECOVERY. ANYTHING IN THIS LEASE TO THE CONTRARY NOTWITHSTANDING, LANDLORD AND TENANT EACH HEREBY WAIVES ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION, AGAINST THE OTHER, AND ITS AGENTS, SERVANTS, PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS OR EMPLOYEES, FOR ANY LOSS OR DAMAGE THAT MAY OCCUR TO THE LEASED PREMISES, THE PROJECT OR ANY IMPROVEMENTS THERETO OR THEREON, OR ANY PROPERTY OF SUCH PARTY THEREIN OR THEREON, BY REASON OF FIRE, THE ELEMENTS, OR ANY OTHER CAUSE THAT IS INSURED

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AGAINST (OR IS INSURABLE, WHETHER OR NOT ACTUALLY INSURED) UNDER THE TERMS OF
STANDARD FIRE AND EXTENDED COVERAGE INSURANCE POLICIES IN THE STATE IN WHICH THE PROJECT IS LOCATED, REGARDLESS OF THE AMOUNT OF THE PROCEEDS, IF ANY, PAYABLE UNDER SUCH INSURANCE POLICIES AND THE CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF THE OTHER PARTY HERETO, OR ITS AGENTS, OFFICERS, PARTNERS, SHAREHOLDERS, SERVANTS OR EMPLOYEES, AND COVENANTS THAT NO INSURER SHALL HOLD ANY RIGHT OF SUBROGATION AGAINST SUCH OTHER PARTY ON ACCOUNT THEREOF.

                                  ARTICLE VII
                  DEFAULTS, REMEDIES, BANKRUPTCY, SUBORDINATION

7.1 Default and Remedies.

     (a) The occurrence of any of the following shall constitute an Event of Default ("Event of Default") under this Lease on the part of Tenant:

          (i) Failure to pay any payment of Rent when due (including, without limitation, Annual Basic Rent, Excess Basic Rent, if any, Tenant's Operating Expense Share, Tenant's Tax Share and Above Standard Services
     Rent) and such failure to pay continues for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided that Landlord shall not be obligated to send written notice of a failure to pay more than two (2) times in any consecutive twelve (12) month period, or

          (ii) At any time that Tenant does not satisfy the Net Worth Test, failure of Tenant to maintain any policy of insurance that Tenant is required by the terms of this Lease to maintain and such failure continues for a period of ten (10) business days after written notice from Landlord to Tenant of such failure, which notice shall (A) specify the insurance policy which Tenant has failed to maintain and the provision of this Lease which requires Tenant to maintain such insurance, and (B) state, in all capital letters and in a prominent place, that the continuance of such failure to maintain insurance for ten (10) business days after Tenant's receipt of such written notice will constitute an Event of Default under
     Section 7.1(a) of the Lease, or

          (iii) Tenant breaches or fails to comply with any term, provision, condition or covenant of this Lease, other than as described in Section 7.1(a)(i) and (ii), and such breach or failure continues for thirty (30) days after written notice from Landlord to Tenant of such breach or failure to comply (or, if such breach or failure is curable but reasonably cannot be cured within thirty (30) days, Tenant does not commence to cure such breach or failure promptly within such thirty (30) day period and continuously and diligently thereafter pursue such cure and remedy until such breach or failure is remedied; provided that there shall be a maximum period of one hundred eighty (180) days after Landlord's written notice to cure or remedy such default, except that such maximum cure period shall extended as appropriate for delays caused by Force Majeure Events.

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     (b) Upon the occurrence of an Event of Default, subject to Section 7.1(e)
below, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

          (i) Landlord may immediately or at any time thereafter, collect all overdue Rent and other charges payable to Landlord, together with Landlord's legal fees and costs of enforcement, with interest at the Applicable Rate from the date such sums were originally due until the date paid in full.

          (ii) Landlord may immediately or at any time thereafter re-enter the Leased Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease or of the Building Rules now in effect or hereafter adopted or of any notice given Tenant by Landlord pursuant to the terms of this Lease, and Tenant shall fully reimburse and compensate Landlord on demand.

          (iii) Subject to the limitations expressed in Section 7.1(e), Landlord, with or without terminating this Lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Leased Premises and thereupon Tenant shall immediately vacate the Leased Premises and remove therefrom all property thereon (other than Non-Removable Improvements) belonging to or placed in the Leased Premises by, at the direction of, or with consent of Tenant, whereupon Landlord shall have the right to re-enter and take possession of the Leased Premises. Any such demand, re-entry and taking possession of the Leased Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

          (iv) Subject to the limitations expressed in Section 7.1(e), Landlord may immediately or at any time thereafter, re-enter the Leased Premises, and if persons or any of Tenant's property are then in the Leased Premises, then, upon prior written notice to Tenant, Landlord may remove therefrom Tenant and all property belonging to or placed on the Leased Premises by, at the direction of, or with consent of Tenant, all at Tenant's expense. Any such re-entry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

          (v) Subject to the limitations expressed in Section 7.1(e), Landlord, without terminating this Lease, may immediately or at anytime thereafter relet the Leased Premises or any part thereof, for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord deems reasonable, and Landlord may make any alterations or repairs to the Leased Premises that are necessary or proper to facilitate such reletting as office space; and Tenant shall pay all costs of such reletting, including, but not limited to, the cost of any such alterations and repairs to the Leased Premises and reasonable attorneys' fees actually incurred; and Tenant shall continue to pay all Rent due under this Lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Leased Premises, and thereafter Tenant shall pay

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     monthly during the remainder of the Term the amount, if any, by which the
     Rent and other charges reserved in this Lease exceed the rent and other charges collected from any such subsequent tenant or tenants (net of the costs Landlord incurred to re-enter and relet the Leased Premises), but Tenant shall not be entitled to receive any excess of any such rents collected over the Rent reserved herein. Landlord hereby agrees to use its commercially reasonable efforts to relet the Leased Premises to mitigate or otherwise reduce the damages for which Tenant may be liable hereunder, but only to the extent required under applicable law in the state in which the Building is located; provided that in no event shall Landlord's leasing or attempted leasing of other space in the Building instead of the Leased Premises, in and of itself, violate the provisions of the preceding sentence. Any such reletting may be for such rent, for such time, and upon such terms as the Landlord, in the Landlord's good faith discretion, shall determine to be commercially reasonable. Landlord shall be deemed to have exercised commercially reasonable efforts to relet the Leased Premises so long as Landlord or Landlord's agents employ marketing methods and procedures substantially similar to marketing methods and procedures used by Landlord or Landlord's agents to market and lease vacant space in other buildings, which are similar in nature and quality to the Building, owned by Landlord or an affiliate of Landlord.

          (vi) Subject to the limitations expressed in Section 7.1(e), Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon notice to Tenant of such termination; upon such termination Landlord shall elect to either recover from Tenant (A) all damages Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and reasonable attorneys' fees) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair of the Leased Premises that is necessary or proper to prepare the same for reletting as office space, or (B) all arrearages in rentals, plus an amount equal to the excess, if any, of the present value discounted at the Prime Rate of the total amount of all Rent to be paid by Tenant for the remainder of the Term, over the present value (discounted at the same rate) of the fair market rental value of the Leased Premises for the remainder of the Term.

     (c) If Landlord re-enters the Leased Premises or terminates this Lease pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages that may be caused by such re-entry or termination by Landlord pursuant to the provisions of this Lease. Tenant shall and does hereby indemnify and hold Landlord harmless from any loss, cost (including court costs and attorneys' fees), or damages suffered by Landlord by reason of such re-entry or termination unless caused by Landlord's gross negligence.

     (d) The exercise by Landlord of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. Except as otherwise provided in this Lease, remedies provided for in this Lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity.

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     (e) Notwithstanding the provisions set forth in Sections 7.1(b)(iii)
through (vi), Landlord may not:

          (i) terminate this Lease as to any Project or Projects unless either
     (A) Tenant shall have failed to pay, without the contractual right to abate or offset as herein otherwise provided, Rent for such Project or Projects in an amount equal to or greater than the amount of three (3) months' Annual Basic Rent then due and payable with respect to such Project or Projects, and such failure to pay continues for a period of ten (10) days following Tenant's receipt of written notice thereof from Landlord, which notice shall state in all capital letters (or other prominent display) that this Lease may be terminated as to such Project or Projects if Tenant fails to promptly pay all overdue Rent for such Projects or Projects, or (B) Tenant shall fail to comply with any final order relating to such Project or Projects rendered pursuant to the dispute resolution procedures outlined in Article XII within the time periods set forth in such order, or, if no time periods are set forth therein, then within such time period as is reasonably necessary to promptly and diligently comply with such order, but not to exceed sixty (60) days, subject to appropriate extensions for delays caused by Force Majeure Events, and such failure to comply continues for a period of thirty (30) days following Tenant's receipt of written notice thereof from Landlord, which notice shall state in all capital letters (or other prominent display) that this Lease may be terminated as to such Project or Projects if Tenant fails to promptly comply with the requirements of such order; or

          (ii) terminate this Lease in its entirety unless Tenant shall have failed to pay, without the contractual right to abate or offset as herein otherwise provided, Rent in an amount equal to or greater than the amount of three (3) months' Annual Basic Rent then due and payable with respect to all Projects under this Lease, and such failure to pay continues for a period of ten (10) days following Tenant's receipt of written notice thereof from Landlord, which notice shall state in all capital letters (or other prominent display) that this Lease may be terminated if Tenant fails to promptly pay all overdue Rent.

     (f) If Landlord should fail to perform or observe any covenant, term, provision or condition of this Lease and such default should continue beyond a period of ten (10) days as to a monetary default or thirty (30) days (or such longer period as is reasonably necessary to remedy such default; provided Landlord shall continuously and diligently pursue such remedy at all times until such default is cured) as to a non-monetary default, after in each instance written notice thereof is given by Tenant to Landlord (and a copy of said notice is sent simultaneously therewith to the Notice Parties) ("Landlord Default"), then, in any such event Tenant shall have the right, (i) to cure or attempt to cure the Landlord Default (upon twenty-four (24) hours' notice in the event of an emergency, notwithstanding the foregoing provisions of this Section 7.1(f)), and Landlord shall reimburse Tenant for all reasonable sums expended in so curing the Landlord Default or (ii) to commence such actions at law or in equity to which Tenant may be entitled. The exercise by Tenant of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Tenant of any one or more of the other rights and remedies herein provided. Except as otherwise provided in this Lease, remedies provided for in this Lease are cumulative and may, at the election of Tenant, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or

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allowed by law or in equity, including without limitation the right to claim that Tenant has been constructively evicted.

     (g) Notwithstanding the provisions of Section 7.1(e) hereof, if Landlord should fail to maintain any policy of insurance which Landlord is required by the terms of this Lease to maintain and such failure continues for a period of ten (10) business days after written notice from Tenant to Landlord and all Notice Parties of such failure, which notice shall (A) specify the insurance policy which Landlord has failed to maintain and the provision of this Lease which requires Landlord to maintain such insurance. Tenant's sole and exclusive recourse and remedy for Landlord's failure to maintain any such policy of insurance shall be limited to the limited offset right provided in Section 13.1.

7.2 Insolvency or Bankruptcy. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or any general assignment by Tenant for the benefit of creditors, or any action taken by Tenant under any insolvency, bankruptcy, or reorganization act, or an involuntary proceeding against Tenant that is not dismissed or bonded against within one hundred twenty
(120) days after the filing thereof, shall at Landlord's option, constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time during the duration of such event, this Lease shall terminate five (5) days after notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy or a proceeding in lieu thereof and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

7.3 Negation of Lien for Rent. Landlord hereby expressly waives and negates any and all contractual liens and security interests, statutory liens and security interests or constitutional liens and security interests arising by operation of law to which Landlord might now or hereafter be entitled on all property of Tenant now or hereafter placed in or upon the Leased Premises, except for judgment liens, if any.

7.4 Attorney's Fees. If either party is in default beyond any applicable grace or notice period in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the non-prevailing party agrees to pay the prevailing party's reasonable attorneys' and paralegals' fees and costs, at all levels, before, during and after trial, and on appeal.

7.5 No Waiver of Rights. No failure or delay of Landlord or Tenant in any one instance to exercise any remedy or power given it herein or to insist upon strict compliance by Tenant or Landlord of any obligation imposed on it herein in any other instance and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by such party in any one instance or any right it has herein to demand strict compliance with the terms hereof by the other party in any other instance. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and then only for the time and in the manner specified in such waiver. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized officer of Landlord or Tenant. No endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an

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accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

7.6 Holding Over.

     (a) Except as provided in Section 7.6(b), in the event of holding over by Tenant after expiration or termination of this Lease without the written consent of Landlord, Tenant shall pay for the entire holdover period as liquidated damages, solely for such holding over, one hundred fifty percent (150%) of the Annual Basic Rent that would have been payable if the Lease had not so terminated or expired plus one hundred fifty percent (150%) of all Rent other than Annual Basic Rent (including, without limitation, Tenant's Operating Expense Share and Tenant's Tax Share) that would have been payable if this Lease had not so terminated or expired. Nothing in this Section 7.6(a) shall be construed as granting Tenant a right to retain possession of the Leased Premises, or as limiting Landlord's right to recover possession of the Leased Premises, after the expiration or termination of this Lease as to such Leased Premises.

     (b) Notwithstanding the provisions of Section 7.6(a), Tenant shall be permitted to holdover in the Leased Premises, or a portion thereof, for a period of time not to exceed sixty (60) days after the expiration of the Term (whether the Initial Term or the Term as renewed) if and only if: (1) Landlord has not already leased the portion of the Leased Premises in which Tenant is holding over, and (2) Tenant gives Landlord written notice of such intent to holdover within thirty (30) days prior to the expiration of the Term; such written notice shall specify the length of time Tenant intends to holdover and the portion of the Leased Premises in which Tenant intends to holdover. If Tenant elects to holdover pursuant to the preceding sentence, such holdover will be on an AS-IS basis except that the Annual Basic Rent shall be one-hundred twenty-five percent (125%) of the Annual Basic Rent applicable to such Leased Premises immediately prior to such holdover.

7.7 Subordination. Landlord represents and warrants to Tenant that as of the Commencement Date, there is no ground lease or other superior lease presently encumbering the Leased Premised, and no mortgage or deed of trust lien presently encumbering the Leased Premises. Landlord will provide to Tenant, within thirty
(30) days following the recording of a mortgage or deed of trust encumbering a Project (the holder thereof, or of a ground lease or other superior lease to which this Lease may hereafter be subject, being hereafter referred to as an "Interest Holder"), a non-disturbance agreement in the form attached hereto as Exhibit D or such other form as shall be reasonably satisfactory to Tenant and such Interest Holder, and such form in any event shall specifically include provisions that, in the case of a deed of trust or mortgage, in the event of any foreclosure or other enforcement under the mortgage or deed of trust, either by judicial proceeding or by power of sale, or if conveyance or transfer of the Project shall be made in lieu of foreclosure, or in the case of a lease, in the event of any termination of the lease for any reason (whether or not because of exercise by lessor of any right or remedy) or any enforcement of remedies by the lessor thereof (any such foreclosure or conveyance in lieu of foreclosure, and any such lease termination or enforcement of lease remedies, being herein referred to as "Enforcement"), then this Lease shall not be terminated as a result of such Enforcement, whether by operation of law or otherwise, but rather, notwithstanding such Enforcement, and the fact that this Lease is subordinate to the deed of trust mortgage or lease (as the case may be), this Lease

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shall continue in full force and effect as a binding lease agreement between
Owner and Tenant in accordance with its provisions, and the rights of Tenant under this Lease shall not be interfered with nor disturbed by any party owning the Project or any interest therein as a result of Enforcement, or such party's successors and assigns (any such owner, and its successors and assigns, being herein called "Owner"). However, nothing herein shall negate the right of Owner to exercise the rights and remedies of Landlord under this Lease, including, without limitation, the right to terminate this Lease as provided herein in the event of a default by Tenant under this Lease, and as to any default by Tenant under this Lease existing at the time of Enforcement, such Enforcement shall not operate to waive or abate any action initiated by Landlord under this Lease to terminate the same on account of such default. Tenant agrees to subordinate its interest under this Lease to any ground lease, mortgage or deed of trust lien hereafter placed on the Project; provided that as a condition to such subordination, the party to whose interest Tenant subordinates its interest hereunder shall execute and deliver to Tenant a subordination, non-disturbance and attornment agreement in the form attached as Exhibit D, or in another form otherwise meeting the requirements of this Section. Unless and until a subordination, non-disturbance and attornment agreement is entered into between Tenant and the applicable party, the holder of any ground or land lease that may now affect any of the Land or the holder of any mortgage or deed of trust that may now encumber the Project may elect at any time to cause their interests in the Land or the Project to be subordinate and junior to Tenant's interest under this Lease by filing an instrument in the real property records of the county in which the Building is located effecting such election and providing Tenant with notice of such election.

7.8 Estoppel Certificate. At the request of either Landlord or Tenant, the other party will execute within ten (10) business days from the date of receipt of the request, from time to time, an estoppel certificate substantially in the form attached hereto as Exhibit E or in such other form as may be reasonably requested by the requesting party; provided that any request submitted by Landlord requesting an estoppel certificate by Tenant shall be accompanied by an estoppel certificate executed by Landlord indicating whether or not there are any then existing defaults by Tenant under this Lease, and if so, describing said defaults. Tenant and any third party certifying, to the best of such party's knowledge and belief, to the facts (if true) described in such certificate.

7.9 Subsequent Documents. Any provision in this Lease for Tenant or Landlord to execute estoppel certificates, subordination, non-disturbance or attornment agreements or other documents pertaining to this Lease, is subject to the requirements that, except as provided in this Lease or otherwise agreed to, any such document must involve no diminution of Tenant's or Landlord's rights provided for in this Lease, no additional liability of Tenant or Landlord, and no cost or expense to Tenant or Landlord; and any estoppel certificate regarding Lease defaults or breaches shall be limited to the actual knowledge of the signing representative.

7.10 Interest Holder Privileges. In the event of any Landlord's Default, Tenant shall give written notice thereof to Landlord and to any Interest Holder whose address shall have been furnished to Tenant, such notice to be delivered to said Interest Holder at the same time notice is delivered to Landlord. Tenant shall offer such Interest Holder the same opportunity to cure the default as Landlord is entitled, and Tenant shall forbear in the exercise of any rights or remedies in the interim.

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                                  ARTICLE VIII
                 SUBLEASING, ASSIGNMENT, LIABILITY, AND CONSENTS

8.1 Sublease or Assignment by Tenant.

     (a) Tenant shall not (i) assign, convey or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease or any interest hereunder to any party other than to an Affiliate or corporate successor of Tenant or (ii) allow any lien to be placed upon Landlord's or Tenant's interest hereunder in and to the Leased Premises or the Projects or the estates or interests created by this Lease.

     (b) Subject to the provisions of this Section 8.1(b), Tenant may, at any time during the Term, sublease all or a portion of the Leased Premises; provided that any sublease for a term of longer than five (5) years, other than a sublease to an Affiliate or corporate successor of Tenant or to one or more of Tenant's vendors for the purpose of allowing such vendors to place their personnel on-site at Tenant's premises during the duration of the vendor/vendee relationship, shall be subject to and contingent upon Landlord's right of recapture as provided in this Section 8.1(b). If Tenant desires to sublet all or any portion of the Leased Premises to a person or entity other than an Affiliate, corporate successor or Tenant vendor for a term of longer than five
(5) years, Tenant shall notify Landlord in writing at least twenty (20) days prior to the date on which Tenant desires such sublease to become effective (hereinafter referred to in this Section 8.1(b) as the "Transfer Notice") of the
(i) economic terms of the proposed subletting, (ii) the identity of the proposed sublessee, (iii) the area proposed to be sublet (hereinafter referred to as the "Sublet Space"), and (iv) the use to be made by such sublessee of such Sublet Space. The Transfer Notice shall also state in all capital letters (or other prominent display), that Landlord shall be deemed to have declined to recapture the Sublet Space and to have approved the sublease if Landlord fails to respond within twenty (20) days after receipt thereof. If Landlord fails to respond to such Transfer Notice within twenty (20) days after receipt thereof, Landlord shall be deemed to have approved the proposed sublease as set forth in the Transfer Notice. Tenant agrees to use its reasonable efforts to promptly provide any additional information about a proposed sublease that is reasonably requested by Landlord. Tenant shall deliver a copy of any such sublease to Landlord promptly after its execution. If Tenant shall fail to consummate the sublease that was the subject of the Transfer Notice on the same terms as those set forth in the Transfer Notice within ninety (90) days following the date of the Transfer Notice, then Tenant shall be obligated to deliver to Landlord a further Transfer Notice in regard to the proposed sublease, and the process shall be repeated until the sublease shall be signed within the time and on the terms required, or Landlord shall elect to recapture the Sublet Space. If Landlord elects to recapture the Sublet Space, upon such recapture and Tenant's surrender and Landlord's acceptance of the Sublet Space, (i) Tenant shall be released from its obligations under this Lease for the remainder of the Term of this Lease as they relate to the recaptured Sublet Space only, including, without limitation, Tenant's obligation to pay Annual Basic Rent and Tenant's Operating Expense Share and Tenant's Tax Share as they relate to the recaptured Sublet Space only, and (ii) Landlord shall pay all leasing commissions, tenant improvement allowances and other costs associated with releasing the recaptured Sublet Space and all costs associated with demising the recaptured Sublet Space for separate occupancy. No release of Tenant from its obligations under this Lease as they relate to Sublet Space recaptured by Landlord as aforesaid

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shall be deemed an exercise by Tenant of any Contraction Rights granted to
Tenant pursuant to Article XI.

     (c) Anything in this Lease contained to the contrary notwithstanding, Tenant shall not have the right to sublease all of any portion of the Leased Premises to an organization or person enjoying sovereign or diplomatic immunity, a medical or dental practice that will attract a volume, frequency or type of visitor or employee to the Building which is not consistent with the standards of a high quality office building or that will impose an excessive demand on or use of the facilities or services of the Building.

     (d) Each sublessee must fully observe all covenants of this Lease applicable to the Sublet Space, and no consent by Landlord to a sublease shall be deemed in any manner to be a consent to a use not permitted under this Lease. During the occurrence of an Event of Default by Tenant hereunder, Landlord may collect subrentals directly from a sublessee of the Sublet Space.

     (e) Notwithstanding the giving by Landlord of its consent or approval to any subletting, assignment or occupancy as provided in this Section 8.1 or any language contained in such lease, sublease or assignment to the contrary, except to the extent this Lease or any obligation or liability of Tenant hereunder is expressly terminated or released in writing by Landlord, Tenant shall not be relieved of any of Tenant's obligations or covenants under this Lease and Tenant shall remain fully liable hereunder.

     (f) Any attempted assignment, sublease or other transfer by Tenant in violation of the terms and covenants hereof shall be void and shall be a breach under Section 7.1(a)(iii), with respect to which, however, no grace period shall apply. Any consent or approval by Landlord to a particular assignment, sublease or other transfer shall not constitute Landlord's consent or approval to any other or subsequent assignment, sublease or other transfer, and any proposed assignment, sublease or other transfer by an assignee, sublessee or transferee of Tenant or any other assignee, sublessee or transferee shall be subject to the provisions hereof as if it were a proposed assignment, sublease or other transfer by Tenant.

     (g) Tenant agrees to reimburse Landlord for reasonable legal fees and costs incurred by Landlord in connection with Landlord's consideration of any request by Tenant for a Subtenant Non-Disturbance Agreement in connection with a Cost Approved Sublease, it being understood that, if the sublease does not satisfy the criteria for a Cost Approved Sublease, Landlord may grant or withhold its approval of the Subtenant Non-Disturbance Agreement in Landlord's sole discretion.

     (h) If (i) Landlord declines its right of recapture and Tenant thereafter enters into a sublease that satisfies mutually acceptable criteria theretofore established by Landlord and Tenant or (ii) Tenant obtains Landlord's prior written approval of the particular sublease, including without limitation, the term, the subtenant, the subrent, the sublease improvement allowances and other material economic and non-economic terms of the sublease before Tenant enters into the sublease with the third party subtenant (a subtenant who is neither an Affiliate, corporate successor of Tenant nor a Tenant vendor); it being understood that, if the sublease does not satisfy the mutually approved criteria, Landlord may grant or withhold its approval of the sublease for purposes of this cost reimbursement in Landlord's sole discretion (any such

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sublease, a "Cost Approved Sublease"), then Landlord shall reimburse Tenant for the unamortized balance (computed without interest on a straight line basis over the basic term of the Cost Approved Sublease, excluding renewals) of the actual, documented leasing commissions and subtenant improvement expenditures made by Tenant in connection with delivering the Sublet Space to the subtenant pursuant to the Cost Approved Sublease, calculated and payable as of the date Tenant surrenders possession of the subject Sublet Space to Landlord. If so requested by Landlord, Tenant shall deliver to Landlord, a statement in reasonable detail itemizing Tenant's sublease improvement expenditures to the Sublet Space and such other and further information and documentation regarding the Cost Approved Sublease as Landlord shall reasonably request.

     (i) Any provision of the Lease to the contrary notwithstanding, the rights granted to Tenant pursuant to provisions of Section 1.4 (Options to Renew),
Section 3.4 (Building Identity; Signage; Exclusivity), Article IX (Purchase and
Sale), Article X (Expansion Rights) and Article XI (Contraction Rights) are personal to the herein named Tenant and any corporate successor or permitted assignee of this Lease and such rights may not be assigned or subleased to, or exercised by, any other person or entity, it being understood that no assignment of this Lease or subletting of all or a portion of the Leased Premises shall cancel or void any of the aforesaid rights as they pertain to the herein named Tenant and any corporate successor permitted assignee of this Lease. Tenant shall furnish to Landlord copies of any and all subleases executed by Tenant within ten (10) business days following the date such sublease is by its terms effective and whether such sublease is a Cost Approved Sublease and, if so, Tenant's sublease improvement expenditures incurred in connection therewith. All subleases shall by their terms be subject and subordinate to this Lease as amended from time to time.

     (j) In any instance in which Landlord shall have the right of recapture but Tenant shall, in violation of Section 8.1(b), sublease Sublet Space without first offering the same to Landlord, then without limitation of Landlord's rights, Landlord shall have the continuing right of recapture pursuant to
Section 8.1(b) upon learning of such sublease and so advising Tenant; the twenty
(20) day response period reserved to Landlord under Section 8.1(b) being deemed tolled until the date Tenant delivers a Transfer Notice in respect of the Sublet Space and shall run for a period of twenty (20) days thereafter. If Tenant shall have subleased the Sublet Space at a profit (after deduction of Tenant's reasonable, documented costs of subleasing) and Landlord thereafter elects to recapture, then Tenant shall be obliged to compensate Landlord, upon Landlord's demand, in the full amount of such profit from the inception of such sublease to the date of recapture. Except as provided in this Section 8.1(j), Tenant shall retain any and all profits on subleasing.

8.2 Assignment by Landlord. At any time after the Commencement Date, but subject to the provisions of Section 9.3, Landlord shall have the right to transfer, assign or convey, in whole or in part, the Projects of which the Leased Premises are a part, or any portion or portions thereof, and any and all of its rights under this Lease, and in the event Landlord transfers, assigns, or conveys its rights and obligations under this Lease, Landlord shall thereby be released from any future obligations hereunder and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such future obligations to the extent such successor in interest has, by written instrument of which a copy has been delivered to Tenant, assumed all of the liabilities and obligations of its predecessor in interest under this Lease accruing from and after the date of

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such transfer, assignment or conveyance; the foregoing provision shall not release the transferring Landlord from any obligation or liability which has not been assumed by such successor in interest of Landlord. Except for such release of the prior Landlord, in no event shall any transfer, assignment or conveyance affect or otherwise impair the rights of Tenant to accrued self-help, abatement or other rights and remedies of Tenant hereunder arising out of any breach of an express warranty or representation of any Landlord contained in this Lease, the failure of any Landlord to perform any covenant of Landlord under this Lease or otherwise arising out of this Lease. Notwithstanding any other provision of this Lease, except as expressly provided in Sections 9.3, no transfer, assignment or conveyance of interest of the transferring Landlord in all or any part of the Project or the Land shall release or reduce, or prejudice Tenant's rights against the transferring Landlord with respect to, any liabilities or obligations of Landlord which accrued, or relate to any period of time, prior to the date of such transfer, assignment or conveyance.

                                   ARTICLE IX
                                PURCHASE AND SALE

9.1 Tenant's Right of First Refusal to Purchase. If at any time during the Initial Term of this Lease, Landlord shall receive a bona fide offer (a "Third Party Offer") from a third party (other than a purchaser making a bid at any sale incidental to the exercise of any remedy provided for in any mortgage encumbering a Building or a Project, or a proposed transaction with an Affiliate of Landlord) to purchase a Major Property, which Third Party Offer is in all respects acceptable to Landlord, and if at the time Landlord receives such Third Party Offer, no Event of Default has occurred hereunder and shall be continuing and the herein named Tenant, or its Affiliates, shall remain in possession of at least thirty-five percent (35%) of the Net Rentable Area of such Major Property, then Landlord shall notify Tenant of such Third Party Offer. If both of the conditions enumerated in the previous sentence shall be satisfied, Landlord shall notify Tenant of such Third Party Offer and for a period of twenty (20) days after such notice is sent by Landlord, Tenant shall have the exclusive right to accept Landlord's offer to purchase Landlord's interest in the Major Property upon the terms and conditions set forth in the Third Party Offer. Tenant shall exercise such right of first refusal, if at all, by delivering its written purchase offer to Landlord within said twenty (20) days after the date of Landlord's notice. Such purchase shall occur not later than sixty (60) days following Tenant's acceptance of Landlord's offer. On the date of such purchase, Landlord shall convey and assign to Tenant, or its designee, Landlord's interest in the Major Property in consideration of payment of the sale price therefor, in accordance and upon compliance with the terms and conditions of the Third Party Offer, and this Lease shall terminate with respect to the Leased Premises located in the Major Property conveyed to Tenant. If Tenant fails to accept Landlord's offer within such twenty (20) day period, then Landlord shall be free to sell the Major Property for a period of nine (9) months thereafter on the same economic terms and conditions (or on different terms more favorable to Landlord, as seller) without offering the Major Property to Tenant. If Landlord does not convey its interest in the Major Property within such nine (9) month period, then Tenant's rights pursuant to this paragraph shall be reinstated. In no event shall the right of first refusal provided in this Section 9.1 apply to any foreclosure of any Project or the delivery of any deed-in-lieu of foreclosure and such right of first refusal shall terminate and be of no further force or effect upon and following a foreclosure or the delivery of a deed-in-lieu of foreclosure.

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9.2 Right of First Offer on Sale.

     (a) During the Initial Term, with respect to all Projects that are not Major Properties, and during each and any Renewal Term, with respect to all Projects for which Tenant shall have renewed the term hereof in accordance with the provisions of Section 1.4 of this Lease (as applicable, a "ROFO Eligible Property"), so long as no Event of Default shall have occurred hereunder and be continuing, and for so long as the herein named Tenant, or its Affiliates, shall remain in possession of at least thirty-five percent (35%) of the Net Rentable Area of such ROFO Eligible Property (together, the "ROFO Eligible Conditions"), Tenant shall have the right of first offer to purchase such Projects should Landlord determine to sell such ROFO Eligible Property, as more fully provided below. In no event shall the right of first offer provided in this Section 9.2 apply to any foreclosure of any Project or the delivery of any deed-in-lieu of foreclosure and such right of first offer shall terminate and be of no further force or effect upon and following a foreclosure or the delivery of a deed-in-lieu of foreclosure.

     (b) For so long as the ROFO Eligible Conditions persist, Landlord shall notice Tenant as to the offer price as well as other economic terms upon which Landlord wishes to sell the ROFO Eligible Property, specifying the last date upon which Landlord will agree to make settlement on such sale. Tenant shall have thirty (30) days following Landlord's delivery of such notice within which to respond to such notice. If Tenant does not accept Landlord's offer within such thirty (30) day period, Tenant's rights under this Section shall lapse and Landlord shall thereafter be free to market and sell the ROFO Eligible Property upon the same economic terms and for the price stated in the offer for a period of nine (9) months; provided that if Landlord fails to execute a definitive agreement to sell the ROFO Eligible Property within nine (9) months following the date of Landlord's original notice to Tenant or, within such nine (9) month period, Landlord desires to sell the ROFO Eligible Property for a purchase price or on economic conditions that are less than the offer price and conditions previously identified to Tenant, Landlord shall re-offer the ROFO Eligible Property to Tenant as set forth above.

9.3 Separate Lease. If Landlord conveys a Project to a party that is not an Affiliate of Landlord after complying with the provisions of Sections 9.1 and 9.2, to the extent that the same are applicable, if so requested in writing by Landlord, Tenant, as tenant, shall execute a Separate Lease with the new owner of the Project, as landlord, which Separate Lease shall relate solely to the conveyed Project and shall (i) be for the same Term, including Renewal Terms, as would otherwise pertain under this Lease (any such Separate Lease, a "Continuing Term Separate Lease") or, at Landlord's election, but subject to disapproval by Tenant in Tenant's sole discretion, an initial term of five (5) years, with renewal terms of five (5) years each through the Expiration Date (any such Separate Lease, a "Five Year Term Separate Lease"), (ii) be for the same Annual Basic Rent, Excess Basic Rent, if any, and Additional Rent as would otherwise be payable under this Lease (regardless of whether the Separate Lease is a Continuing Term Separate Lease or a Five Year Term Separate Lease) and (iii) otherwise be on all of the same terms and conditions as set forth in this Lease, except that (A) if the Vacate Premises are located in a Project that is subject to a Continuing Term Separate Lease, Tenant shall exercise the Contraction Rights granted to Tenant under Article XI by entering into a Contraction Assignment (if the Vacate Premises constitutes all of the Leased Premises at the Project) or a Contraction Sublease (if the Vacate Premises constitutes a portion, but less than all, of the Leased Premises at the Project) with FSG or, at FSG's election, an Affiliate of FSG and (B)

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Tenant shall have no Contraction Rights under Article XI for any Projects subject to Five Year Term Separate Leases. Immediately upon the execution of a Separate Lease for a Project by the new owner of the Project and Tenant, this Lease shall terminate with respect to such Project and the Separate Lease shall in all aspects be controlling, except for FSG's obligation to enter into a Contraction Assignment or a Contraction Sublease, as applicable, to effectuate Tenant's exercise of Contraction Rights for any Project subject to Continuing Term Separate Leases, which obligation of FSG shall continue so long as Tenant continues to have Contraction Rights under this Lease.

                                    ARTICLE X
                                EXPANSION RIGHTS

10.1 Tenant Expansion Notices. Tenant shall have the right, from time to time during the Term of this Lease (but not more frequently than one time every ninety (90) days), to notify Landlord (any such notice, a "Tenant Expansion Notice") of Tenant's desire or potential desire to (a) lease additional space, if available, in one or more Projects and/or (b) lease additional space, if available, in geographic areas identified by Tenant in properties not subject to this Lease, and to request that Landlord advise Tenant of all the space within the Projects identified by Tenant and, if applicable, any properties that may be owned by Landlord or another wholly owned Affiliate of FSG in the geographic areas identified by Tenant (any such other property, an "Affiliate Owned Property") that is then available for leasing or which is scheduled to become available for leasing within the next eighteen (18) months. Notwithstanding the foregoing, in no event shall any breach or default by Landlord or any Affiliate of FSG with respect to any Affiliate Owned Property constitute a Landlord Default or provide Tenant with the right to pursue any recourse or remedy against Landlord pursuant to this Lease or otherwise, other than the right to make a draw under the Landlord Letter of Credit pursuant to Section 13.2. Tenant Expansion Notices shall identify (a) the Project or Projects that Tenant desires to lease additional space in and/or, at Tenant's election, Tenant's geographic requirements for Affiliate Owned Property, (b) the approximate Net Rentable Area of the expansion space desired by Tenant, (c) the date by which Tenant desires to occupy the expansion space and (d) whether Tenant is committing, in advance of receiving the Landlord Expansion Response, to lease the space identified in the Tenant Expansion Notice if and when available (any such space, "Pre-Committed Space"), subject to Tenant's acceptance of Landlord's determination of the Fair Market Rental Value of such Pre-Committed Space. Tenant Expansion Notices may also include, or be combined with, Contraction Rights Exercise Notices as provided in Article XI.

10.2 Landlord Expansion Response. Landlord shall, within fifteen (15) days following Landlord's receipt of a Tenant Expansion Notice, respond to Tenant's inquiry (any such response, a "Landlord Expansion Response") by advising Tenant of (a) the location, approximate Net Rentable Area and configuration of any and all potential expansion space that is then available or, within the next eighteen (18) months, will become available for leasing in the Projects and/or any Affiliate Owned Properties identified by Tenant in the Tenant Expansion Notice, (b) the date by which Landlord anticipates that the potential expansion spaces will become available and (c) Landlord's opinion of the Fair Market Rental Value of the available potential expansion space. If no potential expansion space that satisfies Tenant's criteria is available, the Landlord Expansion Response shall so state.

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10.3 Expansion Space Leases. Subject to the limitations expressed in Section
10.5, Tenant shall have the right and option ("Expansion Rights") to lease all or a portion of the available space identified in the Landlord Expansion Response as either Coterminous Expansion Space or Short Term Expansion Space, as Tenant may elect, on the following terms and conditions; provided that all Expansion Space leased (a) during any Renewal Term and (b) in any Affiliate Owned Property shall, regardless of Tenant's election, be regarded as Short Term Expansion Space. Tenant shall exercise an Expansion Right by written reply to a Landlord Expansion Response (any such timely reply, an "Expansion Space Acceptance"), which shall specify, with particularity, (a) the location, approximate Net Rentable Area and configuration of the space described in the Landlord Expansion Response that Tenant desires to lease, (b) whether Tenant desires to lease such space for a term that is coterminous with the Term of this Lease ("Coterminous Expansion Space") or for a term of five (5) years, plus renewals ("Short Term Expansion Space"), and (c) whether Tenant agrees with Landlord's opinion of the Fair Market Value of the space that Tenant desires to lease or if Tenant desires to have the same determined by appraisal as provided in Sections 1.4(d) and (e). All space for which Tenant timely exercises an Expansion Right, either as Coterminous Expansion Space or Short Term Expansion Space, shall be referred to as "Expansion Space".

     (a) Except for Tenant's obligation to pay Excess Basic Rent, if any, for Coterminous Expansion Space to the extent provided in Section 10.4, Coterminous Expansion Space shall be added as Leased Premises under this Lease on the same terms and conditions as apply to all other Leased Premises (except Short Term Expansion Space) as then demised hereunder, so that (i) the Annual Basic Rent payable for the Coterminous Expansion Space be the same as the Annual Base Rent payable for all other Leased Premises (except Short Term Expansion Space), calculated as the Net Rentable Area of the Coterminous Expansion Space multiplied by the Annual Basic Rent Factor and (ii) the Term of this Lease with respect to the Coterminous Expansion Space shall be coterminous with the Term of this Lease for all other Leased Premises (except Short Term Expansion Space) in the Project in which the Coterminous Expansion Space are located, including any Renewal Terms, as Tenant may elect. For each square foot of Net Rentable Area of Coterminous Expansion Space added to the Leased Premises by Tenant, Tenant shall receive and be permitted to exercise Relocation Rights as provided in Article XI on Vacate Premises containing up to the same Net Rentable Area; provided that Relocation Rights created by adding any particular Coterminous Expansion Space may only be exercised, if at all, by Tenant's delivering a Contraction Rights Exercise Notice to Landlord during the eighteen (18) month period following the date on which such Coterminous Expansion Space was added to the Leased Premises and Tenant began paying Rent thereon (such period for each Coterminous Expansion Space, as applicable, the "Relocation Rights Exercise Period").

     (b) Short Term Expansion Space shall be added as Leased Premises under this Lease on the same terms and conditions as apply to all other Leased Premises as then demised hereunder, except that (i) the Annual Basic Rent payable for the Short Term Expansion Space shall be the Fair Market Rental Value of the Short Term Expansion Space, determined by appraisal as provided in Sections 1.4(d) and
(e), (ii) the Term of this Lease with respect to the Short Term Expansion Space shall be the lesser of (A) five (5) years or (B) the then remaining balance of the Term for the remainder of the Leased Premises in the Project in which the Short Term Expansion Space are located, (iii) Tenant shall have the right, exercisable by written notice to Landlord not less than twelve (12) months prior to the expiration of the then current Term for

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the Short Term Expansion Space, to renew the Term for the Short Term Expansion
Space for one or more periods, as Tenant may elect, each equal to the lesser of
(A) five (5) years or (B) the then remaining balance of the Term for the remainder of the Leased Premises in the Project in which the Short Term Expansion Space are located, (iv) the Annual Basic Rent payable in respect of the Short Term Expansion Space during any renewal Term shall be the Fair Market Rental Value of the Short Term Expansion Space, determined as of the date of Tenant's renewal notice by appraisal as provided in Sections 1.4(d) and (e) and
(v) Tenant shall not be permitted to exercise Contraction Rights with respect to any Short term Expansion Space.

     (c) Tenant shall accept all Expansion Space in its "AS - IS" condition, and Rent for all Expansion Space shall commence on the earlier of (i) the date Tenant commences business operation in such Expansion Space or (ii) ninety (90) days following the date on which Landlord delivers such Expansion Space to Tenant free from the rights of other tenants and occupants. Tenant shall pay all costs incident to Tenant's relocation to, moving into and making the Expansion Premises ready for Tenant's use and occupancy, which tenant improvement work shall be performed by Tenant in conformity with the provisions of Section 5.2.

     (d) Promptly following Tenant's timely exercise of an Expansion Right, Landlord and Tenant shall amend the Lease Supplement for the Project in which the Expansion Space are located and Exhibit A to this Lease to reflect the addition of the Expansion Space to the Leased Premises and to confirm the terms thereof, including the Net Rentable Area of the Expansion Space, the Annual Basic Rent payable in connection therewith, the Term of Expansion Space, the change to Tenant's Occupancy Percentage resulting from the addition of the Expansion Space and the Fair Market Rental Value of any Coterminous Expansion Space for purposes of calculating Excess Basic Rent, if any, determined by appraisal as provided in Sections 1.4(d) and (e). If the Expansion Space is located in an Affiliate Owned Property, FSG shall cause the Affiliate that owns such property to enter into a separate lease for the Expansion Space with Tenant on the terms and conditions herein set forth and, to the extent applicable, substantially in the form of this Lease.

     (e) Tenant's right to lease less than all of the space identified in the Landlord Expansion Response shall be qualified by the requirement that, if Tenant desires to lease less than full floor in a Building, any available space on such partial floor that is not leased by Tenant must have a size and configuration, as reasonably agreed by Landlord and Tenant, that makes it readily leaseable to third party tenants.

10.4 Excess Basic Rent; Recalculation of Termination Rights. Promptly following the expiration of the Relocation Rights Exercise Period for each Coterminous Expansion Space, Landlord shall determine whether Tenant has exercised, in whole or in part, the Relocation Rights created by adding such Coterminous Expansion Space to the Leased Premises and, if so, the Net Rentable Area of the Vacate Premises so terminated. If the aggregate Net Rentable Area of the Vacate Premises terminated from this Lease as a result of Tenant's exercise of the Relocation Rights created by a particular Coterminous Expansion Space is less than the Net Rentable Area of such Coterminous Expansion Space (the Net Rentable Area of any such deficiency, the "Unused Relocation Rights Area"), and if the Fair Market Rental Value of such Coterminous Expansion Space (determined as provided in Section 10.3 and calculated on a cost per Net Rentable Area basis) is greater than the Annual Basic Rent Factor at the time such

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Coterminous Expansion Space is added to the Leased Premises (the amount of any such excess, expressed in cost per Net Rentable Area, the "FMRV Increment"), Tenant shall pay Landlord additional basic rent ("Excess Basic Rent") during the Initial Term of this Lease for such Coterminous Expansion Space, calculated as the Unused Relocation Rights Area for such Coterminous Expansion Space multiplied by the FMRV Increment for such Coterminous Expansion Space. The Excess Basic Rent payable by Tenant during the Relocation Rights Exercise Period for each Coterminous Expansion Space shall be payable, lump sum in arrears, at the time Landlord determines that Excess Basic Rent is payable with respect to such Coterminous Expansion Space. Thereafter, and continuing during the remainder of the Initial Term, Excess Basic Rent shall be payable monthly, in advance, at the same time that Annual Basic Rent is payable. Any Excess Basic Rent payable by Tenant shall be increased by one and one-half percent (1.5%) at the beginning of, as applicable, the sixth, eleventh and sixteenth Lease Years; provided that the increase following any period of less than five (5) years shall be pro rata. In the event Tenant is required to pay Excess Basic Rent with respect to any Coterminous Expansion Space as herein provided, effective as of the expiration of the Relocation Rights Exercise Period for such Coterminous Expansion Space, Tenant's aggregate Termination Rights as described in Section
11.4 shall be increased by an amount equal to the Unused Relocation Rights for such Coterminous Expansion Rights multiplied by six percent (6%), with such product multiplied by a fraction, the numerator of which is the Lease Year in which the Relocation Rights Exercise Period for such Coterminous Expansion Space commenced and the denominator of which is twenty (20).

10.5 Subordination of Expansion Space Rights. Anything herein contained to the contrary notwithstanding, Tenant's Expansion Rights as provided in this Article X are and shall be subordinate to any rights heretofore or hereafter granted to any other party with respect to space in any and all Projects and Affiliate Owned Property. Landlord and the owners of Affiliate Owned Property may, at their discretions, lease available space in any and all Projects and Affiliate Owned Property to any other party on such terms and conditions as they shall determine, at any time, including, without limitation, after Landlord's delivery of a Landlord Expansion Response, but before Landlord's receipt of an Expansion Space Acceptance with respect to any Expansion Space. Landlord and the owners of Affiliate Owned Property may choose to use any space that is or about to become vacant within any Project or Affiliate Owned Property for marketing or property management purposes, without notifying or offering such space to Tenant, or giving rise to any right of Tenant hereunder. Nothing contained in this Article X is intended, nor may anything herein be relied upon by Tenant, as a representation by Landlord or any other party as to the availability of expansion space within any Project or Affiliate Owned Property at any time, and neither Landlord nor the owner of Affiliate Owned Property shall be obligated to lease any space identified as available on any Landlord Expansion Response to Tenant unless, at the time Landlord receives an Expansion Space Acceptance, Landlord or such owner shall not have entered into a letter of intent or a lease agreement with respect to the Expansion Space that is covered by the Expansion Space Acceptance. Notwithstanding the foregoing, Landlord shall not enter into a lease or letter of intent for any space identified in a Tenant Expansion Notice as Pre-Committed Space for a period of thirty (30) days following Landlord's receipt of the Tenant Expansion Notice identifying such Pre-Committed Space.

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10.6 Duration. Tenant's Expansion Rights under this Article X shall continue throughout the Term until there are fewer than twelve (12) months then remaining in the Term and Tenant has not exercised any then available Renewal Option. Notwithstanding the foregoing, Landlord shall cause all Separate Leases to include Expansion Rights upon substantially the same the terms and conditions as are set forth in this Article X; provided that Expansion Rights in a Separate Lease shall be limited to leasing available space in the Project subject to such Separate Lease (and not in any other Project or Affiliate Owned Property) and Five Year Term Separate Leases shall only grant Tenant the right and option to lease Short Term Expansion Space.

10.7 Disputes. Landlord and Tenant shall endeavor to resolve, in good faith, any disagreement arising as a result of Tenant's exercise of Expansion Rights under this Article X, failing which such disagreement shall be resolved in accordance with Article XII; provided that no disagreement between Landlord and Tenant regarding the contents of Tenant's Expansion Space Acceptance shall render any otherwise effective Expansion Space Acceptance ineffective.

                                   ARTICLE XI
                               CONTRACTION RIGHTS

11.1 Contraction Rights. Subject to the terms and conditions of this Article XI, during the Initial Term of this Lease (but not during any Renewal Terms), Tenant shall have the right and option ("Contraction Rights") to terminate this Lease from time to time with respect to portions of the Leased Premises (excluding any Short Term Expansion Space) and/or to terminate a Continuing Term Separate Lease with respect to portions of the premises leased under such Continuing Term Separate Lease (excluding any Short Term Expansion Space), as Tenant may elect, either by exercise of Relocation Rights or Termination Rights on the following terms and conditions.

11.2 Contraction Rights Exercise Notice. Tenant shall exercise a Contraction Right by written notice to Landlord (any such notice, a "Contraction Rights Exercise Notice"), which shall specify, with particularity, (a) the location, approximate Net Rentable Area and configuration of the portions of the Leased Premises (excluding any Short Term Expansion Space) and/or portions of the premises leased under Continuing Term Separate Leases (excluding any Short Term Expansion Space) that Tenant desires to vacate and to terminate this Lease and/or a Continuing Term Separate Lease with respect to (such space, the "Vacate Premises"), (b) the approximate date on which Tenant shall vacate and surrender possession of the Vacate Premises to Landlord, which date shall be no earlier than six (6) months following the date of Tenant's Contraction Rights Exercise Notice, (c) whether Tenant desires to exercise its Contraction Rights for the Vacate Premises as a Relocation Right or a Termination Right or a combination thereof (and, if a combination, the Net Rentable Areas covered by each such form of Contraction Right) and (d) Tenant's determination of the reduction in Rent payable under this Lease and/or Continuing Term Separate Leases that will result from Tenant's desired surrender of the Vacate Premises. If Tenant's Contraction Rights Exercise Notice indicates that Tenant desires to exercise a Relocation Right and, on the date of the Contraction Rights Exercise Notice, Tenant does not have available Relocation Rights sufficient to cover the Net Rentable Area of the Vacate Premises to be terminated by Relocation Rights, Tenant's Contraction Rights Exercise Notice shall nevertheless be effective as to the entire Vacate Premises identified therein and Tenant shall vacate and surrender possession of such entire Vacate Premises to Landlord, but, on

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the Vacate Premises Surrender Date, Tenant's obligation to pay Rent on the
Vacate Premises shall terminate as provided in Section 11.5 only as to the number of square feet of Net Rentable Area that Tenant has available Relocation Rights to cover and Tenant shall continue to pay Rent on (but, after the Vacate Premises Surrender Date, shall not have any possessory rights in) the excess portion of the Vacate Premises until the earlier of the date on which (i) Tenant generates the necessary Relocation Rights by adding sufficient additional Coterminous Expansion Space to the Leased Premises and beginning to pay Rent thereon or (ii) Tenant notifies Landlord in writing that Tenant desires to exercise available Termination Rights on the excess Vacate Premises. The approximate Net Rentable Area of the Vacate Premises shall be as identified by Tenant in Tenant's Contraction Rights Exercise Notice, subject to final measurement by Landlord in conformity with the Measurement Standard. Tenant may exercise available Contraction Rights on whole or partial floors at any Project, as Tenant may elect; provided that if Tenant elects to exercise Contraction Rights on less than full floor in a Building, any such partial floor Vacate Premises shall have a size and configuration, as reasonably agreed by Landlord and Tenant, that makes it readily leaseable to third party tenants.

11.3 Relocation Rights. Subject to the terms and conditions of this Article XI, during the Initial Term of this Lease (but not during any Renewal Terms), Tenant shall have the right from time to time to exercise Contraction Rights by surrendering to Landlord Vacate Premises containing the same Net Rentable Area as the Net Rentable Area of Coterminous Expansion Space added to the Leased Premises by Tenant (such rights, "Relocation Rights"); provided that Tenant shall only be permitted to exercise Relocation Rights during the Relocation Rights Exercise Period for the Coterminous Expansion Space that created the applicable Relocation Rights.

11.4 Termination Rights. Subject to the provisions of Sections 1.7(e) and 10.4, and as provided in the definition of "Net Rentable Area", Tenant shall also have the right, exercisable at any time after the expiration of the sixth month of the fourth Lease Year and prior to the expiration of the Initial Term, to exercise Contraction Rights by surrendering to Landlord Vacate Premises containing up to 312,669 square feet of Net Rentable Area, in the aggregate (such rights, "Termination Rights"); provided that (a) until the expiration of the sixth month of the fourth Lease Year, Tenant may not exercise any Termination Rights, (b) prior to the expiration of the sixth month of the ninth Lease Year, Tenant shall only be permitted to exercise Termination Rights by sending Contraction Rights Exercise Notices to Landlord on Vacate Premises containing Net Rentable Area of up to 104,223 square feet, in the aggregate, and
(c) prior to the expiration of the sixth month of the fourteenth Lease Year, Tenant shall only be permitted to exercise Termination Rights by sending Contraction Rights Exercise Notices to Landlord on Vacate Premises containing Net Rentable Area of up to 208,446 square feet, in the aggregate.

11.5 Vacate Premises Rent. Annual Basic Rent, Excess Basic Rent, if any, and Additional Rent for the Vacate Premises shall continue to be due and payable until the later of (a) six (6) months following the date of Tenant's Contraction Rights Exercise Notice for such Vacate Premises or (b) the date on which Tenant shall vacate and surrender possession of the Vacate Premises to Landlord as provided in Section 4.1 (the later such date, the "Vacate Premises Surrender Date"). Tenant shall bear all costs and expenses incident to vacating and surrendering the Vacate Premises in the condition required by this Article XI. Promptly following the Vacate

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Premises Surrender Date, Landlord and Tenant shall amend the Lease Supplement for the Project in which the Vacate Premises are located and Exhibit A to this Lease to reflect the termination of the Vacate Premises from the Leased Premises and to confirm the terms thereof, including the reduction in the Net Rentable Area of the Leased Premises, the reduction in Annual Basic Rent and the change to Tenant's Occupancy Percentage at the Vacate Premises.

11.6 Surrender; Vacate Premises Demising Work. Tenant shall remove all of Tenant's personal property from the Vacate Premises on or before the Vacate Premises Surrender Date. In the event Tenant fails to remove its personal property from the Release Premises by such date, Landlord shall have the right to remove and dispose of the same at Tenant's expense. Tenant shall deliver the Vacate Premises to Landlord in the condition as it was required to be maintained by Tenant under this Lease, reasonable wear and tear and Demising Work, if any, excepted, and subject to the provisions of Section 5.3 and Article VI. Any failure by Tenant to vacate and surrender possession of the Vacate Premises in conformity with the requirements of this Article XI prior to expiration of the Vacate Premises Surrender Date shall entitle Landlord to exercise the rights and remedies expressed in Section 7.6. As expeditiously as possible following the Vacate Premises Surrender Date, Tenant shall perform, at Tenant's sole cost and expense, any Demising Work required at the Project in which the Vacate Premises are located as provided in Section 5.7. If Tenant fails to expeditiously commence and complete any Demising Work or if Landlord needs to accelerate completion of all or a portion of the Demising Work at a Project to accommodate Landlord's leasing of space to third party tenants, Landlord shall have the right, but not the obligation, to complete, at Tenant's sole cost and expense, all or a portion of the unfinished Demising Work.

11.7 Duration. Any Contraction Rights under this Article XI, including Relocation Rights and Termination Rights, that remain unexercised on the last day of the Initial Term shall automatically, and without further action of Landlord or Tenant, become null and void, and Tenant shall have no Contraction Rights during any Renewal Term. Relocation Rights created by adding any particular Coterminous Expansion Space may only be exercised, if at all, during the Relocation Rights Exercise Period for such Coterminous Expansion Space.

11.8 Disputes. Landlord and Tenant shall endeavor to resolve, in good faith, any disagreement arising as a result of Tenant's exercise of Contraction Rights under this Article XI, failing which such disagreement shall be resolved in accordance with Article XII; provided that no disagreement between Landlord and Tenant regarding the contents of Tenant's Contraction Rights Exercise Notice shall render any otherwise effective Contraction Rights Exercise Notice ineffective.

                                   ARTICLE XII
                               DISPUTE RESOLUTION

12.1 Approval Procedure; Dispute Resolution.

     (a) When the approval or consent by either Landlord or Tenant is required hereunder and such approval or consent may not be expressly withheld in such party's sole discretion, the parties shall proceed as follows:

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          (i) The party requesting the approval or consent (the "Requesting
     Party") shall submit a written request for approval or consent together with such information and supporting documentation as is reasonably required to evaluate the request to the other party (the "Responding Party").

          (ii) Unless a specific time period for the Responding Party's response is provided for in this Lease (in which case, such specific time period shall control), the Responding Party shall have ten (10) days to (A) approve in writing the request as submitted, (B) approve in writing the request with conditions, (C) deny in writing the request, or (D) respond with a written schedule of additional information and/or documentation to be submitted by the Requesting Party. If the Responding Party fails to timely provide any of the above responses, the approval or consent shall be deemed to be given as requested.

          (iii) If the Responding Party requests additional information and/or documentation, then within five (5) days after the Requesting Party delivers same to the Responding Party, the Responding Party shall again respond as set forth in clause (ii) above. If the Responding Party fails to timely respond as set forth in clause (ii) above, the approval or consent shall be deemed to be given as requested.

          (iv) All approvals, denials, and requests for additional documentation or information, when given, shall be in writing.

12.2 Dispute Resolution. The parties hereby agree to attempt to resolve all disputes and controversies arising out of or in connection with this Lease or its interpretation, performance or breach, promptly, equitably and in a good faith manner, through discussions and negotiations, but failing same, the parties shall proceed as follows:

     (a) Upon the occurrence of any controversy or dispute arising out of or relating to this Lease, or its interpretation, performance or breaches, which the parties have not been able to resolve in the ordinary course through discussions and negotiations within a period of thirty (30) days after the dispute or disagreement arises, each party shall appoint a senior officer of its management, fully authorized to settle the dispute or disagreement, to meet at a mutually agreed time and place not later than twenty (20) days after such appointment, to resolve such dispute or disagreement. Should a resolution of such dispute or disagreement not be obtained within fifteen (15) days after a meeting of such senior officers for such purpose, either party may then, by written notice to the other, submit the controversy or dispute to arbitration in, on an alternating basis, Philadelphia, Pennsylvania or Charlotte, North Carolina (or in such other cities as Landlord and Tenant shall elect, on an alternating basis). The arbitration shall be conducted under the auspices of JAMS or its successor. The arbitration shall be initiated by a party by sending notice (the "Arbitration Notice") of a demand to arbitrate by registered or certified mail to the other party, and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. If the dispute or disagreement involves a Binding ADR Dispute, Landlord and Tenant shall submit the matter to binding arbitration. If the dispute or disagreement involves a "Major Dispute" (as hereinafter defined) the parties may, but shall not be required to submit the matter to non-binding arbitration.

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     (b) If the dispute or controversy involves the granting, withholding or conditioning of consent or approval of a matter described in Sections 2.4 (Budget), 3.1(b) (Supplemental HVAC), 3.4 (Signage), 3.5 (Communications Equipment), 5.2 (Alterations), 5.7 (Demising Work), 5.8 (Art) and 8.1 (Subletting) hereof (collectively, the "Approval Matters") or if the dispute or controversy not involving an Approval Matter involves a total cost to either party of One Million Dollars ($1,000,000.00) or less (a "Binding ADR Dispute"), and if the parties shall be unsuccessful in their efforts to negotiate a mutually satisfactory resolution of their dispute or disagreement, the parties shall submit the matter to binding arbitration, and JAMS shall provide to the parties a list of three (3) arbitrators, and each party may strike one. The remaining arbitrator shall serve as the arbitrator for the dispute. The arbitrator so selected shall furnish Landlord and Tenant with a written decision within thirty (30) days after his or her selection. The parties agree to arbitrate any Binding ADR Dispute pursuant to JAMS' Streamlined Arbitration Rules as amended from time to time, and as modified to the extent practicable to give effect to the agreement of the parties as stated above in this Section 12.2(b). Binding ADR Disputes shall not be conducted in person unless either Landlord or Tenant shall request an in-person arbitration. The decision of the arbitrator in a Binding Dispute shall be final and shall be binding upon the parties, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     (c) If the dispute or controversy not involving an Approval Matter involves more than a total cost to either party of more than One Million Dollars ($1,000,000.00) under this Lease ("Major Dispute"), and if the parties elect to arbitrate, then JAMS shall provide a list of six (6) available arbitrators from which each party shall select one (1) arbitrator, and a third arbitrator shall be selected by the two (2) arbitrators so selected. The third arbitrator shall be a neutral arbitrator who has not acted for either party (or is Affiliate) within the five (5) years preceding initiation of the arbitration. The arbitrators, so selected, shall schedule the arbitration within sixty (60) days following the selection of the third arbitrator, and shall render their decision within sixty (60) days after the arbitration is concluded. If the parties agree to arbitrate any Major Dispute, they shall do so pursuant to JAMS' Comprehensive Arbitration Rules, as amended from time to time, and as modified to the extent practicable to give effect to the agreement of the parties as stated above in this Section 12.2(c). In the instance of a Major Dispute, (A) the decision of the arbitrators shall not be final or binding, (B) either party shall have the right to file suit de novo in a court of competent jurisdiction, and (C) any and all statements, admissions, or other representations made during the arbitration by either party shall be deemed privileged, confidential and inadmissible for any and all purposes in any such subsequent litigation.

     (d) Notwithstanding the foregoing, this Article XII shall not apply to any disputes, controversies or breaches relating solely to the non-payment of Rent or, unless agreed to by the parties, a Major Dispute.

12.3 Conduct of the Arbitration. Arbitration proceedings hereunder shall be subject to the following additional provisions:

     (a) The hearing shall be conducted on a confidential basis without continuance or adjournment;

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     (b) Any offer made or the details of any negotiation of the dispute subject to arbitration prior to arbitration shall not be admissible;

     (c) Each party shall be entitled to all rights and privileges granted by the arbitrators to the other party;

     (d) In the arbitration of any Major Dispute, each party shall be entitled to compel the attendance of witnesses or production of documents, and for this purpose, the arbitrators shall have the power to issue subpoenas in accordance with the law of the State of North Carolina;

     (e) In the arbitration of any Major Dispute, each party shall have the right (upon leave of the arbitrators) to take depositions and obtain other discovery of the scope and in the manner which the arbitrators deem reasonably necessary to the preparation and presentation of the party's case;

     (f) The arbitrators shall have the power to impose on any party such terms, conditions, consequences, liabilities, sanctions and penalties as the deem necessary or appropriate (which shall be conclusive, final and enforceable as the award on the merits) to compel or induce compliance with discovery and the appearance of, or production of documents in the custody or, any officer, director, agent or employee of a party any Affiliate of such party;

     (g) Arbitrators may not award indirect, consequential or punitive damages or issue injunctive relief, and shall have no power to deviate from the provisions of this Lease.

     (h) Neither party shall be in default under this Lease with respect to any provision hereof during the time period commencing as of the initial notice of desire to arbitrate and ending on the date of resolution by the arbitrators in the case of binding arbitration and ending on the date of a final, unappealable decision of the court in all other circumstances; provided that during said period of arbitration and/or litigation each party shall continue to perform all duties and obligations required to be performed by such party under this Lease and, with respect to the issue under dispute resolution, shall maintain the status quo.

12.4 Alternative Means of Arbitration with AAA. In the event that JAMS or any successor shall no longer exist or if JAMS or any successor fails to refuses to, or is legally precluded from, accepting submission of such dispute, then the dispute shall be resolved by binding arbitration before the AAA under the AAA's commercial arbitration rules then in effect.

12.5 Mediation; Litigation. Unless the parties mutually agree to arbitrate a Major Dispute, prior to either party commencing litigation, the parties shall attempt to mediate such dispute. Accordingly, except as provided in Sections 12.2(d) or 13.1, no civil action with respect to any dispute or disagreement arising out of or relating to this Lease shall be commenced until the matter has been submitted to JAMS, or its successor, for mediation. Either party may commence mediation by providing to JAMS and the other party a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties shall cooperate with JAMS and with one another in selecting a mediator from JAMS' panel of mediators, and in scheduling the mediation proceedings. The parties agree that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents,

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employees, experts and attorneys, and by the mediator and any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties; provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or forty-five (45) days after the date of filing the written request for mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the parties so desire. The provisions of this clause may be enforced by any court of competent jurisdiction, and the prevailing party shall be entitled to an award of all costs, fees and expenses, including attorney's fees, to be paid by the party against whom enforcement is ordered.

                                  ARTICLE XIII
                                 TENANT REMEDIES

13.1 Limited Offset. If a Landlord Default occurs and is continuing hereunder and Tenant elects to cure or attempts to cure the Landlord Default, and if Landlord fails to reimburse Tenant for such reasonable costs of curing the Landlord Default within thirty (30) days after Tenant's submission of an invoice for such costs together with reasonable supporting documentation, Tenant may from time to time offset such costs against installments of Annual Basic Rent in an amount not to exceed Five Hundred Thousand Dollars ($500,000.00) in any twelve (12) calendar month period.

13.2 Landlord Letter of Credit. At the Closing, Landlord shall deliver to Tenant an irrevocable standby letter of credit substantially in the form attached as Exhibit J hereto ("Landlord Letter of Credit") in the stated amount of Three Million Dollars ($3,000,000.00), with Tenant as the sole beneficiary and issued by a domestic United States bank satisfactory to Tenant. If Tenant receives a final, non-appealable monetary award in (a) a Binding ADR Dispute, (b) a Major Dispute and neither Landlord nor Tenant timely file suit de novo in a court of competent jurisdiction appealing the decision in the Major Dispute or (c) a court of competent jurisdiction (in any such case, an "Award"), and Landlord fails to pay the Award to Tenant within thirty (30) days after the delivery of a written decision of the Award to Landlord, Tenant may, at any time thereafter, draw against the Landlord Letter of Credit, in whole or in part, to satisfy the Award. Subject to the provisions of this Section 13.2, Tenant shall have the unconditional right to draw upon the Landlord Letter of Credit to satisfy an Award by presenting Tenant's site draft to the issuing bank as more fully provided in the Landlord Letter of Credit. The final expiry date of the Landlord Letter of Credit shall be one (1) month following the Expiration Date of this Lease.

                                   ARTICLE XIV
                                  MISCELLANEOUS

14.1 Notices. Any notice or other communications required or permitted to be given under this Lease must be in writing and shall be given or delivered at the addresses specified in Section 1.1 and sent by certified United States Mail, return receipt requested, telecopy, or by Federal

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Express or other nationally recognized overnight courier service. Any notice shall be deemed given upon receipt or refusal thereof. Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notice shall be directed by giving the other party notice thereof in accordance with the provisions of this Section 14.1; provided that such notice of change of address shall become effective only upon the other party's actual receipt thereof. Additionally, each of Landlord and Tenant may designate one (1) additional address to which copies of all notices shall be sent. Additionally, Tenant agrees that copies of all notices of a Landlord Default hereunder shall also be sent to each Interest Holder that notifies Tenant in writing of its interest and the address to which copies of such notices are to be sent. Notwithstanding anything contained in this Section
14.1 to the contrary, any notice regarding a party's change of address or designation of additional addressees shall become effective only upon the other party's actual receipt thereof. Any notice or other communication sent by either party pursuant to this Section 13.1 shall state, with particularity, by property number, address or other geographic designation noted on Exhibit A, the specific Leased Premises involved.

14.2 Brokers. Tenant represents that it has not engaged any broker, agent or similar party, other than TCCS and JLL, with respect to the transactions contemplated by this Lease. Tenant agrees to indemnify and hold harmless Landlord from and with respect to any claims for a brokerage fee, finder's fee or similar payment with respect to this Lease which is made by any party (other than TCCS and JLL) claiming by, through or under Tenant. Landlord represents that it has not engaged any broker, agent or similar party with respect to the transactions contemplated by this Lease other than SAR. Landlord agrees to indemnify and hold harmless Tenant from and with respect to any claims for a brokerage fee, finder's fee or similar payment with respect to this Lease which is made by a party claiming by, through or under Landlord. TCCS, JLL and SAR shall be paid a commission due, if any, pursuant to the terms of a separate agreement with such brokers, if, as and when closing shall occur and be completed under such Purchase Agreement. None of TCCS, JLL or SAR shall be entitled to receive a separate commission from Landlord in connection with this Lease or any amendment, renewal or modification hereof.

14.3 Binding on Successors. This Lease shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its legal representatives, successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns. Where appropriate the pronouns of any gender shall include the other gender, and either the singular or the plural shall include the other.

14.4 Rights and Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of Landlord and Tenant under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law.

14.5 Governing Law. This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina, including all matters of construction, validity and performance, except laws governing conflicts of law; provided that to the extent the law of the jurisdiction where a Project is located requires that the laws of such jurisdiction apply to any aspect of this Lease, then, to that extent, such laws of such jurisdiction will also apply to such Project.

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14.6 Rules of Construction. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this Lease.

14.7 Authority and Qualification. Tenant warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors) for the execution, delivery and performance of this Lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this Lease. Landlord warrants that all consent or approvals required of third parties (including but not limited to its Board of Trustees) for the execution, delivery and performance of this Lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this Lease. Landlord and Tenant each also represents and warrants that it is lawfully doing business in the state in which the Projects are located.

14.8 Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

14.9 Quiet Enjoyment. Landlord covenants that Tenant shall and may peacefully and quietly have, hold and enjoy the Leased Premises, subject to the other terms hereof; provided that Tenant pays the Rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that subject to the terms of Section 8.2 above, this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during the ownership of Landlord's interest hereunder.

14.10 Limitation of Personal Liability. Tenant specifically agrees to look solely to Landlord's interest in the Projects and the rent and other income derived therefrom after the date execution is levied for the recovery of any monetary judgment against Landlord, it being agreed that neither Landlord nor, in any event, its partners [direct and indirect], shareholders, directors, employees, representatives and officers shall ever be personally liable for any such judgment or for any other liability or obligation of Landlord under this Lease beyond such interest in the Projects. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or for offset or to prosecute any suit or action in connection with enforcement of rights hereunder or arising herefrom or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

14.11 Memorandum of Lease. Upon the written request of Tenant, Landlord and Tenant shall enter into a short form of this Lease for the purpose of recording the same, and shall, at Tenant's expense, record the same.

14.12 Consents. Except where a party is specifically granted herein the right to approve or consent to a matter in its sole and absolute discretion, whenever in this Lease it is agreed that a

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party shall have the right to approve or consent to any matter, said party shall not unreasonably withhold, condition or delay its consent or approval.

14.13 Time of the Essence. Time is of the essence in this Lease.

14.14 Amendments. This Lease may not be altered, changed or amended, except by an instrument in writing signed by Landlord and Tenant.

14.15 Entirety. This Lease embodies the entire agreement between Landlord and Tenant relative to the subject matter of this Lease and all summaries, proposals, letters and agreements with respect to the subject matter of this Lease that were entered into prior to the date of this Lease shall be of no further force and effect after the date hereof.

14.16 References. All references in this Lease to days shall refer to calendar days unless specifically provided to the contrary.

14.17 Counterpart Execution. This Lease may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

14.18 No Partnership. Nothing in this Lease creates any relationship between the parties other than that of lessor and lessee and nothing in this Lease, whether the computation of rentals or otherwise, constitutes the Landlord a partner of the Tenant or a joint venturer or member of a common enterprise with the Tenant.

14.19 Captions. The captions and headings used in this Lease are for convenience and reference only and in no way add to or detract from the interpretation of the provisions of this Lease.

14.20 Required Radon Notice. RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT A HEALTH RISK TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

14.21 Changes to Projects by Landlord. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring liability to Tenant therefor, to make reasonable changes to the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, and bathrooms in the Common Areas of any Project so long as access to the Leased Premises remains comparable to or better than the access to the Leased Premises available on the Commencement Date, and so long as visibility of the retail portion(s) of the Leased Premises and Tenant's exterior signage (if any) is not adversely affected. Landlord shall have the right to close, from time to time, the Common Areas and other portions of the Project for such temporary periods as Landlord deems legally necessary and sufficient to evidence Landlord's ownership and control thereof and to prevent

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any claim of adverse possession by, or any implied or actual dedication to, the public or any party other than Landlord.

14.22 Storage Space. To the extent that any portion of the Leased Premises consists of storage space in or about the Project, Tenant shall use the storage space for storage of files, records, and other personal property only and for no other purpose. Tenant shall not store any food (other than canned items) or perishable goods, flammable materials (other than paper, cardboard, or normal office supplies), explosives, or any other inherently dangerous material in the storage space. Except for elevator service to the floor on which the storage space is located and lighting for reasonable visibility in the storage space, Tenant acknowledges and agrees that there shall be no other services whatsoever provided to the storage space. Tenant agrees and understands that no bailment, deposit of goods for safekeeping, warehouse receipt, bill of lading, or other document of title for the property stored by Tenant is intended or created hereby and Landlord is not engaged in the business of storing goods for hire or in the warehouse business.

14.23 WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY ISSUE OR CONTROVERSY ARISING UNDER THIS LEASE.

14.24 Confidential Information. The form of this Lease has been or will be filed by Landlord with the Securities and Exchange Commission ("SEC") in compliance with SEC requirements. Furthermore, Landlord and Tenant acknowledge that either party may be required to make public disclosure of material facts concerning this Lease from time to time in order to satisfy the requirements of applicable securities or banking laws. Other than such disclosure that may be required to comply with applicable laws, the parties agree to treat as confidential and to use reasonable efforts to prevent the inadvertent disclosure of proprietary information of either party delivered to the other pursuant to or in furtherance of the purposes of this Lease; provided, however, that nothing herein shall be deemed to preclude or impair the ability of either party to deliver any such information to its attorneys, accountants, lenders, investors and other such interested parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date aforesaid.

                                            LANDLORD:

Witness:                                    FIRST STATES INVESTORS
                                            5000A, LLC, a Delaware limited
                                            liability company


                                            By:
----------------------------------              --------------------------------
Name:                                       Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                            TENANT:

                                            BANK OF AMERICA, N.A.,
                                            a national banking association


                                            By:
                                                --------------------------------
                                            Name:  Michael F. Hord
                                            Title: Senior Vice President


                                            Attest:


                                            By:
                                                --------------------------------
                                            Name:  Jeffrey B. Harrold
                                            Title: Assistant Vice President

                                 LIMITED JOINDER

     The undersigned, being the sole member of Landlord, for value received and intending to be legally bound hereby, joins in the execution of this Lease for the limited purposes of (i) agreeing to cause the Affiliate that owns Affiliate Owned Property to enter into a lease for Expansion Space in such property with Tenant as provided in Article X and (ii) agreeing to enter into, or to cause an Affiliate to enter into, Contraction Assignments and Contraction Subleases with Tenant as provided in Article XI.

                                            FSG:

                                            FIRST STATES GROUP, L.P.,
                                            a Delaware limited partnership


Witness:                                    By: First States Group, LLC,
                                            a Delaware limited liability company
                                            and its sole general partner


                                            By:
----------------------------------              --------------------------------
Name:                                       Name:
                                            Title:

                                            Date:            , 2003
                                                  -----------

                            EXHIBIT A TO MASTER LEASE
                   LEASED PREMISES, OCCUPIED RELEASE PREMISES,
             BUILDING NRA, LEASED PREMISES NRA, AND TENANT OCCUPANCY
                     PERCENTAGE AND ANNUAL BASIC RENT FACTOR

                                            B of A Property ID:
                                                               -----------------
                                            Master Lease dated            , 2003
                                                               -----------

                           EXHIBIT B-1 TO MASTER LEASE

                                    [FORM OF]
                                LEASE SUPPLEMENT

     THIS LEASE SUPPLEMENT (this "Supplement") is made and entered into as of
       , 2003 (the "Supplement Effective Date"), by and between
-------
                            , a           (hereinafter called "Landlord"), and
----------------------------    ---------
BANK OF AMERICA, N.A., a national banking association (hereinafter called "Tenant").

                                   BACKGROUND

     Landlord and Tenant have executed and delivered a certain Master Lease
Agreement dated            , 2003 ("Master Lease") with respect to which
                -----------
Landlord has agreed to lease and demise to Tenant, and Tenant has agreed to lease and take from Landlord certain Leased Premises, as such term is defined in the Master Lease; and

     Pursuant to the Master Lease, Landlord and Tenant have agreed to execute and deliver a Lease Supplement for purposes of better describing and depicting the individual Leased Premises and certain attributes relating thereto, and certain Landlord and Tenant rights and obligations relating thereto; and

     Landlord and Tenant have agreed to execute and deliver this Lease Supplement to more fully describe the Leased Premises identified below and such attributes, rights and obligations.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     Basic Leased Premises Data. The following Basic Leased Premises Data is hereby incorporated into and made a part of the Master Lease between Landlord and Tenant.

--------------------------------------------------------------------------------
B of A Property ID:                     [______________________]

--------------------------------------------------------------------------------
Property Street Address:                [______________________]

--------------------------------------------------------------------------------
Commencement Date:                                           , 2003
                                        ---------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Leased Premises:                        Those portions of the Building demised
                                        and leased to Tenant as identified on
                                        the floor plan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        attached as Exhibit B-1-A.

--------------------------------------------------------------------------------
Drive-Through Banking Facility (If      The portion of the Project in which
applicable):                            Tenant conducts drive through banking
                                        operations, together with ingress and
                                        egress points to such area, as shown on
                                        the plan or drawing attached as Exhibit
                                        B-1-B. So long as Tenant leases other
                                        Leased Premises within the Project for
                                        business purposes, the Drive-Through
                                        Banking Facility shall be deemed
                                        included as part of the Leased Premises, but excluded from the calculation of the Net Rentable Area of Leased Premises for purposes of calculating Tenant's Annual
                                        Basic Rent and Occupancy Percentage.

--------------------------------------------------------------------------------
Parking Areas (If applicable):          The exclusive and non-exclusive parking
                                        areas and facilities for the Project as
                                        indicated on Exhibit B-1-C.

--------------------------------------------------------------------------------
Net Rentable Area of Leased Premises:           square feet.
                                        -------
--------------------------------------------------------------------------------
Net Rentable Area of Building:                  square feet.
                                        -------
--------------------------------------------------------------------------------
Tenant's Occupancy Percentage:                  %.
                                        -------
--------------------------------------------------------------------------------
Annual Basic Rent:                      [__________________]

--------------------------------------------------------------------------------
Occupied Release Premises:              As set forth on Exhibit B-1-D

--------------------------------------------------------------------------------
Janitorial Specifications:              As set forth on Exhibit B-1-E.

--------------------------------------------------------------------------------
Above Standard Services:                As set forth on Exhibit B-1-F.

--------------------------------------------------------------------------------
Tenant Use Generators, UPS, Etc.:       As set forth on Exhibit B-1-G.

--------------------------------------------------------------------------------
Parking Area Lighting Schedule:

--------------------------------------------------------------------------------
B of A Named Building:

--------------------------------------------------------------------------------
Signage & Planned Signage Changes:      As set forth on Exhibit B-1-H.

--------------------------------------------------------------------------------
MEP Maintenance Schedule:               As set forth on Exhibit B-1-I.

--------------------------------------------------------------------------------
Landscaping Specifications:             As set forth on Exhibit B-1-J.

--------------------------------------------------------------------------------
Other:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exhibits attached to and made a part of this Lease Supplement:

Exhibit B-1-A - Floor Plan of Leased Premises

Exhibit B-1-B - Plan of Drive-Through Banking Facility

Exhibit B-1-C - Plan of Parking Areas

Exhibit B-1-D - Floor Plan of Occupied Release Premises

Exhibit B-1-E - Janitorial Specifications

Exhibit B-1-F - Above Standard Services

Exhibit B-1-G -Tenant Use Generators, UPS, Etc.

Exhibit B-1-H -Signage and Planned Signage Changes

Exhibit B-1-I -MEP Maintenance Schedule

Exhibit B-1-J -Landscaping Specifications

IN WITNESS WHEREOF, the parties hereto have executed this Lease Supplement as of the Supplement Effective Date first above noted.

                                            LANDLORD:

Witness:                                                                ,
                                            ----------------------------
                                            a
                                              -------------------


                                            By:
----------------------------------              --------------------------------
Name:                                       Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                            TENANT:

Witness:                                    BANK OF AMERICA, N.A.,
                                            a national banking association


                                            By:
----------------------------------              --------------------------------
Name:                                       Name:
                                            Title:

                                            B of A Property ID:
                                                               -----------------
                                            Master Lease dated            , 2003
                                                               -----------
                                         Lease Supplement dated            ,
                                                                -----------  ---

                           EXHIBIT B-2 TO MASTER LEASE

                                    [FORM OF]
                          AMENDMENT TO LEASE SUPPLEMENT

     THIS AMENDMENT TO LEASE SUPPLEMENT (this "Amendment to Supplement") is made
and entered into as of        , 2003 (the "Supplement Amendment Effective
                       -------
Date"), by and between                             , a           (hereinafter
                       ----------------------------    ---------
called "Landlord"), and BANK OF AMERICA, N.A., a national banking association (hereinafter called "Tenant").

                                   BACKGROUND

     Landlord and Tenant executed and delivered a certain Master Lease Agreement
dated            , 2003 ("Master Lease") with respect to which Landlord agreed
      -----------
to lease and demise to Tenant, and Tenant agreed to lease and take from Landlord certain Leased Premises, as such term is defined in the Master Lease; and

     Pursuant to the Master Lease, Landlord and Tenant executed and delivered a
certain Lease Supplement dated        , 2003 (the "Lease Supplement") for
                               -------
purposes of better describing and depicting the individual Leased Premises and certain attributes relating thereto, and certain Landlord and Tenant rights and obligations relating thereto; and

     Landlord and Tenant have agreed to execute and deliver this Amendment to Lease Supplement to amend the description of the Leased Premises identified below, and such attributes, rights and obligations, all as more fully set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1. Basic Leased Premises Data. The Lease Supplement is hereby amended as follows: [insert specific amendment and substitute exhibits, as required].

     2. Landlord shall prepare and Landlord and Tenant will initial an amended Exhibit A to the Lease reflecting the amendments to the Lease Supplement set forth in this Amendment.

     3. Except as expressly amended hereby, all of the terms and provisions set forth in the Lease Supplement remain in full force and effect, and unmodified hereby.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Lease Supplement as of the Supplement Amendment Effective Date first above noted.

                                            LANDLORD:

Witness:                                                                ,
                                            ----------------------------
                                            a
                                              -------------------


                                            By:
----------------------------------              --------------------------------
Name:                                       Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                            TENANT:

Witness:                                    BANK OF AMERICA, N.A.,
                                            a national banking association


                                            By:
----------------------------------              --------------------------------
Name:                                       Name:
                                            Title:

                            EXHIBIT C TO MASTER LEASE
                            CONFIDENTIALITY AGREEMENT

     1. Definition. For the purposes of this Agreement, "Confidential Information" shall mean any information which
                                              ("Owner") in good faith believes
---------------------------------------------
in some material part, alone or in combination with other information (1) provides Owner with an economic value from its disclosure or use, and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

     2. Restrictions on Disclosure of Confidential Information to Qualified Persons. All information exchanged between Owner, Bank of America, N.A.
("Tenant"), and                         ("Auditor"), with respect to operating
                -----------------------
expense and tax pass-throughs (collectively, "CAM Charges") assessed against Tenant, in connection with Tenant's lease of space in that certain building
located at                                       ,          ("Building") shall
           --------------------------------------  --------
be deemed Confidential Information for the purposes of this Agreement.

     3. Qualified Persons. "Qualified Person" includes employees of Auditor and Tenant, and any outside law firms or accounting firms representing Auditor or Tenant and their support personnel (including paralegals, photocopy operators, and any independent contractors hired by any such party to make photocopies of documents containing Confidential Information) and the principals and agents for those parties.

     4. Maintenance of Confidential Information. All documents or other materials containing Confidential Information shall be maintained at all times in the custody of Auditor and shall be labeled and secured in a manner designed to prevent any disclosure to persons who are not Qualified Persons under this Agreement. Auditor agrees to exercise reasonable diligence to insure that Qualified Persons to whom the Confidential Information is disclosed maintain its confidentiality.

     5. Disclosure of Confidential Information. Auditor acknowledges that Confidential Information shall not be used or disclosed (other than to Qualified Persons) for any purpose without the prior consent of Owner, unless required or compelled by judicial process. If Confidential Information is provided to non-Qualified Persons, Auditor acknowledges that Owner shall be entitled to a temporary and permanent injunction to prevent the disclosure of such Confidential Information. In addition, Owner shall be entitled to a mandatory injunction requiring the return of all Confidential Information from any person in possession of Confidential Information.

     6. No Solicitation. Except for Tenant and other existing clients of Auditor, Auditor agrees that it shall not solicit business from any of the other tenants in the Building, nor shall it request that Tenant so solicit other tenants on Auditor's behalf, with respect to the review or analysis of CAM Charges assessed any of them by Owner.

     7. Attorney's Fees. If any action is instituted to enforce or construe this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs at all levels, including appeals.

     8. Miscellaneous. This Agreement shall be subject to and construed in accordance with the laws of the State in which the Building is located. If any provision of this Agreement is held or rendered illegal or unenforceable, it shall be considered separate and severable from this Agreement and the remaining provisions of this Agreement shall remain in force and bind the parties as though the illegal or unenforceable provision had never been included in this Agreement. This Agreement sets forth the entire agreement between Owner and Auditor and there are no other agreements or understandings between them. This Agreement may not be modified except by an instrument in writing executed by Owner and Auditor. This Agreement may be executed in counterparts, each of which counterparts shall constitute an original and all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature which shall, for all purposes, serve as an original executed counterpart of this Agreement upon delivery of an executed copy hereof by facsimile.

     9. Consideration. Auditor acknowledges that it has received sufficient and adequate consideration from Owner in exchange for the obligations of Auditor hereunder. Said consideration including, but not limited to, Owner's agreement to provide reasonable access to all relevant information relating to the CAM Charges, and assistance to Auditor with respect to Auditor's review and analysis of Tenant's CAM Charges. Auditor also acknowledges the receipt of Ten and No/100 Dollars ($10.00) as additional consideration for its obligations hereunder. Further, Auditor acknowledges that Owner is providing access to Confidential Information and cooperating with Auditor in reliance upon Auditor fully performing and honoring its obligations hereunder. Auditor acknowledges that Owner would not have provided such access or cooperation without Auditor assuming the obligations stated herein.

AUDITOR:


By:
    ------------------------------------
Print Name:
            ----------------------------
Its:
     -----------------------------------
Authorized Signature

Date:
      ----------------------------------


OWNER:


By:
    ------------------------------------
Print Name:
            ----------------------------
Its:
     -----------------------------------
Authorized Signature

Date:
      ----------------------------------

                            EXHIBIT D TO MASTER LEASE

[NEVADA ONLY: Assessor Parcel Numbers: 179-18-710-043; 162-10-502-017

Prepared by and Record and Return to:
Harvey R. Uris, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036]

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                             BANK OF AMERICA, N.A.,
                                     Tenant
                           [MISSOURI ONLY: (Grantor)]

                                       AND

                       GERMAN AMERICAN CAPITAL CORPORATION
                                     Lender
                            [MISSOURI ONLY: (Grantee)
                              having an address at
                           60 Wall Street, 10th Floor
                           New York, New York 10005)]

                           Dated: as of June 30, 2003

                      Prepared by and Record and Return to:
                              Harvey R. Uris, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                Four Times Square
                            New York, New York 10036
   (Legal Descriptions of the Properties Encumbered by this Instrument can be found on Exhibits A-1 to A-153 hereto)

[WASHINGTON ONLY COVER PAGE]
WHEN RECORDED RETURN TO:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.

--------------------------------------------------------------------------------

Document Title:       SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Grantor:              Bank of America, N.A.

Grantee:              German American Capital Corporation

Abbreviated Legal
Description:          Complete legal description is on pages A-[____] through
                      A-[____].

Assessor's Property
Tax Parcel/Account
Numbers:

                                      Address                          Tax Parcel Number(s)
                             -------------------------   -----------------------------------------------
[Grays Harbor County only]   101 East Market             010103900301, 010103900302, 010103900700

[Spokane County only]        601 West Riverside Avenue   35184.2620

                             615 West Sprague Avenue     35191.1907

                             1616 South Rustle           25262.0502, 25262.0503, 25262.0504, 25262.0506,
                                                         25262.0404, 25262.0801, 25262.0802, 25262.0803,
                                                         25262.0901, 25262.0902, 25262.0903, 25262.2212

[Pierce County only]         820 A Street                200802-002-2

[Whatcom County only]        112 East Holly Street       380330 169116 000, 380330 175111 0000

[Kitsap County only]         1000 6th Street             3743-001-001-0003

[Clallam County only]        481 S Forks Avenue          Parcel A: 132809-680100
                                                         Parcel B: 132809-680110
                                                         Parcel C: 132809-420010

                             102 East Front Street       Parcel A: 063000-511620
                                                         Parcel B: 063000-511625

[Grant County only]          103 East 3rd Avenue         09-0089-000

[Chelan County only]         830 N Wenatchee Avenue      22-20-03-860-412

[Franklin County only]       350 West Lewis Street       112-039-035

[Benton County only]         1007 Knight Street          1-1198-302-0628-008

[King County only]           4701 University Way NE      881640-0975-00

[Walla Walla County only]    111 W Main Street           36-07-20-77-1101, 36-07-20-77-1102,
                                                         36-07-20-77-1103, 36-07-20-77-1105,
                                                         36-07-20-77-1106, 36-07-20-77-1107,
                                                         36-07-20-77-1108, 36-07-20-77-1110,
                                                         36-07-20-77-1111, 36-07-20-77-1112,
                                                         36-07-20-77-1114, 36-07-20-77-1115

[Yakima County only]         101 N 2nd Street            Parcel A: 191319-22459
                                                         Parcel B: 191319-22481
                                                         Parcel C: 191319-22482
                                                         Parcel D: 191319-24462

                                 SUBORDINATION,

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT made as of this 30th day of June, 2003, between GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10019 (hereinafter called "Lender"), and BANK OF AMERICA, N.A., a national banking association, having an address at 525 North Tryon, 3rd Floor, Charlotte, NC 28255 (hereinafter called "Tenant").

                              W I T N E S S E T H:

     WHEREAS, by that certain Master Lease Agreement dated June 30, 2003 (the "Lease") between FIRST STATES INVESTORS 5000A, LLC, a Delaware limited liability company (hereinafter called "Landlord"), as landlord, and Tenant, as tenant, Landlord leased to Tenant certain premises (the "Premises") located in the property described in Exhibit A-1 to A-153 annexed hereto and made a part hereof (the "Property"); and

     WHEREAS, Lender is about to make a loan to Landlord, which loan shall be secured by, among other things, that certain Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, and Security Deposits dated as of June 30, 2003 by Landlord to Lender (together with all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders and consolidations thereof and all re-advances thereunder and addictions thereto, is referred to as the "Security Instrument") encumbering the Property; and

     WHEREAS, Lender and Tenant desire to confirm their understanding and agreement with respect to the Lease and the Security Instrument.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender and Tenant hereby agree and covenant as follows:

          1. The Lease, and all of the terms, covenants, provisions and conditions thereof (including, without limitation, any right of first refusal, right of first offer, option or any similar right with respect to the sale or purchase of the Property, or any portion thereof) is, shall be and shall at all times remain and continue to be subject and subordinate in all respects to the lien, terms, covenants, provisions and conditions of the Security Instrument and to all advances and re-advances made thereunder and all sums secured thereby. This provision shall be self-operative but Tenant shall execute and deliver any additional instruments which Lender may reasonably require to effect such subordination.

          2. So long as (i) Tenant is not in default (beyond any period given in the Lease to Tenant to cure such default) in the payment of rent, percentage rent or additional rent or in the performance or observance of any of the other terms, covenants, provisions or conditions of the Lease on Tenant's part to be performed or observed, (ii) Tenant is not in default under this Agreement and
(iii) the Lease is in full force and effect: (a) Tenant's possession of the Premises and Tenant's rights and privileges under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor which is contained in the Lease, shall not be diminished or interfered with by Lender, and Tenant's occupancy of the Premises shall not be disturbed by Lender for any reason whatsoever during the term of the Lease or any such extensions or renewals thereof and (b) Lender will not join Tenant as a party defendant in any action or proceeding to foreclose the Security Instrument or to enforce any rights or remedies of Lender under the Security Instrument which would cut-off, destroy, terminate or extinguish the Lease or Tenant's interest and estate under the Lease (except to the extent required so that Tenant's right to receive or set-off any monies or obligations owed or to be performed by any of Lender's predecessors-in-interest shall not be enforceable thereafter against Lender or any of Lender's successors-in-interest). Notwithstanding the foregoing provisions of this paragraph, if it would be procedurally disadvantageous for Lender not to name or join Tenant as a party in a foreclosure proceeding with respect to the Security Instrument, Lender may so name or join Tenant without in any way diminishing or otherwise affecting the rights and privileges granted to, or inuring to the benefit of, Tenant under this Agreement.

          3. (A) After notice is given by Lender that the Security Instrument is in default and that the rentals under the Lease should be paid to Lender, Tenant will attorn to Lender and pay to Lender, or pay in accordance with the directions of Lender, all rentals and other monies due and to become due to Landlord under the Lease or otherwise in respect of the Premises. Such payments shall be made regardless of any right of set-off, counterclaim or other defense which Tenant may have against Landlord, whether as the tenant under the Lease or otherwise.

               (B) In addition, if Lender (or its nominee or designee) shall succeed to the rights of Landlord under the Lease through possession or foreclosure action, delivery of a deed or otherwise, or another person purchases the Property or the portion thereof containing the Premises upon or following foreclosure of the Security Instrument or in connection with any bankruptcy case commenced by or against Landlord, then at the request of Lender (or its nominee or designee) or such purchaser (Lender, its nominees and designees, and such purchaser, and their respective successors and assigns, each being a "Successor-Landlord"), Tenant shall attorn to and recognize Successor-Landlord as Tenant's landlord under the Lease and shall promptly execute and deliver any instrument that Successor-Landlord may reasonably request to evidence such attornment. Upon such attornment, the Lease shall continue in full force and effect as, or as if it were, a direct lease between Successor-Landlord and Tenant upon all terms, conditions and covenants as are set forth in the Lease. If the Lease shall have terminated by operation of law or otherwise as a result of or in connection with a bankruptcy case commenced by or against Landlord or a foreclosure action or proceeding or delivery of a deed in lieu, upon request of Successor-Landlord, Tenant shall promptly execute and deliver a direct lease with Successor-Landlord which direct lease shall be on substantially the same terms and conditions as the Lease (subject, however, to the provisions of clauses (i)-(v) of this paragraph 3(B)) and shall be effective as of the day the Lease shall have terminated as aforesaid. Notwithstanding the continuation of the Lease, the attornment of Tenant thereunder or the execution of a direct lease between Successor-Landlord and Tenant as aforesaid, Successor-Landlord shall not:

                    (i) be liable for any previous act or omission of Landlord under the Lease;

                    (ii) be subject to any off-set, defense or counterclaim which shall have theretofore accrued to Tenant against Landlord;

                    (iii) be bound by any modification of the Lease or by any previous prepayment of rent or additional rent made more than one (1) month prior to the date same was due which Tenant might have paid to Landlord, unless such modification or prepayment shall have been expressly approved in writing by Lender;

                    (iv) be liable for any security deposited under the Lease unless such security has been physically delivered to Lender or Successor-Landlord; and

                    (v) be liable or obligated to comply with or fulfill any of the obligations of the Landlord under the Lease or any agreement relating thereto with respect to the construction of, or payment for, improvements on or above the Premises (or any portion thereof), leasehold improvements, tenant work letters and/or similar items.

          4. Tenant agrees that without the prior written consent of Lender, it shall not (a) amend, modify, terminate or cancel the Lease or any extensions or renewals thereof, (b) except as expressly provided in the Lease, tender a surrender of the Lease, (c) make a prepayment of any rent or additional rent more than one (1) month in advance of the due date thereof, or (d) subordinate or permit the subordination of the Lease to any lien subordinate to the Security Instrument. Any such purported action without such consent shall be void as against the holder of the Security Instrument.

          5. (A) Tenant shall promptly notify Lender of any default by Landlord under the Lease and of any act or omission of Landlord which would give Tenant the right to cancel or terminate the Lease or to claim a partial or total eviction.

               (B) In the event of a default by Landlord under the Lease which would give Tenant the right, immediately or after the lapse of a period of time, to cancel or terminate the Lease or to claim a partial or total eviction, or in the event of any other act or omission of Landlord which would give Tenant the right to cancel or terminate the Lease, Tenant shall not exercise such right (i) until Tenant has given written notice of such default, act or omission to Lender and (ii) unless Lender has failed, within thirty (30) days after Lender receives such notice, to cure or remedy the default, act or omission or, if such default, act or omission shall be one which is not reasonably capable of being remedied by Lender within such thirty (30) day period, until a reasonable period for remedying such default, act or omission shall have elapsed following the giving of such notice and following the time when Lender shall have become entitled under the Security Instrument to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under the Lease or otherwise, after similar notice, to effect such remedy, or longer than 60 days from notice to Landlord by Tenant), provided that Lender shall with due diligence give Tenant written notice of its intention to and shall commence and continue to, remedy such default, act or omission. If Lender cannot reasonably remedy a default, act or omission of Landlord until after Lender obtains possession of the Premises, Tenant may not terminate or cancel the Lease or claim a partial or total eviction by reason of such default, act or omission until the expiration of a reasonable period necessary for the remedy after Lender secures possession of the Premises. To the extent Lender incurs any expenses or other costs in curing or remedying such default, act or omission, including, without limitation, attorneys' fees and disbursements, Lender shall be subrogated to Tenant's rights against Landlord.

               (C) Notwithstanding the foregoing, Lender shall have no obligation hereunder to remedy such default, act or omission.

          6. To the extent that the Lease shall entitle Tenant to notice of the existence of any mortgage and the identity of any mortgagee or any ground lessor, this Agreement shall constitute such notice to Tenant with respect to the Security Instrument and Lender.

          7. Upon and after the occurrence of a default under the Security Instrument, which is not cured after any applicable notice and/or cure periods, Lender shall be entitled, but not obligated, to exercise the claims, rights, powers, privileges and remedies of Landlord under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Tenant under the Lease as though Lender were named therein as Landlord.

          8. Anything herein or in the Lease to the contrary notwithstanding, in the event that a Successor-Landlord shall acquire title to the Property or the portion thereof containing the Premises, Successor-Landlord shall have no obligation, nor incur any liability, beyond Successor-Landlord's then interest, if any, in the Property, and Tenant shall look exclusively to such interest, if any, of Successor-Landlord in the Property for the payment and discharge of any obligations imposed upon Successor-Landlord hereunder or under the Lease, and Successor-Landlord is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that, with respect to any money judgement which may be obtained or secured by Tenant against Successor-Landlord, Tenant shall look solely to the estate or interest owned by Successor-Landlord in the Property, and Tenant will not collect or attempt to collect any such judgement out of any other assets of Successor-Landlord.

          9. Notwithstanding anything to the contrary in the Lease, Tenant agrees for the benefit of Landlord and Lender that, except as permitted by, and fully in accordance with, applicable law, Tenant shall not generate, store, handle, discharge or maintain in, on or about any portion of the Property, any asbestos, polychlorinated biphenyls, or any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such (including, but not limited to, pesticides and petroleum products if they are defined, determined or identified as such) in any federal, state or local laws, rules or regulations (whether now existing or hereafter enacted or promulgated) or any judicial or administrative interpretation of any thereof, including any judicial or administrative interpretation of any thereof, including any judicial or administrative orders or judgments.

          10. If the Lease provides that Tenant is entitled to expansion space, Successor-Landlord shall have no obligation nor any liability for failure to provide such expansion space if a prior landlord (including, without limitation, Landlord), by reason of a lease or leases entered into by such prior landlord with other tenants of the Property, has precluded the availability of such expansion space.

          11. Except as specifically provided in this Agreement, Lender shall not, by virtue of this Agreement, the Security Instrument or any other instrument to which Lender may be a party, be or become subject to any liability or obligation to Tenant under the Lease or otherwise.

          12. (A) Tenant acknowledges and agrees that this Agreement satisfies and complies in all respects with the provisions of Section 7.7 of the Lease and that this Agreement supersedes (but only to the extent inconsistent with) the provisions of such Article and any other provision of the Lease relating to the priority or subordination of the Lease and the interests or estates created thereby to the Security Instrument.

               (B) Tenant agrees to enter into a subordination, non-disturbance and attornment agreement with any lender which shall succeed Lender as lender with respect to the Property, or any portion thereof, provided such agreement is substantially similar to this Agreement.

          13. (A) Any notice required or permitted to be given by Tenant to Landlord shall be simultaneously given also to Lender, and any right to Tenant dependent upon notice shall take effect only after notice is so given. Performance by Lender shall satisfy any conditions of the Lease requiring performance by Landlord, and Lender shall have a reasonable time to complete such performance as provided in Paragraph 5 hereof.

               (B) All notices or other communications required or permitted to be given to Tenant or to Lender pursuant to the provisions of this Agreement shall be in writing and shall be deemed given only if mailed by United States registered mail, postage prepaid, or if sent by nationally recognized overnight delivery service (such as Federal Express or United States Postal Service Express Mail), addressed as follows: to Tenant, at the address first set forth above, Attention: Property Services, with a copy to Bank of America, N.A., 901 Main Street, 68th Floor, Dallas, TX 75202-3714, Attention: Michael F. Hord, Associate General Counsel, and a copy to Trammell Crow Corporate Services, Inc., 2850 North Federal Highway, Lighthouse Point, Florida 33064, Attention: Chuck Dunn, Senior Vice

President, and a copy to Jones Lang LaSalle Americas, Inc., 355 South Grand Avenue, Suite 4280, Los Angeles, CA 90071, Attention: John L. Vinnicombe, Executive Vice President; to Lender, at the address first set forth above,
Attention: Eric M. Schwartz and General Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036,
Attention: Harvey R. Uris, Esq.; or to such other address or number as such party may hereafter designate by notice delivered in accordance herewith. All such notices shall be deemed given three (3) business days after delivery to the United States Post office registry clerk if given by registered mail, or on the next business day after delivery to an overnight delivery courier.

          14. This Agreement may be modified only by an agreement in writing signed by the parties hereto, or their respective successors-in-interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns. The term "Lender" shall mean the then holder of the Security Instrument. The term "Landlord" shall mean the then holder of the landlord's interest in the Lease. The term "person" shall mean an individual, joint venture, corporation, partnership, trust, limited liability company, unincorporated association or other entity. All references herein to the Lease shall mean the Lease as modified by this Agreement and to any amendments or modifications to the Lease which are consented to in writing by Lender. Any inconsistency between the Lease and the provisions of this Agreement shall be resolved, to the extent of such inconsistency, in favor of this Agreement.

          15. Tenant hereby represents to Lender as follows:

          (a) The Lease is in full force and effect and has not been further amended.

          (b) There has been no assignment of the Lease or subletting of any portion of the premises demised under the Lease.

          (c) There are no oral or written agreements or understandings between Landlord and Tenant relating to the premises demised under the Lease or the Lease transaction except as set forth in the Lease.

          (d) The execution of the Lease was duly authorized and the Lease is in full force and effect and to the best of Tenant's knowledge there exists no default (beyond any applicable grace period) on the part of either Tenant or Landlord under the Lease.

          (e) There has not been filed by or against nor to the best of the knowledge and belief of Tenant is there threatened against Tenant, any petition under the bankruptcy laws of the United States.

          (f) To the best of Tenant's knowledge, there is no present assignment, hypothecation or pledge of the Lease or rents accruing under the Lease by Landlord, other than pursuant to the Security Instrument.

          16. Whenever, from time to time, reasonably requested by Lender (but not more than two (2) times during any calendar year), Tenant shall execute and deliver to or at the direction of Lender, and without charge to Lender, one or more written certifications, in a form acceptable to Tenant, of all of the matters set forth in Paragraph 15 above, and any other information the Lender may reasonably require to confirm the current status of the Lease.

          17. BOTH TENANT AND LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          18. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.

          19. This Agreement may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Subordination, Non-Disturbance and Attornment Agreement as of the day and year first above written.

                                            GERMAN AMERICAN CAPITAL CORPORATION,

                                            a Maryland corporation


                                            By:
                                               ---------------------------------
                                            Name:  Christopher E. Tognola
                                            Title: Vice President


                                            By:
                                               ---------------------------------
                                            Name:  Thomas Traynor
                                            Title: Authorized Signatory


                                            BANK OF AMERICA, N.A., a national
                                            banking association


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

AGREED AND CONSENTED TO:

LANDLORD:

FIRST STATES INVESTORS 5000A, LLC,
a Delaware limited liability company


By:
   ---------------------------------
   Name:  Sonya A. Huffman
   Title: Vice President

[ILLINOIS ONLY:
TAX PARCEL NUMBERS

Address                    Tax Parcel Number(s)
-------                    --------------------
231 South LaSalle Street   17 16 222 006 0000, 17 16 222 010 0000]

ATTORNEY CERTIFICATION FOR MARYLAND

     The undersigned, an attorney duly admitted to practice before the Court of Appeals of the State of Maryland, hereby certifies that this instrument has been prepared by or under the supervision of the undersigned.

                                                    ----------------------------
                                                    Print Name:

                                                    ----------------------------

             FIRST STATES INVESTORS 5000A, LLC ACKNOWLEDGMENT PAGES

                                   SCHEDULE A

                          Legal Description of Property

                            EXHIBIT E TO MASTER LEASE
                              ESTOPPEL CERTIFICATE

GERMAN AMERICAN CAPITAL CORPORATION,
its successors and assigns (together with its successors and assigns, "Lender") 60 Wall Street, 10th Floor
New York, NY 10005

FIRST STATES INVESTORS 5000A, LLC,
its successors and assigns (together with its successors and assigns,
"Landlord")
c/o First States Group, L.P.
1725 The Fairway
Jenkintown, PA  19046

RE: Lease Dated: Effective as of June 30, 2003

    Landlord:    First States Investors 5000A, LLC, its successors and assigns

    Tenant:      Bank of America, N.A.

Ladies and Gentlemen:

     As a tenant under the above-referenced Master Lease Agreement (the "Lease"), the undersigned (the "Tenant") hereby acknowledges for the benefit of Landlord, the current owner of the property containing the Leased Premises (as defined in the Lease), and Lender which has or is proposing to make a loan (the "Loan") on the above-referenced real property, the truth and accuracy of the following statements pertaining to the Lease, to the best of Tenant's knowledge as of the date hereof, but subject to any matters that a physical inspection of the Leased Premises would disclose:

     1. Tenant has accepted and is in full possession of the Leased Premises and Occupied Release Premises, including all improvements, additions and alterations thereto required to be made by Landlord under the Lease. The Leased Premises is comprised of those properties identified on Schedule A attached hereto together with other areas more particularly described in the Lease Supplements, true and correct copies of which have previously been delivered to Landlord and Lender (the "Lease Supplements"). Additionally, Tenant is entitled to exclusive and non-exclusive use of the parking spaces in the parking facilities serving the subject buildings as set forth in the Lease Supplements. Notwithstanding the foregoing, Tenant has advised Lender that, pursuant to the terms of that certain Third Amendment to Amended and Restated Agreement of Sale and Purchase dated June 30, 2003 and that certain side letter agreement dated June 30, 2003, among First States Investors 5000A, LLC, First States Investors 5000B, LLC and Bank of America, N.A., a true and correct copy of which has been previously delivered to Lender, Landlord and Tenant have agreed to review and modify the Lease Supplements to confirm the accuracy thereof and conformance to the terms and conditions of the Lease.

     2. Tenant is not in default of its obligations under the Lease, is paying full rent stipulated therein with no offset, defense or claim of any kind and Tenant has not assigned, sublet, transferred or hypothecated its interest under the Lease.

     3. Landlord is not presently in default under any of the terms, covenants or provisions of the Lease, nor has any event occurred which with the passage of time and/or the giving of notice (if required by the Lease) would constitute an event of default under the Lease.

     4. Landlord has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the term of the Lease as specified in said Lease, including, without limitation, completion of any required tenant improvements. There are no unfunded tenant obligations of Landlord under the Lease.

     5. The initial Annual Basic Rent and Release Premises Additional Rent payable by Tenant under the Lease is set forth on Schedule A attached hereto.

     6. Except as provided in the Lease, there are no rent abatements or free rent periods now or in the future.

     7. No rent (including expense reimbursements), other than for the current month, has been paid more than one (1) month in advance.

     8. No security deposit has been paid by Tenant to Landlord under the Lease.

     9. The Lease is for a term expiring on June 30, 2023. Tenant has options to renew the Lease as set forth in the Lease. Tenant does not have any right to renew, extend or terminate the term of the Lease except as expressly provided in the Lease.

     10. Tenant hereby acknowledges that (i) the Lease is valid and enforceable in accordance with its terms against the Tenant, (ii) there have been no modifications or amendments to the Lease, (iii)the Lease and the Lease Supplements represent the entire agreement between the Landlord and the Tenant (subject to the terms of the Third Amendment to Sale Agreement, as aforesaid), (iv) that it has no notice of prior assignments, hypothecation or pledge of rents or of the Lease except in connection with any prior financing by Landlord being repaid from the proceeds of the Loan, and (v) that notice of the assignment of Landlord's interest in said Lease may be given by mail, at the Leased Premises, or as otherwise directed herein or in the Lease.

     11. A true and complete copy of the Lease (excluding the Lease Supplements) is attached hereto as Schedule B.

     12. The execution and delivery of this Certificate by Tenant does not require any consent, vote or approval which has not been given or taken.

     13. This Certificate may not be changed, waived or discharged orally, but only by an instrument in writing.

     14. Except as expressly provided in the Lease, there are no purchase options under the Lease or other agreements giving Tenant any rights or options to purchase the Leased Premises and/or improvements, or a part thereof, on which the space covered by the Lease is located.

     15. This Certificate shall be binding upon the Tenant and shall inure to the benefit of the respective successors and assigns of Landlord and Lender.

     16. This Certificate shall not have the effect of modifying any provision of the Lease.

     17. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

     This Certificate is executed and delivered by the undersigned with the knowledge that Lender will rely upon the statements and agreements contained herein in connection with the making of the Loan on the above-referenced real property and may rely hereon. If the mortgage loan becomes the subject of a securitization, this Certificate may also be relied upon by the credit rating agency, if any, rating the securities collaterallized by the mortgage loan as well as any issuer of such securities, and any servicer and/or trustee acting in respect of such securitization.

DATED: as of June 30, 2003.


                                          TENANT:

Witness:                                  BANK OF AMERICA, N.A.,
                                          a national banking association


                                          By:
------------------------------               -----------------------------------
Name:                                        Name:
                                             Title:

                            EXHIBIT F TO MASTER LEASE
                   FORM OF SUBTENANT NON-DISTURBANCE AGREEMENT

                                  [TO BE ADDED]

                            EXHIBIT G TO MASTER LEASE

                            [FORM OF SEPARATE LEASE]

                                 LEASE AGREEMENT

                                     BETWEEN

                [                                               ]
                 -----------------------------------------------
               a [                                  ] ("LANDLORD")
                  ----------------------------------

                                       AND

                        BANK OF AMERICA, N.A. ("TENANT")

                           Dated:               , 200
                                  --------------     -

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I           BASIC LEASE INFORMATION, LEASED PREMISES, TERM,
                    AND USE...................................................1

      1.1      Basic Lease Information; Definitions...........................1

      1.2      Leased Premises...............................................11

      1.3      Term..........................................................11

      1.4      Options to Renew; Special Notice of Non-Renewal...............11

      1.5      Use...........................................................14

      1.6      Survival......................................................14

ARTICLE II          RENTAL AND OPERATING EXPENSES............................14

      2.1      Rental Payments...............................................14

      2.2      Operating Expenses............................................16

      2.3      Real Estate Taxes.............................................21

      2.4      Budget; Audit Rights..........................................23

ARTICLE III         BUILDING SERVICES, IDENTITY, SIGNAGE, AND MANAGEMENT.....25

      3.1      Building Standard and Above Standard Services.................25

      3.2      Keys and Locks................................................29

      3.3      Graphics and Building Directory...............................29

      3.4      Building Identity; Signage; Exclusivity.......................29

      3.5      Communications Equipment......................................31

      3.6      Building Management...........................................33

ARTICLE IV          CARE OF PREMISES; LAWS, RULES AND REGULATIONS............34

      4.1      Care of Leased Premises.......................................34

      4.2      Access of Landlord to Leased Premises.........................34

      4.3      Nuisance......................................................35

      4.4      Laws and Regulations; Rules of Building.......................35

      4.5      Legal Use and Violations of Insurance Coverage................35

      4.6      Environmental Laws............................................36

ARTICLE V           LEASEHOLD IMPROVEMENTS AND REPAIRS.......................37

      5.1      Leasehold Improvements........................................37

      5.2      Alterations...................................................37

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

      5.3      Non-Removable Improvements....................................38

      5.4      Mechanics Liens...............................................38

      5.5      Repairs by Landlord...........................................39

      5.6      Repairs by Tenant.............................................40

      5.7      Art...........................................................40

ARTICLE VI          CONDEMNATION, CASUALTY AND INSURANCE.....................41

      6.1      Condemnation..................................................41

      6.2      Damages from Certain Causes...................................43

      6.3      Casualty Clause...............................................43

      6.4      Property Insurance............................................44

      6.5      Liability Insurance...........................................44

      6.6      Hold Harmless.................................................45

      6.7      WAIVER OF RECOVERY............................................45

ARTICLE VII         DEFAULTS, REMEDIES, BANKRUPTCY, SUBORDINATION............46

      7.1      Default and Remedies..........................................46

      7.2      Insolvency or Bankruptcy......................................49

      7.3      Negation of Lien for Rent.....................................49

      7.4      Attorney's Fees...............................................49

      7.5      No Waiver of Rights...........................................49

      7.6      Holding Over..................................................50

      7.7      Subordination.................................................50

      7.8      Estoppel Certificate..........................................51

      7.9      Subsequent Documents..........................................51

      7.10     Interest Holder Privileges....................................52

ARTICLE VIII        SUBLEASING, ASSIGNMENT, LIABILITY, AND CONSENTS..........52

      8.1      Sublease or Assignment by Tenant..............................52

      8.2      Assignment by Landlord........................................54

ARTICLE IX          PURCHASE AND SALE........................................55

      9.1      Tenant's Right of First Refusal to Purchase...................55

      9.2      Right of First Offer on Sale..................................55

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

ARTICLE X           EXPANSION RIGHTS.........................................56

     10.1      Tenant Expansion Notices......................................56

     10.2      Landlord Expansion Response...................................56

     10.3      Expansion Space Leases........................................56

     10.4      Intentionally Omitted.........................................58

     10.5      Subordination of Expansion Space Rights.......................58

     10.6      Duration......................................................58

     10.7      Disputes......................................................58

ARTICLE XI          INTENTIONALLY OMITTED....................................59

ARTICLE XII         INTENTIONALLY OMITTED....................................59

ARTICLE XIII        TENANT REMEDIES..........................................59

ARTICLE XIV         MISCELLANEOUS............................................59

     14.1      Notices.......................................................59

     14.2      Brokers.......................................................59

     14.3      Binding on Successors.........................................60

     14.4      Rights and Remedies Cumulative................................60

     14.5      Governing Law.................................................60

     14.6      Rules of Construction.........................................60

     14.7      Authority and Qualification...................................60

     14.8      Severability..................................................60

     14.9      Quiet Enjoyment...............................................60

     14.10     Limitation of Personal Liability..............................60

     14.11     Memorandum of Lease...........................................61

     14.12     Consents......................................................61

     14.13     Time of the Essence...........................................61

     14.14     Amendments....................................................61

     14.15     Entirety......................................................61

     14.16     References....................................................61

     14.17     Counterpart Execution.........................................61

     14.18     No Partnership................................................61

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page
                                                                            ----

     14.19     Captions......................................................61

     14.20     Required Radon Notice.........................................61

     14.21     Changes to Project by Landlord................................62

     14.22     Storage Space.................................................62

     14.23     WAIVER OF JURY TRIAL..........................................62

     14.24     Confidential Information......................................62

EXHIBITS AND SCHEDULES

     Exhibit A      Leased Premises, Building NRA, Leased Premises NRA, Tenant
                    Occupancy Percentages and Annual Basic Rent Factor
     Exhibit B      Form of Confidentiality Agreement
     Exhibit C      Form of Subordination, Attornment and Non-Disturbance
                    Agreement
     Exhibit D      Form of Estoppel Certificate
     Exhibit E      Form of Subtenant Non-Disturbance Agreement

     Schedule 1     Annual Basic Rent Factor Table
     Schedule 2     Description of Environmental Information
     Schedule 3     Description of Tenant's Art

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (this "Lease") is made and entered into as of
             , 200  by and between [_______________________], a
-------------     -
[_________________] (hereinafter called "Landlord"), and BANK OF AMERICA, N.A., a national banking association (hereinafter called "Tenant").

                                   BACKGROUND

     WHEREAS, First States Investors 5000A ("First States"), as landlord, and Tenant, as tenant, are parties to a certain Master Lease Agreement dated June 30, 2003 ("Original Lease") pursuant to which Landlord leased to Tenant certain properties, including the Leased Premises (as hereinafter defined); and

     WHEREAS, First States has sold to Landlord the Building of which the Leased Premises form a part, and Landlord and Tenant are entering into this Lease pursuant to Section 9.3 of the Original Lease.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
             BASIC LEASE INFORMATION, LEASED PREMISES, TERM, AND USE

1.1 Basic Lease Information; Definitions.

     (a) The following Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinbelow set forth.

Commencement Date:                 , 20  .
                         ----------    --

Expiration Date:         [To be determined pursuant to Section 9.3 of the
                         Original Lease].

Initial Term:            Commencing on [__________________________]. and, unless
                         sooner terminated as herein provided, ending on      ,
                                                                         -----
                              . [To be determined pursuant to Section 9.3 of the
                         -----
                         Original Lease]. Initial Term will, subject to Section
                         9.3 of the Original Lease, expire either (i) 5 years next following the Commencement Date, or (ii) June 30,
                         2023.

Leased Premises:         That portion of the Project identified in Exhibit A
                         being demised and leased to Tenant hereunder.

Landlord's Address for
                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

   with a copy to:
                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

Tenant's Address for     Bank of America, N.A.
Notices:                 525 North Tryon
                         3rd Floor - Corporate Real Estate Department
                         NC1-023-03-03
                         Charlotte, NC 28255
                         Attention: Property Services
                         Fax: (704) 386-7339

   with a copy to:       Bank of America, N.A.
                         901 Main Street, 68th Floor
                         Dallas, TX 75202-3714
                         Attention: Michael F. Hord, Associate General Counsel
                         Fax: (214) 209-0871

   and to:               Trammell Crow Corporate Services, Inc.
                         2850 North Federal Highway
                         Lighthouse Point, Florida 33064
                         Attention: Chuck Dunn, Senior Vice President
                         Fax: (954) 786-4405

   and to:               Jones Lang LaSalle Americas, Inc.
                         355 South Grand Avenue
                         Suite 4280
                         Los Angeles, CA 90071
                         Attention: John L. Vinnicombe, Executive Vice President
                         Fax: (213) 680-4933

Interest Holder's
Address for Notices:
                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------
     with a copy to:
                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

     (b) As used in this Lease, the following terms shall have the respective meanings indicated below, and such meanings are incorporated in each such provision where used as if fully set forth therein:

     "Above Standard Services" shall have the meaning assigned to such term in
     Section 3.1(c).

     "Above Standard Services Rent" shall mean any and all charges required to be paid by Tenant for Above Standard Services as expressed in Section 3.1(c).

     "Additional Equipment" shall have the meaning assigned to such term in
     Section 3.5.

     "Additional Rent" means Tenant's Operating Expense Share, Tenant's Tax Share, Above Standard Services Rent and all other sums (other than Annual Basic Rent) that Tenant is obligated to pay or reimburse to Landlord as required by the terms of this Lease.

     "Affiliate" or "Affiliates" means any person or entity controlling, controlled by, or under common control with another such person or entity. "Control" as used herein shall mean the possession, direct or indirect, or the power to direct or cause the direction, of the management and policies of such controlled person or entity. The ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of, or possession of the right to vote in, the ordinary direction of its affairs, more than fifty percent (50%) of the voting interest in, any person or entity shall be presumed to constitute such control. In the case of Landlord (if Landlord is a partnership), the term Affiliate shall also include any person or entity controlling or controlled by or under common control with any general partner of Landlord or any general partner of Landlord's general partner.

     "Annual Basic Rent" means $                    per annum [Insert Annual
                                -------------------
     Basic Rent plus Excess Basic Rent payable under Original Lease], except that the Annual Basic Rent for any Short Term Expansion Space shall equal the Fair Market Rental Value of such Short Term Expansion Space as provided in Article X. During the Renewal Terms of this Lease, the Annual Basic Rent shall equal the Fair Market Rental Value of the Leased Premises. The Annual Basic Rent due under this Lease shall be re-calculated each time there is a change in the Annual Basic Rent Factor or in Tenant's Occupancy Percentage or a required conversion to, or adjustment in, the Fair Market Rental Value of a Project.

     "Annual Basic Rent Factor" shall mean $8.60 per square foot of Net Rentable Area. On the first day of the sixth Lease Year, and on the first day of every fifth Lease Year thereafter during the Term (i.e., the eleventh, sixteenth, twenty-first, etc. Lease Years), the Annual Basic Rent Factor shall be increased as set forth on Schedule 1 hereto. [This definition remains only if this is a "Continuing Term Separate Lease"].

     "Applicable Rate" shall mean an annual rate of interest equal to the lesser of (i) the Prime Rate plus two percent (2%) and (ii) the maximum contract interest rate per annum allowed by North Carolina law.

     "Appraiser" shall mean an independent professional real estate appraiser, MAI or equivalent, with at least ten (10) years' experience appraising commercial real estate comparable to the subject Project or Leased Premises, who shall be associated with a nationally-recognized real estate services firm offering appraisal services, with local offices in the region where the subject Project is located, and which firm is not under contract with or otherwise so associated with either Landlord or Tenant as to reasonably impair its or their ability to render impartial judgments (it being agreed that an Appraiser that performs residential or commercial property appraisals for Tenant in Tenant's capacity as a mortgage lender shall not be disqualified from serving as an Appraiser solely as a result of such other relationship with Tenant).

     "Art" shall have the meaning assigned to such term in Section 5.8.

     "ATM" shall mean automated teller machine.

     "Banking" shall have the meaning assigned to such term in Section 1.5.

     "BOMA" shall mean the Building Owners and Managers Association.

     "Budget" shall have the meaning assigned to such term in Section 2.4(a).

     "Building" shall mean the buildings identified on Exhibit A in which the Leased Premises are located.

     "Building Operating Hours" shall mean from 7:00 a.m. to 7:00 p.m. on Mondays through Fridays and from 8:00 a.m. to 2:00 p.m. on Saturdays, excepting Holidays.

     "Building Rules" shall have the meaning assigned to such term in Section
     4.4.

     "Building Standard Services" shall have the meaning assigned to such term in Section 3.1(a).

     "Building Standards" shall mean the materials of the type, quality and quantity generally used throughout the Building and in Comparable Buildings.

     "Bureau of Labor Statistics" shall mean the U.S. Department of Labor, Bureau of Labor Statistics.

     "Casualty" shall have the meaning assigned to such term in Section 6.3(a).

     "Commencement Date" shall have the meaning assigned to such term in Section 1.1(a).

     "Common Areas" shall have the meaning assigned to such term in Section 1.2.

     "Communications Equipment" shall have the meaning assigned to such term in
     Section 3.5.

     "Comparable Buildings" shall mean a quality, age, location and construction that is comparable to that of other buildings comparable to the Building within the metropolitan area within which the Building is located.

     "Damaged Property" shall have the meaning assigned to such term in Section 6.3(a).

     "Drive-Through Banking Facility" shall mean the portion of the Leased Premises, if any, identified as a Drive-Through Banking Facility in Exhibit A.

     "Enforcement" shall have the meaning assigned to such term in Section 7.7.

     "Environmental Information" shall have the meaning assigned to such term in
     Section 4.6(a).

     "Environmental Matters" shall have the meaning assigned to such term in
     Section 4.6(b).

     "Expansion Rights" shall have the meaning assigned to such term in Section 10.3.

     "Expansion Space" shall have the meaning assigned to such term in Section 10.3.

     "Expansion Space Acceptance" shall have the meaning assigned to such term in Section 10.3.

     "Expiration Date" shall have the meaning assigned to such term in Section 1.1(a).

     "Event of Default" shall have the meaning assigned to such term in Section 7.1(a).

     "Facility Manager" shall have the meaning assigned to such term in Section 3.6.

     "Fair Market Rental Value" shall mean the fair market rental value, as of the date the determination is made, that would be obtained in an arm's-length net lease (i.e., net of all operating expenses, real estate taxes, utilities and other pass-throughs) between an informed and willing tenant (other than a tenant in possession) and an informed and willing landlord, neither of whom is under any compulsion to enter into such transaction, for space in Comparable Buildings that is comparable in size, location and quality to the Leased Premises, for a comparable term. Such Fair Market Rental Value shall be calculated assuming that (i) the Leased Premises are in the condition and state of repair required under the Lease,
     (ii) Tenant is in compliance with the requirements of the Lease and (iii) Tenant will accept the Leased Premises in "AS-IS" condition. In determining the Fair Market Rental Value for the Project, the Appraiser shall give due consideration, to and make any necessary adjustments to the rentals paid at Comparable Buildings in light of, the following factors: (i) Tenant will not receive, and Landlord will not pay, any tenant improvement, relocation, moving or other allowance, rent abatement or other reduced or free rent period or any other allowance or concession in connection with Tenant's leasing of the Leased Premises, (ii) except as expressly provided herein with respect to Expansion Space, Tenant's obligation to pay Rent commences on the date possession of the Leased Premises are delivered to Tenant, (iii) Landlord will not pay any brokers' fee or commission in connection with Tenant's leasing of the Leased Premises, (iv) the Landlord's inclusion, and Tenant's payment, of amortized capital expenditures in Operating Expenses to the extent provided in this Lease and (v) the creditworthiness of Tenant and the tenants at Comparable Buildings. For Short Term Expansion Space only, the Fair Market Rental Value shall be determined without regard to the value added by any alterations or improvements made to such space by Tenant after it was added to the Lease Premises as provided in Article X.

     "Floor Common Area" shall have the meaning assigned to such term in the Measurement Standard.

     "Force Majeure Events" means events beyond Landlord's or Tenant's (as the case may be) control, which shall include, without limitation, all labor disputes, governmental regulations or controls, war, fire or other casualty, inability to obtain any material or services, acts of God, or any other cause not within the reasonable control of Landlord or Tenant (as the case may be). The times for performance set forth in this Lease (other than for monetary obligations of a party) shall be extended to the extent performance is delayed by Force Majeure Events.

     "GAAP" shall mean generally accepted accounting principles, consistently applied.

     "Governmental Authority" means the United States, the state, county, city and political subdivision in which a Project is located or that exercises jurisdiction over the Project, Landlord or Tenant, and any agency, department, commission, board, bureau or instrumentality of any of the foregoing that exercises jurisdiction over the Project, Landlord or Tenant.

     "Gross Revenue" for the Project shall mean all gross income generated in connection with the Project, including, without limitation, basic rents, additional rents and other charges collected from Tenant and other tenants or occupants of the Project and income from services, coin operated vending machines and telephones, parking facilities, but excluding (i) security deposits, unless and not until such deposits are applied as rental income,
     (ii) interest on bank accounts for the operation of the Project, (iii) proceeds from the sale or refinancing of the Project, (iv) insurance proceeds or dividends received from any insurance policies pertaining to physical loss or damage to the Project, (v) condemnation awards or payments received in lieu of condemnation of the Project, and (vi) any trade discounts and rebates received in connection with the purchase of personal property or services in connection with the operation of the Project.

     "Hazardous Materials" means any flammable materials, explosive materials, radioactive materials, asbestos-containing materials, the group of organic compounds known as polychlorinated biphenyls and any other hazardous, toxic or dangerous waste, substance or materials defined as such in (or for purposes of) the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S)(S) 9601 to 9675, the federal Hazardous Materials Transportation Act, 42 U.S.C.

     (S)(S) 5101 to 5127, the federal Solid Waste Disposal Act as amended by the Resources Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901 to 6992k, the federal Toxic Substance Control Act, 15 U.S.C. (S)(S) 2601 to 2692 or any other Legal Requirement from time to time in effect regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material.

     "Holidays" shall mean New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day and any and all other dates observed as bank holidays by national banks. If, in the case of any holiday described above, a different day shall be observed than the respective day described above, then that day that constitutes the day observed by national banks in the state in which the Project is located on account of such holiday shall constitute the Holiday under this Lease.

     "HVAC" shall mean heating, ventilating and air conditioning.

     "Initial Term" shall have the meaning assigned to such term in Section 1.1(a).

     "Interest Holder" shall have the meaning assigned to such term in Section 7.7.

     "JLL" means Jones Lang LaSalle Americas, Inc.

     "Land" shall mean the parcels of land identified on Exhibit A on which the Building, Common Areas, Drive-Through Banking Facilities and Parking Areas, if any, and other elements of the Project are located.

     "Landlord" shall have the meaning assigned to such term in the parties paragraph.

     "Landlord Default" shall have the meaning assigned to such term in Section 7.1(f).

     "Landlord Designated Submanager" shall have the meaning assigned to such term in Section 3.6.

     "Landlord Expansion Response" shall have the meaning assigned to such term in Section 10.2.

     "Lease" shall have the meaning assigned to such term in the parties paragraph.

     "Leased Premises" shall have the meaning assigned to such term in Section 1.1(a).

     "Lease Year" means a period of one (1) year; provided that the first Lease
     Year shall commence on the Commencement Date and shall end on             ;
                                                                   ------------
     the second Lease Year commences upon the expiration of first Lease Year and ends one (1) year later, and all subsequent Lease Years commence upon the expiration of the prior Lease Year, except that the last Lease Year during the Term ends on the last day of the Term. The Lease Year for all Projects covered by this Lease shall be the same.

     "Legal Requirements" means any law, statute, ordinance, order, rule, regulation or requirement of a Governmental Authority.

     "MAI" means Member of the Appraisal Institute.

     "Maximum Renewal Term Basic Rent" shall have the meaning assigned to such term in Section 1.4(c).

     "Measurement Standard" shall mean the Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996, as promulgated by BOMA.

     "Net Rentable Area" shall mean, as applicable, the net rentable areas of the Leased Premises and the Buildings, determined in conformity with the Measurement Standard. The approximate Net Rentable Areas of the Leased Premises, the Occupied Release Premises and the Buildings are as specified in Exhibit A; provided that the final and stipulated Net Rentable Areas of the Leased Premises, the Occupied Release Premises and each of the Buildings shall be re-measured by Landlord on or before October 31, 2003, in conformity with the Measurement Standard as expressed in the Purchase Agreement. Once such re-measurement is completed, Landlord and Tenant shall
     (i) amend the Lease Supplements and Exhibit A to confirm, effective as of the Commencement Date, the correct Net Rentable Areas, Occupancy Percentages and Annual Basic Rents and (ii) recalculate and confirm in writing the Net Rentable Area subject to Termination Rights under Section
     11.4 below.

     "Non-Removable Improvements" shall have the meaning assigned to such term in Section 5.3.

     "Notice Parties" shall mean the parties identified in Section 1.1(a), and any successor or additional party as a Notice Party may from time to time designate, as parties entitled to receive written notices under this Lease.

     "Notice to Vacate" shall have the meaning assigned to such term in Section 11.1.

     "Occupancy Percentage" shall mean a fraction, expressed as a percentage, the numerator of which is the Net Rentable Area of the Leased Premises in the Building at the time the determination is made, and the denominator of which is Net Rentable Area of the Building, all as set forth on Exhibit A hereto, as amended from time to time. The Occupancy Percentage for the Project shall be re re-calculated each time there is a change in the Net Rentable Area of the Leased Premises or the Building at such Project.

     "Operating Expenses" shall have the meaning assigned to such term in
     Section 2.2(b).

     "Operating Expense Statement" shall have the meaning assigned to such term in Section 2.2(f).

     "Outside Completion Date" shall have the meaning assigned to such term in
     Section 6.3(d).

     "Owner" shall have the meaning assigned to such term in Section 7.7.

     "Parking Areas" shall mean the exclusive and non-exclusive parking areas and facilities for the Project as indicated on Exhibit A, together with any connecting walkways, covered walkways, tunnels, or other means of access to the Building, and any additional minor improvements now or hereafter located on the Land related to the foregoing facilities.

     "Pre-Committed Space" shall have the meaning assigned to such term in
     Section 10.1.

     "Prime Rate" shall mean the "prime rate" announced by Bank of America, N.A., or its successor, from time to time (or if the Prime Rate is discontinued, the rate announced as that being charged to said bank's most credit-worthy commercial borrowers).

     "Project" means the Land, the Building, the Common Areas, including, without limitation, the Parking Areas, any Drive-Through Banking Facilities, and any and all additional improvements now or hereafter located on the Land that serve the Building, the Common Areas, including, without limitation, the Parking Areas, any Drive-Through Banking Facilities or the tenants of the Building generally.

     "Qualified Damage" shall have the meaning assigned to such term in Section 6.3(b).

     "Real Estate Taxes" shall have the meaning assigned to such term in Section 2.3(b).

     "Remedial Work" means the removal, relocation, elimination, remediation or encapsulation of Hazardous Materials from all or any portion of the Leased Premises or the Common Areas and, to the extent thereby required, the reconstruction and rehabilitation of the Leased Premises or the Common Areas pursuant to, and in compliance with this Lease.

     "Renewal Option(s)" shall have the meaning assigned to such term in Section 1.4(a).

     "Renewal Option Notice Date" shall mean, with respect to a Renewal Option, the date on which Tenant sends written notice of exercise of such Renewal Option to Landlord as provided in Section 1.4.

     "Renewal Premises" shall have the meaning assigned to such term in Section 1.4(c).

     "Renewal Terms" shall have the meaning assigned to such term in Section 1.4(a).

     "Rent" means Annual Basic Rent and Additional Rent.

     "ROFO Eligible Conditions" shall have the meaning assigned to such term in
     Section 9.2.

     "ROFO Eligible Property" shall have the meaning assigned to such term in
     Section 9.2.

     "SAR" shall mean Strategic Alliance Realty.

     "SEC" shall have the meaning assigned to such term in Section 14.24.

     "Security Areas" shall have the meaning assigned to such term in Section
     4.2.

     "Self-Insurance Net Worth Test" shall mean, as of any date, that (i) Tenant has a net worth of at least $1,000,000,000.00 and (ii) Tenant's long-term senior unsecured debt obligations are rated at least BBB (or its equivalent) by Duff & Phelps and Baa2 (or its equivalent) by Moody's at of that date; provided that if Tenant is rated by only one of Duff & Phelps or Moody's, such obligations shall have such rating from Duff & Phelps or Moody's, as the case may be, and a comparable rating from one of Fitch Investors Service, S&P or another nationally-recognized rating agency.

     "Service Failure" shall have the meaning assigned to such term in Section 3.1(e).

     "Short Term Expansion Space" shall have the meaning assigned to such term in Section 10.3.

     "Sublet Space" shall have the meaning assigned to such term is Section 8.1(b).

     "Subtenant Non-Disturbance Agreement" shall mean a written agreement substantially in the form attached as Exhibit F hereto among Landlord, Tenant, and any Interest Holders pursuant to which Landlord and such Interest Holders agree not to disturb such subtenant's possessory and other rights under the Sublease, and such subtenant agrees to attorn to and recognize Landlord, notwithstanding any expiration or earlier termination of the Term of this Lease prior to the expiration or earlier termination of the term of the Sublease, except to the extent that such possessory or other rights can be disturbed or terminated as provided in the Sublease.

     "Tax Statement" shall have the meaning assigned to such term in Section 2.3(a).

     "TCCS" shall mean Trammell Crow Corporate Services, Inc.

     "Tenant" shall have the meaning assigned to such term in the parties paragraph.

     "Tenant's Business Equipment" shall have the meaning assigned to such term in Section 5.3.

     "Tenant Designated Submanager" shall have the meaning assigned to such term in Section 3.6.

     "Tenant Expansion Notice" shall have the meaning assigned to such term in
     Section 10.1.

     "Tenant Managed Project" shall have the meaning assigned to such term in
     Section 3.6.

     "Tenant's Operating Expense Share" shall have the meaning assigned to such term in Section 2.2(a).

     "Tenant's Tax Share" shall have the meaning assigned to such term in
     Section 2.3(a).

     "Term" shall have the meaning assigned to such term in Section 1.3.

     "Transfer Notice" shall have the meaning assigned to such term in Section 8.1(b).

     "VARA" means the Visual Artists Rights Act of 1990, as amended.

1.2 Leased Premises. Subject to and upon the terms hereinafter set forth, Landlord does hereby lease and demise to Tenant, and Tenant does hereby lease and take from Landlord, the Leased Premises. The initial Leased Premises demised hereunder are described in Exhibit A hereto. Tenant shall be entitled to the following as appurtenances to the Leased Premises: the right to use (a) the Parking Areas, if any, identified on Exhibit A (b) for Tenant's non-exclusive use, the roof of the Building in accordance with Section 3.5 hereof, (c) for Tenant's exclusive use, the restrooms, telephone, electric and other utility closets on floors leased entirely by Tenant; provided that if such facilities also serve floors in a Building that is not fully leased by Tenant, Tenant's use of such facilities shall be non-exclusive and in common with Landlord and other tenants or occupants of the floors also serviced by such facilities and (d) for use in common with Landlord and other tenants or occupants of the Projects, their invitees and guests and others as designated by Landlord from time to time, all areas, facilities and systems, including risers, telephone, electric and other utility closets in the Building and other portions of the Project available from time to time for the common use of tenants in the Building (all such areas, facilities and systems, together with all areas, facilities and systems denominated as "Building Common Areas" and "Floor Common Areas" in the Measurement Standard, the "Common Areas") and all rights and benefits appurtenant to, or necessary or incidental to, the use and enjoyment of the Leased Premises by Tenant for the purposes permitted by Section 1.5 hereof including, but not limited to, the right of Tenant, its employees and invitees, in common with Landlord and other persons, to use any non-exclusive easements and/or licenses in, about or appurtenant to the Project, including but not limited to the non-exclusive right to use any walkways, tunnels, and skywalks connected to the Project.

1.3 Term. The Initial term of this Lease shall be as described in Section 1.1(a), which Initial Term may be renewed and extended as provided in Section
1.4 (the Initial Term and, to the extent renewed and extended, any such Renewal Terms are hereinafter collectively called the "Term"). Tenant is in possession of the Leased Premises as of the date of this Lease and shall accept the Leased Premises in its "AS-IS" condition on the Commencement Date, subject to all applicable Legal Requirements, covenants and restrictions. Landlord has made no representation or warranty regarding the suitability of the Leased Premises or the Building for the conduct of Tenant's business, and Tenant waives (a) any implied warranty that the Leased Premises or the Building are suitable for Tenant's intended purposes, (b) any right of Tenant to claim that the Leased Premises are not now or in the future in compliance with Legal Requirements (except to the extent that any such future non-compliance with Legal Requirements within the Leased Premises was caused by any act or omission of Landlord, or its agents, servants or employees) and (c) any right of Tenant to claim that the Building is not in compliance with Legal Requirements in effect on the Commencement Date. Except as otherwise expressly set forth in this Lease to the contrary, in no event shall Landlord have any obligation for any defects in effect on the Commencement Date in the Leased Premises or the Building or any limitation on their respective uses.

1.4 Options to Renew; Special Notice of Non-Renewal.

     (a) [To adjust subject to and in accordance with Section 9.3 of Original Lease] Subject to the conditions hereinafter set forth, Tenant is hereby granted options (individually, a

"Renewal Option" and, collectively, the "Renewal Options") to renew the Term (including any Expansion Space) for [_____] successive periods of five (5) years each (individually, a "Renewal Term" and collectively the "Renewal Terms"); provided that the Term of this Lease shall not extend beyond June 30, 2053.

     (b) The first Renewal Term shall commence at the expiration of the Initial Term, and each subsequent Renewal Term shall commence at the expiration of the prior Renewal Term. Tenant shall exercise its options to renew, if at all, by delivering notice of such election to Landlord not later than twelve (12) months prior to the expiration of the Initial Term or the expiration of the then `current Renewal Term, as the case may be. IN ORDER TO PREVENT TENANT'S INADVERTENT FORFEITURE OF ANY THEN REMAINING RENEWAL OPTION, IF TENANT SHALL FAIL TO TIMELY EXERCISE ANY AVAILABLE RENEWAL OPTION, TENANT'S RIGHT TO EXERCISE SUCH RENEWAL OPTION SHALL NOT LAPSE UNTIL LANDLORD SHALL DELIVER TO TENANT WRITTEN NOTICE THAT SUCH NOTICE OF EXERCISE HAS NOT BEEN DELIVERED AND TENANT SHALL THEREAFTER FAIL TO EXERCISE SUCH RENEWAL OPTION WITHIN TEN (10) DAYS FOLLOWING THE DELIVERY OF SUCH NOTICE.

     (c) The Annual Basic Rent to be paid by Tenant for the Leased Premises during a Renewal Term (any such premises, the "Renewal Premises") shall equal the Fair Market Rental Value of such Renewal Premises during such Renewal Term as determined by the parties or, in the absence of their agreement, determined by appraisal as expressed below.

     (d) Within thirty (30) days following the Renewal Option Notice Date, Landlord shall deliver to Tenant, a proposal setting forth Landlord's determination of the Fair Market Rental Value for the Renewal Premises during the applicable Renewal Term. For thirty (30) days thereafter, Landlord and Tenant shall negotiate in good faith to reach agreement as to the Fair Market Rental Value for the Renewal Premises. Tenant's leasing of the Renewal Premises shall be upon the same terms and conditions as set forth in this Lease, except
(i) the Annual Basic Rent during the Renewal Term shall be determined as specified in Sections 1.4(c) and (e) and (ii) the leasehold improvements for the space in question will be provided in their existing condition, on an "AS-IS" basis at the time the Renewal Term commences. Once established, the Annual Basic Rent for the applicable Renewal Term will remain fixed for each five (5) year Renewal Term, and be paid monthly in advance.

     (e) If Landlord and Tenant are unable to reach a definitive agreement as to the Fair Market Rental Value applicable to Renewal Premises within sixty (60) days following the Renewal Option Notice Date, the Fair Market Rental Value will be submitted for resolution in accordance with the provisions of this Section 1.4(e). Within seventy-five (75) days following the Renewal Option Notice Date (or, if later, within fifteen (15) days following the date on which either Landlord or Tenant notifies the other party in writing that such notifying party desires to have the Annual Basic Rent for a Renewal Term determined by appraisal), Landlord and Tenant shall each select and engage an Appraiser to determine the Fair Market Rental Value of the Renewal Premises. If either party fails to select and engage an Appraiser within such time, if such failure continues for more than five (5) business days following such party's receipt of written notice that states in all capital letters (or other prominent display) that such party has failed to select an Appraiser as required under the Lease and will be deemed to have waived certain rights granted to it under the Lease unless it selects an Appraiser within five (5) business days, the Fair Market Rental Value will be determined by the Appraiser engaged by the other party. Each Appraiser shall prepare an appraisal report and submit it to both Landlord and Tenant within thirty (30) days following the date on which the last Appraiser was selected. If the higher of the two appraisals of Fair Market Rental Value does not exceed one hundred five percent (105%) of the lower of the two appraisals of Fair Market Rental Value, then the average of the two (2) appraisals shall be the Fair Market Rental Value for the Renewal Premises. If the higher of the two appraisals of Fair Market Rental Value exceeds 105% of the lower of the two appraisals of Fair Market Rental Value, then within seven (7) days after receipt by Landlord and Tenant of both appraisal reports, the Appraisers selected by Landlord and Tenant shall agree on a third Appraiser to determine Fair Market Rental Value. The third Appraiser shall not perform a third appraisal, but shall, within ten (10) days after his or her designation, select one (1) of the two (2) appraisals already performed, whichever of the two appraisals the third Appraiser determines to be closest to Fair Market Rental Value, as the controlling determination of the Fair Market Rental Value. The decision of the third Appraiser shall be conclusive, and, subject to the limitations expressed in
Section 1.4(c), shall be the Fair Market Rental Value for the Renewal Premises for the Renewal Term. Each party shall pay the costs of its Appraiser and one-half of the cost of the third Appraiser. The instructions to the Appraisers with respect to the determination of the Fair Market Rental Value applicable to such space will be to determine the Fair Market Rental Value for such space as of the relevant Renewal Term, assuming that such space will be leased on an "AS-IS" basis. Within thirty (30) days following the determination of the Fair Market Rental Value, Tenant shall elect one (1) of the following options: (A) to revoke the exercise of the subject Renewal Option, in which event, the Term of this Lease shall automatically, and without further action of Landlord or Tenant, expire on the later of (1) the expiration of the then existing Term or
(2) the last day of the calendar month that is six (6) months following the month in which Tenant's notice of revocation was given to Landlord or (B) to renew the Lease at the rate to be determined in accordance with this Section 1.4(e) after the Fair Market Rental Value has been determined by appraisal. If Tenant fails to exercise any of the foregoing options within the thirty (30) day period, Tenant shall be deemed to have elected option (A). If Tenant has elected option (B), Tenant thereby shall have irrevocably exercised its right to renew the Term and Tenant may not thereafter withdraw the exercise of the Renewal Option; in such event the renewal of this Lease shall be upon the same terms and conditions of this Lease, except (i) the Annual Basic Rent during the Renewal Term shall be determined in accordance with the foregoing provisions and (ii) the leasehold improvements for the space in question will be provided in their existing condition, on an "AS-IS" basis at the time the Renewal Term commences. If the Annual Basic Rent for a Renewal Term has not been determined prior to the commencement of such Renewal Term, Tenant shall pay to Landlord as of the commencement of the Renewal Term the same Annual Basic Rent as Tenant was paying immediately prior to the commencement of the Renewal Term, subject to adjustment upon final determination. Once established, the Annual Basic Rent for the Renewal Term will remain fixed for each five (5) year Renewal Term, and be paid monthly in advance.

     (f) Notwithstanding anything to the contrary contained in this Section 1.4, subject to the provisions of Section 1.4(a) above, Tenant's failure to give the required renewal notice in conformity with the requirements of Section 1.4(b) shall render the upcoming and all subsequent Renewal Options for the Leased Premises, if there be any, null and void.

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1.5 Use. Each of the Leased Premises may be used and occupied by Tenant (and its permitted assignees and subtenants) only for banking and related uses and general business office purposes and such other lawful purposes as are consistent with banking and general office uses being made from time to time by tenants of the Building. In addition and without limitation of the foregoing, Tenant may maintain (for use by Tenant and its employees, customers, and invitees): (a) conference and/or meeting facilities, (b) libraries, (c) non-retail coffee bars, (d) support staff facilities (including, without limitation, word processing and copy facilities), (e) lunchrooms and kitchen facilities for use by Tenant and its employees and invitees, including vending machines and microwave ovens for use by Tenant and its employees and invitees, subject, however, to Legal Requirements, (f) storage space incidental to banking and general business office purposes only, (g) bank and storage vaults, (h) cash vault, (i) telephone call centers, (j) retail banking facilities and (k) any lawful purpose for which the Leased Premises were used on the Commencement Date. Tenant is not obligated to maintain occupancy in all or any portion of the Leased Premises. For purposes of this Section 1.5, the term "banking" shall be deemed to include, without limitation, all traditional banking activities as well as the sale of insurance and annuities of all types, trust services, investment and financial advice, and the sale of securities. If Tenant receives notice of any material directive, order, citation or of any violation of any Legal Requirement or any insurance requirement, Tenant shall endeavor to promptly notify Landlord in writing of such alleged violation and furnish Landlord with a copy of such notice.

1.6 Survival. Any claim, cause of action, liability or obligation arising during the Term of this Lease in favor of a party hereto and against or obligating the other party hereto shall (to the extent not theretofore fully performed) survive the expiration or any earlier termination of this Lease.

                                   ARTICLE II
                          RENTAL AND OPERATING EXPENSES

2.1 Rental Payments.

     (a) Beginning on the Commencement Date, Tenant shall pay Annual Basic Rent and Additional Rent with respect to the Leased Premises, all as applicable and as required by and in conformity with the provisions of this Lease. Annual Basic Rent shall be due and payable in equal monthly installments on the first day of each calendar month during the Term, in advance. Tenant's Operating Expense Share and Tenant's Tax Share shall be due and payable in accordance with Sections 2.2 and 2.3. Unless otherwise specified herein Above Standard Services Rent shall be payable twenty (20) days following Landlord's submission to Tenant of an invoice therefor.

     (b) Beginning on the Commencement Date, and continuing throughout the Term of this Lease, Tenant shall pay Annual Basic Rent to Landlord. Annual Basic Rent shall be adjusted from time to time each time there is a change in the Annual Basic Rent Factor or in Tenant's Occupancy Percentage for the Project. From and after the expiration of the Initial Term through the expiration of the Renewal Term(s) (to the extent Tenant renews and extends this Lease pursuant to Section
1.4 hereof), Tenant shall pay Annual Basic Rent at the rate determined in accordance with the provisions of Section 1.4.

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

     (c) Intentionally Omitted.

     (d) If the Term commences on a day other than the first day of a calendar month, or if the Term expires on other than the last day of a calendar month, then all installments of Rent that are payable on a monthly basis shall be prorated for the month in which such Term commences or terminates, as the case may be, and the installment or installments so prorated for the month in which such Term commences or terminates, as the case may be, shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the monthly installment by a fraction, the numerator of which shall be the number of days such Rent accrues during said commencement or expiration month, as the case may be, and the denominator of which shall be the actual number of days in the month. If the Term commences or if the Term expires on other than the first day of a calendar year, then all Rent payable on an annual basis shall be prorated for such commencement or expiration year, as the case may be, by multiplying such Rent by a fraction, the numerator of which shall be the number of days of the Term during the commencement or expiration year, as the case may be, and the denominator of which shall be the actual number of days in such commencement or expiration year. In such event, the foregoing calculation shall be made as soon as is reasonably possible. Landlord and Tenant hereby agree that the provisions of this Section 2.1(d) shall survive the expiration or termination of this Lease.

     (e) Tenant agrees to pay all Rent as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without abatement (except as specifically provided in this Lease), demand, offset (except as specifically provided in this Lease) or counterclaim, at Landlord's address as provided herein (or such other address in the continental United States as may be designated in writing by Landlord from time to time). Tenant shall have the right, at its option, to pay Rent by means of electronic funds transfer to such account and depository institution as Landlord shall specify from time to time upon Tenant's request. All Rent owed by Tenant to Landlord under this Lease shall bear interest from the date due thereof until payment is received by Landlord at the Applicable Rate; provided that Landlord shall not be entitled to receive interest during the first thirty (30) days following the payment due date on any overdue amount for which Landlord receives a late charge as provided in Section 2.1(g). All sums owed by Landlord to Tenant pursuant to this Lease shall bear interest from the date due thereof until payment is received by Tenant at the Applicable Rate. Any payments made by Landlord or Tenant to the other hereunder shall not be deemed a waiver by such party of any rights against the other party.

     (f) Tenant recognizes that late payment of any Rent will result in administrative and other expense to Landlord. Therefore, other remedies for nonpayment of Rent notwithstanding, (i) in the event any installment of Annual Basic Rent is not received by Landlord on or before the fifth (5th) day of the month for which it is due, and such amount shall remain unpaid for more than five (5) days after Tenant's receipt of written notice that such amount is past due, then Tenant shall pay to Landlord a late charge equal to two and one half (2 1/2%) percent of the past due installment of Annual Basic Rent, and (ii) in the event any payment of Additional Rent is not received by Landlord within five
(5) days after Tenant's receipt of written notice that such amount is past due, then Tenant shall pay to Landlord an additional charge in an amount equal to the lesser of Two Thousand Five Hundred Dollars ($2,500.00) or one percent (1%) of the overdue amount. Any notice of overdue payment for which Tenant shall be subject to a late

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

charge shall state, in all capital letters (or other prominent display), that Tenant's failure to remit payment by the appointed date shall result in the imposition of a late charge. Landlord may not send any such notice of overdue payment to Tenant prior to the fifth (5th) day following the date such payment is due, and if any such premature notice is sent, it shall be deemed to have been sent on the fifth (5th) day following the date such payment was due. Notwithstanding the foregoing, Tenant shall not be obligated to pay a late charge on installments of Rent to the extent properly abated or set-off by Tenant pursuant to an express right to do so as set forth in this Lease or to the extent that Tenant's payment is deficient by an amount that is less than or equal to one (1%) percent of the total amount due; provided that Tenant shall remit the amount of the deficiency promptly upon and, in any extent, within five
(5) business days following Tenant's receipt of written notice from Landlord that the same is past due. All additional charges described herein are not intended as a penalty, but are intended to liquidate the damages so occasioned to Landlord and to reimburse Landlord for Landlord's additional costs in processing such late payment, which amounts shall be added to the Rent then due.

     (g) Rent received by Landlord shall be applied by Landlord in the following order: (i) Annual Basic Rent, (ii) Tenant's Operating Expense Share, (iii) Tenant's Tax Share, (iv) Above Standard Services Rent and (v) to any remaining items of Rent that are due and unpaid. Subject to the foregoing limitations, Tenant may, by written notice to Landlord with any Rent payment, direct how Rent is to be allocated among one or more Projects.

     (h) In those instances for which the right of offset is expressly provided, Tenant shall be entitled to offset against Rent next coming due any amounts that are owed or payable by Landlord to Tenant under or pursuant to the terms of this Lease as expressed in Article XIII.

2.2 Operating Expenses.

     (a) During each month of the Term of this Lease, on the same date that Annual Basic Rent is due, Tenant shall pay to Landlord, as Additional Rent, an amount equal to one-twelfth (1/12) of the annual cost of Tenant's Occupancy Percentage of the Operating Expenses for the Project as hereinafter provided (the amount so payable by Tenant, "Tenant's Operating Expense Share"). Tenant agrees the amount of Operating Expenses may be estimated by Landlord for the upcoming calendar year. Landlord reserves the right to reasonably re-estimate Operating Expenses (and Tenant's monthly installments of Tenant's Operating Expense Share on account thereof) up to one (1) time each calendar year; provided that any re-estimation made during the course of any calendar year for purposes of adjusting Tenant's monthly installments falling due during the same calendar year shall be made on not less than ninety (90) days' prior notice to Tenant, which notice shall include documentation that evidences and supports, in reasonable detail, the basis and need for Landlord's re-estimation of Operating Expenses. Any overpayment or underpayment of Tenant's Operating Expense Share shall be reconciled after the period for which estimated payments have been made by Tenant as expressed in Section 2.2(f).

     (b) "Operating Expenses," for each calendar year, shall mean all expenses and costs of every kind and nature (other than as set forth in Section 2.2(c)) that have accrued for a particular calendar year, as reasonably allocated by Landlord and, except as otherwise expressly provided herein, computed in accordance with GAAP, on an accrual basis and incurred in connection with the servicing, repairing, maintenance and operation of the Project during each calendar year, including, but not limited to, the expenses and costs set forth in items (i) through (xi) below:

          (i) wages and salaries, including, without limitation, taxes, insurance and benefits, of all persons engaged in operations, on-site property management, maintenance or access control, as reasonably allocated by Landlord (excluding, however, executive personnel of Landlord, senior to the property manager, and personnel to the extent engaged in the development and/or leasing of the Project);

          (ii) replacement costs, whether acquired or leased, of tools and equipment and all costs of materials and supplies, to the extent used in operations, maintenance and access control, as reasonably allocated by Landlord;

          (iii) cost of all utilities, including, but not limited to, electricity, water, gas, steam and sewer charges, except to the extent, if any, that the cost thereof is separately metered and billed to Tenant or any other occupants of the Project or recovered by Landlord (or for which Landlord is entitled to reimbursement, even if not actually collected by Landlord) from Tenant or any other occupants of the Project as Above Standard Services Rent or otherwise;

          (iv) cost of repairing, maintaining and cleaning the Common Areas of the Project and the furniture and furnishings therein;

          (v) cost of all maintenance and service agreements and the equipment therein, including, but not limited to, access control service, window cleaning, mechanical, electrical and plumbing service contracts, including, without limitation, elevator maintenance, janitorial service, security, landscaping maintenance, garbage and waste disposal;

          (vi) cost of repairs and general maintenance (excluding repairs, alterations and general maintenance to the extent covered by proceeds of condemnation or insurance);

          (vii) the cost, amortized over the useful life of the asset in accordance with GAAP, with interest at Landlord's then prevailing borrowing rate, of all repairs and replacements of a capital nature, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, made by Landlord to any Building or the Common Areas (excluding Floor Common Area on floors not leased in whole or in part by Tenant), all to the extent necessary to operate, repair and maintain the Projects in conformity with the requirements of this Lease and in accordance with the accepted principles of sound management practices (and in conformance with GAAP) as applied to the operation, repair and maintenance of Comparable Buildings, but excluding (aa) costs to expand the Net Rentable Area of the Project,
     (bb) except as otherwise expressly required by this Lease, costs to upgrade or improve the general character or quality of the Project or (cc) when Tenant's Occupancy Percentage is greater than thirty-five percent (35%), costs to replace (and not repair or maintain) any major equipment or system serving the Project unless approved by Tenant in a final Budget;

          (viii) the cost of all insurance premiums (a) required to be obtained by Landlord pursuant to this Lease or (b) customarily obtained by the owners of Comparable Buildings, including, but not limited to, the cost of casualty and liability insurance, rental loss insurance for the Project, insurance on Landlord's personal property located in and used in connection with the operation of the Project and insurance covering losses resulting from perils and acts of terrorism on terms specified in Article VI or as otherwise specified from time to time by Landlord;

          (ix) fair market management fees to the property manager for the Project and fair market rentals for a reasonably sized management office (if located in the Project); provided that in no event shall Operating Expenses include any costs attributable to a Building leasing office, and any space used for leasing and management functions shall be reasonably allocated between leasing and management functions for purposes of the pass-through of rental of the on-site management office;

          (x) costs of Remedial Work to the Common Areas (excluding Floor Common Areas on floors not leased in whole or in part by Tenant); provided that Landlord shall not be permitted to include any such costs as Operating Expenses unless (A) Landlord's failure to perform the Remedial Work constitutes a violation of Legal Requirements, (B) Landlord is required to perform the Remedial Work by any notice of violation, order, decree, permit, rule or regulation issued by any Governmental Authority or (C) Landlord's failure to perform the Remedial Work would, in Landlord's reasonable opinion, endanger the health, safety or welfare of any person on or about the Project; and

          (xi) HVAC service for the Common Areas (excluding Floor Common Areas on floors not leased in whole or in part by Tenant) as reasonably determined by Landlord using a consistently applied method of allocation.

For purposes of this Section 2.2(b), the phrase "as reasonably allocated by Landlord" shall mean as allocated by Landlord on a reasonable and consistent basis based upon time, square footage or other comparative measure that fairly reflects the Project's appropriate share of such costs and in a manner that does not result in a profit to Landlord or result in a disproportionate burden to Tenant.

     (c) Anything in the foregoing provisions hereof to the contrary notwithstanding, Operating Expenses shall not include the following:

          (i) repairs or other work occasioned by fire, windstorm or other casualty, the costs of which are reimbursed to Landlord by insurers (or would have been so reimbursed to Landlord if Landlord had been in full compliance with the insurance provisions of this Lease) or by Governmental Authorities in eminent domain or by others; provided that in the event of a loss, the amount of the loss not reimbursed (including the amount of applicable deductibles) shall be includable in Operating Expenses;

          (ii) marketing costs, leasing commissions, broker fees, legal fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants and prospective tenants, or other occupants of the Project and all other legal fees, whether or not in connection with the foregoing;

          (iii) costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants of the Project or vacant space in the Building (including, without limitation, any allowances or inducements made to the tenants and prospective tenants or other occupants or any costs for Remedial Work or compliance with Legal Requirements for such tenants or such space);

          (iv) except to the extent that the same are expressly provided in
     Section 2.2(b), costs incurred by Landlord for alterations and replacements and other costs incurred of a capital nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools that are considered capital expenditures under GAAP;

          (v) amortization (except as set forth in Section 2.2(b)(vii)) and depreciation;

          (vi) expenses in connection with providing Above Standard Services or similar services or benefits that are not Building Standard Services to Tenant or to any other occupants of the Project;

          (vii) costs incurred due to the violation by Landlord or any tenant or other person (other than Tenant, its agents, employees or contractors) of the terms and conditions of any lease or other agreement pertaining to the Project or of any Legal Requirement;

          (viii) fines or penalties incurred due to the Project being in violation of Legal Requirements;

          (ix) costs incurred due to acts of any tenant causing an increase in the rate of insurance on the Building or its contents;

          (x) overhead and profit increment and other fees (including without limitation management fees or rental for a management office) paid to Landlord or subsidiaries or affiliates of Landlord or its partners for services on or to the Project, to the extent that the costs of such services exceed competitive costs for such services rendered by persons or entities of similar skill, competence and experience, other than Affiliates of Landlord;

          (xi) property management fees at the Project in excess of two and one-half percent (2.5%) of Gross Revenues for the Project; except that if the Project is a Tenant Managed Project, all property management fees shall be excluded from Operating Expenses, and, in lieu thereof, (A) Tenant shall be solely responsible for paying the property management fees due the Tenant Designated Submanager and (B) Tenant shall pay Landlord a property management fee equal to one percent (1%) of Gross Revenue for the Project that is paid by Tenant minus one and one-half percent (1.5%) of Gross Revenue, if any, for the Project that is paid by non-Tenant sources;

          (xii) principal, points, fees and interest on any debt;

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

          (xiii) rental under any ground or underlying lease or leases hereafter entered into by Landlord, except for rentals under leases for Parking Areas or other Common Area facilities that are made available for Tenant's use and are, in fact, used by Tenant;

          (xiv) Landlord's general overhead and administration expenses;

          (xv) any compensation paid to clerks, attendants or other persons in commercial concessions operated for profit by Landlord;

          (xvi) any cost or expense to the extent Landlord is entitled to payment or reimbursement from any tenant (including Tenant), insurer or other person (other than through payment of its proportionate share of Operating Expenses) or for which any tenant (including Tenant) pays third persons;

          (xvii) costs incurred in installing, operating and maintaining any specialty facility such as an observatory, broadcasting facilities (other than the Building's music system, life support and security system), and to the extent not available to Tenant (or, if available to Tenant, Tenant nevertheless elects not to (and does not) utilize the same), the costs of any luncheon club, athletic or recreational club or facility, net of revenues generated thereby;

          (xviii) any expenses in connection with on-site parking areas (or off-site parking areas available to tenants of the Building), except to the extent, if any, that such expenses exceed all income in connection with such parking areas;

          (xix) any fines, penalties, legal judgments or settlements or causes of action by or against Landlord; and

          (xx) Real Estate Taxes and any fines, penalties or interest payable in connection therewith.

     (d) Landlord shall use its reasonable efforts to make payments on account of Operating Expenses in a time and manner to obtain the appropriate discounts or rebates available. Landlord shall operate the Project in an efficient manner and exercise reasonable efforts to minimize Operating Expenses consistent with maintaining services at a level consistent with Comparable Buildings. In addition, with respect to janitorial services for the Leased Premises only, Tenant shall have the right, upon sixty (60) days written notice to Landlord, to separately contract for such services. If Tenant makes such election, Operating Expenses shall exclude the cost of providing janitorial services to other tenants and occupants of the Building and all other portions of the Project (except for Common Areas) during the period of time that Tenant separately contracts for its own janitorial services, and the calculation of Tenant's Operating Expense Share shall be adjusted so that Tenant receives the benefit of an appropriate credit for its payment of janitorial expenses allocable to its Leased Premises.

     (e) In the event the Project is not one hundred percent (100%) occupied during any year, appropriate adjustments shall be made (on a consistent basis from Lease Year to Lease Year) to those components of Operating Expenses which vary with Building occupancy, so as to calculate Operating Expenses as though the Building had been one hundred percent (100%)

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

occupied in such year. The percentage of Building occupancy during any Lease Year shall be determined by adding together the total leased space on the first day of each month during such year and dividing by twelve (12). The foregoing notwithstanding, Landlord shall not recover from Tenant and other tenants of the Project an amount in excess of one hundred percent (100%) of the total Operating Expenses paid or incurred by Landlord with respect to the Project.

     (f) Within one hundred twenty (120) days after the end of each calendar year during the Term or as soon thereafter as possible in the exercise of reasonable diligence, Landlord shall provide Tenant a statement (the "Operating Expense Statement") prepared by Landlord showing Operating Expenses for such calendar year broken down by component expenses, in reasonable detail, and calculating Tenant's Operating Expense Share for the applicable year and the prior year. The Operating Expense Statement shall be certified by Landlord's group controller or other officer knowledgeable of the facts certified to therein that, to the best of his or her knowledge, the Operating Expense Statement has been prepared in accordance with the definitions and provisions pertaining to Operating Expenses contained in this Lease. In the event that an Operating Expense Statement indicates that Tenant owes Landlord additional amounts on account of Tenant's Operating Expense Share for said calendar year, Tenant shall pay the amount due within thirty (30) days after delivery of the Operating Expense Statement. Notwithstanding any other provision of this Lease, Landlord shall be estopped from amending, and hereby waives the right to amend, any Operating Expense Statement not amended by Landlord within three (3) years after the end of the calendar year to which said Operating Expense Statement applies, nor shall Landlord have the right through any other procedures or mechanism to collect any Operating Expense not included on the pertinent Operating Expense Statement after the third anniversary of the last day of the calendar year to which said Operating Expense Statement applies, unless before said third anniversary Landlord has delivered to Tenant a revised Operating Expense Statement reflecting such revised Operating Expense (with a reasonably detailed explanation of the reasons for any such revision) and made a written demand for payment of said Operating Expense.

     (g) Any Operating Expense Statement or other notice from Landlord pursuant to this Section 2.2 shall be subject to Tenant's rights of review and audit set forth in Section 2.4. Pending the resolution of any dispute, however, Tenant shall make payments in accordance with said Operating Expense Statement or other notice.

2.3 Real Estate Taxes.

     (a) Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant's Occupancy Percentage of Real Estate Taxes for the Project that become due and payable during the Term of this Lease as hereinafter provided. Landlord shall deliver to Tenant a copy of the Real Estate Tax invoice received by Landlord, together with a written statement ("Tax Statement") setting forth (i) the amount of the Real Estate Taxes set forth on the invoice, and (ii) Tenant's Occupancy Percentage of such Real Estate Taxes, prorated on a per diem basis if only a part of the period for which such Real Estate Taxes relate falls within the Term of this Lease and, with respect to Real Estate Taxes for which a discount is available for early payment, discounted to reflect the greatest possible discount available to Landlord for such early payment, regardless of when such taxes are actually paid and regardless of whether Landlord actually obtains a discount for early payment (the amount so payable by Tenant with respect to each such invoice and in the aggregate, as applicable, "Tenant's Tax Share"). Tenant shall pay Tenant's Tax Share to Landlord within thirty (30) days following Tenant's receipt of the Tax Statement evidencing same.

     (b) "Real Estate Taxes" shall mean all real estate taxes, assessments and other governmental levies and charges, general and special, ordinary or extraordinary, of any kind and nature (including any interest on such assessments whenever the same are permitted to be paid in installments) which may presently or hereafter be imposed, levied, assessed or confirmed by any lawful taxing authorities which may become due and payable out of or for, or which may become a lien or charge upon or against the whole, or any part, of the Project, including, without limitation, taxes imposed on (i) the gross rents or gross receipts (but not the net income) of the Project and (ii) personal property in the Project owned by Landlord and used in connection with the Project, but only to the extent that the same would be payable if the Project were the only property of Landlord. If at any time during the Term the present system of ad valorem taxation of real property is changed or supplemented so that in lieu of or in addition to the ad valorem tax on real property there shall be assessed on Landlord or the Project any tax of any nature that is imposed in whole or in part, in substitution for, addition to, or in lieu of any tax that would otherwise constitute a Real Estate Tax, such tax shall be included within the term "Real Estate Taxes," but only to the extent that the same would be payable if the Project were the only property of Landlord. Such taxes may include, but shall not be limited to, a capital levy or other tax on the gross rents or gross receipts (but not the net income) of the Project or similar tax, assessment, levy or charge measured by or based, in whole or in part, upon any such gross rents or gross receipts. There shall be excluded from Real Estate Taxes (i) any realty transfer or similar taxes imposed on Landlord,
(ii) taxes and assessments attributable to the personal property of other tenants, (iii) federal, state and local taxes on income, (iv) death taxes, (v) franchise taxes and (vi) any taxes (but not including ad valorem property taxes) imposed or measured on or by the net income of Landlord from the operation of the Project or imposed in connection with any change of ownership of the Project. In no event shall Real Estate Taxes be included on the amount, if any, by which the value of leasehold improvements of any other tenant of the Building hereafter made (or leasehold improvements already existing and separately charged as an expense to be paid by such tenant) exceed the value of leasehold improvements generally found in the Building. In the case of Real Estate Taxes that may be paid in installments, only the amount of each installment accruing during a calendar year shall be included in Real Estate Taxes during each calendar year.

     (c) At Tenant's request so long as Tenant's Occupancy Percentage at the Project is at least thirty-five percent (35%), Landlord shall contest or appeal the validity or amount of Real Estate Taxes for the Project by appropriate proceedings. Landlord may also contest or appeal the validity or amount of Real Estate Taxes for the Project on Landlord's own initiative. Tenant shall pay as Additional Rent Tenant's Occupancy Percentage of Landlord's reasonable, out of pocket expenses incurred in any such appeal. Real Estate Taxes that are the subject of an appeal filed by or on behalf of Landlord shall be paid on the basis of the amount reflected in the tax bill and shall not be adjusted until the final determination of the appeal. Within thirty (30) days following such final determination, Landlord will refund to Tenant, or Tenant shall pay to Landlord, as applicable, the difference, if any, between Tenant's Tax Share payments previously made by Tenant and the finally determined amount of Tenant's Tax Share.

     (d) Any Tax Statement or other notice from Landlord pursuant to this
Section 2.3 shall be subject to Tenant's rights of review and audit set forth in
Section 2.4. Pending the resolution of any dispute, however, Tenant shall make payments in accordance with said Tax Statement or other notice.

2.4 Budget; Audit Rights.

     (a) On or before June 1 of each calendar year during the Term of this Lease, Landlord shall deliver to Tenant for Tenant's review and comment, a written estimate in reasonable detail of the projected budget for Operating Expenses and Real Estate Taxes for the Project for the next succeeding calendar year (the "Budget"). The Budget shall show (i) the estimated amount of Operating Expenses, Tenant's Operating Expense Share, Real Estate Taxes and Tenant's Tax Share for the Project, for the next succeeding calendar year, (ii) the estimated amount for each major category of expense that is expected to be included in Operating Expenses during the next succeeding calendar year, including, without limitation, any items that constitute capital expenditures in accordance with this Lease and the amount thereof to be amortized during such calendar year,
(iii) the estimated rates to be charged by Landlord for Above Standard Services for the Project during the next succeeding calendar year and (iv) the actual amounts for all such items for the prior calendar year. It is understood and agreed by Landlord and Tenant that the Operating Expenses and Real Estate Taxes in the Budget shall be estimated on a reasonable good faith basis taking into consideration, among other things, the actual Operating Expenses and Real Estate Taxes for the then current calendar year, a good faith estimate of the rate of cost increases during the then current calendar year, the actual known prospective increases to each item in the Budget and a good faith estimate for contingencies for the next succeeding calendar year. Tenant may disapprove a portion of a proposed Budget only if such portion of the Budget fails to reflect the reasonable and necessary Operating Expenses and Real Estate Taxes to operate, repair and maintain the Project in conformity with the requirements of this Lease and in accordance with the accepted principles of sound management practices as applied to the operation, repair and maintenance of Comparable Buildings; provided, however, if Tenant's Occupancy Percentage of the Project is greater than thirty-five percent (35%), (i) Tenant may disapprove Landlord's decision to replace (and not repair or maintain) any major equipment or system unless Landlord establishes, by certification of a qualified engineer as to whom Tenant has no reasonable objection, that the equipment or system in question is beyond its useful life and that continued repair or maintenance (and not replacement) is not commercially practicable and (ii) Tenant may require Landlord to replace (and not repair or maintain) any major equipment or system if Tenant establishes, by certification of a qualified engineer as to whom Landlord has no reasonable objection, that the equipment or system in question is beyond its useful life and that continued repair or maintenance (and not replacement) is not commercially practicable. If Tenant disapproves a portion of a proposed Budget, Tenant shall so notify Landlord in writing, which notification shall state, in reasonable detail, the item or items of the proposed Budget disapproved by Tenant and the basis for such disapproval. Landlord and Tenant shall negotiate in good faith to resolve any differences concerning any proposed Budget. Landlord shall deliver to Tenant the proposed final Budget for the next succeeding calendar year and the calculation of Tenant's Occupancy Percentage thereof on or before July 15 of each calendar year; provided that if Tenant fails to approve a proposed Budget on or before July 1 of a preceding calendar year, and if the parties have been unsuccessful in their efforts to resolve any disagreements, either Landlord or Tenant may at any time thereafter submit the Budget for the next calendar year (or

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

any portion thereof) to dispute resolution in accordance with the provisions of
Article XII of this Lease, and, in such event, Landlord shall deliver the final Budget to Tenant within thirty (30) days following the completion of the dispute resolution process. Notwithstanding the foregoing, (i) if the dispute resolution process regarding the Budget is not completed by January 1 of the calendar year to which such proposed Budget relates, then (A) the costs set forth on the proposed Budget shall be used for all items not the subject of a dispute, and
(B) to the extent applicable, the prior year's budgeted costs shall be used for all items of a proposed Budget that are the subject of a dispute and (ii) in the event that the actual Operating Expenses or Real Estate Taxes incurred by Landlord during a calendar year exceed Landlord's estimated Operating Expenses and Real Estate Taxes (including contingencies) for such year as set forth on an approved Budget, Landlord may prepare and submit a revised Budget to Tenant for Tenant's review and approval (but not more frequently than once during any calendar year). Upon completion of the dispute resolution process, the new year's Budget shall be correspondingly adjusted and Tenant's monthly payment of Tenant's Operating Expense Share shall likewise be adjusted.

     (b) Tenant, at Tenant's sole cost and expense, shall have the right, to be exercised by notice given to Landlord within three (3) years after receipt of an Operating Expense Statement, Tax Statement or other invoice, to audit and/or inspect that portion of Landlord's books and records pertaining to such Operating Expenses, Real Estate Taxes or other components of Additional Rent, as applicable, for such calendar year; provided such audit and/or inspection commences within ninety (90) days after Tenant's notice to Landlord and thereafter proceeds reasonably to conclusion, and further provided that Tenant may audit any single year only once unless Landlord has subsequently made revisions to any Operating Expense Statement, Tax Statement or other components of Additional Rent that impact Tenant's Operating Expense Share, Tenant's Tax Share or other Additional Rent payment. Tenant may conduct such audit and/or inspection of Landlord's books with Tenant's own employees, or through an accountant or other agent selected by Tenant, or both in combination. Tenant shall require any accountant or agent selected by Tenant to conduct or assist in such audit and/or inspection to execute and deliver to Landlord a confidentiality agreement substantially in the form attached hereto as Exhibit
C. Landlord agrees to cooperate in good faith with Tenant in the conduct of any such audit and/or inspection, and to make Landlord's books and records of and relating to Operating Expenses, Real Estate Taxes or other components of Additional Rent, as applicable, available to Tenant or Tenant's agents at one
(1) single location. If Tenant's audit and/or inspection shows that Landlord's calculation of Tenant's Operating Expense Share, Tenant's Tax Share or other components of Additional Rent for the audited/inspected calendar year or years (which shall in no event be prior to the two (2) calendar years immediately preceding the most recently completed calendar year) was overstated by more than four percent (4%), then Landlord shall pay, within thirty (30) days after Tenant's request, Tenant's actual reasonable audit/inspection out-of-pocket fees applicable to the audit/inspection of said calendar year statements. Upon completion of the audit and/or inspection, if the calculation of Tenant's Operating Expense Share, Tenant's Tax Share or other components of Additional Rent indicates that Tenant overpaid Rent for any audited calendar year, Landlord shall pay Tenant (in the form of a credit against Rent next due or, upon expiration of this Lease, in the form of Landlord's check within thirty (30) days after the completion of such audit and/or inspection) an amount equal to such overpayment. In the event of any such audit or inspection, Landlord shall cause the books and records to be made available during such normal business hours as are prescribed by Landlord at Landlord's headquarters or main office, which shall be located in the continental United States.

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

In any case, should Landlord disagree with the results of Tenant's audit, Landlord and Tenant shall refer the matter to a mutually acceptable independent certified public accountant, who shall work in good faith with Landlord and Tenant to resolve the discrepancy. The fees and costs of such independent accountant to which such dispute is referred shall be borne by the unsuccessful party and shall be shared pro rata to the extent each party is unsuccessful as determined by such independent certified public accountant, whose decision shall be final and binding.

                                  ARTICLE III
              BUILDING SERVICES, IDENTITY, SIGNAGE, AND MANAGEMENT

3.1 Building Standard and Above Standard Services. During the Term, Landlord shall furnish the following services to Tenant:

     (a) Building Standard Services. Landlord shall furnish the following services to Tenant during the Term ("Building Standard Services"), all of which shall comply with and shall be subject to Legal Requirements and, except as expressly provided to the contrary in this Section 3.1(a), shall be equal to or exceed services customarily provided for Comparable Buildings:

          (i) At all times, hot (i.e., thermostat set in the range of 105DEG to 110DEG Fahrenheit for comfort and energy conservation purposes but with the capability to produce hot water for specified purposes at 140DEG Fahrenheit if requested by Tenant) and cold domestic water in all restrooms, drinking fountains, kitchen and pantry areas within the Leased Premises and all common use restrooms, kitchen and pantry areas at locations provided for general use;

          (ii) During Building Operating Hours, HVAC sufficient to maintain temperatures that are reasonably required for comfortable use and occupancy of all portions of the Leased Premises designed for occupancy by persons; provided that Landlord shall have the right, but not the obligation, at Landlord's sole cost and expense, to install and operate such utility submeters as Landlord deems necessary to measure utility demand and usage within and outside the Leased Premises (and, in such event, (A) Tenant shall pay Tenant's allocable share of any such submetered costs as Additional Rent at Landlord's actual cost of providing the same, without mark-up and reflecting the largest possible bulk-purchase or other discounts available to Landlord from the utility provider and (B) all such submetered utility costs shall be excluded from Operating Expenses as provided in Section 2.2(b)(iii));

          (iii) Electric lighting service for all Common Areas, including, without limitation, the Parking Areas, in conformity with the practices for the Project on the Commencement Date;

          (iv) Janitorial service to the Leased Premises in conformity with the janitorial specifications for the Project as set forth in Exhibit B;

          (v) Access control services for the Project and the Building providing Tenant and its employees access to the Leased Premises and the Common Areas at all times; provided that Tenant shall have the right, at Tenant's sole cost and expense, to install and

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

     operate such additional access control systems as it shall determine desirable for the purpose of limiting access to or within the Leased Premises, so long as any additional access control systems installed by Tenant are monitored and maintained by Tenant at Tenant's sole expense;

          (vi) At all times, dedicated electrical capacity, transformed to a panel box located in the core of each floor of the Leased Premises or to the location of the panel boxes servicing the Leased Premises on the Commencement Date, in an amount not less than the dedicated capacity available to the Leased Premises on the Commencement Date; provided that Landlord shall have the right, but not the obligation, at Landlord's sole cost and expense, to install and operate such utility submeters as Landlord deems necessary to measure utility demand and usage within and outside the Leased Premises (and, in such event, (A) Tenant shall pay Tenant's allocable share of any such submetered costs as Additional Rent at Landlord's actual cost of providing the same, without mark-up and reflecting the largest possible bulk-purchase or other discounts available to Landlord from the utility provider and (B) all such submetered utility costs shall be excluded from Operating Expenses as provided in Section 2.2(b)(iii));

          (vii) Security for the Project, Building and Common Areas, including, without limitation, any Parking Areas, substantially similar to the security services existing immediately prior to the Commencement Date; provided that Tenant is solely responsible for compliance with all Legal Requirements in effect from time to time pertaining to banking security systems, devices, services, equipment and procedures for the Leased Premises and that Landlord shall have no responsibility or liability therefor.

          (viii) All bulb replacement in all Common Areas and Building Standard bulb replacement in the Leased Premises, it being understood that replacement of all fluorescent, incandescent, halogen and other types of bulbs in all fixtures existing in the Leased Premises as of the Commencement Date shall be deemed to be Building Standard and that Landlord shall not be obligated to replace any bulbs in Tenant's furniture or furnishings in the Leased Premises;

          (ix) At all times, elevator cab passenger service to the Leased Premises, subject to temporary cessation for ordinary repair and maintenance (but as to each floor of the Leased Premises, such temporary cessation for ordinary repair and maintenance shall not occur simultaneously for all passenger cabs serving such floor), and to security measures or other means of controlling access imposed by Landlord after Building Operating Hours, on Holidays and during times when life safety systems override normal building operating systems;

          (x) Maintenance and cleaning of the Project, Building and Common Areas, including, without limitation, the Common Areas on each floor of the Building on which any part of the Leased Premises are situated, the Parking Areas and all exterior landscaped areas in and around the Project;

          (xi) During Building Operating Hours, shared access to and use of, in common with Landlord and other tenants of the Building, a loading dock facility for the Building

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

     (if and to the extent that such facility exists on the Commencement Date), subject to such reasonable rules and regulations as are promulgated by Landlord from time to time pursuant to Section 4.4;

          (xii) At all times, sanitary sewer service to the Leased Premises and Common Areas facilities; and

          (xiii) Trash removal from the Project at designated locations.

All costs incurred by Landlord in connection with providing Building Standard Services shall be included in Operating Expenses.

The foregoing provisions of this Section 3.1(a) notwithstanding, the enumeration of particular building services is not a representation or agreement by Landlord that each Building Standard Service is available in specific quantities or amounts, or to particular standards or specifications at the Project. Landlord and Tenant acknowledge that Tenant owned and operated the Project prior to the Commencement Date under the Original Lease and Tenant is fully aware of the capabilities and limitations of the Building systems. Nothing herein shall be deemed to be a covenant or agreement of Landlord, or a representation or warranty of Landlord, express or implied, that Landlord shall improve the performance of existing Project systems. With respect to the Building Standard Services referenced in Section 3.1(a)(i), (ii), (v) and (ix), Landlord shall furnish such services in such quantities and at such levels that are at least equal to the quantities and levels being furnished at the Project immediately prior to the Commencement Date, with Tenant acknowledging and agreeing that Landlord shall not be required to provide during the Term greater quantities or higher levels of service than is capable of being provided with the machinery, equipment and systems that existed immediately prior to the Commencement Date under the Original Lease and that Landlord has no obligation to replace or improve such machinery, equipment or systems other than in the ordinary course as may be consistent with sound building management practices or as required by
Section 5.5.

     (b) If Tenant requires electrical energy for use in the Leased Premises in excess of the capacities described in Section 3.1(a)(vi), and if electric energy for such additional requirements is available to Landlord, Landlord shall, upon Tenant's request and at Tenant's sole cost and expense, furnish and install such additional wires, risers, conduits, feeders, switchboards and circuit panels as reasonably may be required to supply such additional requirements of Tenant. If any portions of the Leased Premises or any of Tenant's electrical equipment requires HVAC service in excess of Building Standard HVAC service, the same shall be installed, or the installation supervised by Landlord, on Tenant's behalf, and Tenant shall pay all design, installation, submetering, repair, maintenance, replacement and operating costs relating thereto, unless such HVAC service is used in common with other tenants of the Building, in which event such costs shall be reasonably allocated by Landlord among Tenant and such other tenants. The location and specifications of any such supplemental HVAC units shall be subject to Landlord's prior written approval, which approval may not be unreasonably withheld or delayed. In connection with the operation of any supplemental HVAC units serving the Leased Premises, to the extent the Project shall have available chilled water capacity, during Building Operating Hours Tenant may use such available chilled water for said supplemental HVAC units, and Landlord shall not charge Tenant for such service except to the extent that Landlord actually

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

incurs an expense in providing such chilled water to Tenant. If Tenant shall require chilled water service in amounts not otherwise available or during other than Building Operating Hours, Tenant shall pay Landlord for the cost of providing such services as Above Standard Services Rent.

     (c) If and to the extent requested by Tenant from time to time and to the extent the same are reasonably available, Landlord shall provide Tenant with services in excess of Building Standard Services as described in Section 3.1(a) ("Above Standard Services"). All of the costs incurred by Landlord in connection with providing any special Tenant services shall be paid by Tenant as Above Standard Services Rent, including costs that would not have been incurred but for Tenant's request for Above Standard Services. Landlord's charges for Above Standard Services shall be established and revised from time to time by Landlord; provided that at no time shall Landlord's charges for Above Standard Services exceed Landlord's actual out-of-pocket costs, nor shall Landlord (i) include any overhead or profit in the calculation of Above Standard Services costs or (ii) charge Tenant at a higher rate for Above Standard Services than Landlord charges any other tenant of a Building for comparable services. All amounts collected by Landlord from Tenant and any other party to provide Above Standard Services or similar services shall be used to reduce Operating Expenses to the extent that the cost of providing the same were included in the calculation of Operating Expenses.

     (d) Landlord shall furnish Tenant at least twenty four (24) hours prior written notice of any non-emergency suspension or interruption in the Building Standard Services scheduled by Landlord for routine repairs or maintenance; provided that if such suspension or interruption will render the Common Areas or the Leased Premises inaccessible, without electric power, without cold domestic water or sanitary sewer service or otherwise untenantable in the ordinary course, Landlord shall endeavor to provide Tenant with not less than ninety (90) days' prior notice thereof.

     (e) To the extent the services described in this Section 3.1 require electricity, water or other utility services supplied by public utilities, Landlord shall not be deemed to be in breach of Landlord's covenants hereunder because of the failure of a public utility to supply the required services so long as Landlord uses reasonable efforts to cause the applicable public utilities to furnish the same. No failure by Landlord to furnish the services described in this Section 3.1, nor any cessation thereof for reasons beyond Landlord's control, shall not render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Without limitation of the foregoing and except as otherwise provided below, should any of the equipment or machinery, for any cause, fail to operate or function properly, Tenant shall have no claim for a rebate of Rent or for damages on account of any interruption in services occasioned thereby or resulting therefrom so long as Landlord uses reasonable efforts to promptly repair said equipment or machinery and to restore said services.

     (f) In the event Landlord fails to provide any of the services Landlord is obligated to provide under this Lease, and if such failure adversely impacts Tenant's use or enjoyment of the Leased Premises or any portion thereof (and Tenant actually ceases to use the affected area for business operations), and if such failure of Landlord to provide services continues for more than three (3) consecutive business days after written notice from Tenant to Landlord and all Notice

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

Parties for any reason (except due to Force Majeure Events or gross negligence or willful misconduct of Tenant or Tenant's agents, employees or contractors) (any such failure, a "Service Failure"), then all Rent due under this Lease for the affected portion of the Leased Premises at the affected Project or Projects shall be abated for the entire duration of the Service Failure. In addition to Tenant's foregoing rights, Tenant shall have the right, but not the obligation, to cure the Services Failure in the manner expressed in Section 7.1(f) and to recover the reasonable cost thereof from Landlord.

3.2 Keys and Locks. Tenant currently possesses keys and/or access cards, as applicable, for each lockset on doors entering the Leased Premises from public areas for use by its current employees maintaining offices in the Leased Premises. Additional keys and/or access cards, including without limitation keys and/or access cards for new employees of Tenant and replacement keys and/or access cards for lost or damaged keys and/or access cards will be furnished by Landlord upon an order signed by Tenant and at Tenant's sole cost and expense. Tenant shall be permitted to install additional locks or other access control devices in the Leased Premises provided Tenant furnishes Landlord with a duplicate set of keys or a master key and/or access cards to all such locks other than those locks securing Security Areas. Upon termination of this Lease, Tenant shall surrender to Landlord all keys and/or access cards to any locks on doors entering or within the Leased Premises, and shall provide Landlord with the combination of all locks for safes, safe cabinets and vault doors, if any, within the Leased Premises.

3.3 Graphics and Building Directory.

     (a) On any full floor of the Leased Premises, and at each location within the Project where Tenant maintains such signage as of the Commencement Date, Tenant may, using Tenant's standard corporate signage and graphics (as Tenant may change its standard corporate signage and graphics from time to time) install and maintain on or adjacent to entrances to the Leased Premises Tenant's name, numerals and/or logo designating the appropriate suite numbers and departments occupying such floor.

     (b) If the lobby of the Building contained a building directory on the Commencement Date, or if Landlord elects to install or construct a building directory in the lobby of the Building at any time, then such building directory board shall contain a listing of Tenant's name and such other information as Tenant shall reasonably require (including, at Tenant's option, the names of all of Tenant's businesses, related entities, assignees, sublessees, and senior management), and Tenant shall be entitled to Tenant's Occupancy Percentage, from time-to-time, of the space contained in such directory, which listings shall be installed by Landlord at Tenant's expense.

3.4 Building Identity; Signage; Exclusivity.

     (a) During the Term of this Lease, for so long as the herein named Tenant, or its Affiliates, shall remain in possession of at least five percent (5%) of the Net Rentable Area of the Project, or shall continue to operate a retail bank at such location, neither the Building name (if such Building is named for the herein named Tenant as of the Commencement Date), nor Tenant's exterior building signage (at all Projects) may be changed by Landlord without Tenant's consent, which consent may be withheld in Tenant's sole and absolute discretion. If the Project is named for the herein named Tenant as of the Commencement Date and during the

Term hereof Tenant's corporate name, identity or logo is changed, provided that the herein named Tenant, or its Affiliates, shall remain in possession of not less than five percent (5%) of the net Rentable Area of the Project, or shall continue to operate a retail bank at such location, Tenant shall have the right, upon ninety (90) days prior written notice to Landlord, to change the name of the Building (and/or any Building signage containing such prior name or logo) to include the herein named Tenant's new corporate name, identity, or logo; provided that Tenant shall pay for all signage costs and all of Landlord's other out-of-pocket costs associated with the removal of the old, and installation of the new, signage, and further provided that such new signage shall satisfy all applicable Legal Requirements and shall have been approved in advance by Landlord, such approval not to be unreasonably withheld or delayed. In addition, at any time during or after the Term of this Lease Tenant shall have the right, in its sole and absolute discretion, upon ninety (90) days prior written notice to Landlord, to require Landlord to change the name of the Project so as to remove Tenant's identity therefrom; provided that Tenant shall pay for the cost of removing Tenant's name from all Building signage. Tenant shall repair any damage to the interior or exterior of the Building caused by Tenant's installation, maintenance, use, relocation or removal of signage; provided that Tenant shall not be obligated to repair any damage to the interior or exterior of the Building caused by the removal of signage so long as Tenant, at Tenant's sole cost and expense, patches any holes or covers over (by sign blanks of similar size, shape and general appearance) such signage areas on the facades of the Building and on and in the other interior and exterior Common Areas.

     (b) During the Term of this Lease, for so long as the herein named Tenant, or its Affiliates, shall remain in possession of office space or shall continue to operate a retail bank at such location (i) Landlord may not remove or alter any Tenant signage or graphics existent on the Commencement Date (other than interior signage or graphics on floors no longer leased, in whole or in part, by Tenant) and (ii) the Project shall not be named for any other Building tenant.

     (c) During the Term of this Lease, for so long as the herein named Tenant, or its Affiliates, shall remain in possession of at least thirty-five percent (35%) of the Net Rentable Area of the Project, or shall continue to operate a retail bank at such location, Landlord will not allow any portion of the Project (other than the portion of the Project then leased to Tenant) to be used for any retail banking or savings and loan, without Tenant's prior written consent, which consent may be withheld in Tenant's sole and absolute discretion. For purposes of this Agreement, banking and savings and loan shall mean any retail banking use or purpose, which shall include, but not be limited to, receiving deposits or making loans to the general public, whether done by a state bank, national bank, savings and loan association, trust company, credit union, mortgage broker or company, or other entity, whether by walk-up, drive-in teller facility or otherwise. If Landlord shall intend to lease space to any other bank or savings and loan for the operation of a retail banking or savings and loan at a time when the herein named Tenant, or its Affiliates, shall occupy less than thirty-five percent (35%) of the Net Rentable Area of the Project, and shall not operate a retail banking facility at the Building, Landlord shall advise Tenant of Landlord's intentions, and Tenant shall have the right, exercisable by notice in writing to Landlord within twenty (20) days following Landlord's notice to Tenant, to re-lease and re-occupy the retail banking location at the Building at the Rent last payable in respect of such Leased Premises, failing which Landlord may proceed with Landlord's lease as proposed.

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

     (d) During the term of this Lease, Tenant shall have the right, at Tenant's expense, to erect and maintain such exterior building signage displaying the corporate name, identity or logo of the herein named Tenant, or its Affiliates, as Tenant may from time to time desire, including, without limitation, monument signage at up to two (2) corners of the Land, and, in such event, Tenant will have the exclusive right to place signage on any such monuments so erected by Tenant, subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed. In connection with its installation, repair, maintenance and removal of any exterior or monument signage, Tenant, at Tenant's sole cost and expense, shall comply with all Legal Requirements.

     (e) Tenant's retail banking exclusivity rights as described above at
Section 3.4(c) also includes the exclusive right to place ATMs in the Building, including all exterior areas of the Building and the Land. Tenant shall have the right, for no additional Rent, to place not more than five (5) ATMs at locations outside of such retail bank and in and about the Common Areas of the Building and the Land. There is no restriction on the number of ATMs that Tenant can maintain within the Leased Premises, including any Drive-Through Banking Facilities. However, except for any ATMs existing as of the Commencement Date, the plans and specifications, and specific locations, for any ATMs located outside the Leased Premises are subject to Landlord's prior written consent, which consent will not be unreasonably withheld or delayed. Tenant, at its expense, shall install, maintain, operate and repair such ATMs in compliance with all Legal Requirements. At the expiration or earlier termination of this Lease, Tenant, at its expense, shall remove the ATMs in accordance with Section
5.3. The restrictions set forth herein shall not apply to ATMs operated by third parties as of the date of this Lease.

     (f) Tenant's exterior and monument signage existing as of the Commencement Date is hereby deemed to be approved by Landlord. Any changes to the existing exterior and/or monument signage by Tenant (including, without limitation, changes to the location, size, shape, color, and content of the exterior and/or monument signage) shall be subject to approval by Landlord, which approval may not be unreasonably withheld or delayed. Landlord agrees that Tenant shall have the right to change such signage in the event of a change in Tenant's name, trade name or logo; provided that such new signage shall satisfy all applicable Legal Requirements and shall have been approved in advance by Landlord, such approval not to be unreasonably withheld or delayed.

     (g) Notwithstanding anything to the contrary contained in this Lease, the rights granted to Tenant pursuant to Sections 3.3 and 3.4 shall be subject and subordinate to the rights of any Building tenants whose leases are in effect as of the Commencement Date. For example purposes only, and not as a means of limitation, if an existing tenant's lease (as in effect on the Commencement
Date) requires such existing tenant's approval for a change in the name of the Building, then Tenant may not cause the name of the Building to change without such existing tenant's approval. As another example, if an existing tenant's lease (as in effect on the Commencement Date) provides for such existing tenant to place its name on exterior and/or monument signage, then any exercise of such existing tenant's rights shall not be deemed to be a violation of Tenant's rights under this Lease.

3.5 Communications Equipment.

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

     (a) Subject to the provisions of this Section 3.5, Tenant shall have the non-exclusive right, at its sole cost and expense and for Tenant's use, to install, maintain and operate upon the roof of the Building one (1) or a reasonable and necessary additional number of transmitters and/or receiver antennas or dishes approved by Landlord, which approval shall not be unreasonably withheld or delayed (collectively, the "Communications Equipment") for use by Tenant in the conduct of its business; provided that such Communications Equipment may not materially compromise the aesthetics or appearance of the Building nor shall Landlord be required to incur any expense in accommodating the Communications Equipment. The Communications Equipment must be (i) designed, installed and operated in compliance with all Legal Requirements, and (ii) installed and operated so as not to adversely affect or impact structural, mechanical, electrical, elevator, or other systems serving the Building or customary telephone service for the Building and so as not to cause injury to persons or property, and without limitation of the foregoing, so as not to void or impair any applicable roof warranty. Upon the expiration or termination of this Lease, Tenant shall remove the Communications Equipment and repair any damage to the Building caused by the installation, maintenance, use or removal of the Communications Equipment.

     (b) Landlord hereby grants to Tenant the right to install (at Tenant's sole cost and expense) any additional equipment required to operate the Communications Equipment and to connect the Communications Equipment to Tenant's other machinery and equipment located in the Leased Premises (e.g., conduits and cables) in the shafts, ducts, chases and utility closets located in the core of the building ("Additional Equipment"), which Additional Equipment shall be deemed a part of the Communications Equipment for all purposes of this Section 3.5; provided that (i) the use of such space in the Building core by Tenant (except customary chases for cabling) may not materially adversely affect the marketability of the remaining space on any floor of the Building, and (ii) to the extent any such Additional Equipment occupies space (other than space in customary chases for the Building) that would have otherwise been Net Rentable Area on a floor of the Building, such space shall be included within the Net Rentable Area of the Leased Premises and Tenant shall be obligated to pay Annual Basic Rent and Additional Rent with respect to such space as if such space was included in the Leased Premises. Tenant's use of such space in the Building core shall be subject to the provisions of this Lease relating to Tenant's use of Common Areas of the Building.

     (c) Subject to the Building Rules and other reasonable rules relating to Building security and safety that may be promulgated by Landlord pertaining to access by tenants to the roof of the Building and provided Tenant does not unreasonably disturb any other tenants of the Building, Tenant and Tenant's contractors shall have reasonable access to the Communications Equipment and the Additional Equipment for purposes of operating, servicing, repairing or otherwise maintaining said equipment.

     (d) Nothing contained in this Section 3.5 shall be deemed to prohibit or restrict any other individual or entity, including without limitation Landlord or any other tenant of the Building, from installing communications equipment on the roof of the Building or to use the roof for any other purpose.

     (e) In connection with its installation, repair, maintenance and removal of any Communications Equipment and Additional Equipment, Tenant, at Tenant's sole cost and

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

expense, shall comply with all applicable Building Rules and Legal Requirements and repair any damage to the Building caused by such installation, repair, maintenance or removal. In the event that the placement of Tenant's Communications Equipment or Additional Equipment interferes with Landlord's performance of any repair or maintenance to the Common Areas, including, without limitation, the roofs of the Buildings, any costs incurred by Landlord to temporarily or permanently relocate and reinstall Tenant's Communications Equipment or Additional Equipment shall be included in the cost of such repair or maintenance as an Operating Expense.

     (f) Tenant's Communications Equipment and Additional Equipment existing as of the Commencement Date are hereby deemed to be approved by Landlord. Any changes to the existing Communications Equipment and/or Additional Equipment by Tenant shall first be approved by Landlord, which approval will not be unreasonably withheld or delayed.

     (g) If Landlord shall place on the roof of any Building communications equipment of its own, or shall grant to any third party the right to locate and maintain any such equipment, all such equipment shall be located, designed and operated so as not to interfere with signals to and from Tenant's Communications Equipment and Additional Equipment, the installation of which, in accordance with this Section 3.5, predates the installation of such other equipment. Similarly, any Communications Equipment and Additional Equipment hereafter installed by Tenant shall be located and designed so as not to interfere with signals to and from such other equipment belonging to Landlord or to third parties, that may have previously been installed. The party responsible for the communications equipment which interferes with equipment previously installed by others shall be required, at its or their expense, to take all measures necessary to eliminate the source of interference caused by such party's equipment.

3.6 Building Management. The Project shall be managed by Landlord; provided that if and for so long as Tenant's Occupancy Percentage at the Project shall be equal to or greater than ninety (90%), after consultation with Landlord to review Landlord's property management qualifications and pricing, Tenant may in its sole discretion elect to cause the Project to be submanaged by a qualified property submanager designated by Tenant (any such submanager, a "Tenant Designated Submanager"), who shall provide on-site and supervisory property management services for Landlord, Tenant and any third party tenants and other occupants at the Project (a Project with a Tenant Designated Submanager, a "Tenant Managed Project"). If the Project shall not be a Tenant Managed Project, Landlord shall provide on-site and supervisory property management services either through an Affiliate of Landlord or through a qualified third party property submanager designated by Landlord (any such Landlord Affiliate or submanager, a "Landlord Designated Submanager"). Landlord shall be and remain responsible for disbursement of Operating Expense and Real Estate Tax payments. Notwithstanding the foregoing, (a) Landlord shall not select a Landlord Designated Submanager for whom Tenant has a reasonable objection, (b) Tenant shall not select a Tenant Designated Submanager for whom Landlord has a reasonable objection, (c) if a Landlord Designated Submanager persistently fails to perform its property management duties in a timely, complete and professional manner that is consistent with the highest level of property management services provided at Comparable Buildings, Tenant may cause such non-performing Landlord Designated Submanager to be replaced by a Tenant Designated Submanager, in which event, at Tenant's election, the Project shall become a Tenant Managed Project and (d) if a Tenant Designated Submanager persistently fails to perform its property management duties in a timely, complete and professional manner

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

that is consistent with the highest level of property management services provided at Comparable Buildings, Landlord may cause such non-performing Tenant Designated Submanager to be replaced by a Landlord Designated Submanager, in which event, at Landlord's election, the Project shall no longer be a Tenant Managed Project. Any disputes between Landlord and Tenant with respect to property management matters arising under this Section 3.6 shall be subject to resolution as provided in Article XII and XIII.

                                   ARTICLE IV
                  CARE OF PREMISES; LAWS, RULES AND REGULATIONS

4.1 Care of Leased Premises. Upon the expiration or any earlier termination of this Lease, Tenant shall surrender the Leased Premises to Landlord in the same condition in which such Leased Premises existed on the Commencement Date, except for ordinary wear and tear and any casualty or condemnation damage not required to be repaired or restored by Tenant pursuant to the terms of this Lease and subject to the provisions of Section 5.3 hereafter. Upon such expiration or termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises immediately.

4.2 Access of Landlord to Leased Premises. Subject to the provisions of this
Section 4.2, Landlord and its contractors, agents or representatives may enter into and upon any part of the Leased Premises during reasonable hours as may be necessary to clean the same, make repairs, alterations or additions thereto or otherwise perform Landlord's obligations under this Lease, and, upon reasonable prior notice to Tenant, for the purpose of showing the same to existing or prospective purchasers or lenders. At any time during the last twelve (12) months of the Term (including any Renewal Terms that Tenant has exercised) and promptly upon Landlord's receipt of notice from Tenant of Tenant's intent to terminate this Lease with respect to or otherwise vacate a Leased Premises as herein provided, Landlord may, upon reasonable prior notice to Tenant, enter the Leased Premises to show the same to prospective tenants. With respect to any of the aforementioned entries by Landlord into and upon any part of the Leased Premises other than for emergencies or routine repairs or routine janitorial service, Tenant shall be entitled to have a representative accompany Landlord. Tenant shall not be entitled to any abatement or reduction of Rent by reason of any such entry by Landlord. Landlord shall not interfere with the operation of Tenant's business during any such entry and Landlord shall use reasonable efforts to make any routine repairs requiring access to the Leased Premises after Building Operating Hours. Notwithstanding any of the foregoing, unless otherwise instructed by Tenant in writing, Landlord shall not enter areas designated by Tenant as high security areas (the "Security Areas") unless an emergency situation exists. All access by Landlord or any invitee of Landlord shall be subject to applicable federal banking regulations. If the telecommunications demarcation point for the Building is located within the Leased Premises, then Landlord may, at Landlord's option, at Landlord's sole expense, relocate such telecommunications demarcation point to a location outside of the Leased Premises, and make all necessary modifications to maintain Tenant's then existing telecommunications service to the Leased Premises. If the telecommunications demarcation point for the Building is located within the Leased Premises and if such location of the telecommunications demarcation point for the Building at any time in the future is deemed by Tenant to interfere with Tenant's desired reconfiguration of its use of or improvements in the Leased Premises, then Landlord shall, at Landlord's sole expense, relocate such telecommunications demarcation point to a location outside of the Leased Premises, and make all necessary modifications to maintain Tenant's then existing telecommunications service to the Leased Premises, within a reasonable time after Tenant's written request. If the telecommunications demarcation point for the Building is located within the Leased Premises, then until Landlord relocates such telecommunications demarcation point to a location outside of the Leased Premises, Tenant shall allow Landlord and other tenants of the Building reasonable access to the telecommunications demarcation point as required to connect telecommunication lines thereto, but each and any such access shall be subject to reasonable advance notice (not less than one (1) full business day, except in the case of emergencies), and shall be supervised by security personnel acceptable to Tenant, Landlord shall be solely responsible for the cost of such security personnel, and Landlord shall reimburse Tenant, upon demand, for any and all additional costs incurred by Tenant because of such access. In no event shall Landlord or any tenant of the Building other than Tenant be entitled to connect to, use, or in any way affect the operation of Tenant's telecommunications equipment in the Leased Premises.

4.3 Nuisance. Tenant shall conduct its business and use reasonable efforts to control its agents, employees, invitees, contractors and visitors in such a manner as not to create any nuisance, or unreasonably interfere with, or unreasonably annoy or disturb, any other tenant or Landlord in its operation of the Project. Landlord shall operate the Projects and use reasonable efforts to control its agents, employees, invitees, contractors and visitors in such a manner as not to create any nuisance, or unreasonably interfere with, or unreasonably disturb Tenant in its occupancy of the Leased Premises.

4.4 Laws and Regulations; Rules of Building. Tenant shall comply with, and shall use its reasonable efforts to cause its employees, agents, visitors and invitees to comply with, all Legal Requirements relating to the use or occupancy of the Leased Premises, and with the rules of the Building reasonably adopted and altered by Landlord from time to time for the safety, protection, care and cleanliness of the Leased Premises, the Building and the Project, the operation thereof, the preservation of good order therein and the comfort of the tenants of the Building and their agents, employees and invitees, consistent with Comparable Buildings, which rules and regulations shall be binding upon Tenant upon Tenant's receipt of notice of the adoption or alteration of such rules and regulations (the "Building Rules"). In the event of a conflict between the provisions of this Lease and the Building Rules, the provisions of this Lease shall control. Landlord shall use its reasonable efforts to cause all tenants of the Building to comply with the Building Rules to the extent that failure to so comply will materially affect Tenant's use or enjoyment of the Leased Premises. Landlord shall not enforce the Building Rules with respect to Tenant in a manner that is more restrictive than Landlord's enforcement of the Building Rules as to any other tenants of the Building. Landlord shall not enforce Tenant's compliance with Legal Requirements unless (a) Landlord's failure to do so constitutes a violation of Legal Requirements by Landlord or makes Landlord liable for Tenant's continuing violation, (b) Landlord is required to do so by any notice of violation, order, decree, permit, rule or regulation issued by any Governmental Authority or (c) Landlord's failure to do so would, in Landlord's reasonable opinion, endanger the health, safety or welfare of any person on or about the Leased Premises or the Project.

4.5 Legal Use and Violations of Insurance Coverage. Tenant shall not occupy or use the Leased Premises, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose that (a) is unlawful, (b) creates noxious or offensive odors emanating from the Leased

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

Premises, or (c) does anything that would in any way increase the rate of fire insurance coverage on the Project or its contents unless Tenant pays for the cost of such increased insurance premium. Tenant shall not cause or permit any Hazardous Materials to be used, generated, treated, installed, stored or disposed of in, on, under or about the Leased Premises, except to the extent consistent with the customary and reasonable business practice of entities conducting businesses similar to the business being conducted by Tenant in the Leased Premises; provided (i) such Hazardous Materials do not endanger the health of any person on or about the Leased Premises or the Project and (ii) Tenant complies with all Legal Requirements applicable to such Hazardous Materials. It is hereby agreed that possession and use of copy machines and machines used to electronically accept or produce written data which utilize small amounts of chemicals which may be included in the definition of Hazardous Materials shall be considered "customary and reasonable business practices" within the meaning of the previous sentence. Landlord shall meet all of its obligations under this Lease so as to keep in force all certificates of occupancy for the Project generally and Tenant, if and to the extent required by Legal Requirements, shall meet all of its obligations under this Lease so as to keep in force certificates of occupancy for the Leased Premises. Landlord shall comply with, and not violate, all applicable Legal Requirements to the extent relating to the Project generally and any other Legal Requirements applicable to Landlord to the extent necessary to perform Landlord's obligations under this Lease (except to the extent that such Legal Requirement relates to a tenant's obligations under its lease, in which case Landlord shall exercise reasonable efforts to cause compliance by such tenant), and Tenant, at its sole cost and expense, shall comply with, and not violate, all applicable all Legal Requirements to the extent relating to the Leased Premises. Landlord shall not enforce Tenant's compliance with Legal Requirements unless (a) Landlord's failure to do so constitutes a violation of Legal Requirements by Landlord or makes Landlord liable for Tenant's continuing violation, (b) Landlord is required to do so by any notice of violation, order, decree, permit, rule or regulation issued by any Governmental Authority or (c) Landlord's failure to do so would, in Landlord's reasonable opinion, endanger the health, safety or welfare of any person on or about the Leased Premises or the Project.

4.6 Environmental Laws.

     (a) Landlord has acquired such environmental reports and studies as Landlord has determined to be necessary with respect to the Leased Premises, including, without limitation, new or updated Phase I and, where applicable, Phase II environmental reports (collectively, with the reports and studies from Tenant, "Environmental Information"). The Environmental Information is identified in summary fashion on Schedule 3 hereto.

     (b) Landlord hereby agrees to and does indemnify, defend, and hold harmless, Tenant and Tenant's shareholders, officers, directors and their respective successors and assigns from and against any and all claims, demands, causes of action, fines, penalties, costs, expenses (including, without limitation, attorneys' fees and court costs), liens, or liabilities caused by, directly or indirectly relating in any way to, or arising from (i) any matters reported in the Environmental Information (the "Environmental Matters") as they relate to the Project, (excluding the Leased Premises), or (ii) Hazardous Materials introduced on, in or under the Building or the Project solely by Landlord, its agents, employees or contractors after the Commencement Date; provided that the foregoing indemnity shall specifically exclude any and all claims, demands, causes of action, fines, penalties, costs, expenses (including, without limitation, attorneys' fees and court costs), liens, or liabilities caused by, directly or indirectly relating exclusively to or arising from Hazardous Materials introduced on, in or under the Project after the Commencement Date solely by the acts of any party other than Landlord and Landlord's agents, employees and contractors.

     (c) Tenant shall be solely responsible for and shall undertake all Remedial Work required by any Governmental Authority or as necessary to comply with, and not violate, Legal Requirements arising from (i) Hazardous Materials on or in the Leased Premises (including, without limitation, the Environmental Matters to the extent on or in the Leased Premises); or (ii) Hazardous Materials introduced on, in or under the Building or the Project solely by Tenant, its agents, employees, invitees or contractors after the Commencement Date. Landlord shall not enforce Tenant's performance of Remedial Work unless (i) Landlord's failure to do so constitutes a violation of Legal Requirements by Landlord or makes Landlord liable for Tenant's continuing violation, (ii) Landlord is required to do so by any notice of violation, order, decree, permit, rule or regulation issued by any Governmental Authority or (iii) Landlord's failure to do so would, in Landlord's reasonable opinion, endanger the health, safety or welfare of any person on or about the Leased Premises or the Project.

     (d) Tenant hereby agrees to and does indemnify, defend, and hold harmless, Landlord and Landlord's shareholders, officers, trustees and their respective successors and assigns from and against any and all claims, demands, causes of action, fines, penalties, costs, expenses (including, without limitation, attorneys fees and court costs), liens, or liabilities caused by or directly or indirectly relating in any way to, or arising from (i) Hazardous Materials on or in the Leased Premises (including, without limitation, the Environmental Matters) and (ii) arising from Hazardous Materials introduced on, in or under the Building, or the Project solely by Tenant, its agents, employees, invitees or contractors after the Commencement Date.

                                   ARTICLE V
                       LEASEHOLD IMPROVEMENTS AND REPAIRS

5.1 Leasehold Improvements. Subject to the provisions of this Lease, Tenant hereby accepts the Leased Premises, including without limitation any and all existing leasehold improvements, in their "AS-IS" condition, and acknowledges that, subject to the provisions of Section 5.5, Landlord has no obligation to construct additional leasehold improvements in the Leased Premises or to provide any money, work, labor, material, fixture, decoration or equipment with respect to the Leased Premises.

5.2 Alterations. Except as provided below, Tenant shall not make or allow to be made any alterations or physical additions in or to the Leased Premises, without first obtaining the written consent of Landlord to the plans and specifications and contractors therefor, which consent shall not be unreasonably withheld or delayed. Any and all such alterations or additions shall be made in compliance with Legal Requirements. Notwithstanding the foregoing, Tenant shall have the right to make alterations and physical additions to the Leased Premises costing less than [$200,000.00] in the aggregate for any single project, or which are of such a nature as not to require a building permit, without Landlord's consent provided: (i) Tenant notifies Landlord in writing and furnishes Landlord with plans and specifications and the names of the contractors for all such alterations or additions at least seven (7) days prior to undertaking them, (ii) Tenant

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

provides Landlord with as-built plans and specifications related to such alterations or additions upon completion of same, (iii) such alterations or additions are not visible from the exterior of the Leased Premises or the Building, (iv) the modifications are in compliance with all Legal Requirements,
(v) such additions and alterations do not adversely affect the mechanical, electrical, plumbing, life safety, or structural integrity of the Building and
(vi) Tenant coordinates its activities with the Building's property manager. In no event shall Tenant be obligated to pay any charge to Landlord or any agent of Landlord for (i) supervision of any alterations or physical additions in or to the Leased Premises made by Tenant or (ii) review or approval of plans or specifications for or in connection with any alterations or physical additions in or to the Leased Premises made or proposed by Tenant (other than reimbursement of any actual, out-of-pocket costs reasonably incurred by Landlord to verify that Tenant's plans do not adversely affect the mechanical, electrical, plumbing, life safety or structural integrity of the Building as expressed in clause (v) above).

5.3 Non-Removable Improvements. The term "Non-Removable Improvements" shall mean each and all of the following to the extent owned by Tenant or its Affiliates: all mechanical equipment above the ceiling, the ceiling system, the ceiling tile, light fixtures (other than chandeliers; provided Tenant replaces the ceiling tile and leaves a connection for a replacement chandelier or Building Standard fixture), permanent walls, wall coverings, doors, door hardware, floor coverings (other than area rugs), all electrical and plumbing systems located within the Leased Premises, and blinds, all life safety and other Building systems, all cafeterias and commissaries, including, without limitation, all fixtures, equipment and appliances used in connection therewith; all gymnasiums, fitness or exercise centers, including, without limitation, all equipment, fixtures and furnishings therein, and at all properties that include retail banking facilities, all vaults, vault doors, pneumatic tubing then existing at drive-through facilities, teller counters and under-counter steel. All Non-Removable Improvements are and shall remain the property of Landlord. Tenant shall be permitted (but not obligated) to remove any other improvements to the Leased Premises (together "Tenant's Business Equipment," whether or not installed so as to be fixtures under applicable law), including trade fixtures, equipment, furniture, furnishings, supplies, records, documents, cash, coin, and other items of moveable personal property relating to the operation of Tenant's business, including, without limitation, all safe deposit boxes (but not the nests or frames thereof), safes, Tenant identification signage, ATMs connected to or located within the Building or situated as freestanding structures on the Property and ATM equipment, telecommunication equipment, security systems and equipment, satellite dishes and antennas, computers, computer terminals and computer equipment, any office equipment (whether leased or owned) located in the Buildings, framed artwork not permanently affixed to the Property, and Tenant's furniture, trade fixtures, and equipment installed in the Leased Premises by Tenant at its cost and expense; provided Tenant repairs any damage to the Leased Premises or other parts of the Building caused by the removal of the foregoing items.

5.4 Mechanics Liens. Tenant shall have no authority or power, express or implied, to create or cause to be created any mechanic's, materialmen's or other lien, charge or encumbrance of any kind against any Leased Premises or the Project. Should any mechanic's, materialmen's or other lien, charge or encumbrance of any kind be filed against the Leased Premises or the Project by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within sixty (60) days after notice to Tenant by Landlord, or within thirty (30) days after notice to Tenant by Landlord if at

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

the time of such notice Landlord anticipates a sale or refinancing of the Project will be closed within sixty (60) days after said notice (and if Landlord includes that fact in Landlord's notice to Tenant). If Tenant shall fail to cancel or discharge said lien or liens within the time provided pursuant to this
Section 5.4, Landlord may, at its sole option, cancel or discharge the same, and upon Landlord's demand, Tenant shall promptly reimburse Landlord for all reasonable costs incurred in canceling or discharging such liens. Except to the extent that such costs, losses, or liabilities are caused by Landlord's actions, Tenant shall indemnify and hold Landlord harmless from and against all costs (including reasonable attorneys' fees and costs of suit), losses, liabilities, or causes of action arising out of or relating to any alterations, additions or improvements made by Tenant to the Leased Premises, including, but not limited to, any mechanic's or materialman's liens asserted in connection therewith. Landlord and Tenant expressly agree and acknowledge that no interest of Landlord in the Leased Premises or the Project shall be subject to any lien for improvements made by Tenant in or for the Leased Premises, and that Landlord shall not be liable for any lien for any improvements made by Tenant, such liability being expressly prohibited by the terms of this Lease. Landlord may file in the public records of the County in which the Building is located, a public notice containing a true and correct copy of this paragraph, and Tenant hereby agrees to inform all contractors and materialmen performing work in or for or supplying materials to the Leased Premises of the existence of the prohibition contained in this paragraph.

     With respect to any Leased Premises located in the State of Florida, Landlord hereby NOTIFIES ALL MECHANICS, MATERIALMEN AND OTHER LIENORS THAT PURSUANT TO FLORIDA STATUTES (S)713.10, ANY LIENS UNDER FLORIDA STATUTES CH. 713 SHALL EXTEND TO, AND ONLY TO, THE RIGHT, TITLE AND INTEREST OF THE PERSON WHO CONTRACTS FOR THE IMPROVEMENT IN QUESTION AND THAT NEITHER THE INTEREST OF LANDLORD NOR ANY SUPERIOR INTEREST IN SUCH PORTION OF THE LEASED PREMISES OR IN ANY OTHER PORTIONS OF THE BUILDING AND LAND OF WHICH THE LEASED PREMISES IS A PART SHALL BE SUBJECT TO LIENS FOR ANY IMPROVEMENTS, SERVICES OR MATERIALS MADE BY, CONTRACTED FOR OR OTHERWISE AUTHORIZED BY TENANT OR BY ANY EMPLOYEE, CONTRACTOR OR AGENT OF TENANT. Tenant agrees that prior to contracting for any improvements, services or materials to be made in or delivered to Leased Premises located in the State of Florida, Tenant shall notify the contractor of the foregoing provisions. Tenant further agrees that upon request of Landlord, Tenant shall execute a notice which sets forth the foregoing provisions, which notice may be recorded by Landlord in the public records of the county where the applicable portion of the Leased Premises is located.

5.5 Repairs by Landlord. Landlord will make, as an Operating Expense (to the extent allowable), all repairs to, and perform necessary maintenance, repair, refurbishing and replacement work to the Project, and all parts thereof, in such manner as is in keeping with Comparable Buildings, including, but not limited to, the: (a) structural elements of the Building, (b) mechanical (including
HVAC), electrical, the plumbing and fire/life safety systems serving the Building in general, (c) Common Areas including, without limitation, the Parking Areas , (d) roofs of the Building, (e) exterior windows of the Building and (f) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible. Except in emergency situations as reasonably determined by

Landlord, Landlord shall provide Tenant with prior notice of any entry into the Leased Premises required to effectuate the repairs for which Landlord is responsible and shall exercise reasonable efforts to perform any such entry into the Leased Premises in a manner that is reasonably designed to minimize interference with the operation of Tenant's business in the Leased Premises. If Landlord should fail or refuse to make such repairs, refurbishings or replacements or perform said maintenance with reasonable promptness after written notice from Tenant, then Tenant may, at its option, but without any obligation to do so, upon written notice to Landlord, cure such failure as expressed in Section 7.1(f) and recover the reasonable cost thereof from Landlord.

5.6 Repairs by Tenant. Tenant shall, at its sole cost and expense, promptly perform all maintenance, repairs, refurbishing and replacement work to the Leased Premises that are not Landlord's express responsibility under this Lease, and shall keep the Leased Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair obligations include, without limitation, repairs to: (a) floor covering, (b) interior partitions, (c) doors, (d) the interior side of demising walls, (e) electronic, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant and located in the Leased Premises or other portions of the Building, (f) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing and similar facilities serving Tenant exclusively, and
(g) alterations performed by contractors retained by Tenant, including related HVAC balancing. All Tenant's work shall be performed in accordance with the rules and procedures described in Section 5.2 hereof. Upon termination of this Lease, Tenant will surrender and deliver the Leased Premises to Landlord in the same condition in which the Leased Premises existed on the Commencement Date, subject, however, to (i) the provisions of Article VI hereof, (ii) the alterations permitted pursuant to this Lease, (iii) the provisions of Section 5.3, and (iv) except for ordinary wear and tear. If Tenant should fail or refuse to make such repairs, refurbishings or replacements or perform said maintenance as and when reasonably required, Landlord may, at its option, but without any obligation to do so, cure such failure or refusal and Landlord's costs shall be reimburseable by Tenant as additional rent, by Tenant, immediately upon invoicing by Landlord. Notwithstanding the foregoing, Landlord agrees to perform, as Above Standard Services, Tenant's repair and maintenance obligations with respect to the Leased Premises. Tenant shall notify Landlord of the need for any such repair and maintenance and Landlord shall endeavor to respond timely to each such request.

     (a) Intentionally Omitted.

5.7 Art. Landlord acknowledges that Tenant may store and/or display within the Building, multiple works of art, including paintings, textiles, sculptures, and other forms of artwork (the "Art") that are an integral part of the Bank of America Art Collection. The Art may be located within the Leased Premises, or with Landlord's approval, in Common Areas, including lobbies or other public spaces within the Building or outdoor plaza areas.

     (a) The Art that is located within the Project as of the date hereof is listed in the attached Schedule [___] hereto. Tenant may hereafter locate additional pieces of Art within the Leased Premises or, with Landlord's approval, in the Common Areas within or outside the Building, and any of such Art shall also be considered part of the Bank of America Art Collection, unless it cannot be removed from the Building without damaging the Art. Tenant

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

shall have the right at any time during the Term of the Lease and for a period of thirty (30) days following the Term of the Lease, to remove any of the Art at Tenant's sole cost and expense. In the event any Art is removed from either Leased Premises or Common Areas, Tenant shall repair any damage caused by its removal. To the extent Art is removed from the Common Areas, Tenant shall notify Landlord in writing not less than thirty (30) days prior to the anticipated removal date that the Art shall be removed. Tenant agrees to indemnify Landlord against any claims made by the artist or putative right holder pursuant to VARA arising out of Tenant's removal or subsequent treatment of the Art, and such indemnity shall survive the termination or expiration of this Lease.

     (b) Landlord agrees that (i) Landlord shall not remove any Art from any Common Areas or public spaces of the Building during the Term hereof or within a period of thirty (30) days following the Term hereof, and Landlord acknowledges that any such removal in violation of this paragraph may cause damage to the Art, for which Landlord shall bear sole responsibility; and (ii) Landlord's removal of any Art during the Term or thereafter shall not be within the scope of Tenant's VARA indemnification. The foregoing provisions of this subsection 5.8(b) shall not be construed as Landlord's approval of the placement of Art in Common Areas within or outside the Building.

     (c) Tenant shall have the right at any time or from time to time, to erect plaques or markers, subject to Landlord's approval (not to be unreasonably withheld) identifying the Art as commissioned by Bank of America or on loan from the Bank of America Art Collection. To the extent Tenant elects not to remove any Art at the termination of the Lease, Landlord agrees that any plaques or markers installed by Tenant identifying the Art as commissioned by Bank of America or on loan from the Bank of America Art Collection shall remain in place for so long as the Art is displayed within the Building or Common Areas.

                                   ARTICLE VI
                      CONDEMNATION, CASUALTY AND INSURANCE

6.1 Condemnation.

     (a) If all or a portion of the Building or the Leased Premises as would render the continuance of Tenant's business from the Leased Premises impracticable (as reasonably determined by Tenant) is permanently taken or condemned for any public purpose, this Lease, at the option of Tenant upon the giving of notice to Landlord within twenty (20) days from the date of such condemnation or taking shall forthwith cease and terminate as provided in
Section 6.1(c) below.

     (b) If all or substantially all of the Project, or so much thereof as to cause the remainder not to be economically feasible to operate, as reasonably determined by Landlord, should be permanently taken or condemned for any public purpose and Landlord terminates all similarly affected leases in the Building that Landlord has the right to terminate, then Landlord shall have the option of terminating this Lease by notice to Tenant within ten (10) days from the date of such condemnation or taking.

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     (c) If this Lease is terminated as provided in Sections 6.1(a) or (b)
above, this Lease shall cease and expire as if the date of transfer of possession of the Leased Premises, the Project, or any portion thereof, was the expiration date of this Lease.

     (d) If this Lease is not terminated by either Landlord or Tenant as aforesaid, Tenant shall pay all Rent up to the date of transfer of possession of such portion of the Leased Premises so taken or condemned and this Lease shall thereupon cease and terminate with respect to such portion of the Leased Premises so taken or condemned as if the date of transfer of possession of the Leased Premises was the expiration date of the Term relating to such portion of the Leased Premises. Thereafter, the Annual Basic Rent, and Tenant's Operating Expense Share and Tenant's Tax Share shall be calculated based on the Net Rentable Area of the Leased Premises not so taken or condemned. If any such condemnation or taking occurs and this Lease is not so terminated, Landlord shall, within sixty (60) days after the date any portion of the Project is damaged, or the use of any portion of the Project by Tenant and Tenant's employees and invitees is impeded, because of such condemnation, commence to repair the Project (excluding Tenant's Business Equipment), so that the remaining portion of the Project, as the case may be, shall constitute a complete architectural unit, reasonably fit for Tenant's occupancy and business as reasonably determined by Tenant and Landlord. If Landlord fails to cause such restoration to be substantially completed within one (1) year after the date Landlord commences such restoration work for any reason other than a delay caused by an act or omission of Tenant, then Tenant shall have the right to terminate this Lease by notifying Landlord in writing of such termination within thirty (30) days after the date that is one (1) year after the date Landlord commences such restoration work. The one (1) year period described in the preceding sentence shall be automatically extended for each day of delays caused by Force Majeure Events.

     (e) In the event of any condemnation or taking of all or a portion of the Leased Premises, and in the event of any condemnation or taking of all or a portion of the Parking Areas or the Project which taking materially adversely affects the value of or Tenant's use or enjoyment of the Leased Premises, Tenant, at Tenant's expense may, jointly with Landlord, appear, claim, prove and recover, in proceedings relative to such taking, (i) the value of any fixtures, furniture, furnishings, leasehold improvements and other personal property that were condemned but which under the terms of this Lease Tenant is permitted to remove at the end of the Term, (ii) the unamortized cost of any leasehold improvements that are not so removable by Tenant at the end of the Term and that were installed at Tenant's expense, (iii) the loss of Tenant's business as the result of such condemnation and (iv) relocation and moving expenses.

     (f) If any taking or condemnation for any public purpose of the Leased Premises or any portion thereof occurs for one hundred eighty (180) days or less and the portion of the Leased Premises not so taken is in Tenant's reasonable judgment sufficient to allow the conduct of Tenant's business in the Leased Premises to substantially the same extent and quantity as before the taking (and Tenant, in fact, ceases its use of the Leased Premises for business purposes), then it shall be deemed a temporary taking and this Lease shall continue in full force and effect except that Annual Basic Rent, Tenant's Operating Expense Share and Tenant's Tax Share shall be calculated based on the Net Rentable Area of the Leased Premises not so taken, for the period of time that the Leased Premises are so taken as of the date of transfer of possession of the Leased Premises and Landlord shall be under no obligation to make any repairs or alterations.

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6.2 Damages from Certain Causes. Except as provided in Section 3.1 and Section
6.6, and subject to Landlord's obligations to restore, repair and maintain as specifically provided in this Lease, Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, riot, strike, insurrection, war, requisition or order of governmental body or authority, court order or injunction, or any other cause beyond Landlord's control.

6.3 Casualty Clause.

     (a) If at any time during the Term of this Lease, the Leased Premises, the Common Areas, including, without limitation, the Parking Areas, the Building or any systems or equipment serving the Leased Premises, the Common Areas or the Building (collectively, the "Damaged Property") is damaged by fire, earthquake, flood or by any other casualty of any kind or nature (a "Casualty") then, except as hereinafter provided, Landlord shall proceed to rebuild or restore the Damaged Property at Landlord's sole cost and expense; provided that, in no event, shall Damaged Property include, nor shall Landlord or Tenant have any obligation to rebuild or restore, any of Tenant's furniture, furnishings, equipment, trade fixtures or other property owned by Tenant. If, in the reasonable opinion of Landlord's architect as evidenced by a written letter or certification delivered to Tenant not more than forty-five (45) days following the Casualty, the Damaged Property cannot be repaired so as to make the Leased Premises and the Parking Areas tenantable within two hundred seventy (270) days from the date of notice of Landlord's architect's opinion, then Tenant shall have the right to terminate this Lease as to such property by notifying Landlord in writing of such termination within thirty (30) days of receipt of Landlord's architect's opinion. Any failure by Tenant to deliver such termination notice to Landlord by such thirtieth (30th) day shall constitute a waiver of Tenant's right to terminate this Lease pursuant to this Section 6.3(a) as a result of such Casualty.

     (b) Landlord may elect to terminate this Lease on account of a Casualty by delivering written notice to Tenant within forty-five (45) days after a Qualified Damage; provided that Landlord also terminates all other similarly affected tenant leases that Landlord has a right to terminate as a result of such Casualty. As used herein, a "Qualified Damage" shall mean any one or more of the following:

          (i) There shall be damage to an extent greater than fifty percent (50%) of the replacement cost of the Building above the foundation, and such damage or destruction shall be caused by a risk covered by insurance maintained or required to be maintained (whether or not actually maintained) by Landlord pursuant to this Lease (i.e., an "insurable risk").

          (ii) There shall be damage, resulting from a risk other than an insurable risk, to an extent greater than twenty-five percent (25%) of the replacement cost of the Building above the foundation.

          (iii) Necessary repairs to the Damaged Property cannot be completed, in the reasonable opinion of Landlord's architect, within two hundred seventy (270) days after the occurrence of such damage, which opinion Landlord shall cause its architect to deliver to Tenant not more than thirty (30) days after the Casualty.

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

     (c) Notwithstanding any language herein to the contrary, if at the time of any substantial damage to the Leased Premises from a Casualty, less than one (1) year remains in the Term, then (i) Landlord shall have the right, in its sole option, to elect not to rebuild or restore the Damaged Property, such right to be exercised, if at all, by written notice to Tenant within thirty (30) days after the date of such Casualty, and (ii) Tenant shall have the right, in its sole option, to terminate this Lease, such right to be exercised, if at all, within thirty (30) days after the date of such Casualty or within thirty (30) days after Tenant's receipt of Landlord's notice pursuant to Section 6.3(c)(i) .

     (d) If Landlord is herein required to repair and restore the Project, and Tenant shall have had, but shall not have exercised, a right of termination as provided at Section 6.3(a), Landlord shall use commercially reasonable efforts to commence such repair and restoration within sixty (60) days following the Casualty. Landlord's architect shall determine the date that Landlord commences the repair and restoration of the Project and shall notify Tenant of such determination within thirty (30) days thereof. Notwithstanding any language herein to the contrary, if Landlord undertakes but fails to repair and restore the Damaged Property within the later of (i) one (1) year after the date determined by Landlord's architect to be the date Landlord commenced the restoration and repair work or (ii) the date identified in Landlord's architect's opinion given pursuant to Section 6.3(a) as the date by which Landlord's architect believed the repair and restoration to the Damaged Property would be completed (the later such date, the "Outside Completion Date"), for any reason other than a delay caused by an act or omission of the Tenant, then subject to the final sentence of this paragraph, Tenant may terminate this Lease by delivering written notice to Landlord within thirty (30) days after the Outside Completion Date, but before the repairs and restoration to the Damaged Property have been completed. If Tenant fails to deliver such notice within such thirty (30) day period, Tenant shall have waived its right to terminate this Lease on account of the time required to repair such casualty. The Outside Completion Date shall be automatically extended for each day of delays caused by Force Majeure Events (but in no event shall such Outside Completion Date be extended for more than sixty (60) days by Force Majeure Events).

6.4 Property Insurance. Landlord shall maintain standard fire and extended coverage insurance, plus, if elected by Landlord, coverage for acts of terrorism, for each Project, including, without limitation, for the Building, Common Areas, including, without limitation, Parking Areas, Leased Premises and other tenantable areas and on the improvements and betterments contained therein (excluding Tenant's and any other tenant's furniture, furnishings, equipment, trade fixtures or other property), in an amount not less than eighty percent (80%) of the full replacement cost thereof above the foundation. Upon the request of Tenant, a copy of a duly executed certificate of insurance reflecting Landlord's maintenance of the insurance required under this Section 6.4 shall be delivered to Tenant. Said insurance shall be maintained with a reputable insurance company selected by Landlord and qualified and licensed to do business in the State in which the Project is located and having a current Best's Rating of A+ or better. All payments for losses thereunder shall be made solely to Landlord.

6.5 Liability Insurance. Landlord and Tenant shall each maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid on or before the due dates, issued by and binding upon a reputable insurance company qualified and licensed to do business in the State in which the Project is located, with a current Best's Rating of A+ or

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

better. Such insurance shall afford minimum protection (which may be effected by primary and/or excess coverage) of not less than Three Million Dollars ($3,000,000.00) for bodily injury or death in any one (1) accident or occurrence and against property damage. Notwithstanding anything to the contrary, so long as Tenant satisfies the Self-Insurance Net Worth Test, Tenant may self insure in order to meet any insurance requirements in this Lease. In the event Tenant fails, in whole or in part, to carry insurance that complies with the requirements of this Section 6.5, Tenant shall be deemed to self-insure to the extent of such noncompliance.

6.6 Hold Harmless. Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, contractors, customers or invitees, for any damage to person or property to the extent caused by any negligent act or omission of Tenant, or its agents, servants or employees, and Tenant agrees to and does hereby indemnify, defend and hold harmless, Landlord and Landlord's shareholders, officers and trustees, and its and their respective successors and assigns, from and against any and all claims, demands, causes of action, fines, penalties, costs, expenses (including, without limitation, reasonable attorneys' fees and court costs), liens or liabilities to the extent caused by (i) any negligent act or omission of Tenant, or its agents, servants or employees or
(ii) any claim for which Tenant was obligated to obtain insurance, but elected to self-insure as permitted by Section 6.5. Tenant shall not be liable to Landlord, or to Landlord's agents, servants, employees, contractors, customers or invitees, for any damage to person or property to the extent caused by any negligent act or omission of Landlord, or its agents, servants or employees and Landlord agrees to and does indemnify, defend and hold harmless Tenant and Tenant's shareholders, officers and directors, and its and their respective successors and assigns, from and against any and all claims, demands, causes or action, fines, penalties, costs, expenses (including, without limitation reasonable attorneys fees and costs), liens or liabilities to the extent caused by any negligent act or omission of Landlord, or its agents, servants or employees.

6.7 WAIVER OF RECOVERY. ANYTHING IN THIS LEASE TO THE CONTRARY NOTWITHSTANDING, LANDLORD AND TENANT EACH HEREBY WAIVES ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION, AGAINST THE OTHER, AND ITS AGENTS, SERVANTS, PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS OR EMPLOYEES, FOR ANY LOSS OR DAMAGE THAT MAY OCCUR TO THE LEASED PREMISES, THE PROJECT OR ANY IMPROVEMENTS THERETO OR THEREON, OR ANY PROPERTY OF SUCH PARTY THEREIN OR THEREON, BY REASON OF FIRE, THE ELEMENTS, OR ANY OTHER CAUSE THAT IS INSURED AGAINST (OR IS INSURABLE, WHETHER OR NOT ACTUALLY INSURED) UNDER THE TERMS OF STANDARD FIRE AND EXTENDED COVERAGE INSURANCE POLICIES IN THE STATE IN WHICH THE PROJECT IS LOCATED, REGARDLESS OF THE AMOUNT OF THE PROCEEDS, IF ANY, PAYABLE UNDER SUCH INSURANCE POLICIES AND THE CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF THE OTHER PARTY HERETO, OR ITS AGENTS, OFFICERS, PARTNERS, SHAREHOLDERS, SERVANTS OR EMPLOYEES, AND COVENANTS THAT NO INSURER SHALL HOLD ANY RIGHT OF SUBROGATION AGAINST SUCH OTHER PARTY ON ACCOUNT THEREOF.

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

                                  ARTICLE VII
                  DEFAULTS, REMEDIES, BANKRUPTCY, SUBORDINATION

7.1 Default and Remedies.

     (a) The occurrence of any of the following shall constitute an Event of Default ("Event of Default") under this Lease on the part of Tenant:

          (i) Failure to pay any payment of Rent when due (including, without limitation, Annual Basic Rent, Tenant's Operating Expense Share, Tenant's Tax Share and Above Standard Services Rent) and such failure to pay continues for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided that Landlord shall not be obligated to send written notice of a failure to pay more than two (2) times in any consecutive twelve (12) month period, or

          (ii) At any time that Tenant does not satisfy the Net Worth Test, failure of Tenant to maintain any policy of insurance that Tenant is required by the terms of this Lease to maintain and such failure continues for a period of ten (10) business days after written notice from Landlord to Tenant of such failure, which notice shall (A) specify the insurance policy which Tenant has failed to maintain and the provision of this Lease which requires Tenant to maintain such insurance, and (B) state, in all capital letters and in a prominent place, that the continuance of such failure to maintain insurance for ten (10) business days after Tenant's receipt of such written notice will constitute an Event of Default under
     Section 7.1(a) of the Lease, or

          (iii) Tenant breaches or fails to comply with any term, provision, condition or covenant of this Lease, other than as described in Section 7.1(a)(i) and (ii), and such breach or failure continues for thirty (30) days after written notice from Landlord to Tenant of such breach or failure to comply (or, if such breach or failure is curable but reasonably cannot be cured within thirty (30) days, Tenant does not commence to cure such breach or failure promptly within such thirty (30) day period and continuously and diligently thereafter pursue such cure and remedy until such breach or failure is remedied; provided that there shall be a maximum period of one hundred eighty (180) days after Landlord's written notice to cure or remedy such default, except that such maximum cure period shall extended as appropriate for delays caused by Force Majeure Events.

     (b) Upon the occurrence of an Event of Default, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

          (i) Landlord may immediately or at any time thereafter, collect all overdue Rent and other charges payable to Landlord, together with Landlord's legal fees and costs of enforcement, with interest at the Applicable Rate from the date such sums were originally due until the date paid in full.

          (ii) Landlord may immediately or at any time thereafter re-enter the Leased Premises and correct or repair any condition which shall constitute a failure on Tenant's

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

     part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease or of the Building Rules now in effect or hereafter adopted or of any notice given Tenant by Landlord pursuant to the terms of this Lease, and Tenant shall fully reimburse and compensate Landlord on demand.

          (iii) Landlord, with or without terminating this Lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Leased Premises and thereupon Tenant shall immediately vacate the Leased Premises and remove therefrom all property thereon (other than Non-Removable Improvements) belonging to or placed in the Leased Premises by, at the direction of, or with consent of Tenant, whereupon Landlord shall have the right to re-enter and take possession of the Leased Premises. Any such demand, re-entry and taking possession of the Leased Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

          (iv) Landlord may immediately or at any time thereafter, re-enter the Leased Premises, and if persons or any of Tenant's property are then in the Leased Premises, then, upon prior written notice to Tenant, Landlord may remove therefrom Tenant and all property belonging to or placed on the Leased Premises by, at the direction of, or with consent of Tenant, all at Tenant's expense. Any such re-entry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

          (v) Landlord, without terminating this Lease, may immediately or at anytime thereafter relet the Leased Premises or any part thereof, for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord deems reasonable, and Landlord may make any alterations or repairs to the Leased Premises that are necessary or proper to facilitate such reletting as office space; and Tenant shall pay all costs of such reletting, including, but not limited to, the cost of any such alterations and repairs to the Leased Premises and reasonable attorneys' fees actually incurred; and Tenant shall continue to pay all Rent due under this Lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Leased Premises, and thereafter Tenant shall pay monthly during the remainder of the Term the amount, if any, by which the Rent and other charges reserved in this Lease exceed the rent and other charges collected from any such subsequent tenant or tenants (net of the costs Landlord incurred to re-enter and relet the Leased Premises), but Tenant shall not be entitled to receive any excess of any such rents collected over the Rent reserved herein. Landlord hereby agrees to use its commercially reasonable efforts to relet the Leased Premises to mitigate or otherwise reduce the damages for which Tenant may be liable hereunder, but only to the extent required under applicable law in the state in which the Building is located; provided that in no event shall Landlord's leasing or attempted leasing of other space in the Building instead of the Leased Premises, in and of itself, violate the provisions of the preceding sentence. Any such reletting may be for such rent, for such time, and upon such terms as the Landlord, in the Landlord's good faith discretion, shall determine to be commercially reasonable. Landlord shall be deemed to

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

     have exercised commercially reasonable efforts to relet the Leased Premises so long as Landlord or Landlord's agents employ marketing methods and procedures substantially similar to marketing methods and procedures used by Landlord or Landlord's agents to market and lease vacant space in other buildings, which are similar in nature and quality to the Building, owned by Landlord or an affiliate of Landlord.

          (vi) Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon notice to Tenant of such termination; upon such termination Landlord shall elect to either recover from Tenant (A) all damages Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and reasonable attorneys' fees) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair of the Leased Premises that is necessary or proper to prepare the same for reletting as office space, or (B) all arrearages in rentals, plus an amount equal to the excess, if any, of the present value discounted at the Prime Rate of the total amount of all Rent to be paid by Tenant for the remainder of the Term, over the present value (discounted at the same rate) of the fair market rental value of the Leased Premises for the remainder of the Term.

     (c) If Landlord re-enters the Leased Premises or terminates this Lease pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages that may be caused by such re-entry or termination by Landlord pursuant to the provisions of this Lease. Tenant shall and does hereby indemnify and hold Landlord harmless from any loss, cost (including court costs and attorneys' fees), or damages suffered by Landlord by reason of such re-entry or termination unless caused by Landlord's gross negligence.

     (d) The exercise by Landlord of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. Except as otherwise provided in this Lease, remedies provided for in this Lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity.

     (e) Intentionally Omitted.

     (f) If Landlord should fail to perform or observe any covenant, term, provision or condition of this Lease and such default should continue beyond a period of ten (10) days as to a monetary default or thirty (30) days (or such longer period as is reasonably necessary to remedy such default; provided Landlord shall continuously and diligently pursue such remedy at all times until such default is cured) as to a non-monetary default, after in each instance written notice thereof is given by Tenant to Landlord (and a copy of said notice is sent simultaneously therewith to the Notice Parties) ("Landlord Default"), then, in any such event Tenant shall have the right, (i) to cure or attempt to cure the Landlord Default (upon twenty-four (24) hours' notice in the event of an emergency, notwithstanding the foregoing provisions of this Section 7.1(f)), and Landlord shall reimburse Tenant for all reasonable sums expended in so curing the Landlord Default or (ii) to commence such actions at law or in equity to which Tenant may be entitled.

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

The exercise by Tenant of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Tenant of any one or more of the other rights and remedies herein provided. Except as otherwise provided in this Lease, remedies provided for in this Lease are cumulative and may, at the election of Tenant, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity, including without limitation the right to claim that Tenant has been constructively evicted.

     (g) Notwithstanding the provisions of Section 7.1(e) hereof, if Landlord should fail to maintain any policy of insurance which Landlord is required by the terms of this Lease to maintain and such failure continues for a period of ten (10) business days after written notice from Tenant to Landlord and all Notice Parties of such failure, which notice shall (A) specify the insurance policy which Landlord has failed to maintain and the provision of this Lease which requires Landlord to maintain such insurance. Tenant's sole and exclusive recourse and remedy for Landlord's failure to maintain any such policy of insurance shall be limited to the offset right provided in Article XIII.

7.2 Insolvency or Bankruptcy. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or any general assignment by Tenant for the benefit of creditors, or any action taken by Tenant under any insolvency, bankruptcy, or reorganization act, or an involuntary proceeding against Tenant that is not dismissed or bonded against within one hundred twenty
(120) days after the filing thereof, shall at Landlord's option, constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time during the duration of such event, this Lease shall terminate five (5) days after notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy or a proceeding in lieu thereof and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

7.3 Negation of Lien for Rent. Landlord hereby expressly waives and negates any and all contractual liens and security interests, statutory liens and security interests or constitutional liens and security interests arising by operation of law to which Landlord might now or hereafter be entitled on all property of Tenant now or hereafter placed in or upon the Leased Premises, except for judgment liens, if any.

7.4 Attorney's Fees. If either party is in default beyond any applicable grace or notice period in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the non-prevailing party agrees to pay the prevailing party's reasonable attorneys' and paralegals' fees and costs, at all levels, before, during and after trial, and on appeal.

7.5 No Waiver of Rights. No failure or delay of Landlord or Tenant in any one instance to exercise any remedy or power given it herein or to insist upon strict compliance by Tenant or Landlord of any obligation imposed on it herein in any other instance and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by such party in any one instance or any right it has herein to demand strict compliance with the terms hereof by the other party in any other instance. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and then only for the time and in the manner specified in such waiver. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized officer of Landlord or Tenant. No endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

7.6 Holding Over.

     (a) Except as provided in Section 7.6(b), in the event of holding over by Tenant after expiration or termination of this Lease without the written consent of Landlord, Tenant shall pay for the entire holdover period as liquidated damages, solely for such holding over, one hundred fifty percent (150%) of the Annual Basic Rent that would have been payable if the Lease had not so terminated or expired plus one hundred fifty percent (150%) of all Rent other than Annual Basic Rent (including, without limitation, Tenant's Operating Expense Share and Tenant's Tax Share) that would have been payable if this Lease had not so terminated or expired. Nothing in this Section 7.6(a) shall be construed as granting Tenant a right to retain possession of the Leased Premises, or as limiting Landlord's right to recover possession of the Leased Premises, after the expiration or termination of this Lease as to such Leased Premises.

     (b) Notwithstanding the provisions of Section 7.6(a), Tenant shall be permitted to holdover in the Leased Premises, or a portion thereof, for a period of time not to exceed sixty (60) days after the expiration of the Term (whether the Initial Term or the Term as renewed) if and only if: (1) Landlord has not already leased the portion of the Leased Premises in which Tenant is holding over, and (2) Tenant gives Landlord written notice of such intent to holdover within thirty (30) days prior to the expiration of the Term; such written notice shall specify the length of time Tenant intends to holdover and the portion of the Leased Premises in which Tenant intends to holdover. If Tenant elects to holdover pursuant to the preceding sentence, such holdover will be on an AS-IS basis except that the Annual Basic Rent shall be one-hundred twenty-five percent (125%) of the Annual Basic Rent applicable to such Leased Premises immediately prior to such holdover.

7.7 Subordination. Landlord represents and warrants to Tenant that as of the Commencement Date, there is no ground lease or other superior lease presently encumbering the Leased Premises, and no mortgage or deed of trust lien presently encumbering the Leased Premises. Landlord will provide to Tenant, within thirty
(30) days following the recording of a mortgage or deed of trust encumbering the Project (the holder thereof, or of a ground lease or other superior lease to which this Lease may hereafter be subject, being hereafter referred to as an "Interest Holder"), a non-disturbance agreement in the form attached hereto as Exhibit D or such other form as shall be reasonably satisfactory to Tenant and such Interest Holder, and such form in any event shall specifically include provisions that, in the case of a deed of trust or mortgage, in the event of any foreclosure or other enforcement under the mortgage or deed of trust, either by judicial proceeding or by power of sale, or if conveyance or transfer of the Project shall be made in lieu of foreclosure, or in the case of a lease, in the event of any termination of the lease for any reason (whether or not because of exercise by lessor of any right or remedy) or any enforcement

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

of remedies by the lessor thereof (any such foreclosure or conveyance in lieu of foreclosure, and any such lease termination or enforcement of lease remedies, being herein referred to as "Enforcement"), then this Lease shall not be terminated as a result of such Enforcement, whether by operation of law or otherwise, but rather, notwithstanding such Enforcement, and the fact that this Lease is subordinate to the deed of trust mortgage or lease (as the case may be), this Lease shall continue in full force and effect as a binding lease agreement between Owner and Tenant in accordance with its provisions, and the rights of Tenant under this Lease shall not be interfered with nor disturbed by any party owning the Project or any interest therein as a result of Enforcement, or such party's successors and assigns (any such owner, and its successors and assigns, being herein called "Owner"). However, nothing herein shall negate the right of Owner to exercise the rights and remedies of Landlord under this Lease, including, without limitation, the right to terminate this Lease as provided herein in the event of a default by Tenant under this Lease, and as to any default by Tenant under this Lease existing at the time of Enforcement, such Enforcement shall not operate to waive or abate any action initiated by Landlord under this Lease to terminate the same on account of such default. Tenant agrees to subordinate its interest under this Lease to any ground lease, mortgage or deed of trust lien hereafter placed on the Project; provided that as a condition to such subordination, the party to whose interest Tenant subordinates its interest hereunder shall execute and deliver to Tenant a subordination, non-disturbance and attornment agreement in the form attached as Exhibit D, or in another form otherwise meeting the requirements of this Section. Unless and until a subordination, non-disturbance and attornment agreement is entered into between Tenant and the applicable party, the holder of any ground or land lease that may now affect any of the Land or the holder of any mortgage or deed of trust that may now encumber the Project may elect at any time to cause their interests in the Land or the Project to be subordinate and junior to Tenant's interest under this Lease by filing an instrument in the real property records of the county in which the Building is located effecting such election and providing Tenant with notice of such election.

7.8 Estoppel Certificate. At the request of either Landlord or Tenant, the other party will execute within ten (10) business days from the date of receipt of the request, from time to time, an estoppel certificate substantially in the form attached hereto as Exhibit E or in such other form as may be reasonably requested by the requesting party; provided that any request submitted by Landlord requesting an estoppel certificate by Tenant shall be accompanied by an estoppel certificate executed by Landlord indicating whether or not there are any then existing defaults by Tenant under this Lease, and if so, describing said defaults. Tenant and any third party certifying, to the best of such party's knowledge and belief, to the facts (if true) described in such certificate.

7.9 Subsequent Documents. Any provision in this Lease for Tenant or Landlord to execute estoppel certificates, subordination, non-disturbance or attornment agreements or other documents pertaining to this Lease, is subject to the requirements that, except as provided in this Lease or otherwise agreed to, any such document must involve no diminution of Tenant's or Landlord's rights provided for in this Lease, no additional liability of Tenant or Landlord, and no cost or expense to Tenant or Landlord; and any estoppel certificate regarding Lease defaults or breaches shall be limited to the actual knowledge of the signing representative.

7.10 Interest Holder Privileges. In the event of any Landlord's Default, Tenant shall give written notice thereof to Landlord and to any Interest Holder whose address shall have been

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

furnished to Tenant, such notice to be delivered to said Interest Holder at the same time notice is delivered to Landlord. Tenant shall offer such Interest Holder the same opportunity to cure the default as Landlord is entitled, and Tenant shall forbear in the exercise of any rights or remedies in the interim.

                                  ARTICLE VIII
                 SUBLEASING, ASSIGNMENT, LIABILITY, AND CONSENTS

8.1 Sublease or Assignment by Tenant.

     (a) Tenant shall not (i) assign, convey or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease or any interest hereunder to any party other than to an Affiliate or corporate successor of Tenant or (ii) allow any lien to be placed upon Landlord's or Tenant's interest hereunder in and to the Leased Premises or the Projects or the estates or interests created by this Lease.

     (b) Subject to the provisions of this Section 8.1(b), Tenant may, at any time during the Term, sublease all or a portion of the Leased Premises; provided that any sublease for a term of longer than five (5) years, other than a sublease to an Affiliate or corporate successor of Tenant or to one or more of Tenant's vendors for the purpose of allowing such vendors to place their personnel on-site at Tenant's premises during the duration of the vendor/vendee relationship, shall be subject to and contingent upon Landlord's right of recapture as provided in this Section 8.1(b). If Tenant desires to sublet all or any portion of the Leased Premises to a person or entity other than an Affiliate, corporate successor or Tenant vendor for a term of longer than five
(5) years, Tenant shall notify Landlord in writing at least twenty (20) days prior to the date on which Tenant desires such sublease to become effective (hereinafter referred to in this Section 8.1(b) as the "Transfer Notice") of the
(i) economic terms of the proposed subletting, (ii) the identity of the proposed sublessee, (iii) the area proposed to be sublet (hereinafter referred to as the "Sublet Space"), and (iv) the use to be made by such sublessee of such Sublet Space. The Transfer Notice shall also state in all capital letters (or other prominent display), that Landlord shall be deemed to have declined to recapture the Sublet Space and to have approved the sublease if Landlord fails to respond within twenty (20) days after receipt thereof. If Landlord fails to respond to such Transfer Notice within twenty (20) days after receipt thereof, Landlord shall be deemed to have approved the proposed sublease as set forth in the Transfer Notice. Tenant agrees to use its reasonable efforts to promptly provide any additional information about a proposed sublease that is reasonably requested by Landlord. Tenant shall deliver a copy of any such sublease to Landlord promptly after its execution. If Tenant shall fail to consummate the sublease that was the subject of the Transfer Notice on the same terms as those set forth in the Transfer Notice within ninety (90) days following the date of the Transfer Notice, then Tenant shall be obligated to deliver to Landlord a further Transfer Notice in regard to the proposed sublease, and the process shall be repeated until the sublease shall be signed within the time and on the terms required, or Landlord shall elect to recapture the Sublet Space. If Landlord elects to recapture the Sublet Space, upon such recapture and Tenant's surrender and Landlord's acceptance of the Sublet Space, (i) Tenant shall be released from its obligations under this Lease for the remainder of the Term of this Lease as they relate to the recaptured Sublet Space only, including, without limitation, Tenant's obligation to pay Annual Basic Rent and Tenant's Operating Expense Share and Tenant's Tax Share as they relate to the recaptured Sublet Space

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

only, and (ii) Landlord shall pay all leasing commissions, tenant improvement allowances and other costs associated with releasing the recaptured Sublet Space and all costs associated with demising the recaptured Sublet Space for separate occupancy.

     (c) Anything in this Lease contained to the contrary notwithstanding, Tenant shall not have the right to sublease all of any portion of the Leased Premises to an organization or person enjoying sovereign or diplomatic immunity, a medical or dental practice that will attract a volume, frequency or type of visitor or employee to the Building which is not consistent with the standards of a high quality office building or that will impose an excessive demand on or use of the facilities or services of the Building.

     (d) Each sublessee must fully observe all covenants of this Lease applicable to the Sublet Space, and no consent by Landlord to a sublease shall be deemed in any manner to be a consent to a use not permitted under this Lease. During the occurrence of an Event of Default by Tenant hereunder, Landlord may collect subrentals directly from a sublessee of the Sublet Space.

     (e) Notwithstanding the giving by Landlord of its consent or approval to any subletting, assignment or occupancy as provided in this Section 8.1 or any language contained in such lease, sublease or assignment to the contrary, except to the extent this Lease or any obligation or liability of Tenant hereunder is expressly terminated or released in writing by Landlord, Tenant shall not be relieved of any of Tenant's obligations or covenants under this Lease and Tenant shall remain fully liable hereunder.

     (f) Any attempted assignment, sublease or other transfer by Tenant in violation of the terms and covenants hereof shall be void and shall be a breach under Section 7.1(a)(iii), with respect to which, however, no grace period shall apply. Any consent or approval by Landlord to a particular assignment, sublease or other transfer shall not constitute Landlord's consent or approval to any other or subsequent assignment, sublease or other transfer, and any proposed assignment, sublease or other transfer by an assignee, sublessee or transferee of Tenant or any other assignee, sublessee or transferee shall be subject to the provisions hereof as if it were a proposed assignment, sublease or other transfer by Tenant.

     (g) Tenant agrees to reimburse Landlord for reasonable legal fees and costs incurred by Landlord in connection with Landlord's consideration of any request by Tenant for a Subtenant Non-Disturbance Agreement , it being understood that Landlord may grant or withhold its approval of the Subtenant Non-Disturbance Agreement in Landlord's sole discretion.

     (h) Intentionally Omitted.

     (i) Any provision of the Lease to the contrary notwithstanding, the rights granted to Tenant pursuant to provisions of Section 1.4 (Options to Renew),
Section 3.4 (Building Identity; Signage; Exclusivity), Article IX (Purchase and
Sale), and Article X (Expansion Rights) and are personal to the herein named Tenant and any corporate successor or permitted assignee of this Lease and such rights may not be assigned or subleased to, or exercised by, any other person or entity, it being understood that no assignment of this Lease or subletting of all or a portion of the Leased Premises shall cancel or void any of the aforesaid rights as they pertain to the herein

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

named Tenant and any corporate successor permitted assignee of this Lease. Tenant shall furnish to Landlord copies of any and all subleases executed by Tenant within ten (10) business days following the date such sublease is by its terms effective. All subleases shall by their terms be subject and subordinate to this Lease as amended from time to time.

     (j) In any instance in which Landlord shall have the right of recapture but Tenant shall, in violation of Section 8.1(b), sublease Sublet Space without first offering the same to Landlord, then without limitation of Landlord's rights, Landlord shall have the continuing right of recapture pursuant to
Section 8.1(b) upon learning of such sublease and so advising Tenant; the twenty
(20) day response period reserved to Landlord under Section 8.1(b) being deemed tolled until the date Tenant delivers a Transfer Notice in respect of the Sublet Space and shall run for a period of twenty (20) days thereafter. If Tenant shall have subleased the Sublet Space at a profit (after deduction of Tenant's reasonable, documented costs of subleasing) and Landlord thereafter elects to recapture, then Tenant shall be obliged to compensate Landlord, upon Landlord's demand, in the full amount of such profit from the inception of such sublease to the date of recapture. Except as provided in this Section 8.1(j), Tenant shall retain any and all profits on subleasing.

8.2 Assignment by Landlord. At any time after the Commencement Date, but subject to the provisions of Section 9.3, Landlord shall have the right to transfer, assign or convey, in whole or in part, the Project of which the Leased Premises are a part, or any portion or portions thereof, and any and all of its rights under this Lease, and in the event Landlord transfers, assigns, or conveys its rights and obligations under this Lease, Landlord shall thereby be released from any future obligations hereunder and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such future obligations to the extent such successor in interest has, by written instrument of which a copy has been delivered to Tenant, assumed all of the liabilities and obligations of its predecessor in interest under this Lease accruing from and after the date of such transfer, assignment or conveyance; the foregoing provision shall not release the transferring Landlord from any obligation or liability which has not been assumed by such successor in interest of Landlord. Except for such release of the prior Landlord, in no event shall any transfer, assignment or conveyance affect or otherwise impair the rights of Tenant to accrued self-help, abatement or other rights and remedies of Tenant hereunder arising out of any breach of an express warranty or representation of any Landlord contained in this Lease, the failure of any Landlord to perform any covenant of Landlord under this Lease or otherwise arising out of this Lease. Notwithstanding any other provision of this Lease, except as expressly provided in Sections 9.3, no transfer, assignment or conveyance of interest of the transferring Landlord in all or any part of the Project or the Land shall release or reduce, or prejudice Tenant's rights against the transferring Landlord with respect to, any liabilities or obligations of Landlord which accrued, or relate to any period of time, prior to the date of such transfer, assignment or conveyance.

                                   ARTICLE IX
                                PURCHASE AND SALE

9.1 Tenant's Right of First Refusal to Purchase. If at any time during the Initial Term of this Lease, Landlord shall receive a bona fide offer (a "Third Party Offer") from a third party (other than a purchaser making a bid at any sale incidental to the exercise of any remedy provided for in

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

any mortgage encumbering the Building or the Project, or a proposed transaction with an Affiliate of Landlord) to purchase a the Building, which Third Party Offer is in all respects acceptable to Landlord, and if at the time Landlord receives such Third Party Offer, no Event of Default has occurred hereunder and shall be continuing and the herein named Tenant, or its Affiliates, shall remain in possession of at least thirty-five percent (35%) of the Net Rentable Area of the Building, then Landlord shall notify Tenant of such Third Party Offer. If both of the conditions enumerated in the previous sentence shall be satisfied, Landlord shall notify Tenant of such Third Party Offer and for a period of twenty (20) days after such notice is sent by Landlord, Tenant shall have the exclusive right to accept Landlord's offer to purchase Landlord's interest in the Building upon the terms and conditions set forth in the Third Party Offer. Tenant shall exercise such right of first refusal, if at all, by delivering its written purchase offer to Landlord within said twenty (20) days after the date of Landlord's notice. Such purchase shall occur not later than sixty (60) days following Tenant's acceptance of Landlord's offer. On the date of such purchase, Landlord shall convey and assign to Tenant, or its designee, Landlord's interest in the Building in consideration of payment of the sale price therefor, in accordance and upon compliance with the terms and conditions of the Third Party Offer, and this Lease shall terminate. If Tenant fails to accept Landlord's offer within such twenty (20) day period, then Landlord shall be free to sell the Building for a period of nine (9) months thereafter on the same economic terms and conditions (or on different terms more favorable to Landlord, as seller) without offering the Building to Tenant. If Landlord does not convey its interest in the Building within such nine (9) month period, then Tenant's rights pursuant to this paragraph shall be reinstated. In no event shall the right of first refusal provided in this Section 9.1 apply to any foreclosure of the Building or the Project or the delivery of any deed-in-lieu of foreclosure and such right of first refusal shall terminate and be of no further force or effect upon and following a foreclosure or the delivery of a deed-in-lieu of foreclosure.

9.2 Right of First Offer on Sale.

     (a) During the Term, so long as no Event of Default shall have occurred hereunder and be continuing, and for so long as the herein named Tenant, or its Affiliates, shall remain in possession of at least thirty-five percent (35%) of the Net Rentable Area of the Building (together, the "ROFO Eligible Conditions"), Tenant shall have the right of first offer to purchase the Building should Landlord determine to sell it, as more fully provided below. In no event shall the right of first offer provided in this Section 9.2 apply to any foreclosure of the Building or the delivery of any deed-in-lieu of foreclosure and such right of first offer shall terminate and be of no further force or effect upon and following a foreclosure or the delivery of a deed-in-lieu of foreclosure.

     (b) For so long as the ROFO Eligible Conditions persist, Landlord shall notice Tenant as to the offer price as well as other economic terms upon which Landlord wishes to sell the Building, specifying the last date upon which Landlord will agree to make settlement on such sale. Tenant shall have thirty
(30) days following Landlord's delivery of such notice within which to respond to such notice. If Tenant does not accept Landlord's offer within such thirty
(30) day period, Tenant's rights under this Section shall lapse and Landlord shall thereafter be free to market and sell the Building upon the same economic terms and for the price stated in the offer for a period of nine (9) months; provided that if Landlord fails to execute a definitive agreement to sell the Building within nine (9) months following the date of Landlord's original

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

notice to Tenant or, within such nine (9) month period, Landlord desires to sell the Building for a purchase price or on economic conditions that are less than the offer price and conditions previously identified to Tenant, Landlord shall re-offer the Building to Tenant as set forth above.

                                   ARTICLE X
                                EXPANSION RIGHTS

10.1 Tenant Expansion Notices. Tenant shall have the right, from time to time during the Term of this Lease (but not more frequently than one time every twelve (12) months), to notify Landlord (any such notice, a "Tenant Expansion Notice") of Tenant's desire or potential desire to lease additional space if available in the Building and to request that Landlord advise Tenant of all the space within the Building that is then available for leasing or which is scheduled to become available for leasing within the next eighteen (18) months. Tenant Expansion Notices shall identify (a) the approximate Net Rentable Area of the expansion space desired by Tenant, (b) the date by which Tenant desires to occupy the expansion space and (c) whether Tenant is committing, in advance of receiving the Landlord Expansion Response, to lease the space identified in the Tenant Expansion Notice if and when available (any such space, "Pre-Committed Space"), subject to Tenant's acceptance of Landlord's determination of the Fair Market Rental Value of such Pre-Committed Space.

10.2 Landlord Expansion Response. Landlord shall, within fifteen (15) days following Landlord's receipt of a Tenant Expansion Notice, respond to Tenant's inquiry (any such response, a "Landlord Expansion Response") by advising Tenant of (a) the location, approximate Net Rentable Area and configuration of any and all potential expansion space that is then available or, within the next eighteen (18) months, will become available for leasing in the Building, (b) the date by which Landlord anticipates that the potential expansion spaces will become available and (c) Landlord's opinion of the Fair Market Rental Value of the available potential expansion space. If no potential expansion space that satisfies Tenant's criteria is available, the Landlord Expansion Response shall so state.

10.3 Expansion Space Leases. [Note: Five Year Term Separate Leases must be revised to eliminate option of "Coterminous Expansion Space"] Subject to the limitations expressed in Section 10.5, Tenant shall have the right and option ("Expansion Rights") to lease all or a portion of the available space identified in the Landlord Expansion Response as either Coterminous Expansion Space or Short Term Expansion Space, as Tenant may elect, on the following terms and conditions; provided that all Expansion Space leased during any Renewal Term, regardless of Tenant's election, shall be regarded as Short Term Expansion Space. Tenant shall exercise an Expansion Right by written reply to a Landlord Expansion Response (any such timely reply, an "Expansion Space Acceptance"), which shall specify, with particularity, (a) the location, approximate Net Rentable Area and configuration of the space described in the Landlord Expansion Response that Tenant desires to lease, (b) whether Tenant desires to lease such space for a term that is coterminous with the Term of this Lease ("Coterminous Expansion Space") or for a term of five (5) years, plus renewals ("Short Term Expansion Space"), and (c) whether Tenant agrees with Landlord's opinion of the Fair Market Value of the space that Tenant desires to lease or if Tenant desires to have the same determined by appraisal as provided in Sections 1.4(d) and (e). All space for which Tenant timely exercises an Expansion Right, either as

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

Coterminous Expansion Space or Short Term Expansion Space, shall be referred to as "Expansion Space".

     (a) Coterminous Expansion Space shall be added as Leased Premises under this Lease on the same terms and conditions as apply to all other Leased Premises (except Short Term Expansion Space) as then demised hereunder, so that
(i) the Annual Basic Rent payable for the Coterminous Expansion Space be the same as the Annual Basic Rent payable for all other Leased Premises (except Short Term Expansion Space), calculated as the Net Rentable Area of the Coterminous Expansion Space multiplied by the Annual Basic Rent Factor and (ii) the Term of this Lease with respect to the Coterminous Expansion Space shall be coterminous with the Term of this Lease for all other Leased Premises (except Short Term Expansion Space) in the Project including any Renewal Terms, as Tenant may elect.

     (b) Short Term Expansion Space shall be added as Leased Premises under this Lease on the same terms and conditions as apply to all other Leased Premises as then demised hereunder, except that (i) the Annual Basic Rent payable for the Short Term Expansion Space shall be the Fair Market Rental Value of the Short Term Expansion Space, determined by appraisal as provided in Sections 1.4(d) and
(e), (ii) the Term of this Lease with respect to the Short Term Expansion Space shall be the lesser of (A) five (5) years or (B) the then remaining balance of the Term for the remainder of the Leased Premises, (iii) Tenant shall have the right, exercisable by written notice to Landlord not less than twelve (12) months prior to the expiration of the then current Term for the Short Term Expansion Space, to renew the Term for the Short Term Expansion Space for one or more periods, as Tenant may elect, each equal to the lesser of (A) five (5) years or (B) the then remaining balance of the Term for the remainder of the Leased Premises, (iv) the Annual Basic Rent payable in respect of the Short Term Expansion Space during any renewal Term shall be the Fair Market Rental Value of the Short Term Expansion Space, determined as of the date of Tenant's renewal notice by appraisal as provided in Sections 1.4(d) and (e).

     (c) Tenant shall accept all Expansion Space in its "AS - IS" condition, and Rent for all Expansion Space shall commence on the earlier of (i) the date Tenant commences business operation in such Expansion Space or (ii) ninety (90) days following the date on which Landlord delivers such Expansion Space to Tenant free from the rights of other tenants and occupants. Tenant shall pay all costs incident to Tenant's relocation to, moving into and making the Expansion Premises ready for Tenant's use and occupancy, which tenant improvement work shall be performed by Tenant in conformity with the provisions of Section 5.2.

     (d) Promptly following Tenant's timely exercise of an Expansion Right, Landlord and Tenant shall amend Exhibit A to this Lease to reflect the addition of the Expansion Space to the Leased Premises and to confirm the terms thereof, including the Net Rentable Area of the Expansion Space, the Annual Basic Rent payable in connection therewith, the Term of Expansion Space, the change to Tenant's Occupancy Percentage resulting from the addition of the Expansion Space.

     (e) Tenant's right to lease less than all of the space identified in the Landlord Expansion Response shall be qualified by the requirement that, if Tenant desires to lease less than full floor in a Building, any available space on such partial floor that is not leased by Tenant

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

must have a size and configuration, as reasonably agreed by Landlord and Tenant, that makes it readily leaseable to third party tenants.

10.4 Intentionally Omitted.

10.5 Subordination of Expansion Space Rights. Anything herein contained to the contrary notwithstanding, Tenant's Expansion Rights as provided in this Article X are and shall be subordinate to any rights heretofore or hereafter granted to any other party with respect to space in the Building. Landlord, at Landlord's discretion, may lease available space in the Building and to any other party on such terms and conditions as they shall determine, at any time, including, without limitation, after Landlord's delivery of a Landlord Expansion Response, but before Landlord's receipt of an Expansion Space Acceptance with respect to any Expansion Space. Landlord may choose to use any space that is or about to become vacant within for marketing or property management purposes, without notifying or offering such space to Tenant, or giving rise to any right of Tenant hereunder. Nothing contained in this Article X is intended, nor may anything herein be relied upon by Tenant, as a representation by Landlord or any other party as to the availability of expansion space at any time, and Landlord shall not be obligated to lease any space identified as available on any Landlord Expansion Response to Tenant unless, at the time Landlord receives an Expansion Space Acceptance, Landlord or such owner shall not have entered into a letter of intent or a lease agreement with respect to the Expansion Space that is covered by the Expansion Space Acceptance. Notwithstanding the foregoing, Landlord shall not enter into a lease or letter of intent for any space identified in a Tenant Expansion Notice as Pre-Committed Space for a period of thirty (30) days following Landlord's receipt of the Tenant Expansion Notice identifying such Pre-Committed Space.

10.6 Duration. Tenant's Expansion Rights under this Article X shall continue throughout the Term until there are fewer than twelve (12) months then remaining in the Term and Tenant has not exercised any then available Renewal Option.

10.7 Disputes. Landlord and Tenant shall endeavor to resolve, in good faith, any disagreement arising as a result of Tenant's exercise of Expansion Rights under this Article X, failing which such disagreement shall be resolved in accordance with Article XII; provided that no disagreement between Landlord and Tenant regarding the contents of Tenant's Expansion Space Acceptance shall render any otherwise effective Expansion Space Acceptance ineffective.

                                   ARTICLE XI
                              INTENTIONALLY OMITTED

                                   ARTICLE XII
                              intentionally omitted

                                  ARTICLE XIII
                                 TENANT REMEDIES

If a Landlord Default occurs and is continuing hereunder and Tenant elects to cure or attempts to cure the Landlord Default, and if Landlord fails to reimburse Tenant for such reasonable costs of curing the Landlord Default within thirty (30) days after Tenant's submission of an invoice for such costs together with reasonable supporting documentation, Tenant may from time to time

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

offset such costs against installments of Annual Basic Rent in an aggregate amount, not to exceed in any twelve (12) calendar month period, the lesser of
(i) $50,000 and (ii) two (2) months' Annual Basic Rent.

                                  ARTICLE XIV
                                  MISCELLANEOUS

14.1 Notices. Any notice or other communications required or permitted to be given under this Lease must be in writing and shall be given or delivered at the addresses specified in Section 1.1 and sent by certified United States Mail, return receipt requested, telecopy, or by Federal Express or other nationally recognized overnight courier service. Any notice shall be deemed given upon receipt or refusal thereof. Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notice shall be directed by giving the other party notice thereof in accordance with the provisions of this Section 14.1; provided that such notice of change of address shall become effective only upon the other party's actual receipt thereof. Additionally, each of Landlord and Tenant may designate one (1) additional address to which copies of all notices shall be sent. Additionally, Tenant agrees that copies of all notices of a Landlord Default hereunder shall also be sent to each Interest Holder that notifies Tenant in writing of its interest and the address to which copies of such notices are to be sent. Notwithstanding anything contained in this Section 14.1 to the contrary, any notice regarding a party's change of address or designation of additional addressees shall become effective only upon the other party's actual receipt thereof. Any notice or other communication sent by either party pursuant to this Section 14.1 shall state, with particularity, the Leased Premises involved.

14.2 Brokers. Tenant represents that it has not engaged any broker, agent or similar party with respect to the transactions contemplated by this Lease. Tenant agrees to indemnify and hold harmless Landlord from and with respect to any claims for a brokerage fee, finder's fee or similar payment with respect to this Lease which is made by any party claiming by, through or under Tenant. Landlord represents that it has not engaged any broker, agent or similar party with respect to the transactions contemplated by this Lease other than [___________]. Landlord agrees to indemnify and hold harmless Tenant from and with respect to any claims for a brokerage fee, finder's fee or similar payment with respect to this Lease which is made by a party claiming by, through or under Landlord, other than [____]. [_____________] shall be paid a commission due, if any, pursuant to the terms of a separate agreement with such brokers, if, as and when closing shall occur and be completed under such Purchase Agreement. No broker shall be entitled to receive a separate commission from Landlord in connection with this Lease or any amendment, renewal or modification hereof.

14.3 Binding on Successors. This Lease shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its legal representatives, successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns. Where appropriate the pronouns of any gender shall include the other gender, and either the singular or the plural shall include the other.

14.4 Rights and Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of Landlord and Tenant under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law.

14.5 Governing Law. This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State in which the Project is located, including all matters of construction, validity and performance.

14.6 Rules of Construction. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this Lease.

14.7 Authority and Qualification. Tenant warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors) for the execution, delivery and performance of this Lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this Lease. Landlord warrants that all consent or approvals required of third parties (including but not limited to its Board of Trustees) for the execution, delivery and performance of this Lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this Lease. Landlord and Tenant each also represents and warrants that it is lawfully doing business in the state in which the Projects are located.

14.8 Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

14.9 Quiet Enjoyment. Landlord covenants that Tenant shall and may peacefully and quietly have, hold and enjoy the Leased Premises, subject to the other terms hereof; provided that Tenant pays the Rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that subject to the terms of Section 8.2 above, this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during the ownership of Landlord's interest hereunder.

14.10 Limitation of Personal Liability. Tenant specifically agrees to look solely to Landlord's interest in the Project and the rent and other income derived therefrom after the date execution is levied for the recovery of any monetary judgment against Landlord, it being agreed that neither Landlord nor, in any event, its partners [direct and indirect], shareholders, directors, employees, representatives and officers shall ever be personally liable for any such judgment or for any other liability or obligation of Landlord under this Lease beyond such interest in the Project. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or for offset or to prosecute any suit or action in connection with enforcement of rights hereunder or arising herefrom or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

14.11 Memorandum of Lease. Upon the written request of Tenant, Landlord and Tenant shall enter into a short form of this Lease for the purpose of recording the same, and shall, at Tenant's expense, record the same.

14.12 Consents. Except where a party is specifically granted herein the right to approve or consent to a matter in its sole and absolute discretion, whenever in this Lease it is agreed that a party shall have the right to approve or consent to any matter, said party shall not unreasonably withhold, condition or delay its consent or approval.

14.13 Time of the Essence. Time is of the essence in this Lease.

14.14 Amendments. This Lease may not be altered, changed or amended, except by an instrument in writing signed by Landlord and Tenant.

14.15 Entirety. This Lease embodies the entire agreement between Landlord and Tenant relative to the subject matter of this Lease and all summaries, proposals, letters and agreements with respect to the subject matter of this Lease that were entered into prior to the date of this Lease shall be of no further force and effect after the date hereof.

14.16 References. All references in this Lease to days shall refer to calendar days unless specifically provided to the contrary.

14.17 Counterpart Execution. This Lease may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

14.18 No Partnership. Nothing in this Lease creates any relationship between the parties other than that of landlord and tenant and nothing in this Lease, whether the computation of rentals or otherwise, constitutes the Landlord a partner of the Tenant or a joint venturer or member of a common enterprise with the Tenant.

14.19 Captions. The captions and headings used in this Lease are for convenience and reference only and in no way add to or detract from the interpretation of the provisions of this Lease.

14.20 Required Radon Notice. Tenant is hereby advised that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. The foregoing disclosure is provided to comply with Florida law, is for informational purposes only and does not create any contingency or any representation, warranty or obligation of Landlord.

14.21 Changes to Project by Landlord. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring liability to Tenant therefor, to make reasonable changes to the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, and bathrooms in the Common Areas of any Project so long as access to the Leased Premises remains comparable to or better than the access to the Leased Premises available on the Commencement Date, and so long as Tenant's exterior signage (if any) is not adversely affected. Landlord shall have the right to close, from time to time, the Common Areas and other portions of the Project for such temporary periods as Landlord deems legally necessary and sufficient to evidence Landlord's ownership and control thereof and to prevent any claim of adverse possession by, or any implied or actual dedication to, the public or any party other than Landlord.

14.22 Storage Space. To the extent that any portion of the Leased Premises consists of storage space in or about the Project, Tenant shall use the storage space for storage of files, records, and other personal property only and for no other purpose. Tenant shall not store any food (other than canned items) or perishable goods, flammable materials (other than paper, cardboard, or normal office supplies), explosives, or any other inherently dangerous material in the storage space. Except for elevator service to the floor on which the storage space is located and lighting for reasonable visibility in the storage space, Tenant acknowledges and agrees that there shall be no other services whatsoever provided to the storage space. Tenant agrees and understands that no bailment, deposit of goods for safekeeping, warehouse receipt, bill of lading, or other document of title for the property stored by Tenant is intended or created hereby and Landlord is not engaged in the business of storing goods for hire or in the warehouse business.

14.23 WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY ISSUE OR CONTROVERSY ARISING UNDER THIS LEASE.

14.24 Confidential Information. If Landlord is a public company, a copy of this Lease may be filed by Landlord with the Securities and Exchange Commission ("SEC") to comply with SEC requirements. Furthermore, Landlord and Tenant acknowledge that either party may be required to make public disclosure of material facts concerning this Lease from time to time in order to satisfy the requirements of applicable securities or banking laws. Other than such disclosure that may be required to comply with applicable laws, the parties agree to treat as confidential and to use reasonable efforts to prevent the inadvertent disclosure of proprietary information of either party delivered to the other pursuant to or in furtherance of the purposes of this Lease; provided, however, that nothing herein shall be deemed to preclude or impair the ability of either party to deliver any such information to its attorneys, accountants, lenders, investors and other such interested parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date aforesaid.

                                           LANDLORD:

Witness:                                   [________________________]


                                           By:
------------------------------                ----------------------------------
Name:                                      Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           TENANT:

                                           BANK OF AMERICA, N.A.,
                                           a national banking association


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                           Attest:


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A
                           [TO FORM OF SEPARATE LEASE]
         LEASED PREMISES, BUILDING NRA, LEASED PREMISES NRA, AND TENANT
                OCCUPANCY PERCENTAGE AND ANNUAL BASIC RENT FACTOR

                                    EXHIBIT B
                           [TO FORM OF SEPARATE LEASE]
                            CONFIDENTIALITY AGREEMENT

     1. Definition. For the purposes of this Agreement, "Confidential Information" shall mean any information which
                                              ("Owner") in good faith believes
---------------------------------------------
in some material part, alone or in combination with other information (1) provides Owner with an economic value from its disclosure or use, and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

     2. Restrictions on Disclosure of Confidential Information to Qualified Persons. All information exchanged between Owner, Bank of America, N.A.
("Tenant"), and                         ("Auditor"), with respect to operating
                -----------------------
expense and tax pass-throughs (collectively, "CAM Charges") assessed against Tenant, in connection with Tenant's lease of space in that certain building
located at                                       ,          ("Building") shall
           --------------------------------------  --------
be deemed Confidential Information for the purposes of this Agreement.

     3. Qualified Persons. "Qualified Person" includes employees of Auditor and Tenant, and any outside law firms or accounting firms representing Auditor or Tenant and their support personnel (including paralegals, photocopy operators, and any independent contractors hired by any such party to make photocopies of documents containing Confidential Information) and the principals and agents for those parties.

     4. Maintenance of Confidential Information. All documents or other materials containing Confidential Information shall be maintained at all times in the custody of Auditor and shall be labeled and secured in a manner designed to prevent any disclosure to persons who are not Qualified Persons under this Agreement. Auditor agrees to exercise reasonable diligence to insure that Qualified Persons to whom the Confidential Information is disclosed maintain its confidentiality.

     5. Disclosure of Confidential Information. Auditor acknowledges that Confidential Information shall not be used or disclosed (other than to Qualified Persons) for any purpose without the prior consent of Owner, unless required or compelled by judicial process. If Confidential Information is provided to non-Qualified Persons, Auditor acknowledges that Owner shall be entitled to a temporary and permanent injunction to prevent the disclosure of such Confidential Information. In addition, Owner shall be entitled to a mandatory injunction requiring the return of all Confidential Information from any person in possession of Confidential Information.

     6. No Solicitation. Except for Tenant and other existing clients of Auditor, Auditor agrees that it shall not solicit business from any of the other tenants in the Building, nor shall it request that Tenant so solicit other tenants on Auditor's behalf, with respect to the review or analysis of CAM Charges assessed any of them by Owner.

     7. Attorney's Fees. If any action is instituted to enforce or construe this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs at all levels, including appeals.

     8. Miscellaneous. This Agreement shall be subject to and construed in accordance with the laws of the State in which the Building is located. If any provision of this Agreement is held or rendered illegal or unenforceable, it shall be considered separate and severable from this Agreement and the remaining provisions of this Agreement shall remain in force and bind the parties as though the illegal or unenforceable provision had never been included in this Agreement. This Agreement sets forth the entire agreement between Owner and Auditor and there are no other agreements or understandings between them. This Agreement may not be modified except by an instrument in writing executed by Owner and Auditor. This Agreement may be executed in counterparts, each of which counterparts shall constitute an original and all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature which shall, for all purposes, serve as an original executed counterpart of this Agreement upon delivery of an executed copy hereof by facsimile.

     9. Consideration. Auditor acknowledges that it has received sufficient and adequate consideration from Owner in exchange for the obligations of Auditor hereunder. Said consideration including, but not limited to, Owner's agreement to provide reasonable access to all relevant information relating to the CAM Charges, and assistance to Auditor with respect to Auditor's review and analysis of Tenant's CAM Charges. Auditor also acknowledges the receipt of Ten and No/100 Dollars ($10.00) as additional consideration for its obligations hereunder. Further, Auditor acknowledges that Owner is providing access to Confidential Information and cooperating with Auditor in reliance upon Auditor fully performing and honoring its obligations hereunder. Auditor acknowledges that Owner would not have provided such access or cooperation without Auditor assuming the obligations stated herein.

AUDITOR:


By:
   ----------------------------------------
Print Name:
           --------------------------------
Its:
    ---------------------------------------

Authorized Signature

Date:
     --------------------------------------


OWNER:


By:
   ----------------------------------------
Print Name:
           --------------------------------
Its:
    ---------------------------------------

Authorized Signature

Date:
     --------------------------------------

                                    EXHIBIT C
                           [TO FORM OF SEPARATE LEASE]
             SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

This Instrument prepared by:

     ----------------

     ----------------

     ----------------

     ----------------

Record and Return to:

     ----------------

     ----------------

     ----------------

     ----------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

          THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the
"Agreement") made as of this      day of           ,      , by BANK OF AMERICA,
                             ----        ----------  -----
N.A., a national banking association ("Tenant") and                 ("Lender").
                                                    ---------------

                                    RECITALS:

          A. Lender, whose address is
                                                ("Lender"), has agreed to make a
-----------------------------------------------
loan (the "Loan") to                             ("Landlord") in connection with
                     ---------------------------
the real property described on Exhibit A attached hereto and made a part hereof and the improvements thereon (the "Real Property").

          B. Landlord and Tenant have entered into that certain Lease dated as
of           ,        (the "Lease") demising space in the Real Property (the
   ----------  ------
"Premises").

          C. Lender and Tenant have executed this Agreement to subordinate the Lease to the mortgage securing the Loan, and to provide for non-disturbance and attornment as hereinafter set forth.

          ACCORDINGLY, Tenant hereby confirms as follows:

          1. The leasehold estate and all of Tenant's rights thereunder shall at all times be subject, subordinate and inferior to the Loan, collateral and security interest securing the Loan and all rights of Lender (and any subsequent holder(s) of the Loan) thereunder (the "Loan Documents") and to any and all renewals, modifications and extensions thereof.

          2. In the event of foreclosure of the Loan Documents, or upon a sale of the collateral encumbered thereby pursuant to a sale by Lender (or any subsequent holder(s) of the Loan), or upon a transfer of the collateral in lieu of foreclosure, the Lease and Tenant's rights thereunder shall continue and shall not be terminated or disturbed, except in accordance with the provisions of the Lease. In consideration of the foregoing, Tenant hereby agrees to attorn to and accept any such successor owners as landlord under the Lease; provided that Lender, or any successor owner, shall not be:

          2.1 liable for any act or omission of a prior landlord (including Landlord) [provided, however, that Lender or any other successor owner will be liable, on a going forward basis from the date Lender or said successor owner acquires ownership or control of the property containing the Premises, for compliance with Landlord's obligations under the Lease; and further provided that after Lender or said successor owner acquires ownership or control of the property containing the Premises, Tenant shall continue to be entitled to exercise any remedy expressly provided to Tenant in the Lease (including without limitation self-help and offset rights), regardless of whether such exercise by Tenant relates to defaults or failures of Landlord, or other conditions, occurring before Lender or said successor owner acquires ownership or control of the property containing the Premises]; or

          2.2 subject to any offsets that Tenant may have against any prior landlord (including Landlord) except for offset rights expressly granted in the Lease, subject to notice requirements as set forth in the Lease; or

          2.3 bound by any rent or additional rent Tenant might have paid to any prior landlord (including Landlord) more than one (1) month in advance of the date such rent is due under the Lease; or

          2.4 bound by any subsequent agreement or modification of the Lease made without the written consent of Lender or any subsequent holder(s) of the Loan, except as expressly permitted by the terms and conditions of the Lease; or

          2.5 liable or responsible for or with respect to the retention, application or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not still held by such prior landlord, except to the extent that Lender or such other purchaser has actually received for its own account as landlord all or any part of such security deposit.

          3. In the event of any default or breach by Landlord under the Lease or otherwise that would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim partial or total eviction or to offset against the rental due under the Lease any amount due Tenant as a result of a breach by Landlord, Tenant will provide to any Notice Party (as hereinafter defined), at the address shown above (or at such other address as may be provided in writing by such party to Tenant at least ten (10) days prior to the Commencement Date of such address change), a copy of any notice Tenant delivers to Landlord with respect to such fact, at the same time Tenant delivers such written notice to Landlord. Tenant agrees that after such notice, Lender (or any subsequent holder(s) of the Loan), shall have the same cure period provided in the Lease to cure such default or breach by Landlord, and during such time the Lease shall remain in full force and effect. For purposes of this Certificate, "Notice Party" means Lender or any subsequent holder(s) of the Loan who notifies Tenant in writing that they wish to receive written notice of such fact.

          4. This Agreement shall be binding upon Lender and Tenant and all parties claiming through or under such persons or any successors or assigns. The Agreement shall inure to the benefit of the respective successors and assigns of Tenant and Lender.

          5. Lender and Tenant agree that this Agreement satisfies any requirements in the Lease relating to the execution or delivery of a non-disturbance agreement or a subordination and non-disturbance agreement.

{remainder of this page Intentionally Omitted left blank}

                                               TENANT:

Witness:                                       BANK OF AMERICA, N.A.,
                                               a national banking association


                                               By:
------------------------------                    ------------------------------
Name:                                          Name:
                                               Title:

STATE OF    (S)
COUNTY OF   (S)

(Insert standard notary provision for applicable State)

                                               LENDER:

                                               ---------------------------------


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                               Attest:


                                               By:
                                                   -----------------------------
                                               Its:
                                                    ----------------------------

STATE OF          (S)
COUNTY OF         (S)

(Insert standard notary provision for applicable State)

EXHIBIT "A"

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                    EXHIBIT D
                           [TO FORM OF SEPARATE LEASE]

                              ESTOPPEL CERTIFICATE

and

RE:  Lease Dated:  Effective as of          ,
                                   ---------  -------
                   (Include titles and dates of any amendments)

     Landlord:
                    --------------------

     Tenant:           Bank of America, N.A.

     Premises:

Ladies and Gentlemen:

     As a tenant under the above-referenced lease (the "Lease"), the undersigned
hereby acknowledges for the benefit of                    ("Landlord"), the
                                       ------------------
current owner of the property containing the Premises, and
                        and/or its affiliates and subsidiaries ("Lender") which
-----------------------
has or is proposing to make a loan (the "Loan") on the above-referenced real property, the truth and accuracy of the following statements pertaining to the Lease to the best of Tenant's knowledge as of the date hereof, but subject to any matters that a physical inspection of the Leased Premises would disclose:

     1. Tenant has accepted, is conducting business in, and is in full possession of, said Premises, including all improvements, additions and alterations thereto required to be made by Landlord under the
          Lease. The Premises is comprised of         square feet of rentable
                                              -------
          space, together with other areas more particularly described in the
          Lease . Additionally, Tenant is entitled to      parking spaces in the
                                                      ----
          parking facilities serving the subject building.

     2. Tenant is not in default of its obligations under the Lease, is paying full rent stipulated therein with no offset, defense or claim of any kind and Tenant has not assigned, sublet, transferred or hypothecated its interest under the Lease.

     3. Landlord is not presently in default under any of the terms, covenants or provisions of the Lease, nor has any event occurred which with the passage of time and/or the giving of notice (if required by the Lease) would constitute an event of default under the Lease.

     4. Landlord has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the term of the Lease as specified in said Lease, including, without limitation, completion of any required tenant improvements. There are no unfunded tenant obligations of Landlord under the Lease.

     5.   The initial monthly rent under the Lease is $          .
                                                       ----------

     6. A security deposit in the amount of $ N/A has been paid by Tenant to Landlord under the Lease.

     7.   The Lease is for a term expiring on            . Tenant has options to
                                              -----------
          renew the Lease for       renewal terms of         years each. Tenant
                              -----                  -------
          does not have any right to renew, extend or terminate the term of the
          Lease except as expressly provided in the Lease.

     8.   The term of the Lease shall expire on          , unless Tenant
                                                ---------
          exercises its option to renew.

     9. Tenant hereby acknowledges (i) the Lease is valid and enforceable in accordance with its terms against the Tenant, (ii) that there have been no modifications or amendments to the Lease other than as therein specifically stated and that the Lease represents the entire agreement between the Landlord and the Tenant, (iii) that it has no notice of prior assignments, hypothecation or pledge of rents or of the Lease except in connection with any prior financing by Landlord being repaid from the proceeds of the Loan, and (iv) that notice of the assignment of Landlord's interest in said Lease may be given by mail, at the Premises, or as otherwise directed herein or in the Lease.

     10. The execution and delivery of this Certificate by Tenant does not require any consent, vote or approval which has not been given or taken.

     11. This Certificate may not be changed, waived or discharged orally, but only by an instrument in writing.

     12. Except as expressly provided in the Lease, there are no purchase options under the Lease or other agreements giving Tenant any rights or options to purchase the Premises and/or improvements, or a part thereof, on which the space covered by the Lease is located.

     13. This Certificate shall be binding upon the Tenant and shall inure to the benefit of the respective successors and assigns of Landlord and Lender.

     14. Tenant agrees that Landlord and Lender and their respective successors and assigns shall also be entitled to rely upon the statements and agreements contained herein.

     15. This Certificate shall not have the effect of modifying any provision of the Lease.

     This Certificate is executed and delivered by the undersigned with the knowledge that Lender will rely upon the statements and agreements contained herein in connection with the making of the Loan on the above-referenced real property and may rely hereon.

DATED: as of        ,      .
             -------  -----

                                               TENANT:

Witness:                                       BANK OF AMERICA, N.A.,
                                               a national banking association


                                               By:
------------------------------                    ------------------------------
Name:                                          Name:
                                               Title:

                                    EXHIBIT E
                           [TO FORM OF SEPARATE LEASE]
                   FORM OF SUBTENANT NON-DISTURBANCE AGREEMENT

                                  [TO BE ADDED]

                                   Schedule 1

                            Annual Rent Factor Table
                           [TO FORM OF SEPARATE LEASE]

-------------------------------------
              Increase   Annual Basic
Lease Years    Factor    Rent Factor
-------------------------------------
    1-5            --         8.61
-------------------------------------
    6-10        1.015       8.7392
-------------------------------------
   11-15        1.015       8.8703
-------------------------------------
   16-20        1.015       9.0033
-------------------------------------
   21-25        1.110       9.9937
-------------------------------------
   26-30        1.050      10.4934
-------------------------------------
   31-35        1.050      11.0181
-------------------------------------
   36-40        1.050      11.5690
-------------------------------------
   41-45        1.050      12.1474
-------------------------------------
   46-50        1.050      12.7548
-------------------------------------

                                   Schedule 2
                           [TO FORM OF SEPARATE LEASE]

                    Description of Environmental Information

                                   Schedule 3
                           [TO FORM OF SEPARATE LEASE]

                           Description of Tenant's Art

                           EXHIBIT "H" TO MASTER LEASE
                         FORM OF CONTRACTION ASSIGNMENT

Property Name:

                       ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment"), is made as of the
      day of           , 200 , by BANK OF AMERICA, N.A., ("Assignor"), and
-----        ----------     -
[__________________________________], a [________________________],
("Assignee").

                                    RECITALS

     A. Assignor is the holder of the tenant's interest under that certain lease by and between [_____________________], as Landlord, and Assignor, as Tenant
dated            (the "Lease") for a portion of the property located at
      ----------
                             and more particularly described in Exhibit "A"
----------------------------
attached hereto.

     B. Assignor desires to assign, transfer, sell and convey to Assignee, its leasehold interest in the Lease and Assignee desires to accept such assignment and assume all of Assignor's covenants and obligations under the Lease arising, accruing or to be performed from and after the date hereof.

                                    AGREEMENT

     NOW THEREFORE, for and in consideration of the foregoing, and other good and valuable consideration and the agreements set forth herein, Assignor and Assignee agree as follows:

     1. Assignment. Assignor hereby assigns, transfers, sells and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest as tenant in and to the Lease.

     2. Assumption. Assignee, for itself, its successors and assigns, hereby assumes and agrees to perform, undertake and be responsible for any and all covenants, agreements, obligations, duties and responsibilities and liabilities of Assignor under the Lease, arising, accruing or to be performed from and after the date hereof.

     3. Indemnity by Assignor. Assignor agrees to indemnify, defend and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorney's fees and costs) arising out of any obligation or liability under the Lease that was to be performed by Assignor or that accrued or became due by Assignor on or before the date hereof.

     4. Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     IN WITNESS WHEREOF, the Assignor and Assignee have caused this Assignment to be properly executed as of the day and year first above written.

                                          BANK OF AMERICA, N.A.


                                          By:
                                             -----------------------------------
                                                Name:
                                                Title:

                                          [_________________________]
                                          a [_______________________]


                                                By:
                                                   -----------------------------
                                                      Name:
                                                      Title:

                               CONSENT OF LANDLORD

                      [If required under "Separate Lease"]

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and hereby intending to be legally bound hereby, the undersigned [__________________________], being the holder of the Landlord's interest in, to and under the within described Lease, hereby consents to the within Assignment and Assumption of Lease, and releases Assignor of and from any liabilities or obligations under the said Lease first arising, accruing or to be performed from and after the date hereof.

                                          [____________________________________]

                                          --------------------------------------

                                          --------------------------------------

STATE OF
         -------------

COUNTY OF
          ------------------

     The foregoing instrument was acknowledged before me this      day of
                                                              ----
             , 2003, by                              as Landlord under that
-------------           ----------------------------
certain Lease dated                         and that he or she has personally
                    -----------------------
appeared before me and is personally known to me or presented as identification.
----------------------------

                                                Print Name:
                                                            --------------------
                                                Notary Public State and
                                                Commission Number:
                                                                   -------------
                                                My Commission Expires:
                                                                       ---------

STATE OF
         --------------------

COUNTY OF
          -------------------

     The foregoing instrument was acknowledged before me this      day of
                                                              ----
          , 2003, by                         as                   [_______] of
----------           -----------------------    -----------------
Bank of America, N.A., on behalf of said association. He or she has personally appeared before me and is personally known to me or presented as identification.
-----------------------------

                                                Print Name:
                                                            --------------------
                                                Notary Public State and
                                                Commission Number:
                                                                   -------------
                                                My Commission Expires:
                                                                       ---------

STATE OF
         --------------------

COUNTY OF
          -------------------

     The foregoing instrument was acknowledged before me this      day of
                                                              ----
             , 2003, by                               as
-------------           -----------------------------    ---------------------
of                     , a                       He or she has personally
   --------------------    ---------------------
appeared before me and is personally known to me or presented as identification.
---------------------------

                                                Print Name:
                                                            --------------------
                                                Notary Public State and
                                                Commission Number:
                                                                   -------------
                                                My Commission Expires:
                                                                       ---------

                            EXHIBIT I TO MASTER LEASE
                          FORM OF CONTRACTION SUBLEASE

                                  [TO BE ADDED]

                            EXHIBIT J TO MASTER LEASE
                            FORM OF LETTER OF CREDIT

OUR CREDIT NO.         ISSUE DATE         EXPIRY DATE            LETTER OF
                                                                 CREDIT AMOUNT

                                          DECEMBER 31, 20      $3,000,000.00 USD
--------------       ---------------                     --

BENEFICIARY:                              APPLICANT:

NAME:      BANK OF AMERICA, N.A.          NAME:
ADDRESS:                                  ADDRESS:

ATTN:

DEAR BENEFICIARY:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR, AS BENEFICIARY, IN THE LETTER OF CREDIT AMOUNT SET FORTH ABOVE (AS THE SAME MAY BE REDUCED FROM TIME TO TIME AS PROVIDED BELOW) WHICH IS AVAILABLE BY PAYMENT AGAINST THE FOLLOWING DOCUMENTS:

1. THE BENEFICIARY'S DRAFT(S) DRAWN ON US AT SIGHT, DULY ENDORSED ON THE REVERSE SIDE THEREOF, AND BEARING THE CLAUSE: "DRAWN UNDER [NAME OF ISSUING BANK]
STANDBY LETTER OF CREDIT NUMBER    ."
                                ---

2. A TYPEWRITTEN STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY STATING THEREIN ONE OR THE OTHER OF THE FOLLOWING STATEMENTS:

     "AN LANDLORD DEFAULT HAS OCCURRED UNDER THE MASTER LEASE AGREEMENT DATED
               , 2003, BETWEEN                     , AS LANDLORD (THE
     ----------                --------------------
     "LANDLORD"), AND BANK OF AMERICA, N.A., AS TENANT (THE "TENANT"), BY REASON OF WHICH EVENT OF DEFAULT THE TENANT IS ENTITLED TO IMMEDIATE PAYMENT IN CASH OF THE AMOUNT OF USD (SUPPLY AMOUNT), WHICH IS THE AMOUNT OF THE SITE DRAFT THAT

     ACCOMPANIES THIS WRITTEN STATEMENT, AND THE UNDERSIGNED IS THEREFORE ENTITLED TO DEMAND, AND DOES HEREBY DEMAND, PAYMENT OF SUCH AMOUNT UNDER
     [NAME OF ISSUING BANK] STANDBY LETTER OF CREDIT NUMBER     ."
                                                            ----

                                     - OR -

     "THE UNDERSIGNED HAS BEEN NOTIFIED BY [NAME OF ISSUING BANK] THAT IT HAS
     ELECTED NOT TO RENEW ITS LETTER OF CREDIT #           AND THE UNDERSIGNED
                                                ----------
     IS THEREFORE ENTITLED TO DEMAND AND DOES HEREBY DEMAND PAYMENT OF THE FULL STATED AMOUNT OF SUCH LETTER OF CREDIT."

3. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, FOR OUR ENDORSEMENT. (IF YOUR DEMAND REPRESENTS A PARTIAL DRAWING HEREUNDER, WE WILL ENDORSE THE ORIGINAL CREDIT AND RETURN SAME TO YOU FOR POSSIBLE FUTURE CLAIMS. IF, HOWEVER, YOUR DEMAND REPRESENTS A FULL DRAWING OR IF SUCH DRAWING IS PRESENTED ON THE DAY OF THE RELEVANT EXPIRATION DATE HEREOF, WE WILL HOLD THE ORIGINAL FOR OUR FILES AND REMOVE SAME FROM CIRCULATION.)

THIS LETTER OF CREDIT SHALL EXPIRE JUNE 30, 2004. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY RENEWED WITHOUT AMENDMENT FOR UP
TO       CONSECUTIVE ADDITIONAL PERIODS OF ONE YEAR EACH, THE FIRST SUCH
   -----
ADDITIONAL PERIOD TO COMMENCE ON JULY 1, 2004, AND TO EXPIRE JUNE 30, 2003, AND THE FINAL SUCH ADDITIONAL PERIOD TO COMMENCE ON JULY 1, 20 , AND TO EXPIRE ON
                                                          --
JUNE 30, 20  , SUCH DATE OF JUNE 30, 20  , BEING THE FINAL EXPIRATION DATE OF
           --                          --
THIS LETTER OF CREDIT, UNLESS 30 DAYS PRIOR TO THE DATE OF COMMENCEMENT OF EACH SUCH RENEWAL PERIOD WE NOTIFY YOU IN WRITING THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT.

WE ENGAGE WITH YOU THAT ALL DOCUMENTS PRESENTED IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US IF DELIVERED TO FIRST UNION
NATIONAL BANK AT ITS OFFICE AT                   PRIOR TO 3 P.M. ON OR BEFORE
                               -----------------
THE EXPIRATION DATE HEREOF.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS LETTER OF CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS: (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500".

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBER
(___)             .
     -------------

AUTHORIZED SIGNATURE

                           Schedule 1 To Master Lease

                            Annual Rent Factor Table

-------------------------------------
              Increase   Annual Basic
Lease Years    Factor    Rent Factor
-------------------------------------
    1-5            --         8.61
-------------------------------------
    6-10        1.015       8.7392
-------------------------------------
   11-15        1.015       8.8703
-------------------------------------
   16-20        1.015       9.0033
-------------------------------------
   21-25        1.110       9.9937
-------------------------------------
   26-30        1.050      10.4934
-------------------------------------
   31-35        1.050      11.0181
-------------------------------------
   36-40        1.050      11.5690
-------------------------------------
   41-45        1.050      12.1474
-------------------------------------
   46-50        1.050      12.7548
-------------------------------------

                           Schedule 2 To Master Lease

                            [INTENTIONALLY OMITTED.]

                           SCHEDULE 3 TO MASTER LEASE

                    DESCRIPTION OF ENVIRONMENTAL INFORMATION

     As defined in the Lease, "Environmental Information" shall mean and include the following Phase I Environmental Site Assessments, together with all analytical results, tables, appendices, supplements and addenda referenced therein and relating thereto, and also including any and all follow-on Phase II and other investigations and reports actually performed in connection with the enumerated Environmental Site Assessments:

1. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the properties located at 101 East Market Street and Broadway & Wishkaw in Aberdeen, Washington.

2. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 725 6th Street Northwest, Albuquerque, New Mexico.

3. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 5353 South Lindbergh Boulevard, St. Louis, Missouri.

4. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 300 West Main Street, Denison, Texas.

5. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 501 South Bliss Avenue, Dumas, Texas.

6. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 880 Rue Saint Francois, Florissant, Missouri.

7. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 481 South Forks Avenue, Forks, Washington.

8. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 5950 East Admiral Place, Tulsa, Oklahoma.

9. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 128 South Washington Street, Albany, Georgia.

10. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 4401 Central Avenue Northwest, Albuquerque, New Mexico.

11. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 112 East Holly Street, Bellingham, Washington.

12. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 1000 6th Street, Bremerton, Washington.

13. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 2001 William Street, Cape Girardeau, Missouri.

14. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the properties located at 1101 and 1103 South Josey Lane, Carrollton, Texas.

15. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 4301 Hampton Avenue, St. Louis, Missouri.

16. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 1 West Queens Way, Hampton, Virginia.

17. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the properties located at 1422 Grayson Street, 999 Spotford, 512 Pierce, and 1400 Grayson Street, San Antonio, Texas.

18. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the properties located at 204 and 210 East Rush Avenue, Harrison, Arkansas.

19. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 167 Laurens Street Southwest, Aiken, South Carolina.

20. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the properties located at One Center Avenue, 601 Center Avenue and 105 North Centre, Brownwood, Texas.

21. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the properties located at 800 East Cherry Street and 720 Cherry Street, Columbia, Missouri.

22. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 10 Church Circle, Annapolis, Maryland.

23. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the properties located at 221 South Commercial and 160 South Arch Street, Aransas Pass, Texas.

24. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the properties located at 601 West Riverside Avenue and 615 West Sprague Avenue, Spokane, Washington.

25. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 107 Water Street, Henderson, Nevada.

26. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 3415/3417 Eastern Avenue, Baltimore, Maryland.

27. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 129 West Lexington Avenue, Independence, Missouri.

28. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 1016 Main Street, Lexington, Missouri.

29. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 801 Main Street, Lynchburg, Virginia.

30. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the properties located at 222 and 300 South Jefferson Street, Mexico, Missouri.

31. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 9500 Mission Road, Overland Park, Kansas.

32. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 5651 East Lancaster Avenue, Fort Worth, Texas.

33. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 1101 Conway, Mission, Texas.

34. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 103 East 3rd Street, Moses Lake, Washington.

35. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 300 South Main Street, Moultrie, Georgia.

36. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the properties located at 302 North Jefferson Avenue and 4th and Jefferson Avenues, Mount Pleasant, Texas.

37. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 120 East Main Street, Murfreesboro, Tennessee.

38. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 230 West Broadway Street, Muskogee, Oklahoma.

39. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 8320 North Oak Trafficway, Kansas City, Missouri.

40. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 830 North Wenatchee Avenue, Wenatchee, Washington.

41. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 1007 Knight Street, Richland, Washington.

42. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 102 East Main Street, Cartersville, Georgia.

43. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 300 East Main Street, Charlottesville, Virginia.

44. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 401 Front Street, Coeur d'Alene, Idaho.

45. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 323 Denver Avenue, Dalhart, Texas.

46. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 820 A Street, Tacoma, Washington.

47. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 210 West 8th Street, Rolla, Missouri.

48. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 302 South Jefferson Street, Roanoke, Virginia.

49. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 22 Bull Street, Savannah, Georgia.

50. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 12400 Interstate 45 North, Houston, Texas.

51. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 702 Park Avenue, Northwest, Norton, Virginia.

52. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 1077 East Sahara Avenue, Las Vegas, Nevada.

53. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 350 West Lewis Street, Pasco, Washington.

54. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 501 North Penn Avenue, Independence, Kansas.

55. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 102 East Front Street, Port Angeles, Washington.

56. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 112 McClurg Street, Richland, Missouri.

57. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 2501 South Congress Avenue, Austin, Texas.

58. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 606 Broad Street, South Boston, Virginia.

59. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 2940 South Glenstone Avenue, Springfield, Missouri.

60. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 1616 South Rustle Road, Spokane, Washington.

61. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 525 North Tryon Street, Charlotte, North Carolina.

62. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 4701 University Way NE, Seattle, Washington.

63. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 106 South Patterson Street, Valdosta, Georgia.

64. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 101 North 2nd Street, Yakima, Washington.

65. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the properties located at 501-503, 505-507, 509, 511, 513, 514, 515,
517-519, 521-527 Austin Avenue, Waco, Texas.

66. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated June 2003 for the property located at 111 West Main Street, Walla Walla, Washington.

67. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 710 West Sunshine Street, Springfield, Missouri.

68. Phase I Environmental Site Assessment prepared by ENTRIX, Inc. dated May 2003 for the property located at 102 North Broad Street, Winder, Georgia.

69. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1825 East Buckeye Road, Phoenix, Arizona.

70. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 51 East Camelback Road, Phoenix, Arizona.

71. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 63 West Main Street, Mesa, Arizona.

72. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 3804 Atlantic Avenue, Long Beach, California.

73. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1199 Orange Avenue, AKA 1050 B Avenue, Coronado, California.

74. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 835 North Sepulveda Boulevard, El Segundo, California.

75. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1450 West Redondo Beach Boulevard, Gardena, California.

76. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 345 North Brand Boulevard, Glendale, California.

77. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1275 South Dupont Avenue, Ontario, California.

78. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the properties located at 7680 Girard Avenue and 917-921 Kline Street, La Jolla, California.

79. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 880 East Colorado Boulevard, Pasadena, California.

80. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 2400 North Broadway, Los Angeles, California.

81. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 3505 East Imperial Highway, Lynwood, California.

82. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 5025 Lankershim Boulevard, North Hollywood, California.

83. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1232 South Vermont Avenue, Los Angeles, California.

84. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 3650 Fourteenth Street, Riverside, California.

85. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 10300-10306 Sepulveda Boulevard, Mission Hills, California.

86. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1255 Sartori Avenue, Torrance, California.

87. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 600 West Willow Street, Long Beach, California.

88. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 750 South Orlando Avenue, Winter Park, Florida.

89. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1000 Century Park Drive, Tampa, Florida.

90. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 690 East Highway 50, Clermont, Florida.

91. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 5041 Bayou Boulevard, Pensacola, Florida.

92. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 230 North Woodland Boulevard, Deland, Florida.

93. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 700 8th Avenue West, Palmetto, Florida.

94. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1640 Gulf To Bay Boulevard, Clearwater, Florida.

95. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 801 East Hallandale Beach Boulevard, Hallandale, Florida.

96. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1900 Tyler Street, Hollywood, Florida.

97. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 9000 Southside Boulevard, Jacksonville, Florida.

98. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 2850 North Federal Highway, Pompano Beach, Florida.

99. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 11755 Biscayne Boulevard, Miami, Florida.

100. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1 East 49th Street, Hialeah, Florida.

101. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 35 Southeast 1st Avenue, Ocala, Florida.

102. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 900 South Federal Highway, Stuart, Florida.

103. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 21175 Ocean Boulevard, Port Charlotte, Florida.

104. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 231 South Ridgewood Drive, Seabring, Florida.

105. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 3535 University Boulevard West, Jacksonville, Florida.

106. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 17100 Northwest 59th Avenue, Miami Lakes, Florida.

107. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 100 North Westshore Boulevard, Tampa Florida.

108. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 18305 Biscayne Boulevard, North Miami Beach, Florida.

109. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 110 East Weber Avenue, Stockton, California.

110. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1100 Butte House Road, Yuba City, California.

111. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1130 South Victoria Avenue, Ventura, California.

112. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1201 Baker Street, Bakersfield, California.

113. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 150 North Long Beach Boulevard, Long Beach, California.

114. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1661 East Street, Redding, California.

115. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1830 Del Paso Boulevard, Sacramento, California.

116. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 2111 Tulolumne Street, Freso, California.

117. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 220 South Escondido Boulevard, Escondido, California.

118. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 2611 South Cedar Avenue, Fresno, California.

119. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 300-500 Ellinwood Way, Pleasant Hill, California.

120. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 300 Town Center East, Santa Maria, California.

121. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 303 North D Street, San Bernardino, California.

122. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 330 East Manchester Boulevard, Inglewood, California.

123. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 3435 North Cedar Avenue, Fresno, California.

124. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 3810 Broadway, Sacramento, California.

125. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 405 Main Street, Salinas, California.

126. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 444 South Garey Avenue, Pomona, California.

127. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 444 South Mathilda Avenue, Sunnyvale, California.

128. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 5021 California Avenue, Bakersfield, California.

129. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 955 Main Street, Red Bluff, California.

130. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 7255 Greenleaf Avenue, Whittier, California.

131. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 900 High Street, Auburn, California.

132. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 4104 MacArthur Boulevard, Newport Beach, California.

133. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 834 State Street, Santa Barbara, California.

134. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 518 South Long Beach Avenue, Compton, California.

135. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 710 West Main Street, Merced, California.

136. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 839 East Palmdale Boulevard, Palmdale, California.

137. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 231 South LaSalle Street, Chicago, Illinois.

138. Phase I Environmental Site Assessment prepared by KTR Newmark Consultants LLC dated June 6, 2003 for the property located at 1 South Van Ness Avenue, San Francisco, California.

                           Schedule 4 To Master Lease

                           Description of Tenant's Art

                           Schedule 5 To Master Lease

                   Renewal Term Annual Basic Rent Illustration

The following illustrates the calculation and allocation of Annual Basic Rent at renewal under two different Fair Market Rental Value ("FMRV") assumption sets.

TABLE ONE - BASE ASSUMPTIONS:

--------------------------------------------------------------------------
                  A             B              C                D
--------------------------------------------------------------------------
                                         Total Renewal
              Non-FMRV                   Premises NRA    Annual Basic Rent
 Project    Renewal Space   FMRV Space     (A + B)            Factor
--------------------------------------------------------------------------
Project A     85,000 RSF    15,000 RSF    100,000 RSF        $9.00/RSF
--------------------------------------------------------------------------
Project B     25,000 RSF       None        25,000 RSF        $9.00/RSF
--------------------------------------------------------------------------
Project C     40,000 RSF    10,000 RSF     50,000 RSF        $9.00/RSF
--------------------------------------------------------------------------
Project D     75,000 RSF       None        75,000 RSF        $9.00/RSF
--------------------------------------------------------------------------

Illustration One

     Aggregate FMRV for Non-FMRV Renewal Space is greater than the Maximum Renewal Term Basic Rent for the Non-FMRV Renewal Space.

Assume the Base Assumptions in Table One above which show that (i) the Renewal Premises includes space at four Projects, (ii) the Renewal Premises at two of the Projects includes FMRV Space (iii) the Annual Basic Rent Factor for the applicable Renewal Term as set forth on Schedule 1 to the Lease is $9.00 per RSF. Also assume the Fair Market Rental Value (determined either by agreement of the parties or by appraisal as provided in the Lease) for each of the Projects is as noted below:

----------------------
 Project       FMRV
----------------------
Project A   $15.00/RSF
----------------------
Project B   $10.00/RSF
----------------------
Project C   $ 6.00/RSF
----------------------
Project D   $ 8.00/RSF
----------------------

     Step 1 - Calculate the Aggregate FMRV Rent for the Non-FMRV Renewal Space:

     ---------------------------------------------------------------------
                             Non-FMRV                           FMRV Rent
         Project           Renewal Space          FMRV           (A x B)
     ---------------------------------------------------------------------
     Project A               85,000 RSF    X   $15.00/RSF   =   $1,275,000
     ---------------------------------------------------------------------
     Project B               25,000 RSF    X   $10.00/RSF   =   $  250,000
     ---------------------------------------------------------------------
     Project C               40,000 RSF    X   $ 6.00/RSF   =   $  240,000
     ---------------------------------------------------------------------
     Project D               75,000 RSF    X   $ 8.00/RSF   =   $  600,000
     ---------------------------------------------------------------------
     Aggregate FMRV Rent                                        $2,365,000
     ---------------------------------------------------------------------

     Step 2 - Calculate the Maximum Renewal Term Basic Rent for the Non-FMRV Renewal Space:

     ---------------------------------------------------------------------------
                            Non-FMRV          Annual Basic       Maximum Renewal
         Project          Renewal Space       Rent Factor        Term Basic Rent
     ---------------------------------------------------------------------------
     Project A              85,000 RSF    X     $9.00/RSF    =     $  765,000
     ---------------------------------------------------------------------------
     Project B              25,000 RSF    X     $9.00/RSF    =     $  225,000
     ---------------------------------------------------------------------------
     Project C              40,000 RSF    X     $9.00/RSF    =     $  360,000
     ---------------------------------------------------------------------------
     Project D              75,000 RSF    X     $9.00/RSF    =     $  675,000
     ---------------------------------------------------------------------------
     Maximum Renewal
        Term Basic Rent                                               $2,025,000
     ---------------------------------------------------------------------------

     Step 3 - Allocate Maximum Renewal Term Basic Rent for the Renewal Premises amongst the Projects

     In this illustration, the Aggregate FMRV Rent for the Non-FMRV Renewal Space exceeds the Maximum Renewal Term Basic Rent for the Non-FMRV Renewal Space, requiring a special allocation of the total Maximum Renewal Term Basic Rent for the Non-FMRV Renewal Space amongst the Projects according to FMRV.

     This allocation is accomplished by reducing the FMRV proportionately for each Project containing Non-FMRV Renewal Space by multiplying it by a fraction, expressed as a decimal, the numerator of which is the Maximum Renewal Term Basic Rent (i.e., $2,025,000.00) and the denominator of which is the Aggregate FMRV Rent (i.e., $2,365,000.00):

     Rent Adjustment Factor = 0.85624 (i.e., $2,025,000.00/$2,365,000.00)

     ---------------------------------------------------------------------
                   Non-FMRV                   Rent Adjustment    Adjusted
      Project    Renewal Space   FMRV Rent        Factor        FMRV Rent
     ---------------------------------------------------------------------
     Project A     85,000 RSF    $1,275,000       0.85624       $1,091,702
     ---------------------------------------------------------------------
     Project B     25,000 RSF    $  250,000       0.85624       $  214,059
     ---------------------------------------------------------------------
     Project C     40,000 RSF    $  240,000       0.85624       $  205,497
     ---------------------------------------------------------------------
     Project D     75,000 RSF    $  600,000       0.85624       $  513,742
     ---------------------------------------------------------------------
       TOTAL                     $2,365,000                     $2,025,000
     ---------------------------------------------------------------------

     Step 4 - Calculate Annual Basic Rent for Renewal Premises (FMRV Space only)

     ------------------------------------------------------------
                                                   FMRV Rent for
                 Renewal Premises                Renewal Premises
      Project       FMRV Space         FMRV      FMRV Space only
     ------------------------------------------------------------
     Project A       15,000 RSF     $15.00/RSF       $225,000
     ------------------------------------------------------------
     Project B                      $10.00/RSF              0
     ------------------------------------------------------------
     Project C       10,000 RSF     $ 6.00/RSF       $ 60,000
     ------------------------------------------------------------
     Project D                      $ 8.00/RSF              0
     ------------------------------------------------------------
       TOTAL                                         $285,000
     ------------------------------------------------------------

     Step 5 - Sum components to determine Annual Basic Rent for all Renewal Premises

     ---------------------------------------------------------------------
                         A                   B                  C
     ---------------------------------------------------------------------
                                                        Total Annual Basic
                 Adjusted FMRV Rent                        Rent for all
                    for Non-FMRV       FMRV Rent for     Renewal Premises
      Project      Renewal Space      FMRV Space only        (A + B)
     ---------------------------------------------------------------------
     Project A       $1,091,702          $225,000           $1,316,702
     ---------------------------------------------------------------------
     Project B       $  214,059                 0           $  214,059
     ---------------------------------------------------------------------
     Project C       $  205,497          $ 60,000           $  265,497
     ---------------------------------------------------------------------
     Project D       $  513,742                 0           $  513,742
     ---------------------------------------------------------------------
       TOTAL         $2,025,000          $285,000           $2,310,000
     ---------------------------------------------------------------------

Illustration Two

     Aggregate FMRV Rent for Non-FMRV Renewal Space is less than or equal to the Maximum Renewal Term Basic Rent for the Non-FMRV Renewal Space.

Assume the Base Assumptions shown in Table One above which show that (i) the Renewal Premises includes space at four Projects, (ii) the Renewal Premises at two of the Projects includes FMRV Space (iii) the Annual Basic Rent Factor for the applicable Renewal Term as set forth on Schedule 1 to the Lease is $9.00 per RSF. Also assume the Fair Market Rental Value (determined either by agreement of the parties or by appraisal as provided in the Lease) for each of the Projects is as noted below:

----------------------
 Project       FMRV
----------------------
Project A   $10.00/RSF
----------------------
Project B   $ 7.00/RSF
----------------------
Project C   $ 6.00/RSF
----------------------
Project D   $ 8.00/RSF
----------------------

     Step 1 - Calculate the Aggregate FMRV Rent for the Non-FMRV Renewal Space:

     ---------------------------------------------------------------------
                             Non-FMRV                          FMRV Rent
           Project         Renewal Space         FMRV            (A x B)
     ---------------------------------------------------------------------
     Project A              85,000 RSF     X   $10.00/RSF   =   $  850,000
     ---------------------------------------------------------------------
     Project B              25,000 RSF     X   $ 7.00/RSF   =   $  175,000
     ---------------------------------------------------------------------
     Project C              40,000 RSF     X   $ 6.00/RSF   =   $  240,000
     ---------------------------------------------------------------------
     Project D              75,000 RSF     X   $ 8.00/RSF   =   $  600,000
     ---------------------------------------------------------------------
     Aggregate FMRV Rent                                        $1,865,000
     ---------------------------------------------------------------------

     Step 2 - Calculate the Maximum Renewal Term Basic Rent for the Non-FMRV Renewal Space:

     ------------------------------------------------------------------------
                          Non-FMRV         Annual Basic       Maximum Renewal
         Project       Renewal Space       Rent Factor        Term Basic Rent
     ------------------------------------------------------------------------
     Project A           85,000 RSF    X     $9.00/RSF    =     $  765,000
     ------------------------------------------------------------------------
     Project B           25,000 RSF    X     $9.00/RSF    =     $  225,000
     ------------------------------------------------------------------------
     Project C           40,000 RSF    X     $9.00/RSF    =     $  360,000
     ------------------------------------------------------------------------
     Project D           75,000 RSF    X     $9.00/RSF    =     $  675,000
     ------------------------------------------------------------------------
     Maximum Renewal                                            $2,025,000
     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
     Term Basic Rent
     ------------------------------------------------------------------------

     Step 3 - Allocate Maximum Renewal Term Basic Rent for the Renewal Premises

     In this illustration, the Aggregate FMRV Rent for the Non-FMRV Renewal Space is less than the Maximum Renewal Term Basic Rent for the Non-FMRV Renewal Space. No adjustment to FMRV is necessary.

     Step 4 - Calculate Annual Basic Rent for FMRV Space portion of Renewal Premises

     ------------------------------------------------------------
                                                   FMRV Rent for
                 Renewal Premises                Renewal Premises
      Project       FMRV Space         FMRV         FMRV Space
     ------------------------------------------------------------
     Project A      15,000 RSF      $10.00/RSF      $150,000
     ------------------------------------------------------------
     Project B                      $ 7.00/RSF             0
     ------------------------------------------------------------
     Project C      10,000 RSF      $ 6.00/RSF      $ 60,000
     ------------------------------------------------------------
     Project D                      $ 8.00/RSF             0
     ------------------------------------------------------------
       TOTAL                                        $210,000
     ------------------------------------------------------------

     Step 5 - Sum components to determine Annual Basic Rent for all Renewal Premises

     -----------------------------------------------------------------------
                         A                     B                   C
     -----------------------------------------------------------------------
                                                          Total Annual Basic
                                         FMRV Rent for       Rent for all
                 FMRV Rent for Non-    Renewal Premises    Renewal Premises
      Project    FMRV Renewal Space)      FMRV Space           (A + B)
     -----------------------------------------------------------------------
     Project A       $  850,000            $150,000           $1,000,000
     -----------------------------------------------------------------------
     Project B       $  175,000                   0           $  175,000
     -----------------------------------------------------------------------
     Project C       $  240,000            $ 60,000           $  300,000
     -----------------------------------------------------------------------
     Project D       $  600,000                   0           $  600,000
     -----------------------------------------------------------------------
       TOTAL         $1,865,000            $210,000           $2,075,000
     -----------------------------------------------------------------------